UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-05518

                                 The RBB Fund, Inc.

(Exact name of registrant as specified in charter)

Bellevue Park Corporate Center

103 Bellevue Parkway

                                         Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Salvatore Faia

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

                                     Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-791-1851

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Bedford Class

of

The RBB Fund, Inc.

Money Market

Portfolio

Annual Report

August 31, 2013

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it’s possible to lose money by investing in the Portfolio.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Portfolio.

THE RBB FUND, INC.

Money Market Portfolio

Fund Expense Examples

(Unaudited)

As a shareholder of the Money Market Portfolio (the “Portfolio”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2013 through August 31, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Money Market Portfolio – Bedford Class
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Actual	$1,000.00	$1,000.10	$1.06
Hypothetical (5% return before expenses)	1,000.00	1,024.15	1.07

	Money Market Portfolio – Sansom Street Class
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Actual	$1,000.00	$1,000.20	$0.96
Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.97

*	Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.21% for the Bedford Class shares and 0.19% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio’s ending account value on the first line in each table is based on the actual six-month total return of 0.01% for the Bedford Class shares and 0.02% for the Sansom Street Class shares.

1

THE RBB FUND, INC.

Money Market Portfolio

Portfolio Holdings Summary Table

August 31, 2013

(Unaudited)

Security Type	% of Net Assets	Value

Short Term Investments:
Commercial Paper	39.9%	$261,394,756
Certificates of Deposit	33.4	219,252,508
Municipal Bonds	8.7	57,090,000
U.S. Treasury Obligations	7.4	48,469,708
Agency Obligations	6.1	40,195,892
Repurchase Agreements	3.4	22,000,000
Variable Rate Obligations	1.1	7,403,345
Other Assets in Excess of Liabilities	0.0	123,740

NET ASSETS	100.0%	$655,929,949

Portfolio holdings are subject to change at any time.

2

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments

August 31, 2013

	Par (000)	Value
CERTIFICATES OF DEPOSIT—33.4%
Euro Dollar Certificates Of Deposit—1.7%
HSBC Bank PLC
0.300%, 01/15/14	$5,000	$5,000,000
National Australia Bank Ltd., London(a)
0.284%, 10/21/13	6,000	6,000,000

		11,000,000

Yankee Dollar Certificates Of Deposit—31.7% (b)
Bank of Montreal, Chicago(a)
0.180%, 11/08/13	10,000	10,000,000
0.190%, 11/13/13	6,000	6,000,000
0.329%, 01/10/14	4,000	4,000,000
Bank of Nova Scotia, Houston(a)
0.244%, 11/26/13	5,000	5,000,000
0.324%, 01/02/14	5,000	5,000,000
0.270%, 08/08/14	7,000	7,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd., New York
0.220%, 09/27/13	10,000	10,000,000
0.220%, 09/30/13	6,000	6,000,000
BNP Paribas SA, New York(a)
0.346%, 02/03/14	5,000	5,000,000
Canadian Imperial Bank of Commerce, New York(a)
0.270%, 02/04/14	5,000	5,000,000
0.270%, 03/03/14	10,000	10,000,000
0.272%, 06/13/14	1,910	1,910,000
Credit Suisse, New York
0.280%, 09/16/13	10,000	10,000,000
0.290%, 10/10/13	7,000	7,000,000
DNB Bank ASA, New York
0.270%, 10/03/13	5,000	5,000,000
0.240%, 02/14/14	5,000	5,000,000
Natixis
0.100%, 09/03/13	11,323	11,323,000
Nordea Bank Finland PLC, New York
0.250%, 02/03/14	5,000	5,000,000
Norinchukin Bank, New York
0.110%, 09/04/13	15,000	15,000,000
Rabobank Nederland NV, New York
0.384%, 10/29/13(a)	12,000	12,000,000
0.405%, 01/08/14	6,000	6,000,000
Royal Bank of Canada, New York(a)
0.230%, 01/15/14	3,000	3,000,000
Sumitomo Mitsui Banking Corp., New York
0.220%, 12/09/13	6,000	6,000,000
Sumitomo Mitsui Trust Bank Ltd., New York
0.230%, 12/05/13	5,000	5,000,000
Svenska Handelsbanken, New York
0.255%, 01/17/14	8,000	8,000,153

	Par (000)	Value
CERTIFICATES OF DEPOSIT—(Continued)
Yankee Dollar Certificates Of Deposit—(Continued)
Toronto Dominion Bank, New York
0.234%, 12/20/13(a)	$10,000	$10,000,000
0.184%, 02/19/14	3,000	3,000,000
0.254%, 07/24/14(a)	4,000	4,000,000
Wells Fargo Bank NA
0.220%, 02/10/14	5,000	5,000,000
Westpac Banking Corp., New York(a)
0.306%, 11/01/13	7,520	7,519,355
0.280%, 04/15/14	5,500	5,500,000

		208,252,508

TOTAL CERTIFICATES OF DEPOSIT
(Cost $219,252,508)		219,252,508

COMMERCIAL PAPER—39.9%
Asset Backed—14.4%
Aspen Funding Corp.(c)
0.240%, 09/03/13	15,000	14,999,800
Liberty Street Funding LLC(c)
0.150%, 09/05/13	6,000	5,999,900
0.190%, 10/01/13	4,000	3,999,367
0.180%, 10/16/13	6,000	5,998,650
Matchpoint Master Trust(c)
0.370%, 09/13/13	5,000	4,999,383
Nieuw Amsterdam Receivables Corp.(c)
0.190%, 09/12/13	6,000	5,999,652
0.220%, 10/03/13	4,500	4,499,120
Old Line Funding LLC(c)
0.240%, 12/09/13	5,000	4,996,700
Regency Markets No. 1 LLC(c)
0.150%, 09/10/13	7,000	6,999,737
0.150%, 09/25/13	5,959	5,958,404
0.190%, 10/15/13	7,000	6,998,374
Thunder Bay Funding LLC(c)
0.240%, 11/21/13	5,000	4,997,300
Victory Receivables Corp.(c)
0.180%, 09/13/13	10,000	9,999,400
0.170%, 10/28/13	8,000	7,997,847

		94,443,634

Banks—25.5%
Australia & New Zealand Banking Ltd.(a)
0.338%, 01/17/14	4,000	4,000,000
0.304%, 04/17/14	5,000	5,000,000
BNZ International(c)
0.240%, 02/21/14	4,500	4,494,810
BPCE SA(c)
0.300%, 12/02/13	6,000	5,995,477
Collateralized Commercial Paper Co. LLC(c)
0.240%, 09/12/13	7,000	6,999,487

The accompanying notes are an integral part of these financial statements.

3

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments (Continued)

August 31, 2013

	Par (000)	Value
COMMERCIAL PAPER—(Continued)
Banks—(Continued)
Commonwealth Bank of Australia(a)
0.313%, 11/14/13	$4,500	$4,499,907
0.224%, 02/24/14	5,000	5,000,000
0.226%, 03/03/14	5,000	4,999,873
Credit Agricole North America, Inc.(c)
0.140%, 09/04/13	8,000	7,999,907
0.140%, 09/05/13	8,000	7,999,876
DNB Bank ASA(c)
0.260%, 01/22/14	6,000	5,993,803
0.260%, 01/27/14	5,000	4,994,656
0.260%, 02/06/14	4,000	3,995,523
Erste Abwicklungsanstalt(c)
0.250%, 09/10/13	3,000	2,999,812
0.250%, 09/27/13	7,000	6,998,736
0.245%, 10/23/13	5,000	4,998,230
ING US Funding LLC(c)
0.250%, 11/13/13	10,000	9,994,931
Mizuho Funding LLC(c)
0.215%, 11/25/13	7,000	6,996,446
Nederlandse Waterschapsbank NV(c)
0.270%, 09/23/13	5,000	4,999,175
Nordea Bank AB(c)
0.190%, 09/24/13	8,000	7,999,029
0.220%, 10/15/13	5,000	4,998,656
0.240%, 11/18/13	7,000	6,996,360
0.250%, 01/09/14	3,000	2,997,292
NRW Bank(c)
0.080%, 09/03/13	10,000	9,999,955
Skandinaviska Enskilda Banken AB, New York(c)
0.220%, 09/18/13	10,000	9,998,961
Westpac Banking Corp.(a)
0.275%, 10/08/13	10,000	10,000,000
0.275%, 04/24/14	5,000	5,000,220

		166,951,122

TOTAL COMMERCIAL PAPER
(Cost $261,394,756)		261,394,756

MUNICIPAL BONDS—8.7%
California—1.0%
California Housing Finance Agency Revenue, Series A, RB (LOC: Fannie Mae, Freddie Mac)(a)(d) 0.060%, 09/04/13	2,900	2,900,000
San Francisco, City & County Redevelopment Agency, Multifamily Revenue, Series A, RB (LOC: Fannie Mae)(a)(d) 0.030%, 09/05/13	3,800	3,800,000

		6,700,000

	Par (000)	Value
MUNICIPAL BONDS—(Continued)
Connecticut—0.8%
Connecticut State, Health & Educational Facilities Authority Revenue, New Haven Hospital, Series K-2, RB (LOC: JPMorgan Chase Bank)(a)(d) 0.060%, 09/04/13	$5,055	$5,055,000

Michigan—1.2%
Michigan State Housing Development Authority, Series D, RB (LOC: Fannie Mae)(a)(d) 0.070%, 09/04/13	7,900	7,900,000

New York—3.9%
New York City, Housing Development Corp., Multifamily Rent Housing Revenue, Series A, RB (LOC: Fannie Mae)(a)(d) 0.060%, 09/04/13	6,000	6,000,000
New York City, Industrial Development Agency Civic Facility Revenue, New York Law School Project, Series A, RB (LOC: JPMorgan Chase Bank)(a)(d) 0.060%, 09/05/13	4,335	4,335,000
New York State Dormitory Authority, City University, Series D, RB (LOC: TD Bank NA)(a)(d) 0.050%, 09/05/13	5,000	5,000,000
New York State, Housing Finance Agency Revenue, RB (LOC: Freddie Mac)(a)(d) 0.050%, 09/04/13	5,200	5,200,000
Westchester County, Health Care Revenue, RB (LOC: TD Bank NA)(a)(d) 0.120%, 09/04/13	5,000	5,000,000

		25,535,000

Tennessee—1.2%
Eclipse Funding Trust, Various 2007-0005-Solar Eclipse-Blount, RB (LOC: U.S. Bank NA)(a)(d) 0.060%, 09/05/13	8,000	8,000,000

Texas—0.6%
Texas State, Veterans Housing Assessment Project, Series A-2, GO (Liquidity Facility: JPMorgan Chase & Co.)(a)(d) 0.130%, 09/04/13	3,900	3,900,000

TOTAL MUNICIPAL BONDS
(Cost $57,090,000)		57,090,000

The accompanying notes are an integral part of these financial statements.

4

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments (Concluded)

August 31, 2013

	Par (000)	Value
VARIABLE RATE OBLIGATIONS—1.1%
Banks—1.1%
National Australia Bank Ltd.(a) 0.966%, 11/08/13	$2,500	$2,503,345
Svenska Handelsbanken AB(a) 0.274%, 01/15/14	4,900	4,900,000

		7,403,345

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $7,403,345)		7,403,345

AGENCY OBLIGATIONS—6.1%
Fannie Mae
0.110%, 11/06/13(c)	7,000	6,998,588
0.154%, 02/27/15(a)	6,000	5,997,751
Freddie Mac
0.320%, 09/03/13(a)	5,000	4,999,995
0.125%, 09/13/13(a)	22,200	22,199,558

TOTAL AGENCY OBLIGATIONS (Cost $40,195,892)		40,195,892

U.S. TREASURY OBLIGATIONS—7.4%
U.S. Treasury Notes
0.125%, 08/31/13	4,000	4,000,000
0.750%, 09/15/13	7,785	7,786,764
0.125%, 09/30/13	6,500	6,499,787
2.000%, 11/30/13	6,000	6,026,739
1.500%, 12/31/13	4,000	4,017,843
1.250%, 02/15/14	9,000	9,043,884
1.875%, 02/28/14	11,000	11,094,691

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $48,469,708)		48,469,708

REPURCHASE AGREEMENTS—3.4%
Deutsche Bank Securities Inc. (Tri-Party Agreement dated 08/31/13 to be repurchased at $7,000,047, collateralized by $7,188,000 par value, Federal National Mortgage Backed Security, 0.500%, due 04/29/2016, Fair Value of the collateral is $7,140,132) 0.060%, 09/03/13	7,000	7,000,000
Tri-Party Morgan Stanley & Co. (Tri-Party Agreement dated 08/31/13 to be repurchased at $15,000,083, collateralized by $94,697,394 par value, Federal National Mortgage Backed Securities, 2.000%- 12.000%, due 09/07/2014- 05/01/2043, Fair Value of the collateral is $15,450,000) 0.050%, 09/03/13	15,000	15,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $22,000,000)		22,000,000

Value
TOTAL INVESTMENTS AT VALUE—100.0%
(Cost $655,806,209)*	$655,806,209

OTHER ASSETS IN EXCESS OF LIABILITIES—0.0%	123,740

NET ASSETS (APPLICABLE TO 655,301,720 BEDFORD SHARES AND 617,538 SANSOM STREET SHARES )—100.0%	$655,929,949

*	Aggregate cost is the same for financial reporting and Federal tax purposes.

(a)	Variable Rate Security. Rate shown is as of report date.

(b)	Issuer is a US branch of a foreign domiciled bank.

(c)	Rate disclosed represents the discount rate at the time of purchase.

(d)	Rate shown is as of report date and the date shown is date on which principal and accrued interest may be recovered through demand.

GO	General Obligation
LOC	Line of Credit
PLC	Public Liability Company
RB	Revenue Bond

The accompanying notes are an integral part of these financial statements.

5

THE RBB FUND, INC.

Money Market Portfolio

Statement of Assets and Liabilities

August 31, 2013

ASSETS
Investments, at value (Cost $633,806,209)	$633,806,209
Repurchase agreements, at value (Cost $22,000,000)	22,000,000
Cash	1,106
Receivables
Interest receivable	300,247
Prepaid expenses and other assets	19,440

Total assets	656,127,002

LIABILITIES
Payables
Distribution to shareholders	18
Investment advisory and administration fees	95,504
Professional fees	39,633
Printing fees	11,742
Transfer agent fees	11,552
Distribution fees (Bedford Class)	11,332
Custodian fees	11,297
Regulatory administration fees	9,139
Directors’ and officers’ fees	1,521
Other accrued expenses and liabilities	5,315

Total liabilities	197,053

Net Assets	$655,929,949

NET ASSETS CONSIST OF
Par Value	$655,919
Paid-in Capital	655,263,315
Accumulated net realized gain from investments	10,715

Net Assets	$655,929,949

BEDFORD CLASS
Net assets	$655,312,428

Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized)	655,301,720

Net asset value, offering and redemption price per share	$1.00

SANSOM STREET CLASS
Net assets	$617,521

Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized)	617,538

Net asset value, offering and redemption price per share	$1.00

The accompanying notes are an integral part of the financial statements.

6

THE RBB FUND, INC.

Money Market Portfolio

Statement of Operations

For the Year Ended August 31, 2013

Investment Income
Interest	$1,647,867

Total investment income	1,647,867

Expenses
Distribution fees (Bedford Class)(1)	4,273,439
Investment advisory and administration fees	2,678,041
Printing and shareholder reporting fees	176,182
Custodian fees	141,861
Professional fees	92,325
Regulatory administration fees	51,349
Transfer agent fees	46,684
Directors’ and officers’ fees	46,099
Insurance fees	32,811
Registration and filing fees	32,379
Other expenses	14,075

Total expenses before waivers	7,585,245
Less: Advisory and administration waivers	(1,882,695)
Less: Distribution fee waivers (Bedford Class)(1)	(4,129,161)

Net expenses after waivers	1,573,389

Net investment income	74,478

Net realized gain from investments	16,418

Net increase in net assets resulting from operations	$90,896

(1)	See Note 2 in Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

7

THE RBB FUND, INC.

Money Market Portfolio

Statements of Changes in Net Assets

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Increase in net assets:
From operations:
Net investment income	$74,478	$164,652
Net realized gain from investments	16,418	10,512

Net increase in net assets resulting from operations	90,896	175,164

Dividends and distributions to shareholders from:
Net investment income:
Bedford Class	(74,298)	(181,565)
Sansom Street Class	(180)	(1,323)
Net realized gains:
Bedford Class	(16,199)	—
Sansom Street Class	(16)	—

Net decrease in net assets from dividends and distributions to shareholders	(90,693)	(182,888)

Capital transactions (at $1.00 per share):
Proceeds from shares sold:
Bedford Class	457,230,576	717,471,265
Sansom Street Class	1,025,683	4,334,284
Shares issued on reinvestment of distributions:
Bedford Class	89,452	178,351
Sansom Street Class	175	138
Shares repurchased:
Bedford Class	(443,718,982)	(797,075,673)
Sansom Street Class	(648,367)	(23,614,456)

Increase/(decrease) in net assets derived from capital transactions	13,978,537	(98,706,091)

Total increase/(decrease) in net assets	13,978,740	(98,713,815)
Net assets:
Beginning of year	641,951,209	740,665,024

End of year	$655,929,949	$641,951,209

Share Transactions:
Shares sold
Bedford Class	457,230,576	717,471,265
Sansom Street Class	1,025,683	4,334,284
Shares reinvested
Bedford Class	89,452	178,351
Sansom Street Class	175	138
Shares repurchased
Bedford Class	(443,718,982)	(797,075,673)
Sansom Street Class	(648,367)	(23,614,456)

Total Share Activity	13,978,537	(98,706,091)

The accompanying notes are an integral part of the financial statements.

8

THE RBB FUND, INC.

Money Market Portfolio

Financial Highlights

(For a Share Outstanding Throughout each Year)

	The Bedford Class

	For the Year Ended August 31, 2013		For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0001		0.0003	0.0002	0.0003	0.0074
Net gains (losses) on securities	—(a	)	—(a )	—(a )	—(a )	—(a )

Total net income from investment operations	0.0001		0.0003	0.0002	0.0003	0.0074

Less dividends and distributions:
Net investment income	(0.0001)		(0.0003)	(0.0002)	(0.0003)	(0.0074)
Net realized gains	—(a	)	—	—	—	—

Total dividends and distribution to shareholders	(0.0001)		(0.0003)	(0.0002)	(0.0003)	(0.0074)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.02%		0.03%	0.02%	0.03%	0.74%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$655,312		$641,711	$721,145	$593,570	$545,194
Ratios of expenses to average net assets(b)	0.24%		0.25%	0.27%	0.31%	0.69%
Ratios of net investment income to average net assets	0.01%		0.02%	0.02%	0.02%	0.65%

(a)	Amount is less than $0.00005 per share.

(b)	Without the waiver of advisory fees, distribution fees, and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.15%, 1.15%, 1.12%, 1.18% and 1.24% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying notes are an integral part of the financial statements.

9

THE RBB FUND, INC.

Money Market Portfolio

Financial Highlights (Concluded)

(For a Share Outstanding Throughout each Year)

	The Sansom Street Class

	For the Year Ended August 31, 2013		For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0004		0.0004	0.0006	0.0010	0.0121
Net gains (losses) on securities	—(a	)	—(a )	—(a )	—(a )	—(a )

Total net income from investment operations	0.0004		0.0004	0.0006	0.0010	0.0121

Less dividends and distributions:
Net investment income	(0.0004)		(0.0004)	(0.0006)	(0.0010)	(0.0121)
Net realized gains	—(a	)	—	—	—	—

Total dividends and distributions to shareholders	(0.0004)		(0.0004)	(0.006)	(0.0010)	(0.0121)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.04%		0.05%	0.06%	0.10%	1.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$618		$240	$19,520	$37,708	$32,496
Ratios of expenses to average net assets(b)	0.21%		0.23%	0.23%	0.24%	0.25%
Ratios of net investment income to average net assets	0.04%		0.04%	0.06%	0.09%	0.93%

(a)	Amount is less than $0.00005 per share.

(b)	Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.50%, 0.50%, 0.47%, 0.54% and 0.60% for the years ended August 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The accompanying notes are an integral part of the financial statements.

10

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements

August 31, 2013

1. Summary of Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has seventeen active investment portfolios, including the Money Market Portfolio (“Portfolio”).

RBB has authorized capital of one hundred billion shares of common stock of which 80.773 billion shares are currently classified into one hundred and forty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Portfolio has issued shares with a par value of $0.001.

SECURITY VALUATION — Securities held in the Portfolio are valued under the amortized cost method, which approximates fair value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate fair value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value (“NAV”) per share at $1.00.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Portfolio’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2013, in valuing the Portfolio’s net assets carried at fair value:

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$655,806,209	$—	$655,806,209	$—

*	Please refer to the Schedule of Investments for industry and security type breakouts.

Securities held in the Portfolio are valued at amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolio’s investments may fluctuate from period to period. Additionally, the fair value of

11

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements (Continued)

August 31, 2013

investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolio may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3 for the Portfolio.

SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES — The Fund records security transactions based on the trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution fee and service organization fees, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolio.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily, recorded on the ex-dividend date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

FEDERAL INCOME TAXES — No provision is made for federal income taxes. It is the Company’s intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

REPURCHASE AGREEMENTS — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolio could experience losses, delays and costs in liquidating the collateral.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay

12

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements (Continued)

August 31, 2013

Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Investment Adviser and Other Services

Pursuant to an Investment Advisory and Administration Agreement, BlackRock Advisors LLC (the “Adviser” or “BALLC”), an indirect wholly owned subsidiary of BlackRock, Inc., serves as investment adviser and administrator for the Portfolio.

BALLC (assignee of BlackRock Institutional Management Corporation) and BNY Mellon Investment Servicing (US) Inc, (“BNY Mellon”), have entered into a delegation agreement on behalf of the Portfolio, wherein BNY Mellon has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BALLC.

For its advisory services, BALLC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio’s average daily net assets:

Annual Rate
0.45% of first $250 million of net assets;
0.40% of next $250 million of net assets; and
0.35% of net assets in excess of $500 million.

The Adviser has contractually agreed to waive fees and/or reimburse expenses for the Portfolio such that total annual Portfolio operating expenses after fee waivers and/or expense reimbursements (excluding certain Portfolio expenses) do not exceed 0.25%. The following expenses are excluded from the contractual limitation: dividend expenses, interest expenses, acquired fund fees and expenses, distribution and service (12b-1) fees and certain other Portfolio expenses. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Company’s Board of Directors. The Adviser may terminate this arrangement at any time after December 31, 2013. Prior to December 20, 2011, the Adviser voluntarily waived a portion of its management fees and/or reimbursed expenses for the Portfolio.

For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2013, advisory fees and waivers were as follows:

Gross Advisory and Administration Fee	Waiver	Net Advisory and Administration Fee
$2,678,041	$(1,882,695)	$795,346

As of August 31, 2013, the Portfolio owed BALLC $95,504 in advisory and administration fees.

For providing regulatory administration services to RBB, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Portfolio’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets, subject to certain minimum monthly fees.

The Bank of New York Mellon provides certain custodian services to the Portfolio and is entitled to receive out of pocket expenses.

13

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements (Continued)

August 31, 2013

BNY Mellon may also voluntarily waive a portion of their fees and/or reimburse expenses.

The Portfolio, on behalf of the Bedford Class of shares of the Portfolio, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Portfolio has entered into a Distribution Agreement with Foreside Funds Distributors LLC (“Foreside Distributors”).

The Plan provides for the Bedford Class to make monthly payments, based on average net assets, to Foreside Distributors of up to 0.65% on an annualized basis. Foreside Distributors may voluntarily waive these fees at its discretion. For the year ended August 31, 2013, distribution fees paid to Foreside Distributors for the Bedford Class were as follows:

	Gross Distribution Fee	Waiver	Net Distribution Fee
Bedford Class	$4,273,439	$(4,129,161)	$144,278

The Portfolio will not pay BALLC, BNY Mellon or Foreside Distributors at a later time for any amounts waived or assumed.

3. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Portfolio during the year ended August 31, 2013 was $40,079. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Portfolio or the Company.

4. Federal Income Tax Information

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal tax provision is required.

The Portfolio has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolio to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolio has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolio is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

The tax-basis cost of investments equals the book-basis cost of investments of $655,806,209.

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2013, the Portfolio had $10,715 of undistributed ordinary income for federal tax purposes.

The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for Federal income tax purposes. Short-term capital gains are reported as ordinary income dividends for Federal income tax purposes.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

Ordinary Income
2013	$90,693
2012	182,888

14

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements (Concluded)

August 31, 2013

Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Portfolio’s first fiscal year-end subject to the Modernization Act was August 31, 2012. As of August 31, 2013, the Portfolio had no capital loss carryforwards.

5. Subsequent Event

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

15

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The RBB Fund, Inc. Money Market Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 2010 were audited by other independent accountants whose report, dated October 25, 2010, expressed an unqualified opinion on those statements.

Philadelphia, Pennsylvania

October 28, 2013

16

THE RBB FUND, INC.

Money Market Portfolio

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended August 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013. During the year ended August 31, 2013, the Portfolio paid $90,693 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

A total of 1.18% of dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is exempt from state income tax.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 98.79%.

Because the Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolio, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolio.

17

THE RBB FUND, INC.

Money Market Portfolio

Additional Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Bedford	(800) 888-9723
Sansom Street	(800) 430-9618

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory and administration agreement between BALLC and the Company (the “Investment Advisory and Administration Agreement”) on behalf of the Portfolio at a meeting of the Board held on May 15, 2013 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory and Administration Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory and Administration Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory and Administration Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Investment Advisory and Administration Agreement between the Company and BALLC with respect to the Portfolio, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of BALLC’s services provided to the Portfolio; (ii) descriptions of the experience and qualifications of BALLC’s personnel providing those services; (iii) BALLC’s investment philosophies and processes; (iv) BALLC’s assets under management and client descriptions; (v) BALLC’s trade allocation policies; (vi) BALLC’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) BALLC’s compliance procedures; (viii) BALLC’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper comparing the Portfolio’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Portfolio to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by BALLC. The Directors concluded that BALLC had substantial resources to provide services to the Portfolio and that BALLC’s services had been acceptable.

The Directors also considered the investment performance of the Portfolio and BALLC. Information on the Portfolio’s investment performance was provided since inception and for one-year, three-year, and five-year periods, and for the quarter ended March 31, 2013. The Directors noted that the performance of the Portfolio was comparable to the primary benchmark for the aforementioned periods. The Directors also reviewed the detailed information in the Lipper Report, for the one year period ending February 28, 2013, noting that the Fund’s performance ranked in the 1st quintile in both its Lipper Performance Group and Performance Universe. The Directors considered the Portfolio’s investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Portfolio as compared to its benchmark was acceptable.

18

THE RBB FUND, INC.

Money Market Portfolio

Additional Information (Concluded)

(Unaudited)

The Directors also considered the advisory fee rate payable by the Portfolio under the Investment Advisory and Administration Agreement. In this regard, information on the fees paid by the Portfolio and the Portfolio’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors also considered a Lipper comparison of the performance and expenses of the Portfolio to funds in its peer group, and noted BALLC’s agreement to waive advisory fees, and its intent to continue doing so.

After reviewing the information regarding BALLC’s costs, profitability and economies of scale, and after considering BALLC’s services, the Directors concluded that the investment advisory fees paid by the Portfolio were fair and reasonable and that the Investment Advisory and Administration Agreement should be approved and continued for an additional one-year period ending August 16, 2014.

19

THE RBB FUND, INC.

Money Market Portfolio

Fund Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (800) 430-9618.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Independence Blue Cross; Intricon Corp. (producer of medical devices); Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

20

THE RBB FUND, INC.

Money Market Portfolio

Fund Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS[2]

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky, Mr. Carnall and Mr. Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

21

THE RBB FUND, INC.

Money Market Portfolio

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE MONEY MARKET PORTFOLIO (the “Portfolio”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•             Social Security number

•             account balances

•             account transactions

•             transaction history

•             wire transfer instructions

•             checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Money Market Portfolio chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Portfolio share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 888-9723

22

THE RBB FUND, INC.

Money Market Portfolio

Privacy Notice (Concluded)

(Unaudited)

What we do

How does the Money Market Portfolio protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Money Market Portfolio collect my personal information?

We collect your personal information, for example, when you

•            open an account

•            provide account information

•            give us your contact information

•            make a wire transfer

•            tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•            sharing for affiliates’ everyday business purposes – information about your creditworthiness

•            affiliates from using your information to market to you

•            sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include BlackRock Advisors LLC and other companies with a BlackRock name.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Money Market Portfolio doesn’t share with nonaffiliates so they can market to you. The Portfolio may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Money Market Portfolio may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

23

Investment Adviser

BlackRock Advisors LLC

100 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

BOGLE INVESTMENT MANAGEMENT

SMALL CAP

GROWTH FUND

of THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2013

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

Fellow Shareholder:

For the fiscal year ended August 31, 2013, the Bogle Investment Management Small Cap Growth Fund (the “Fund”) Investor shares gained +35.39% and the Institutional shares gained +35.52%, both net of fees, outperforming by over nine percentage points their benchmark, the unmanaged Russell 2000® Index of small cap stocks, which returned +26.27%. The Fund beat its benchmark fairly consistently throughout the fiscal year, a period that was characterized by lower market volatility. The Fund’s returns since inception are shown in the charts on the next two pages (Investor and Institutional Class returns are calculated as the growth of the dollar value of a minimum investment made at the start of the Fund, compared to the same investment in the benchmark). The balance of this letter covers the market environment, performance attribution, Fund characteristics, and a discussion of some of the business and investment philosophies at Bogle Investment Management, L.P.

Market Environment. U.S. equity markets advanced steadily during most of the fiscal year, but concern regarding a potential tapering of the Federal Reserve’s quantitative easing program led to a pullback in August 2013. The fiscal year started strongly with both the Fund and its benchmark Russell 2000® delivering positive performance in six out of the first seven months of the period, and by March 31, 2013 the Fund’s Investor shares had risen +24.88% while the Russell 2000® was up +18.23%. The Fund returned an additional 8% in the last five months of the fiscal period despite an increase in volatility, particularly in August when it dropped by more than -3%. The August pullback was broadly attributed to investors believing that the Fed was sending signals that soon it may start to unwind its quantitative easing program, allowing interest rates to rise and slowing economic growth prospects. Markets were further unsteadied by the possibility of an escalation of U.S. military action in the Middle East. So while the Fund, and domestic equity markets generally, delivered robust performance over the fiscal year, macroeconomic uncertainty caused it to end on a cautious tone.

For much of the year investors tended to favor riskier stocks with higher betas and price volatility over more stable, lower beta stocks. These preferences are reflected in the small cap Russell 2000® Index outperforming the large cap Russell 1000® Index by over six percentage points (up +26.27% versus +19.84%), and by growth stocks generally outperforming value stocks with the Russell 2000® Growth Index advancing +28.14%, compared with the Russell 2000® Value Index returning +24.38%. As for sector performance among small cap stocks, consumer services and commercial services were the strongest (up about +45% and +37% respectively), while non-energy minerals were the weakest (down -0.34%). The Fund’s volatility was in line with benchmark volatility throughout the fiscal year, and both were as low as we have experienced since 2006.

Performance Attribution. For the fiscal year ended August 31, 2013, the Fund’s Investor Class of shares outperformed the benchmark Russell 2000® by +9.12%, net of all fees, and the Institutional Class of shares outperformed by +9.25%, net of all fees. The Fund’s outperformance is attributed largely to positive stock selection, although some small differences between Fund and benchmark sector exposures (the Fund’s lower exposure to utility stocks and higher exposure to technology stocks) contributed a small amount. The economic sector groups that were most productive for the Fund were consumer services, health technology and financials (stocks with large positive contributions were Multimedia Games, MGAM, Santarus, SNTS, Krispy Kreme Doughnuts, KKD, Altisource Portfolio Solutions, ASPS, and Investment Technology Group, ITG). As usual, we also suffered our share of losers, notably Sycamore Networks, SCMR, Earthlink, ELNK, and Brightcove, BCOV, and while retail stocks had the worst overall performance, losses did not have any strong tendency to be concentrated in any one or two sectors. Recall that our investment process is driven by a proprietary stock selection model that combines insights from longer-term fundamental financial data with non-fundamental, often shorter-term data. This combination can be thought of, conceptually, as the exploitation of investment opportunities created, primarily, by stocks with attractive financial characteristics that are not fully understood by the market, and secondarily, by opportunistically trading these securities when market data indicate that there is a statistical probability that their current prices will either revert toward, or start to diverge from, their short-term equilibrium price levels. Stocks that our model finds attractive will typically have some or most of the following characteristics when compared to their closest peers: more attractive free cash flow, less leverage and more transparent balance sheet, more conservative accounting, organic improvement in underlying business, less expensive share price, improving earnings outlook, and less controversy. Our non-fundamental models consider recent share price volatility and direction, trading volume, and other market data to determine whether or not a stock is likely to diverge from or

1

regress toward its shorter-term fundamental level. Our fundamental models tend to work best when markets are focused more on discriminating between similar stocks than on broader macroeconomic themes that tend to result in investors moving into or out of groups or portfolios of stocks in unison. During these latter environments we expect our non-fundamental signals to provide most of their value by finding both a greater number of opportunities from, and greater likelihood of success with, mispricings caused by structurally-driven trading. Although all of our investment models added value during the 2013 fiscal year, different models paid off at different points in time. Given the fiscal 2013 market environment, and consistent with model tendencies, our fundamental models contributed the most to our outperformance.

Fund Characteristics. As of the end of the fiscal year, the Fund held 178 stocks, with the largest holding representing 1.85% of portfolio assets. As shown in the table to the right, the Fund looks similar to the benchmark across a variety of fundamental risk characteristics. As of August 31, 2013, the Fund’s median market capitalization was in line with that of the benchmark. As compared to the benchmark, the Fund had somewhat greater exposure to smaller small cap stocks; 26% of Fund assets were invested in stocks with capitalizations below $500 million, versus 15% for the benchmark. We typically have this smaller cap bias as our models are particularly effective, on average, among these companies. Further, the more focused business models and more variable financial data that typify these companies cause them to have stronger signals that more readily push them to the most (or least) attractive extremes of our investment models. The primary barrier to our having even greater exposure to these companies is limited market liquidity. We closely monitor trading liquidity in all of the Fund’s holdings to limit the costs of trading, especially market impact (the degree to which our presence in the market makes a stock more expensive to trade), and opportunity cost (the amount our average trade price changes from the start to completion of an order). While general market volumes bear heavily on these costs, we try to control them by strictly limiting the amount of capital we will manage.

Compared to the Russell 2000®, the Fund continued to have a small exposure, at the median, toward companies

FUNDAMENTAL CHARACTERISTICS* AUGUST 31, 2013
Median	BOGLX**	Russell 2000®
Median Market Cap. ($mil.)	$1,229	$1,486
Price/Historical Earnings	19.7x	21.5x
Price/Forward Earnings	15.5x	17.7x
Price/Sales	1.2x	1.8x
* Characteristics shown are for a representative small cap portfolio. ** The Bogle Small Cap Growth Fund Investor Shares. Median characteristics refer to the Fund’s holdings, not the Fund itself.

RISK STATISTICS* FISCAL YEAR PERIOD
Measurement	BOGLX	Russell 2000®
Standard Deviation	16.0%	15.0%
Active Volatility	4.2%
Beta with Russell 2000®	1.03
Average Cash	1.9%
* Risk statistics apply to the Fund and benchmark. Standard deviation is a statistical measure of the range of performance. Active risk is the standard deviation of the difference between the Fund and benchmark performance. Beta is a measure of a portfolio’s sensitivity to market movement.

with modestly higher expected long-term earnings growth rates, and a below-benchmark allocation to slower growing stocks (20% of Fund assets were invested in stocks with expected earnings growth less than 10%/year, while the benchmark allocation was 28%). We believe this modest growth bias also provides, similar to smaller cap stocks, a long-term benefit to investment performance. Finally, the Fund’s median price-to-earnings and price-to-sales ratios were below benchmark, reflecting the influence of our relative valuation model.

The Fund’s annualized active volatility (the variability of the difference between Fund and benchmark performance, also called “tracking error”) was 4.2% in fiscal year 2013, below the Fund’s long-term average of 6.5%. The lower number indicates that the value we added in fiscal year 2013 over the benchmark was steadier than normal. The Fund’s beta with the Russell 2000®, at approximately 1.0, was stable during the fiscal year.

Self-Assessment. While each day you have the opportunity to “vote with your feet” on our performance, both investment and shareholder experience, each year we try to take a hard, objective look at how well we have done for you. We give ourselves high marks for investment performance (though we continually strive to get better through research into new investment ideas and better implementation). We added considerable value over our benchmark in the fiscal year, and our longer-term performance is also gratifying, having, as of the end of this fiscal year, beaten the Russell 2000® by over three percentage points, per year, over the past three and five year periods, as well as since the inception of the Fund almost fourteen years ago. We are pleased that so many of you decided to “stay the course” during the very difficult markets we faced together in 2008 and early 2009, and again in the summer of 2011, both periods marked by broadly-held fears of global economies and

2

markets collapsing. The rewards of strong investment performance attributed to your ability to “tune-out” and ignore rather than succumb to the worry we all felt hearing the dire news reports and economic outlook, underscore the strong tendency for the most profitable investment opportunities to be found in being a contrarian and not following the crowd. Your long-term perspective is important not only to your investment success, it is also important to ours; to the extent you can look past the inevitable periods of market declines and times when our investment performance, for whatever reasons, is disappointing compared to our benchmark, we are better able to manage the investment process for the best long term returns. Having steadier shareholders also allows us to limit the effects of lower investment performance, however temporary, caused by having to unwind portfolio holdings to meet redemptions.

While it is easy to attribute our investment successes to hard work and what we believe are better investment ideas, the reality is perhaps more subtle. Our firm is dedicated to a single core investment model that, while used in two different portfolio construction approaches, incorporates all our investment ideas. We do not have an array of different investment approaches or portfolio managers whose individual interests might not be aligned, and who might naturally keep their best ideas for themselves. And not only do we put our collective wisdom to work for every client, we are blessed with a very talented group of professionals on both the investment and operational halves of our business, all of whom enjoy working together in a challenging, competitive industry. Since the inception of the firm we have had unusually low employee turnover, most notably among the five partners on our investment team, from which, we are proud to say, we have not lost anyone. All five partners have worked closely together for at least nine years, since 2004, the year we last increased the size of the team. While we each have greater interest in or a special aptitude for certain dimensions to the investment process, we all participate in all areas. We all analyze financial statements as a traditional stock picker might, come up with ideas for new or enhanced investment concepts, perform quantitative analysis, identify and figure out how to add to our research platform new and unconventional data sources, and write computer code in multiple languages to develop and support our research and portfolio management activities.

While each member of our investment team holds CFA charters and master’s degrees and/or doctorates, running the gamut from finance and mechanical engineering to statistics and astronomy, we have never felt that these academic achievements are the primary determinants of our investment success. Moreover, we have seen no evidence of a causal relationship between investment performance and the number of Ph.D.s employed. While we can point to very successful investment firms that employ many doctoral holders, we can point to many more that have delivered disappointing investment results while employing perhaps fifty, one hundred, or more of these decorated scholars. While this might at first seem illogical, the reason, we believe, is that the sad paradigm of our industry is one of insatiable demand for not only profits, but ever-growing profits. The biggest firms with the largest workforces are all too often publicly held, or owned by public companies, whose managers and shareholders demand profit growth over investment results. Faced with the choice of capping the asset base of one of their top selling investment strategies to improve their chances of beating their benchmark, versus allowing the asset base to grow unconstrained, knowing they will generate far better firm profits but find it much more difficult to add any value to their benchmark, most firms put their personal and firm interests first. We’ve always managed our business by politely declining new opportunities to grow if we think they might impair our ability to meet our ambitious performance goals. This will not change.

As for the other facets of our business that impact your shareholder experience, notably shareholder and investor services, we continue to work with BNY Mellon, giving them feedback that we have gotten from you as well as feedback from us directly based on our own experiences as fellow shareholders. We continue to encourage you to let us know how we can improve your shareholder experience.

Progress at Bogle Investment Management. At the end of August 2013, assets in the Fund were $176.5 million. This 65% increase from the end of fiscal year 2012 is due to investment performance as well as existing and new investors demonstrating their confidence and trust in us by adding to or making initial investments. As gratifying as this growth is, and while we have capacity to manage, under our current investment process and market conditions, an additional approximately $300 million, we continue to be content with the approach to growth that we have always had; that the Fund be “bought and not sold,” in other words, do no advertising, provide to high quality investors information about our investment process, and let investors decide whether it is a good fit in their portfolios.

3

More information about the Fund, including historical NAVs, sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. NAVs are updated daily while other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. We thank you for your ongoing support and, moreover, for the trust and confidence you have placed in us.

Respectfully,

Bogle Investment Management, L.P.

Management Office: 781-283-5000

Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

This material must be preceded or accompanied by a current prospectus.

4

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS. RUSSELL 2000® INDEX (UNAUDITED)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2012, is 1.51% for the Institutional Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $1,000,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2013.

5

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND INVESTOR CLASS(1)(2) VS. RUSSELL 2000® INDEX (UNAUDITED)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2012, is 1.60% for the Investor Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $10,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2013.

6

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2013 through August 31, 2013, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	INSTITUTIONAL CLASS
	BEGINNING ACCOUNT VALUE MARCH 1, 2013	ENDING ACCOUNT VALUE AUGUST 31, 2013	EXPENSES PAID DURING PERIOD*
Actual	$1,000.00	$1,148.80	$6.77
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

	INVESTOR CLASS
	BEGINNING ACCOUNT VALUE MARCH 1, 2013	ENDING ACCOUNT VALUE AUGUST 31, 2013	EXPENSES PAID DURING PERIOD*
Actual	$1,000.00	$1,147.60	$7.31
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for the Institutional Class and 1.35% for the Investor Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total investment return for each class of 14.88% for the Institutional Class and 14.76% for the Investor Class.

7

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2013

(UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

SECURITY TYPE & SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE

COMMON STOCKS:
Consumer Growth	22.0%	$38,923,120
Financial	17.7	31,298,032
Consumer Cyclical	17.1	30,155,667
Technology	13.2	23,244,165
Industrial	10.6	18,762,456
Communications	10.2	18,032,971
Energy	6.5	11,509,285
Basic Industry	1.3	2,216,247
Utility	0.6	980,106
SHORT-TERM INVESTMENTS	1.6	2,760,800
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.8)	(1,400,945)

NET ASSETS	100.0%	$176,481,904

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

AUGUST 31, 2013

	NUMBER OF SHARES	VALUE
COMMON STOCKS—99.2%
BASIC INDUSTRY—1.3%
American Pacific Corp. *	563	$27,581
Kapstone Paper and Packaging Corp.	3,248	136,416
Ternium SA, SP ADR	55,061	1,363,310
United States Lime & Minerals, Inc. *	378	22,234
Xerium Technologies, Inc. *	61,732	666,706

		2,216,247

COMMUNICATIONS—10.2%
Alliance Fiber Optic Products, Inc.	12,098	447,989
Bitauto Holdings Ltd., ADR *	23,887	327,730
comScore, Inc. *	43,447	1,237,805
EarthLink, Inc.	257,519	1,266,993
eGain Corp. *	6,807	91,895
Entravision Communications Corp., Class A	339,174	1,773,880
Finisar Corp. *	74,371	1,522,374
IDT Corp., Class B	50,740	843,299
Inteliquent, Inc.	205,799	1,646,392
Orbitz Worldwide, Inc. *	200,857	1,910,150
Overstock.com, Inc. *	61,492	1,729,770
RF Micro Devices, Inc. *	82,265	408,034
Sohu.com, Inc. *	24,182	1,505,813
Straight Path Communications, Inc., Class B *	2,125	10,923
Telenav, Inc. *	60,976	330,490
United Online, Inc.	218,484	1,715,099
Valuevision Media, Inc., Class A *	2,596	12,694
Vocus, Inc. *	135,459	1,251,641

		18,032,971

CONSUMER CYCLICAL—17.1%
American Woodmark Corp. *	30,409	1,060,362
Arctic Cat, Inc.	28,292	1,518,715
Big 5 Sporting Goods Corp.	89,909	1,504,178
Brown Shoe Co., Inc.	4,949	110,957
Children’s Place Retail Stores, Inc. (The) *	29,450	1,566,151
Core-Mark Holding Co., Inc.	23,073	1,455,906
Express, Inc. *	79,410	1,666,816
Gentherm, Inc. *	35,248	589,699
Goodyear Tire & Rubber Co., (The) *	70,305	1,414,537
Haverty Furniture Co., Inc.	58,842	1,424,565
International Game Technology	75,923	1,434,185
Kirkland’s, Inc. *	60,523	1,180,804
Krispy Kreme Doughnuts, Inc. *	114,620	2,260,306

	NUMBER OF SHARES	VALUE
CONSUMER CYCLICAL—(CONTINUED)
Monarch Casino & Resort, Inc. *	714	$13,423
Multimedia Games Holding Co., Inc. *	83,439	3,274,146
Nu Skin Enterprises, Inc., Class A	829	69,396
PC Connection, Inc.	20,610	306,059
Republic Airways Holdings, Inc. *	129,320	1,444,504
Ruth’s Hospitality Group, Inc.	111,837	1,321,913
Steelcase, Inc., Class A	97,642	1,417,762
TiVo, Inc. *	104,269	1,216,819
Tower International, Inc. *	51,957	1,064,079
Universal Electronics, Inc. *	7,663	231,116
Visteon Corp. *	23,752	1,700,881
Wet Seal, Inc., (The), Class A *	243,792	889,841
Winmark Corp.	256	18,547

		30,155,667

CONSUMER GROWTH—22.0%
Addus HomeCare Corp. *	60,390	1,279,060
Albany Molecular Research, Inc. *	103,186	1,136,078
Alere, Inc. *	45,149	1,407,294
Alliance Healthcare Services, Inc. *	14,096	342,533
AMAG Pharmaceuticals, Inc. *	41,890	991,117
AMN Healthcare Services, Inc. *	56,312	765,843
Anika Therapeutics, Inc. *	5,983	138,447
Barrett Business Services, Inc.	15,174	975,233
BioTelemetry, Inc. *	5,022	42,285
Capella Education Co. *	3,204	174,137
Charles River Laboratories International, Inc. *	23,645	1,088,852
Corvel Corp. *	4,387	144,508
Cubist Pharmaceuticals, Inc. *	15,335	971,626
Enzon Pharmaceuticals, Inc.	67,546	116,179
Euronet Worldwide, Inc. *	39,731	1,364,760
HealthSouth Corp. *	15,415	484,956
Hillshire Brands Co.	43,846	1,416,664
ICON PLC *	44,729	1,634,398
Ingles Markets, Inc., Class A	3,194	79,818
Insys Therapeutics, Inc. *	17,233	482,696
Inter Parfums, Inc.	31,706	842,428
Isis Pharmaceuticals, Inc. *	25,640	662,281
John B. Sanfilippo & Son, Inc.	2,409	52,155
Kforce, Inc.	673	10,950
Lannett Co., Inc. *	36,375	482,333
Live Nation Entertainment, Inc. *	83,018	1,399,683
Manpowergroup, Inc.	25,350	1,643,948
Medical Action Industries, Inc. *	20,064	102,527

The accompanying notes are an integral part of the financial statements.

9

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2013

	NUMBER OF SHARES	VALUE
CONSUMER GROWTH—(CONTINUED)
MoneyGram International, Inc. *	3,750	$75,975
Myriad Genetics, Inc. *	54,522	1,426,841
Perceptron, Inc.	8,134	85,895
Pilgrim’s Pride Corp. *	151,389	2,320,793
Providence Service Corp., (The) *	32,485	871,897
Puma Biotechnology, Inc. *	14,933	756,207
Revlon, Inc., Class A *	3,208	71,795
RPX Corp. *	100,824	1,581,929
Salix Pharmaceuticals Ltd. *	19,647	1,315,170
Santarus, Inc. *	70,298	1,583,111
Spartan Stores, Inc.	17,381	357,353
Sucampo Pharmaceuticals, Inc., Class A *	68,504	405,544
SurModics, Inc. *	38,535	762,993
Syneron Medical Ltd. *	36,357	298,855
Tree.com, Inc.	17,045	426,807
United Therapeutics Corp. *	23,385	1,658,230
Vanda Pharmaceuticals, Inc. *	177,968	2,034,174
Vantiv, Inc., Class A *	30,909	816,307
Vascular Solutions, Inc. *	7,726	121,839
WuXi PharmaTech Cayman, Inc., ADR *	71,609	1,718,616

		38,923,120

ENERGY—6.5%
Alon USA Energy, Inc.	88,624	1,100,710
Gran Tierra Energy, Inc. *	222,999	1,514,163
Green Plains Renewable Energy, Inc. *	115,614	1,860,229
Matador Resources Co. *	46,950	795,333
MRC Global, Inc. *	50,426	1,323,683
Natural Gas Services Group, Inc. *	3,320	91,034
Ocean Rig UDW, Inc. *	13,539	236,120
Parker Drilling Co. *	114,837	659,164
Renewable Energy Group, Inc. *	108,493	1,676,217
REX American Resources Corp. *	22,003	649,969
SM Energy Co.	22,230	1,518,754
Tesco Corp. *	5,431	83,909

		11,509,285

FINANCIAL—17.7%
AerCap Holdings N.V. *	92,917	1,666,931
Aircastle Ltd.	45,448	740,802
Allied World Assurance Co. Holdings AG	16,758	1,537,211
Axis Capital Holdings Ltd.	34,378	1,477,910
Calamos Asset Management, Inc., Class A	89,643	889,259

	NUMBER OF SHARES	VALUE
FINANCIAL—(CONTINUED)
Evercore Partners, Inc., Class A	37,317	$1,663,965
FBR & Co. *	17,220	461,840
First Interstate Bancsystem, Inc.	66,161	1,503,840
FXCM, Inc., Class A	97,300	1,847,727
Gain Capital Holdings, Inc.	18,826	140,442
Genworth Financial, Inc., Class A *	178,518	2,106,512
Hanover Insurance Group, Inc., (The)	30,891	1,645,564
Independent Bank Corp. *	16,502	156,769
Interactive Brokers Group, Inc., Class A	95,697	1,605,796
Investment Technology Group, Inc. *	133,289	2,265,913
Legg Mason, Inc.	43,507	1,414,848
LPL Financial Holdings, Inc.	38,939	1,432,176
Manning & Napier, Inc.	61,091	915,143
MBIA, Inc. *	127,729	1,511,034
MCG Capital Corp.	156,538	765,471
MGIC Investment Corp. *	234,494	1,693,047
Nelnet, Inc., Class A	36,978	1,400,727
Noah Holdings Ltd., SP ADR	26,466	322,885
PartnerRe Ltd.	200	17,430
Phoenix Cos, Inc. (The) *	8,996	340,948
Provident Financial Holdings, Inc.	10,030	178,233
United Fire Group, Inc.	15,309	439,215
Universal Insurance Holdings, Inc.	156,693	1,156,394

		31,298,032

INDUSTRIAL—10.6%
AAON, Inc.	13,736	320,324
AECOM Technology, Corp. *	49,722	1,448,402
Aegean Marine Petroleum Network, Inc.	26,377	241,350
AGCO Corp.	25,488	1,441,601
Benchmark Electronics, Inc. *	17,780	390,627
Caesarstone Sdot-Yam Ltd. *	61,229	2,556,923
CIRCOR International, Inc.	8,115	466,531
Comfort Systems USA, Inc.	48,339	729,919
Graphic Packaging Holding Co. *	196,755	1,635,034
Hyster-Yale Materials Handling, Inc.	3,033	229,325
Insteel Industries, Inc.	19,799	316,586
Louisiana-Pacific Corp. *	32,940	492,782
Mueller Water Products, Inc., Class A	194,144	1,465,787
National Technical Systems, Inc. *	1,360	31,062

The accompanying notes are an integral part of the financial statements.

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PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2013

	NUMBER OF SHARES	VALUE
INDUSTRIAL—(CONTINUED)
Navios Maritime Holdings, Inc.	45,865	$278,859
PGT, Inc. *	165,119	1,680,911
Sanmina Corp. *	26,907	437,777
Smith & Wesson Holding Corp. *	147,351	1,612,020
Stoneridge, Inc. *	91,334	1,136,195
Swift Transportation Co. *	102,654	1,843,666
US Concrete, Inc. *	346	6,775

		18,762,456

TECHNOLOGY—13.2%
Aspen Technology, Inc. *	51,066	1,707,136
Brocade Communications Systems, Inc. *	277,310	2,052,094
Concurrent Computer Corp.	8,860	67,868
Digital River, Inc. *	90,562	1,564,911
Himax Technologies, Inc., ADR	284,252	1,725,410
Immersion Corp. *	83,982	1,071,610
Infoblox, Inc. *	62,341	2,175,701
Intersil Corp., Class A	16,842	174,652
LSI Corp. *	201,093	1,490,099
Magnachip Semiconductor Corp. *	83,819	1,714,099
Manhattan Associates, Inc. *	19,700	1,723,750
MaxLinear, Inc., Class A *	12,290	103,482
MedAssets, Inc. *	90,329	2,025,176

	NUMBER OF SHARES	VALUE
TECHNOLOGY—(CONTINUED)
OmniVision Technologies, Inc. *	93,008	$1,436,974
Pegasystems, Inc.	36,730	1,353,501
Rovi Corp. *	62,881	1,127,456
Silicon Graphics International Corp. *	29,445	434,019
Silicon Image, Inc. *	237,154	1,285,375
Xyratex Ltd.	1,066	10,852

		23,244,165

UTILITY—0.6%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	114,901	980,106

TOTAL COMMON STOCKS (Cost $155,490,313)		175,122,049

SHORT-TERM INVESTMENTS—1.6%
BofA Cash Reserves Fund	2,760,800	2,760,800

TOTAL SHORT-TERM INVESTMENTS (Cost $2,760,800)		2,760,800

TOTAL INVESTMENTS—100.8% (Cost $158,251,113)		177,882,849

LIABILITIES IN EXCESS OF OTHER ASSETS—(0.8)%		(1,400,945)

NET ASSETS—100.0%		$176,481,904

* Non-income producing.

ADR—American Depositary Receipt.

SP ADR—Sponsored American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2013

ASSETS
Investments, at value (cost $158,251,113)	$177,882,849
Receivables for:
Investments sold	3,262,207
Capital shares sold	171,839
Dividends and interest	105,350
Prepaid expenses and other assets	23,101

Total assets	181,445,346

LIABILITIES
Payables for:
Investments purchased	4,016,114
Capital shares redeemed	695,437
Investment advisory fees and shareholder servicing fees	140,213
Directors’ and officers’ fees	674
Other accrued expenses and liabilities	111,004

Total liabilities	4,963,442

Net assets	$176,481,904

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$6,029
Paid-in capital	167,447,531
Undistributed net investment income	304,173
Accumulated net realized loss from investments	(10,907,565)
Net unrealized appreciation on investments	19,631,736

Net assets	$176,481,904

INSTITUTIONAL CLASS
Net assets	$98,897,581

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,354,080

Net asset value, offering and redemption price per share	$29.49

INVESTOR CLASS
Net assets	$77,584,323

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,674,890

Net asset value, offering and redemption price per share	$29.00

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2013

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $15,921)	$2,252,319

Total investment income	2,252,319

EXPENSES
Advisory fees	1,392,264
Administration and accounting fees	210,972
Transfer agent fees	155,445
Shareholder servicing fees (Investor Class)	67,043
Professional fees	51,167
Custodian fees	41,867
Registration and filing fees	30,945
Printing and shareholder reporting fees	28,292
Directors’ and officers’ fees	27,440
Insurance fees	10,405
Other expenses	3,894

Total expenses before waivers	2,019,734
Less: waivers	(212,361)

Net expenses after waivers	1,807,373

Net investment income	444,946

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	27,538,811
Net change in unrealized appreciation on investments	12,575,436

Net realized and unrealized gain from investments	40,114,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,559,193

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED AUGUST 31, 2013	FOR THE YEAR ENDED AUGUST 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$444,946	$(299,764)
Net realized gain from investments	27,538,811	1,901,161
Net change in unrealized appreciation on investments	12,575,436	9,693,740

Net increase in net assets resulting from operations	40,559,193	11,295,137

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL TRANSACTIONS:
Institutional Class
Proceeds from shares sold	42,247,780	11,052,767
Distributions for shares redeemed	(12,679,166)	(5,824,270)

Total Institutional Class	29,568,614	5,228,497
Investor Class
Proceeds from shares sold	11,489,567	2,489,549
Distributions for shares redeemed	(11,672,816)	(24,904,604)

Total Investor Class	(183,249)	(22,415,055)

Net increase/(decrease) in net assets from capital share transactions	29,385,365	(17,186,558)

Total increase/(decrease) in net assets	69,944,558	(5,891,421)
NET ASSETS
Beginning of year	106,537,346	112,428,767

End of year	$176,481,904	$106,537,346

Undistributed net investment income/(loss), end of year	$304,173	$(140,773)

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2013	FOR THE YEAR ENDED AUGUST 31, 2012
INCREASE/(DECREASE) IN SHARES OUTSTANDING DERIVED FROM SHARE TRANSACTIONS:
Institutional Class
Shares sold	1,605,385	542,636
Shares redeemed	(481,557)	(286,909)

Total Institutional Class	1,123,828	255,727
Investor Class
Shares sold	432,705	123,453
Shares redeemed	(465,512)	(1,297,522)

Total Investor Class	(32,807)	(1,174,069)

Total increase/(decrease) in shares outstanding derived from share transactions	1,091,021	(918,342)

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	INSTITUTIONAL CLASS
	FOR THE YEAR ENDED 8/31/13	FOR THE YEAR ENDED 8/31/12	FOR THE YEAR ENDED 8/31/11	FOR THE YEAR ENDED 8/31/10	FOR THE YEAR ENDED 8/31/09
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$21.76	$19.38	$14.81	$14.03	$17.35

Net investment gain/(loss)*	0.10	(0.04)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain/(loss) from investments	7.63	2.42	4.67	0.85	(3.27)

Net increase/(decrease) in net assets resulting from operations	7.73	2.38	4.57	0.78	(3.32)

Net asset value, end of year	$29.49	$21.76	$19.38	$14.81	$14.03

Total investment return(1)	35.52%	12.28%	30.86%	5.56%	(19.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$98,898	$48,526	$38,274	$31,714	$35,571
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements	1.39%	1.51%	1.44%	1.51%	1.57%
Ratio of net investment gain/(loss) to average net assets	0.37%	(0.21)%	(0.48)%	(0.48)%	(0.44)%
Portfolio turnover rate	237.59%	288.88%	302.71%	196.03%	159.14%

*	Calculated based on average shares outstanding for the period.

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	INVESTOR CLASS
	FOR THE YEAR ENDED 8/31/13	FOR THE YEAR ENDED 8/31/12	FOR THE YEAR ENDED 8/31/11	FOR THE YEAR ENDED 8/31/10	FOR THE YEAR ENDED 8/31/09
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$21.42	$19.10	$14.61	$13.86	$17.14

Net investment gain/(loss)*	0.07	(0.07)	(0.12)	(0.09)	(0.06)
Net realized and unrealized gain/(loss) from investments	7.51	2.39	4.61	0.84	(3.22)

Net increase/(decrease) in net assets resulting from operations	7.58	2.32	4.49	0.75	(3.28)

Net asset value, end of year	$29.00	$21.42	$19.10	$14.61	$13.86

Total investment return(1)	35.39%	12.15%	30.73%	5.41%	(19.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$77,584	$58,011	$74,155	$48,446	$53,379
Ratio of expenses to average net assets with waivers and reimbursements	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets without waivers and reimbursements	1.49%	1.60%	1.54%	1.62%	1.67%
Ratio of net investment gain/(loss) to average net assets	0.27%	(0.36)%	(0.58)%	(0.58)%	(0.56)%
Portfolio turnover rate	237.59%	288.88%	302.71%	196.03%	159.14%

*	Calculated based on average shares outstanding for the period.

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has seventeen active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999. As of August 31, 2013, the Fund offers two classes of shares, Institutional Class and Investor Class.

RBB has authorized capital of one hundred billion shares of common stock of which 80.773 billion shares are currently classified into one hundred and forty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by RBB’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	quoted prices in active markets for identical securities;

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
TOTAL INVESTMENTS*	$177,882,849	$177,882,849	$ —	$ —

*	See Portfolio of Investments detail for security type and sector classification breakout.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund’s net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	INVESTMENT ADVISER AND OTHER SERVICES

Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company’s Board. The Adviser may discontinue these arrangements at any time after December 31, 2013.

The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were reimbursed. For the year ended August 31, 2013, investment advisory fees and waivers of the Fund were as follows:

GROSS ADVISORY FEES	WAIVERS	NET ADVISORY FEES
$1,392,264	$(194,958)	$1,197,306

The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

In addition to serving as the Fund’s investment adviser, Bogle provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, the Adviser receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund’s Investor Class.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

BNY Mellon has voluntarily agreed to waive a portion of its administration and accounting fees for the Fund. For the year ended August 31, 2013, administration and accounting fees and waivers of the Fund were as follows:

GROSS ADMINISTRATION AND ACCOUNTING FEES	WAIVERS	NET ADMINISTRATION AND ACCOUNTING FEES
$210,972	$(17,403)	$193,569

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Fund will not pay The Bank of New York Mellon Corporation or any of its members or BNY Mellon’s affiliates at a later time for any amounts waived or any amounts assumed.

3.	DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the fiscal year ended August 31, 2013 was $13,563. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

4.	INVESTMENT IN SECURITIES

For the year ended August 31, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

INVESTMENT SECURITIES
PURCHASES	SALES
$354,460,086	$324,201,584

5.	FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2013, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION
$158,626,057	$24,587,938	$(5,331,146)	$19,256,792

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net

21

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

CAPITAL LOSS CARRYFORWARD	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED APPRECIATION
$(10,532,621)	$304,173	$—	$19,256,792

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2013.

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act was August 31, 2012.

As of August 31, 2013, the Fund had the following pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

AUGUST 31, 2017	AUGUST 31, 2018	TOTAL
$—	$10,532,621	$10,532,621

As of August 31, 2013, the Fund did not have any post-enactment capital loss carryforwards. During the fiscal year ended August 31, 2013, the Fund utilized $27,302,337 of pre-enactment capital loss carryforwards.

6.	SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Bogle Investment Management Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 28, 2013

23

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013. During the fiscal year ended August 31, 2013, the Fund did not pay any ordinary income dividends or long-term capital gains dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

24

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Bogle and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 15, 2013 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement between the Company and Bogle with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting , and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Bogle’s personnel providing those services; (iii) Bogle’s investment philosophies and processes; (iv) Bogle’s assets under management and client descriptions; (v) Bogle’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle’s compliance procedures; (viii) Bogle’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

25

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

OTHER INFORMATION (CONCLUDED)

(UNAUDITED)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle’s services were acceptable.

The Directors also considered the investment performance of the Fund and Bogle. Information on the Fund’s investment performance was provided since inception and for one-year, three-year, and five-year periods, and for the quarter ended March 31, 2013. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the investment performance of the Fund was in the top quintile as compared to the Lipper peer group and Lipper universe for the year ended February 28, 2013. They further noted that the performance of the Fund was in the top quintile for the previous two, three, and four-year periods as compared to its Lipper peer group.

The Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisory fees of the Fund were greater than, but comparable to, the peer group median, and the actual advisory fees of the Fund were slightly higher than the peer group median. In addition, the Directors noted that Bogle has contractually agreed to waive management fees and reimburse expenses through December 31, 2013 to the extent that total annual Fund operating expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively, and that Bogle expects to continue these fee waivers and expense reimbursements.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Bogle’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2014.

26

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

FUND MANAGEMENT

(UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Independence Blue Cross; Intricon Corp. (producer of medical devices); Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

27

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

FUND MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS[2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square Suite 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky, Mr. Carnall and Mr. Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

28

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DOES THE BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Bogle Small Cap Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Bogle Investment Management Small Cap Growth Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 264-5346 or go to www.boglefunds.com

29

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do

How does the Bogle Investment Management Small Cap Growth Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Bogle Investment Management Small Cap Growth Fund collect my personal information?

We collect your personal information, for example, when you

•          open an account

•          provide account information

•          give us your contact information

•          make a wire transfer

•          tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•          sharing for affiliates’ everyday business purposes – information about your creditworthiness

•          affiliates from using your information to market to you

•          sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include Bogle Investment Management, L.P.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Bogle Investment Management Small Cap Growth Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Bogle Investment Management Small Cap Growth Fund does not jointly market.

30

Investment Adviser

Bogle Investment Management, L.P.

2310 Washington Street

Suite 310

Newton Lower Falls, MA 02462

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Counsel

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

FREE MARKET U.S. EQUITY FUND

FREE MARKET INTERNATIONAL EQUITY FUND

FREE MARKET FIXED INCOME FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

August 31, 2013

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS

Annual Investment Adviser’s Report

August 31, 2013

(Unaudited)

Dear Fellow Shareholder,

Enclosed is your annual report for the twelve-month period ended August 31, 2013.

Domestic and developed international financial markets over the past year experienced significant positive returns. However, emerging international financial markets were much closer to break-even. Markets over the reporting period have been influenced by several factors. Throughout the twelve-month period, the European Union continued to struggle with political uncertainty in Greece as well as lackluster economic expansion throughout the region. The announced upcoming possible wind-down of the U.S. Federal Reserve’s programs of accommodative lending sent markets reeling worldwide. Japan’s 2013 rally hiccupped a little after the Nikkei hit a five-year high on May 22; however, Japanese stocks remain among the strongest global performers this year. Emerging markets stocks continued to find performance held back by concerns over China’s slowing domestic economy. Additionally, political unrest in Egypt, Brazil, Syria, and Turkey weighed on emerging markets. Despite all the rhetoric, the disciplined and diversified investor still did well for the twelve months ended August 31, 2013.

The Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund had returns of 27.61%, 19.44% and -1.50% respectively, for the twelve months ending August 31, 2013. This compared with a return of 25.96% for the unmanaged Russell 2500 Index, a gain of 16.88% for the MSCI World Index and a total return of 0.63% for the Citigroup World Bond Index 1-5 years hedged.

The reporting period was volatile for equity and bond markets as worries persisted about the high unemployment levels, combined with the continued government interference and spending. In addition, the Feds continued tinkering with monetary policy, all of which seemed to be muting the growth of the US economy. Political uncertainty in emerging market countries also weighed heavily on investors as evidenced by outflows of emerging market funds.

Despite these short-term crosscurrents, seasoned investors, like Free Market Fund shareholders, who have stayed disciplined and diversified experienced positive returns for the past twelve-month period. When you can take the long view, supported by a prudent and well-thought-out strategy, the markets’ day-to-day ups and downs don’t seem as threatening.

Matson Money strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that free markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

Each Free Market Fund strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.

The work is never complete, however, and Matson Money will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people. As always, we also appreciate your continued investment towards your long term goals.

Thank you for investing with Matson Money, Inc.

Mark E Matson

President and Chief Executive Officer

Matson Money, Inc.

1

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2013

(Unaudited)

Free Market US Equity Fund—Investment Review

The twelve-month period ended August 31, 2013 proved rewarding for investors even though the global economy and financial markets experienced a lot of volatility, which was very similar to the prior year. U.S. stocks were the standout performers for the reporting period. Many domestic equity indices reached new highs over the period. Here in the U.S., employment news and uncertainty with regard to politics and monetary policy teamed up to muzzle a stronger economic recovery. Nobody knows where the stock market will go from here, particularly in the shorter term. However, the magnitude and speed of the stock market’s recent swings underscore the importance of avoiding changes to your portfolio based on emotions. It also underscores the importance of maintaining a broadly diversified portfolio. Returns for the broad US market, as measured by the Russell 3000 Index, were 20.32%. Asset class returns ranged from 18.70% for S&P 500 Index (US large cap) to 26.27% for the Russell 2000 Index (US small cap). Despite the ups and downs for the twelve months ended August 31, 2013, all asset classes experienced positive returns for the period.

For the twelve months ended August 31, 2013, the Free Market U.S. Equity Fund (the “Fund”) provided a total return of 27.61%, at net asset value. This compares with a return of 25.96% for the fund’s benchmark, the Russell 2500 Index.

Nevertheless, as a result of the Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. small company stocks performed better than U.S. large company stocks. The Russell 2000 Index has returned 26.27% from September 1, 2012 through August 31, 2013, while the S&P 500 Index was up 18.70%. Furthermore, for the same time period, the Russell 2000 Value Index was up 24.38% and the Russell 1000 Value Index, returned 23.10%.

In summary, U.S. small cap stocks performed better than U.S. large cap stocks but both posted double digit returns. Furthermore, U.S. large value stocks did better than U.S. large growth stocks, which also contributed to returns of the Fund. The opposite is true for U.S. small value stocks which were barely outpaced by U.S. small growth stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

2

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2013 (Unaudited)

                                         Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in

Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell® 2500 Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Period Ended August 31, 2013
	Average Annual
	1 Year	3 Years	5 Years	Since Inception
Free Market U.S. Equity Fund	27.61%	20.72%	8.52%	8.02%
Russell 2500® Index	25.96%	20.54%	9.13%	7.07%
Composite Index**	23.18%	18.90%	7.23%	5.04%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.96% (included in the ratio is 0.32% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on a increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $14.66 per share on August 31, 2013.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund expenses.

3

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2013

(Unaudited)

Free Market International Equity Fund—Investment Review

The global recovery continued for developed countries during the twelve month period ended August 31, 2013, but was less friendly to emerging market countries. After several changes in Japan, the Nikkei hit new five year highs earlier this year. The Eurozone economy still struggled along for the twelve month period, however, equity markets in the region still managed to produce double digit returns. Returns for emerging markets were hindered by signs of slowing growth, and rising tensions in the Middle East continue to elevate geopolitical risk. Markets outside the U.S. were up despite all of the doom and gloom.

For the twelve months ended August 31, 2013, the Free Market International Equity Fund (the “Fund”) was up 19.44%, at net asset value. This compares with a return of 16.88% for the Fund’s benchmark, the MSCI World (excluding US) Index. A contributing factor to the outperformance of the Fund compared to the benchmark was the Fund’s tilt towards small-cap and value stocks.

As a result of the Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International small company stocks fared better than international large company stocks. The MSCI EAFE Index (net of dividends) has returned 18.66% from September 1, 2012 through August 31, 2013, while the MSCI EAFE Small Cap Index was up 24.35%. Furthermore, for the same time period, the MSCI EAFE Value Index (net of dividends) increased 19.06% versus the MSCI EAFE Small Cap Value Index, which returned 29.23%, and the MSCI Emerging Markets Index (net of dividends), which was up slightly at 0.54%.

In summary, factors that helped boost the Fund’s return compared to the benchmark included international small cap asset classes as well as international small cap value. While international large cap and large value asset classes also pulled the Fund’s performance higher, the Fund’s increased exposure, when compared to the MSCI World (excluding US) Index, to small and value companies contributed to the Fund’s higher return.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2013 (Unaudited)

                                         Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in

Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Period Ended August 31, 2013
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market International Equity Fund	19.44%	8.20%	3.35%	0.75%
MSCI World (excluding U.S.) Index	16.88%	8.73%	1.46%	-1.85%
Composite Index**	15.59%	7.77%	2.72%	-1.33%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.17% (included in the ratio is 0.52% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $9.36 per share on August 31, 2013.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund expenses.

5

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2013

(Unaudited)

Free Market Fixed Income Fund—Investment Review

The U.S. economy grew modestly during the twelve month period ended August 31, 2013 despite global economic challenges in the Eurozone and China, and fiscal challenges domestically. Total unemployment persisted at elevated levels but maintained its improving trend. Monetary policy remains accommodative, but expectations for winding down the unprecedented fiscal policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. However, Federal Reserve Chairman Ben Bernanke roiled bond markets on June 19, 2013, by indicating that tapering of its bond buying program could begin later this year and that it could end as soon as mid-2014. With the end of the Federal Reserve’s “easy money” policy looming on the horizon, interest rate-sensitive assets in general suffered losses; corporate spreads widened as well. Non-U.S. fixed income performed roughly on par with U.S. fixed income. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a -2.77% total return for the twelve-month period ended August 31, 2013. In comparison, the Bank of America Merrill Lynch Three Month Treasury Bill Index returned 0.11%. When conditions turned, investors turned to the investment-grade government universe, pushing down returns. Inflation Protected Securities produced lackluster returns for the period. Short-term U.S. government issues surpassed longer term maturities.

The Free Market Fixed Income Fund (the “Fund”) focuses on mutual funds that invest in global high quality and shorter-term Government and Corporate fixed income assets. For the twelve months ended August 31, 2013, the Fund provided a total return of -1.50%, at net asset value. This compares with a return of 0.63% for the Fund’s benchmark, the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Fund performed slightly under its benchmark for the period but performed as expected. A contributing factor to the performance of the Fund compared to the benchmark was the Fund’s slightly lower exposure to certain global markets and more exposure to high quality U.S. Government Bonds.

6

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2013 (Unaudited)

                                         Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in

Free Market Fixed Income Fund vs. Citigroup World Govt. Bond 1-5 Year Currency

Hedged U.S. Dollar Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Period Ended August 31, 2013
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market Fixed Income Fund	-1.50%	0.81%	2.19%	2.04%
Citigroup World Govt. Bond 1-5 Year Currency	0.63%	1.29%	2.59%	2.69%
Composite Index Hedged U.S. Dollar Index**	-0.94%	1.42%	2.80%	2.91%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.82% (included in the ratio is 0.19% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.24 per share on August 31, 2013.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund expenses.

7

FREE MARKET FUNDS

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2013 through August 31, 2013, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Free Market U.S. Equity Fund
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Actual	$1,000.00	$1,115.70	$3.25
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11

	Free Market International Equity Fund
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Actual	$1,000.00	$1,028.60	$3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.93	3.31

8

FREE MARKET FUNDS

Fund Expense Examples (Concluded)

(Unaudited)

	Free Market Fixed Income Fund
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Actual	$1,000.00	$983.70	$3.05
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11

*	Expenses are equal to an annualized six-month expense ratio of 0.61% for the Free Market U.S. Equity Fund, 0.65% for the Free Market International Equity Fund and 0.61% for the Free Market Fixed Income Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in their current prospectuses, were as follows:

Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
0.01%-0.13%	0.01%-0.28%	0.01%-0.07%

Each Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of 11.57% for the Free Market U.S. Equity Fund, 2.86% for the Free Market International Equity Fund and -1.63% for the Free Market Fixed Income Fund.

9

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

August 31, 2013

	Number of Shares	Value

EQUITY FUNDS — 99.9%
U.S. Large Cap Value Portfolio III(a)	19,356,587	$409,004,687
U.S. Large Company Portfolio(a)	15,683,168	202,626,537
U.S. Micro Cap Portfolio(b)	11,406,136	202,572,972
U.S. Small Cap Portfolio(b)	7,379,432	202,565,402
U.S. Small Cap Value Portfolio(b)	10,633,916	336,988,782

TOTAL EQUITY FUNDS (Cost $947,529,780)		1,353,758,380

TOTAL INVESTMENTS — 99.9%
(Cost $947,529,780)		1,353,758,380

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,894,982

NET ASSETS — 100.0%		$1,355,653,362

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Equity Funds	99.9%	$1,353,758,380
Other Assets In Excess Of Liabilities	0.1%	1,894,982

NET ASSETS	100.0%	$1,355,653,362

(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

August 31, 2013

	Number of Shares	Value

INTERNATIONAL EQUITY FUNDS — 99.8%
Asia Pacific Small Company Portfolio(a)	560,188	$12,632,242
Canadian Small Company Series(b)	1,145,515	12,251,158
Continental Small Company Portfolio(a)	1,487,427	26,297,710
Continental Small Company Series(b)	80,197	4,305,236
DFA International Small Cap Value Portfolio(a)	21,744,405	383,788,743
DFA International Value Portfolio III(c)	17,897,508	288,328,849
Emerging Markets Portfolio(a)	2,136,170	51,780,758
Emerging Markets Small Cap Portfolio(a)	2,517,289	47,929,176
Emerging Markets Value Portfolio(a)	1,823,920	47,841,415
Japanese Small Company Portfolio(a)	1,236,902	21,435,517
Large Cap International Portfolio(a)	2,377,780	47,959,817
United Kingdom Small Company Portfolio(a)	234,276	7,869,348
United Kingdom Small Company Series(b)	187,866	9,881,663

TOTAL INTERNATIONAL EQUITY FUNDS (Cost $874,500,999)		962,301,632

TOTAL INVESTMENTS — 99.8% (Cost $874,500,999)		962,301,632

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		1,793,894

NET ASSETS — 100.0%		$964,095,526

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
International Equity Funds	99.8%	$962,301,632
Other Assets In Excess Of Liabilities	0.2%	1,793,894

NET ASSETS	100.0%	$964,095,526

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

August 31, 2013

	Number of Shares	Value

FIXED INCOME FUNDS — 99.4%
DFA Five-Year Global Fixed Income Portfolio(a)	29,976,988	$329,147,328
DFA Inflation-Protected Securities Portfolio(a)	5,500,890	63,700,309
DFA Intermediate Government Fixed Income Portfolio(a)	12,922,955	159,727,724
DFA One-Year Fixed Income Portfolio(a)	31,241,895	322,416,352
DFA Short-Term Government Portfolio(a)	9,908,505	105,228,322
DFA Two-Year Global Fixed Income Portfolio(a)	32,783,598	329,147,328

TOTAL FIXED INCOME FUNDS (Cost $1,322,611,364)		1,309,367,363

TOTAL INVESTMENTS — 99.4%
(Cost $1,322,611,364)		1,309,367,363

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		7,431,912

NET ASSETS — 100.0%		$1,316,799,275

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Fixed Income Funds	99.4%	$1,309,367,363
Other Assets In Excess Of Liabilities	0.6%	7,431,912

NET ASSETS	100.0%	$1,316,799,275

(a)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS

Statements of Assets and Liabilities

August 31, 2013

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value †	$1,353,758,380	$962,301,632	$1,309,367,363
Cash and cash equivalents	1,129,113	1,068,829	6,644,627
Receivables
Receivable for capital shares sold	1,823,239	1,430,467	1,625,765
Prepaid expenses and other assets	7,394	6,727	7,495

Total assets	1,356,718,126	964,807,655	1,317,645,250

LIABILITIES
Payables
Capital shares redeemed	269,517	119,508	102,492
Investment adviser	583,778	416,915	550,646
Administration and accounting fees	111,566	82,964	104,357
Other accrued expenses and liabilities	99,903	92,742	88,480

Total liabilities	1,064,764	712,129	845,975

Net Assets	$1,355,653,362	$964,095,526	$1,316,799,275

NET ASSETS CONSISTS OF
Par value	$92,466	$103,020	$128,586
Paid-in capital	911,815,321	864,561,293	1,327,248,930
Undistributed / accumulated net investment income (loss)	537,823	9,216,123	(258,616)
Accumulated net realized gain from investments	36,979,152	2,414,457	2,924,376
Net unrealized appreciation/(depreciation) on investments	406,228,600	87,800,633	(13,244,001)

Net Assets	$1,355,653,362	$964,095,526	$1,316,799,275

Shares outstanding ($0.001 par value, 200,000,000 shares authorized)	92,466,273	103,020,188	128,585,581

Net asset value, offering and redemption price per share	$14.66	$9.36	$10.24

† Investment in non-affiliated funds, at cost	$947,529,780	$874,500,999	$1,322,611,364

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS

Statements of Operations

For the Year Ended August 31, 2013

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
Investment Income
Dividends from non-affiliated funds	$17,603,378	$21,535,155	$12,586,424
Interest from non-affiliated funds	328	336	2,179

Total investment income	17,603,706	21,535,491	12,588,603

Expenses
Advisory fees (Note 2)	5,752,391	4,187,917	5,506,994
Administration and accounting fees (Note 2)	592,690	465,968	573,352
Transfer agent fees (Note 2)	312,640	244,892	302,126
Professional fees	140,118	100,398	132,305
Custodian fees (Note 2)	80,990	64,777	77,944
Directors’ and officers’ fees	79,224	65,992	78,085
Printing and shareholder reporting fees	60,401	70,611	62,111
Other expenses	80,697	137,717	80,460

Total expenses	7,099,151	5,338,272	6,813,377

Net investment income	10,504,555	16,197,219	5,775,226

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from:
Non-affiliated funds	15,949,249	1,720,872	—
Capital gain distributions from non-affiliated fund investments	29,023,727	11,042,893	4,618,659
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	218,975,399	104,634,778	(29,635,839)

Net realized and unrealized gain/(loss) on investments	263,948,375	117,398,543	(25,017,180)

Net increase/(decrease) in net assets resulting from operations	$274,452,930	$133,595,762	$(19,241,954)

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Increase in net assets from operations:
Net investment income	$10,504,555	$5,924,569
Net realized gain from investments	44,972,976	3,410,649
Net change in unrealized appreciation from investments	218,975,399	105,383,759

Net increase in net assets resulting from operations	274,452,930	114,718,977

Dividends and distributions to shareholders from:
Net investment income	(12,059,460)	(4,645,598)
Net realized capital gains	(6,612,476)	(5,493,112)

Net decrease in net assets from dividends and distributions to shareholders	(18,671,936)	(10,138,710)

Capital share transactions:
Proceeds from shares sold	365,120,672	258,102,377
Reinvestment of distributions	18,671,936	10,138,710
Shares redeemed	(217,434,730)	(118,454,130)

Net increase in net assets from capital shares	166,357,878	149,786,957

Total increase in net assets	422,138,872	254,367,224

Net assets:
Beginning of year	933,514,490	679,147,266

End of year	$1,355,653,362	$933,514,490

Undistributed net investment income, end of period	$537,823	$1,278,971

Capital share transactions:
Shares sold	27,274,386	23,791,485
Dividends and distributions reinvested	1,519,279	967,434
Shares redeemed	(16,128,774)	(10,712,741)

Total share transactions	12,664,891	14,046,178

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Increase/(decrease) in net assets from operations:
Net investment income	$16,197,219	$12,401,565
Net realized gain from investments	12,763,765	3,089,680
Net change in unrealized appreciation (depreciation) from investments	104,634,778	(38,193,881)

Net increase/(decrease) in net assets resulting from operations	133,595,762	(22,702,636)

Dividends and distributions to shareholders from:
Net investment income	(13,261,063)	(11,517,635)
Net realized capital gains	(6,448,810)	(7,200,541)

Net decrease in net assets from dividends and distributions to shareholders	(19,709,873)	(18,718,176)

Capital share transactions:
Proceeds from shares sold	290,005,224	218,473,669
Reinvestment of distributions	19,709,873	18,718,176
Shares redeemed	(108,215,843)	(63,133,169)

Net increase in net assets from capital shares	201,499,254	174,058,676

Total increase in net assets	315,385,143	132,637,864

Net assets:
Beginning of year	648,710,383	516,072,519

End of year	$964,095,526	$648,710,383

Undistributed net investment income, end of year	$9,216,123	$6,241,938

Capital share transactions:
Shares sold	32,070,579	27,183,866
Dividends and distributions reinvested	2,234,680	2,482,517
Shares redeemed	(11,983,409)	(7,742,474)

Total share transactions	22,321,850	21,923,909

The accompanying notes are an integral part of the financial statements.

16

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Increase/(decrease) in net assets from operations:
Net investment income	$5,775,226	$9,215,805
Net realized gain from investments	4,618,659	7,488,327
Net change in unrealized appreciation (depreciation) from investments	(29,635,839)	124,441

Net increase/(decrease) in net assets resulting from operations	(19,241,954)	16,828,573

Dividends and distributions to shareholders from:
Net investment income	(7,743,898)	(10,592,495)
Net realized capital gains	(5,959,159)	(3,877)

Net decrease in net assets from dividends and distributions to shareholders	(13,703,057)	(10,596,372)

Capital share transactions:
Proceeds from shares sold	515,861,880	315,318,641
Reinvestment of distributions	13,703,057	10,596,247
Shares redeemed	(126,795,373)	(146,855,231)

Net increase in net assets from capital shares	402,769,564	179,059,657

Total increase in net assets	369,824,553	185,291,858

Net assets:
Beginning of year	946,974,722	761,682,864

End of year	$1,316,799,275	$946,974,722

Undistributed net investment income, end of period	$(258,616)	$186,239

Capital share transactions:
Shares sold	49,641,221	30,200,012
Dividends and distributions reinvested	1,315,155	1,020,796
Shares redeemed	(12,178,076)	(14,063,375)

Total share transactions	38,778,300	17,157,433

The accompanying notes are an integral part of the financial statements.

17

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009
Per Share Operating Performance
Net asset value, beginning of year	$11.70	$10.33	$8.65	$8.21	$10.29

Net investment income(1)	0.12	0.08	0.06	0.02	0.10
Net realized and unrealized gain/(loss) on investments	3.07	1.43	1.68	0.46	(2.09)

Net increase/(decrease) in net assets resulting from operations	3.19	1.51	1.74	0.48	(1.99)

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.06)	(0.06)	(0.03)	(0.09)
Net realized capital gains	(0.08)	(0.08)	— (2)	—	—
Tax return of capital	—	—	—	(0.01)	—

Total dividends and distributions to shareholders	(0.23)	(0.14)	(0.06)	(0.04)	(0.09)

Net asset value, end of year	$14.66	$11.70	$10.33	$8.65	$8.21

Total investment return(3)	27.61%	14.77%	20.11%	5.88%	(19.19)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$1,355,653	$933,514	$679,147	$485,191	$312,104
Ratio of expenses to average net assets(4)	0.62%	0.64%	0.64%	0.67%	0.72%
Ratio of net investment income to average net assets(4)	0.91%	0.73%	0.55%	0.22%	1.37%
Portfolio turnover rate	6%	4%	9%	3%	1%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009
Per Share Operating Performance
Net asset value, beginning of year	$8.04	$8.78	$7.97	$8.02	$8.85

Net investment income(1)	0.18	0.18	0.16	0.11	0.13
Net realized and unrealized gain/(loss) on investments	1.36	(0.64)	0.78	(0.04)	(0.85)

Net increase/(decrease) in net assets resulting from operations	1.54	(0.46)	0.94	0.07	(0.72)

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.17)	(0.13)	(0.09)	(0.11)
Net realized capital gains	(0.07)	(0.11)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.22)	(0.28)	(0.13)	(0.12)	(0.11)

Net asset value, end of year	$9.36	$8.04	$8.78	$7.97	$8.02

Total investment return(2)	19.44%	(4.98)%	11.60%	0.86%	(7.71)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$964,096	$648,710	$516,073	$365,465	$258,632
Ratio of expenses to average net assets(3)	0.65%	0.65%	0.66%	0.68%	0.73%
Ratio of net investment income to average net assets(3)	1.96%	2.21%	1.66%	1.29%	2.01%
Portfolio turnover rate	3%	3%	4%	8%	2%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009
Per Share Operating Performance
Net asset value, beginning of year	$10.54	$10.48	$10.50	$10.35	$10.04

Net investment income(1)	0.05	0.11	0.12	0.13	0.21
Net realized and unrealized gain/(loss) on investments	(0.21)	0.09	0.09	0.27	0.25

Net increase/(decrease) in net assets resulting from operations	(0.16)	0.20	0.21	0.40	0.46

Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.14)	(0.22)	(0.21)	(0.15)
Net realized capital gains	(0.06)	— (2)	— (2)	(0.04)	—
Tax return of capital	—	—	(0.01)	—	—

Total dividends and distributions to shareholders	(0.14)	(0.14)	(0.23)	(0.25)	(0.15)

Net asset value, end of year	$10.24	$10.54	$10.48	$10.50	$10.35

Total investment return(3)	(1.50)%	1.90%	2.06%	3.96%	4.62%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$1,316,799	$946,975	$761,683	$459,282	$210,107
Ratio of expenses to average net assets(4)	0.62%	0.63%	0.65%	0.68%	0.75%
Ratio of net investment income to average net assets(4)	0.52%	1.08%	1.12%	1.31%	2.06%
Portfolio turnover rate	0%	1%	0%	1%	84%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

FREE MARKET FUNDS

Notes to Financial Statements

August 31, 2013

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has seventeen active investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “Fund of Funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 80.773 billion shares are currently classified into one hundred and forty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each fund’s net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2013, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$1,353,758,380	$1,353,758,380	$—	$—

*Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$962,301,632	$962,301,632	$—	$—

*Please refer to the Portfolio of Investments for further details.

21

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2013

FREE MARKET FIXED INCOME FUND

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$1,309,367,363	$1,309,367,363	$—	$—

*Please refer to the Portfolio of Investments for further details.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires a Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3 for the Funds.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Transactions are accounted for on the trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

22

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2013

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Fund’s investment adviser. For its advisory services, Matson Money is entitled to receive 0.50% of the first $1 billion of each Fund’s average daily net assets, 0.49% of each Fund’s average daily net assets over $1 billion to $5 billion and 0.47% of each Fund’s average daily net assets over $5 billion, computed daily and payable monthly. Prior to January 1, 2013, the Adviser received 0.50% of each Fund’s average daily net assets computed daily and payable monthly.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides custodian services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

23

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2013

3.	Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2013 was $163,155. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Funds or the Company.

4.	Investment in Securities

For the year ended August 31, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$250,847,195	$64,937,282
Free Market International Equity Fund	234,310,395	27,019,374
Free Market Fixed Income Fund	396,853,632	—

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. (Management evaluation to follow)

As of August 31, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Free Market U.S. Equity Fund	$952,883,727	$406,228,600	$(5,353,947)	$400,874,653
Free Market International Equity Fund	886,265,953	97,723,483	(21,687,804)	76,035,679
Free Market Fixed Income Fund	1,322,781,738	—	(13,414,375)	(13,414,375)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2013, primarily attributable to redesignation of dividends paid and reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Free Market U.S. Equity Fund	$813,757	$(813,757)	$—
Free Market International Equity Fund	38,029	(38,029)	—
Free Market Fixed Income Fund	1,523,817	(1,523,817)	—

24

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2013

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences
Free Market U.S. Equity Fund	$537,823	$42,333,099	$400,874,653	$—
Free Market International Equity Fund	8,648,004	14,747,530	76,035,679	—
Free Market Fixed Income Fund	—	3,094,750	(13,414,375)	(258,616)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax characters of distributions paid during the fiscal year ended August 31, 2013 and 2012 were as follows:

		Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	2013	$12,059,460	$6,612,476	$18,671,936
	2012	4,645,598	5,493,112	10,138,710
Free Market International Equity Fund	2013	13,261,063	6,448,810	19,709,873
	2012	11,517,635	7,200,541	18,718,176
Free Market Fixed Income Fund	2013	7,741,842	5,961,215	13,703,057
	2012	10,592,495	3,877	10,596,372

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year-end subject to the Modernization Act was August 31, 2012. As of August 31, 2013, the Funds did not have any pre- or post-enactment capital loss carryforwards.

6.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 28 2013

26

FREE MARKET FUNDS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2013 were as follows:

	Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	$12,059,460	$6,612,476	$18,671,936
Free Market International Equity Fund	13,261,063	6,448,810	19,709,873
Free Market Fixed Income Fund	7,743,898	5,959,159	13,703,057

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 81.33% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 19.40% for the Free Market Fixed Income Fund. A total of 00.00% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $1,277,609 and earned $22,172,194 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

27

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

28

FREE MARKET FUNDS

Other Information (Continued)

(Unaudited)

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money, Inc. and the Company (the “Advisory Agreement”) on behalf of the Funds at a meeting of the Board held on May 15, 2013 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (vii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper peer group and comparing the performance of each Fund to the performance of its respective Lipper peer group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money, referring back to their discussion with a representative of Matson Money earlier in the Meeting. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided since inception and for one-year, three-year, and five-year periods, and for the quarter ended March 31, 2013. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had consistently outperformed its benchmark since inception, and the Free Market International Equity Fund had been outperforming its benchmark year to date and since inception. The Directors, noted, however, that the Free Market Fixed Income Fund has regularly underperformed its primary benchmark (U.S. Composite Index) since inception, as well as its Lipper peer group.

The Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors recalled their earlier discussion about Matson Money’s advisory fees, and Matson Money’s explanation that their fees were at or below the average Morningstar fund categories.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2014.

29

FREE MARKET FUNDS

Fund Management

(Unaudited)

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Independence Blue Cross; Intricon Corp. (producer of medical devices); Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

30

FREE MARKET FUNDS

Fund Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)
INTERESTED DIRECTORS[2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

31

FREE MARKET FUNDS

Fund Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
*	Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky, Mr. Carnall and Mr. Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

32

FREE MARKET FUNDS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

33

FREE MARKET FUNDS

Privacy Notice (Concluded)

(Unaudited)

What we do

How does the Free Market Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

•            open an account

•            provide account information

•            give us your contact information

•            make a wire transfer

•            tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•            sharing for affiliates’ everyday business purposes – information about your creditworthiness

•            affiliates from using your information to market to you

•            sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

34

Investment Adviser

MATSON MONEY, INC.

5955 Deerfield Blvd.

Mason, OH 45040

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Perimeter Small Cap Growth Fund

of The RBB Fund, Inc.

Annual Report	August 31, 2013

PERIMETER

SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report

August 31, 2013

(Unaudited)

Dear Shareholder:

The fiscal year ended August 31, 2013 started on solid footing with the Federal Reserve’s announcement of open-ended Quantitative Easing, a stimulus program that set the tone for higher returns throughout the year. While the Fed provided a backstop of sorts for markets, record low interest rates and improvement in US housing and manufacturing data also pushed markets higher. In November, President Obama’s re-election was overshadowed by super storm Sandy. However, markets were not deterred and surged higher into calendar year 2013 on the heels of a workable Fiscal Cliff agreement, stronger corporate profits, and economic improvement in Japan and China. During this time, record-high stock correlations began to decline, although broad-based market strength still favored lower quality, higher beta stocks. The second half of the fiscal year continued to benefit from US and global monetary stimulus programs, strong housing data, and improving global economies. Higher taxes, sequestration cuts, and the Boston bombing slowed markets in April, but only temporarily, as the proceeds of record bond mutual fund redemptions began to flow into equities. Markets were again spooked in June on fears of the Fed tapering its Quantitative Easing program, but weaker economic data reassured markets that tapering would be done in a slow, methodical manner. The market has held up well heading into the end of August, particularly given the call to action in Syria and another US debt ceiling deadline looming.

On a net of fees basis, the Perimeter Small Cap Growth Fund stayed close to its benchmark, the Russell 2000® Growth Index, during the year due to strong stock selection across multiple sectors and a modest benefit from allocation. The Industrials sector produced top performance, driven by stocks like WageWorks (WAGE), which benefited from the upcoming Affordable Care Act implementation, and travel-related companies Allegiant Travel (ALGT) and Spirit Airlines (SAVE). The Energy sector was another significant contributor to performance as unrest in the Middle East drove oil & gas stocks higher, including GeospaceTechnologies (GEOS) and Rex Energy (REXX). As for headwinds, poor stock selection in the Technology and Healthcare sectors detracted from performance. Within Technology, Allot Communications (ALLT) posted disappointing results, but we believe earnings and the stock will rebound in the near future. Healthcare selection struggled from strong Biotech performance and our below-benchmark exposure there.

Although recent US economic data has softened modestly, we expect ongoing US and global monetary stimulus as well as recent equity inflows should continue to support markets. We remain focused on high quality companies with good earnings visibility and strong growth catalysts.

Sincerely,

Perimeter Capital Management

This report represents the manager’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index. The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Direct investment into an index is not possible.

2

PERIMETER

SMALL CAP GROWTH FUND

Performance

August 31, 2013

(Unaudited)

Comparison of Change in Value of $100,000 Investment in

Perimeter Small Cap Growth Fund’s Investor Class Shares vs. Russell 2000® Growth Index

Comparison of Change in Value of $1,000,000 Investment in

Perimeter Small Cap Growth Fund’s I Shares vs. Russell 2000® Growth Index

*	Investor Class Shares were offered beginning September 29, 2006

**

I Shares were offered beginning December 31, 2007. The performance shown for the I Shares prior to December 31, 2007 is based on the performance and expenses of the Investors Class Shares, and have not been adjusted for the shareholder servicing fee charged specifically to the Investor Class Shares.

These charts assume a hypothetical $100,000 and $1,000,000 minimum intital investment in the Fund’s Investor Class Shares and I Shares, respectively, made on September 29, 2006 (inception) and reflect Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Growth Index is unmanaged, does not incur taxes, sales charges, and/or expenses and is not available for investment. The Fund commenced operations on September 29, 2006 as a separate portfolio (the “Predecessor Fund”) of The Advisors’ Inner Circle Fund II. Immediately prior to the opening of business on February 8, 2010, the Predecessor Fund was reorganized as a new series of The RRB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to February 8, 2010 represents the performance of the Predecessor Fund.

3

PERIMETER

SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report

August 31, 2013

(Unaudited)

Average Annual Total Returns For The Year Ended August 31, 2013
	One Year	Three Year	Five Year	Since Inception***
Perimeter Small Cap Growth Fund, Investor Class Shares*	27.47%	18.43%	6.74%	5.79%
Perimeter Small Cap Growth Fund, I Shares**	27.81%	18.74%	6.98%	6.00%
Russell 2000® Growth Index	28.14%	22.59%	9.00%	8.07%
* Investor Class Shares were offered beginning September 29, 2006.

  **    I Shares were offered beginning December 31, 2007. The performance shown for the I Shares prior to December 31, 2007 is based on the performance and expenses of the Investor Class Shares, and has not been adjusted for the shareholder servicing fee charged specifically to the Investor Class Shares.

  ***  The Fund commenced operations on September 29, 2006 as a separate portfolio (the “Predecessor Fund”) of the The Advisors’ Inner Circle Fund II. The performance shown for periods prior to February 8, 2010 represents the performance of the Predecessor Fund.

The performance data quoted herein represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, please call 1-888-968-4964. Performance assumes reinvestment of dividends and capital gains. Unlike a mutual fund, index returns do not reflect taxes, fees or expenses. The Fund’s gross total expense ratio as stated in the prospectus is 1.45% for Investor Shares and 1.20% for I Shares. The performance quoted reflects fee waivers in effect and would have been lower in their absence. The Fund charges a 2.00% redemption fee if redeemed within 7 days. The Adviser has contractually agreed to limit the total expenses of the Investor Class Shares and I Shares of the Fund (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) to 1.35% and 1.10% of the average daily net assets of the Fund’s Investor Class Shares and I Shares, respectively, through December 31, 2013.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Mutual fund investing involves risk including the possible loss of principal. The Fund invests in small cap stocks which generally involve more risk than large cap stocks due to potentially greater volatility and less market liquidity.

4

PERIMETER

SMALL CAP GROWTH FUND

Fund Expense Disclosure

August 31, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2013 through August 31, 2013, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Perimeter Small Cap Growth Fund — Investor Class Shares

	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2013	August 31, 2013	During Period*
Actual	$1,000.00	$1,144.00	$7.30
Hypothetical - (5% return before expenses)	1,000.00	1,018.40	6.87

	Perimeter Small Cap Growth Fund — I Shares

	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2013	August 31, 2013	During Period*
Actual	$1,000.00	$1,146.20	$5.95
Hypothetical - (5% return before expenses)	1,000.00	1,019.66	5.60

*

Expenses are equal to an annualized six-month expense ratio of 1.35% for the Investor Class Shares and 1.10% for the I Shares which includes waived fees, reimbursed expenses or recoupment, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the six-month period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for the Fund of 14.40% for the Investor Class Shares and 14.62% for the I Shares.

5

PERIMETER

SMALL CAP GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund.

	% of Net Assets	Value
Domestic Common Stocks:
Consumer Non-cyclical	32.2%	$29,056,433
Industrial.	19.7	17,763,130
Technology	14.4	12,973,781
Consumer Cyclical	11.2	10,159,399
Financial	9.2	8,323,009
Energy	7.0	6,372,119
Communications	6.9	6,235,458
Basic Materials	1.6	1,450,695
Warrants	0.0	3,731
Liabilities In Excess of Other Assets	(2.2)	(2,027,226)

	100.0%	$90,310,529

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

PERIMETER

SMALL CAP GROWTH FUND

Portfolio of Investments

August 31, 2013

	Shares	Value

COMMON STOCKS† - 102.2%
Basic Materials — 1.6%
Balchem	13,004	$622,371
NewMarket	1,310	359,176
Polyone	17,363	469,148

		1,450,695

Communications — 6.9%
Allot Communications*	24,082	293,800
eGain*	70,329	949,442
Finisar*	49,900	1,021,453
HealthStream*	17,265	572,335
NIC	27,691	616,402
Perion Network	89,033	948,201
Shutterfly*	13,783	716,165
SPS Commerce*	7,458	464,932
Zix*	151,445	652,728

		6,235,458

Consumer Cyclical — 11.2%
AFC Enterprises*	6,340	259,623
Arctic Cat	14,850	797,148
Children’s Place Retail Stores*	5,270	280,259
Core-Mark Holding	14,880	938,928
Destination XL Group*	115,024	695,895
Express*	36,950	775,580
First Cash Financial Services*	3,254	179,849
Gentherm*	46,830	783,466
G-III Apparel Group*	25,000	1,145,250
La-Z-Boy	36,131	768,145
Pool	3,500	182,315
Rite Aid*	241,450	835,417
Spirit Airlines*	7,650	238,450
Susser Holdings*	4,930	235,210
Tenneco*	9,560	441,003
Toro	12,590	664,878
United Stationers	23,603	937,983

		10,159,399

Consumer Non-cyclical — 32.2%
Akorn*	44,870	806,314
Align Technology*	22,460	978,133
AMN Healthcare Services*	59,158	804,549
Array BioPharma*	112,993	633,891
Astex Pharmaceuticals*	148,023	969,551
Capella Education*	15,755	856,284
Cardtronics*	22,610	784,341
Charles River Laboratories International*	17,870	822,914
Corporate Executive Board	12,840	832,546
Corrections Corp of America	25,325	834,206
CoStar Group*	4,440	659,384
Cubist Pharmaceuticals*	9,548	604,961
Cynosure, Cl A*	35,780	821,151
Euronet Worldwide*	18,062	620,430

	Shares	Value

Consumer Non-cyclical — (Continued)
Five Star Quality Care*	104,257	$541,094
Grand Canyon Education*	11,147	384,683
HealthSouth*	20,440	643,042
HMS Holdings*	44,860	1,121,051
Huron Consulting Group*	13,800	656,880
ICON, PLC*	23,997	876,850
Infinity Pharmaceuticals*	47,812	885,000
Insulet*	23,230	774,488
J&J Snack Foods	5,640	433,829
Jazz Pharmaceuticals, PLC*	7,720	676,967
K12*	28,890	1,048,996
KAR Auction Services	35,530	946,519
Ligand Pharmaceuticals, Cl B*	6,967	335,043
MAXIMUS	24,518	919,670
MiMedx Group*	40,500	249,885
Myriad Genetics*	35,140	919,614
Novadaq Technologies*	55,413	825,100
Quidel*	28,990	768,815
Rollins	13,540	335,115
Sagent Pharmaceuticals*	24,990	551,279
Salix Pharmaceuticals*	8,220	550,247
SunOpta*	99,170	887,572
Team Health Holdings*	21,310	818,943
Thoratec*	15,495	553,636
TravelCenters of America*	85,514	650,762
VCA Antech*	24,650	672,698

		29,056,433

Energy — 7.0%
Carrizo Oil & Gas*	17,400	596,124
Energy XXI Bermuda	10,650	282,970
Flotek Industries*	31,080	615,073
Geospace Technologies*	9,094	634,397
Helix Energy Solutions Group*	27,514	688,675
MRC Global*	16,590	435,488
Rex Energy*	30,926	643,261
Rosetta Resources*	19,560	910,127
Synergy Resources*	92,281	863,750
Walter Energy.	54,270	702,254

		6,372,119

Financial — 9.2%
Boston Private Financial Holdings	80,669	824,437
Campus Crest Communities, REIT	111,162	1,176,094
Cubesmart, REIT	40,400	672,660
Endurance Specialty Holdings	14,200	711,704
FXCM, Cl A	38,650	733,964
Hilltop Holdings*	35,381	554,066
International Bancshares	29,450	645,544
Outerwall*	9,160	569,477
Pinnacle Financial Partners*	16,100	449,995
ProAssurance	8,506	400,973

The accompanying notes are an integral part of the financial statements.

7

PERIMETER

SMALL CAP GROWTH FUND

Portfolio of Investments (Concluded)

August 31, 2013

	Shares	Value

Financial — (Continued)
Stewart Information Services	25,600	$783,104
WageWorks*	19,190	800,991

		8,323,009

Industrial — 19.7%
AAON	22,419	522,811
AMERCO	6,850	1,120,660
Barnes Group	24,666	771,306
Belden	13,070	741,330
Berry Plastics Group*	40,055	921,666
Chart Industries*	7,177	819,470
Covanta Holding	40,810	862,315
Darling International*	44,030	890,727
DXP Enterprises*	4,180	284,156
EMCOR Group	22,710	853,669
EnPro Industries*	14,660	835,327
Generac Holdings	18,230	721,726
Gulfmark Offshore, Cl A	12,940	594,981
Hexcel*	22,890	814,197
II-VI*	31,354	604,505
Methode Electronics	49,771	1,189,029
Newport*	40,000	613,600
PGT*	78,910	803,304
Power Solutions International*	13,630	717,483
Primoris Services	36,310	816,249
Saia*	23,530	706,135
Swift Transportation*	41,910	752,704
Taser International*	30,565	355,777
TriMas*	12,806	450,003

		17,763,130

Technology — 14.4%
Aspen Technology*	32,210	1,076,780
AVG Technologies NV*	48,860	1,058,796
CommVault Systems*	9,671	810,720
Cypress Semiconductor	100,650	1,139,358
Diodes*	27,583	686,817

	Shares	Value

Technology — (Continued)
Fortinet*	30,610	$606,078
inContact*	102,990	837,309
Magnachip Semiconductor*	45,132	922,949
Medidata Solutions*	3,280	293,363
Mentor Graphics	33,290	737,706
NetScout Systems*	18,300	454,572
Omnicell*	41,160	894,818
QLIK Technologies*	7,810	256,090
RealPage*	36,670	759,436
SS&C Technologies Holdings*	32,110	1,136,373
Tyler Technologies*	10,760	795,056
Ultimate Software Group*	3,620	507,560

		12,973,781

TOTAL COMMON STOCKS (Cost $74,876,190)		92,334,024

WARRANTS - 0.0%
Energy — 0.0%
Magnum Hunter Resources Exercise Price $10.50, Expires 10/14/13	31,749	3,731

TOTAL WARRANTS (Cost $0)		3,731

TOTAL INVESTMENTS - 102.2% (Cost $74,876,190)		92,337,755

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.2)%		(2,027,226)

NET ASSETS - 100.0%		$90,310,529

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.

Cl	Class
PLC	Public Limited Company
REIT	Real Estate Investment Trusts

The accompanying notes are an integral part of the financial statements.

8

PERIMETER

SMALL CAP GROWTH FUND

Statement of Assets and Liabilities

August 31, 2013

ASSETS
Investments, at value (Cost $74,876,190)	$92,337,755
Receivables
Investments sold	1,374,421
Capital shares sold	149,238
Dividends and Interest	15,302
Prepaid expenses and other assets	24,084

Total assets	93,900,800

LIABILITIES
Due to Custodian	2,265,481
Payable for investments purchased	963,379
Capital shares redeemed	180,266
Investment advisory fees	71,112
Administration and accounting fees	18,689
Directors’ and officers’ fees	184
Other accrued expenses and liabilities	91,160

Total liabilities	3,590,271

Net Assets	$90,310,529

NET ASSETS CONSISTS OF
Par value	$8,744
Paid-in capital	42,749,356
Accumulated net realized gain from investments	30,090,864
Net unrealized appreciation on investments	17,461,565

Net Assets	$90,310,529

Investor Class Shares:
Net Assets	$10,329,606

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,015,303

Net asset value, offering and redemption price per share	$10.17

I Shares:
Net Assets	$79,980,923

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	7,728,863

Net asset value, offering and redemption price per share	$10.35

The accompanying notes are an integral part of the financial statements.

9

PERIMETER

SMALL CAP GROWTH FUND

Statement of Operations

For the Year Ended August 31, 2013

Investment Income
Dividends (net of foreign taxes withheld of $4,258)	$1,644,835
Interest	2,010

Total investment income	1,646,845

Expenses
Advisory fees	1,393,393
Transfer agent fees	179,885
Administration and accounting fees	152,210
Printing and shareholder reporting fees	74,410
Professional fees	46,254
Registration and filing fees	38,266
Distribution fees(1)	32,558
Directors’ and officers’ fees	28,332
Insurance fees	15,292
Custodian fees	7,172
Other expenses	4,123

Total expenses before waivers	1,971,895
Less: waivers of Advisory fees	(236,487)

Net expenses after waivers	1,735,408

Net investment loss	(88,563)

Net realized and unrealized gain from investments
Net realized gain from:
Investments	54,130,965
Written options*	17,661
Net change in unrealized appreciation on:
Investments	(15,787,817)

Net realized and unrealized gain from investments	38,360,809

Net increase in net assets resulting from operations	$38,272,246

(1) Attributable to Investor Class Shares

* Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

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PERIMETER

SMALL CAP GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Increase in net assets from operations:
Net investment loss	$(88,563)	$(2,126,769)
Net realized gain from investments and written options	54,148,626	20,219,831
Net change in unrealized appreciation/(depreciation) on investments	(15,787,817)	3,218,958

Net increase in net assets resulting from operations	38,272,246	21,312,020

Dividends and Distributions to shareholders from:
Net Realized gains
Investor Class Shares	(2,127,625)	(19,965,000)
I Shares.	(22,740,311)	(40,427,651)

Net decrease in net assets from dividends and distribtuions to shareholders	(24,867,936)	(60,392,651)

Increase/(decrease) in net assets from capital transactions:
Investor Class Shares
Proceeds from shares sold	2,393,871	13,504,662
Reinvestment of distributions	2,117,679	19,950,107
Shares redeemed	(15,885,113)	(119,410,959)

Total Investor Class Shares	(11,373,563)	(85,956,190)

I Shares
Proceeds from shares sold	29,663,943	61,528,257
Reinvestment of distributions	22,371,805	40,118,934
Shares redeemed	(176,200,091)	(100,504,504)

Total I Shares	(124,164,343)	1,142,687

Redemption fees	4,294	1,848

Net decrease in net assets from capital share transactions	(135,533,612)	(84,811,655)

Total decrease in net assets	(122,129,302)	(123,892,286)
Net assets
Beginning of year	212,439,831	336,332,117

End of year	$90,310,529	$212,439,831

Accumulated net investment loss, end of year	$—	$(1,451,966)

Increase/(decrease) in shares outstanding derived from share transactions:
Investor Class Shares
Shares sold	260,820	1,438,758
Dividends and distributions reinvested	263,066	2,403,628
Shares redeemed	(1,787,710)	(12,777,914)

Total Investor Class Shares	(1,263,824)	(8,935,528)

I Shares
Shares sold	3,236,483	6,653,884
Dividends and distributions reinvested	2,738,287	4,781,756
Shares redeemed	(18,842,321)	(10,758,420)

Total I Shares	(12,867,551)	677,220

Net decrease in shares outstanding from share transactions	(14,131,375)	(8,258,308)

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Investor Class Shares
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	One Month Period Ended August 31, 2010(1)(2)		Year Ended July 31, 2010(2)	Year Ended July 31, 2009(2)

Net asset value, Beginning of Period	$9.18	$10.75	$8.79	$9.53		$8.45	$10.40

Income/(Loss) from Operations:
Net Investment Loss(3)	(0.03)	(0.09)	(0.11)	(0.01)		(0.09)	(0.05)
Net Realized and Unrealized Gains/(Loss) on Investments	2.23	0.58	2.07	(0.73)		1.17	(1.90)

Total from Operations	2.20	0.49	1.96	(0.74)		1.08	(1.95)

Dividends and Distributions from:
Net Realized Gains	(1.21)	(2.06)	—	—		—	—

Total Dividends and Distributions	(1.21)	(2.06)	—	—		—	—

Redemption Fees(4)	—	—	—	—		—	—

Net asset value, End of Period	$10.17	$9.18	$10.75	$8.79		$9.53	$8.45

Total Return(5)	27.47%	6.56%	22.30%	(7.77)%		12.78%	(18.75)%

Ratios/Supplemental Data
Net assets, End of Period (Thousands)	$10,330	$20,930	$120,543	$160,496		$174,434	$138,929
Ratio of Expenses to Average Net Assets (including waivers and recoupment, excluding fees paid indirectly)	1.35%	1.35%	1.35%	1.35	%(6)	1.29%	1.11%
Ratio of Expenses to Average Net Assets (excluding waivers and recoupment and fees paid indirectly)	1.50%	1.45%	1.38%	1.47	%(6)	1.34%	1.41%
Ratio of Net Investment Loss to Average Net Assets	(0.29)%	(0.93)%	(0.93)%	(0.97	)%(6)	(0.93)%	(0.66)%
Portfolio Turnover Rate(7)	131%	138%	122%	7%		97%	126%

(1)	The Fund changed its fiscal year end to August 31.
(2)

Effective February 8, 2010, the Fund acquired all the assets and liabilities of the Perimeter Small Cap Growth Fund, a series of The Advisors’ Inner Circle Fund II (the “Predecessor Fund”). The financial highlights for the period to that date reflect the performance of the Pedecessor Fund.

(3)	Per share data calculated using average share method.
(4)	Amount is less than $0.01 per share.
(5)

Total return has not been annualized for periods less than one year. Total return would have been lower had certain expenses not been waived by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

(6)	Annualized.
(7)	Portfolio turnover rate has not been annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. This information has been derived from information provided in the financial statements.

	I Shares
	Year Ended August 31, 2013		Year Ended August 31, 2012	Year Ended August 31, 2011	One Month Period Ended August 31, 2010(1)(2)		Year Ended July 31, 2010(2)	Year Ended July 31, 2009(2)

Net asset value, Beginning of Period	$9.30		$10.83	$8.84	$9.58		$8.48	$10.42

Income/(Loss) from Operations:
Net Investment Loss(3)	(—	)(4)	(0.07)	(0.08)	(0.01)		(0.07)	(0.05)
Net Realized and Unrealized Gains (Loss) on Investments	2.26		0.60	2.07	(0.73)		1.17	(1.89)

Total from Operations	2.26		0.53	1.99	(0.74)		1.10	(1.94)

Dividends and Distributions from:
Net Realized Gains	(1.21)		(2.06)	—	—		—	—

Total Dividends and Distributions	(1.21)		(2.06)	—	—		—	—

Redemption Fees(4)	—		—	—	—		—	—

Net asset value, End of Period	$10.35		$9.30	$10.83	$8.84		$9.58	$8.48

Total Return(5)	27.81%		6.93%	22.51%	(7.73)%		12.97%	(18.62)%

Ratios/Supplemental Data
Net assets, End of Period (Thousands)	$79,981		$191,510	$215,789	$165,334		$179,290	$154,905
Ratio of Expenses to Average Net Assets (including waivers and recoupment, excluding fees paid indirectly)	1.10%		1.10%	1.10%	1.10	%(6)	1.10%	1.04%
Ratio of Expenses to Average Net Assets (excluding waivers and recoupment and fees paid indirectly)	1.25%		1.20%	1.14%	1.22	%(6)	1.16%	1.36%
Ratio of Net Investment Loss to Average Net Assets	(0.04)%		(0.68)%	(0.69)%	(0.72	)%(6)	(0.74)%	(0.64)%
Portfolio Turnover Rate(7)	131%		138%	122%	7%		97%	126%

(1)	The Fund changed its fiscal year end to August 31.
(2)

Effective February 8, 2010, the Fund acquired all the assets and liabilities of the Perimeter Small Cap Growth Fund, a series of The Advisors’ Inner Circle Fund II (the “Predecessor Fund”). The financial highlights for the period to that date reflect the performance of the Pedecessor Fund.

(3)	Per share data calculated using average share method.
(4)	Amount is less than $0.01 per share.
(5)

Total return has not been annualized for periods less than one year. Total return would have been lower had certain expenses not been waived by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

(6)	Annualized.
(7)	Portfolio turnover rate has not been annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements

August 31, 2013

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has seventeen active investment portfolios, including the Perimeter Small Cap Growth Fund (the “Fund”).

RBB has authorized capital of one hundred billion shares of common stock of which 80.773 billion shares are currently classified into one hundred and forty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund invests primarily (at least 80% of its net assets) in small-cap equity securities. The assets of each fund of the Company are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

As of August 31, 2013, the Fund offers Investor Class Shares and I Shares.

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—  Level 1 — quoted prices in active markets for identical securities;

—  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$92,334,024	$92,334,024	$—	$—
Warrants	3,731	—	3,731	—

Total	$92,337,755	$92,334,024	$3,731	$—

*	Please refer to Portfolio of Investments for industry and sector type breakouts.

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Notes to Financial Statements (Continued)

August 31, 2013

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Furthermore, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2013, there were no significant transfers between Levels 1, 2 and 3 for the Fund.

Options Written – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also may write over-the counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received.

The Perimeter Small Cap Growth Fund had transactions in options written during the year ended August 31, 2013 as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at August 31, 2012	—	$—
Options written	267	44,966
Options closed	(196)	(26,685)
Options expired	—	—
Options exercised	(71)	(18,281)

Options outstanding at August 31, 2013	—	$—

As of August 31, 2013, there were no options written for the Fund.

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Notes to Financial Statements (Continued)

August 31, 2013

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S.TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than seven days. The fees are reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Perimeter Capital Management (the “Adviser”) serves as investment adviser to the Fund. For its services, the Adviser is entitled to receive a monthly fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to 1.35% and 1.10% of the Fund’s average daily net assets attributable to Investor Class Shares and I Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes.This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company’s Board of Directors. If at any time during the first three years the advisory agreement is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.35% and 1.10% of the Fund’s Investor Class Shares and I Shares average daily net assets, respectively, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations. As of August 31, 2013, the total fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were $183,424, $275,981 and $236,487, expiring in 2014, 2015 and 2016, respectively.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

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Notes to Financial Statements (Continued)

August 31, 2013

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

The Bank of NewYork Mellon (the “Custodian”) provides certain custodian services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2013 was $16,416. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

4. Investment in Securities

For the year ended August 31, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$194,722,040	$347,477,739

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$75,551,634	$19,320,282	$(2,534,161)	$16,786,121

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2013, primarily attributable to the net investment loss and the utilization of the tax accounting practice known as equalization were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,540,529	$(15,046,943)	$13,506,414

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PERIMETER

SMALL CAP GROWTH FUND

Notes to Financial Statements (Concluded)

August 31, 2013

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
$13,836,407	$16,929,901	$16,786,121

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the year ended August 31, 2013 and 2012 were as follows:

	Ordinary Income	Long-Term Gains	Total
2013	$—	$24,867,936	$24,867,936
2012	9,096,108	51,296,543	60,392,651

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year-end subject to the Modernization Act was August 31, 2012. As of August 31, 2013, the Fund had no capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was no subsequent event requiring recognition or disclosure in the financial statements.

18

PERIMETER

SMALL CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Perimeter Small Cap Growth Fund (one of the series constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Perimeter Small Cap Growth Fund of The RBB Fund, Inc. at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 30, 2013

19

PERIMETER

SMALL CAP GROWTH FUND

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2013. During the fiscal year ended August 31, 2013, the Fund did not pay any ordinary income dividends and paid $24,867,936 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

20

PERIMETER

SMALL CAP GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 968-4964 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between the Adviser and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 15, 2013 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.
In considering the renewal of and approval of the Advisory Agreement between the Company and the Adviser with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser’s services provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser’s compliance procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report comparing the Fund’s management fees and total expense ratio to those of a comparable account managed by the Adviser; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Fund and that the Adviser’s services were acceptable. The Directors also considered the investment performance of the Fund and the Adviser, particularly in light of the recent redemption by a large investor. Information on the Fund’s investment performance was provided since inception and for one-year, three-year, and five-year periods, and for the quarter ended March 31, 2013. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmark was acceptable. The Directors also considered the Fund’s investment performance as compared to peer funds and, although the Fund slightly underperformed both its benchmark and peer funds, it found its performance acceptable.

The Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for a comparable account managed by the Adviser. In addition, the Directors noted that the Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that Total Annual Fund Operating expenses exceed 1.35% of the Fund’s Investor Class Shares and 1.10% of the Fund’s Class I Shares through at least December 31, 2013.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering the Adviser’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2014.

21

PERIMETER

SMALL CAP GROWTH FUND

Fund Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 968-4964.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17

Independence Blue Cross; Intricon Corp. (producer of medical devices); Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds; (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

22

PERIMETER

SMALL CAP GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS [2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

23

PERIMETER

SMALL CAP GROWTH FUND

Fund Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

1Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky, Mr. Carnall and Mr. Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

24

PERIMETER

SMALL CAP GROWTH FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE PERIMETER SMALL CAP GROWTH (“PSCG”) FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the PSCG Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the PSCG Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	Yes
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To Limit Our Sharing:	Call Laura Newberg at (770) 350-8700

Questions?	Call Laura Newberg at (770) 350-8700

25

PERIMETER

SMALL CAP GROWTH FUND

Privacy Notice

(Unaudited)

What we do
How does the PSCG Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the PSCG Fund collect my personal information?

We collect your personal information, for example, when you

•    open an account

•    provide account information

•    give us your contact information

•    make a wire transfer

•    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes — information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include Concourse Capital and Perimeter Capital Management, LLC.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•    The PSCG Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•    The PSCG Fund WILL NOT share your information with other financial institutions for marketing purposes.

26

Investment Adviser

Perimeter Capital Management

Six Concourse Parkway

Suite 3300

Atlanta, Ga 30328

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker, Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

ROBECO INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

Throughout the past year, we have seen the major U.S. stock market indices move into record territory, only to close out August 2013 in a pullback kindled by concerns over the outlook for Federal Reserve (Fed) policy. Despite the August pullback, we believe the U.S. economy is still on the road to recovery led by rebounding housing prices, increased consumer confidence and spending.

We continue to look for signs that the U.S. economy is ready to wean itself off Fed stimulus. With the bounce in housing prices and the rebounding U.S. stock market, U.S. consumer net worth is at all-time highs, more than 10% above the 2007 peak. Despite the tick-up in mortgage rates, the housing recovery still appears firm. We need the positive feedback loop of the economy to gain momentum—consumer spending leading to more employment resulting in more loan growth and spending—to offset the anticipated decline in Fed stimulus. Employment numbers and bank loan growth will be key statistics going forward.

Support from our global partners will also help stimulate demand for our manufacturing economy. Europe has emerged from recession and Japan’s economy is growing at its fastest rate in decades. The emerging markets, particularly China, have shown signs of life as the global recovery has taken hold. Fiscal drag from the developed markets is decelerating which should also add to global growth. Finally, the recent weakness in the U.S. dollar should help stimulate demand for our exports. We believe the pieces are in place for GDP growth in the U.S. to accelerate to 3% in 2014.

The debate over market direction has shifted from the soundness of the recovery to valuation. On an absolute basis, the U.S. stock market appears close to fairly valued—for the first time since the financial crisis—at about 14.5 times forward expected twelve month earnings. Relative to the U.S. fixed income markets, the U.S. stock market still appears inexpensive.

Over the past twelve months, the S&P 500 has appreciated about 18.7% while earnings have increased about 5%. As value investors, we believe stock market appreciation should match earnings growth over time. Since the financial crisis, earnings growth of the S&P 500 has just about matched the appreciation of the market. Over the next twelve months, we should not expect market appreciation to outstrip earnings growth.

We believe many fears in the market today—looming government budget debate, debt ceiling debate, Fed policy changes, etc.—are transitory. The real issue is earnings growth. We believe the tepid global economic recovery will continue to gain traction as we move through 2014 resulting in solid earnings growth for U.S. companies. We believe the U.S. stock market continues to undervalue free cash flow with strong returns on capital and improving business momentum.

As noted above, there are many moving parts in the global economic and political landscape. Rather than trying to predict these variable outcomes, we will continue to do what we do best—identify stocks that we believe will outperform for your portfolio. By focusing on companies with low valuation, high and increasing returns on capital and improving business momentum, we believe we can create excess returns for you regardless of the investing environment.

Sincerely,

Robeco Investment Management

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

ANNUAL REPORT 2013	1

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder,

The Robeco Boston Partners Small Cap Value Fund II outperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended August 31, 2013. The small cap value market maintained its positive momentum over the past year, with the Russell 2000 Value Index increasing 24.3%. The strong positive returns masked the year’s volatility as investor uncertainty about quantitative easing, macroeconomic events and the federal budget impacted stocks. However, despite the pullback in the equity markets during August, investors largely took the issues in stride as the Index posted positive returns across all sectors.

The Small Cap Value Fund II was able to add value in both up and down markets over the period, with the portfolio benefitting from good sector allocation and stock selection. Top performing sectors were Finance, Basic Industries, Consumer Durables and Non-Durables. Detractors from performance over the period were primarily Consumer Services and REITs.

At an average 23% weight, Finance was naturally impactful for the year and many of our financial services companies outperformed. We added value with our stock selection in the mortgage servicing market as further consolidation continued and the smaller mortgage servicers experienced market share growth. Our allocation away from Basic Industries, along with our stock selection within the sector, contributed to performance. Our focus on non commodity-type businesses, instead investing in market leaders with strong fundamentals, was a winning strategy in this area. Further, stock selection and our overweight to Consumer Durables and Non-Durables added to performance as several of our consumer product companies saw strong results from their industry leading positions, supported by solid balance sheets and high margins, to deliver strong results to the bottom line.

An underweight to Utilities and REITs finally started to add value as these high yielding sectors, selling at historically high valuations, lost some luster with investors. However, our stock selection within REITs detracted. We believe that property REITs, which comprise the majority of the Index sector, are selling at peak levels and do not represent a good risk/return tradeoff. Lastly, although our Consumer Services holdings kept pace with the market, our retailers and business services companies detracted from overall relative performance as they lagged the Index holdings’ appreciation of 41%.

Looking forward, we believe that the portfolio is well positioned with characteristics that work – attractive valuation, sound fundamentals and catalysts for change – to continue to provide for outperformance over the long term.

Sincerely,

David Dabora, CFA

Portfolio Manager, Robeco Boston Partners Small Cap Value Fund II

Small cap companies, as defined by our product, are those with a market capitalization similar to the Russell 2000® Value Index. These companies tend to be new, in early development, or in transition. Usually, small caps are rapidly evolving, generating a new product or service, or taking advantage of a new market. However, returns may be inconsistent and may fluctuate widely over the short term, and small stock valuations tend to be more sensitive to market psychology. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid securities, which may cause greater volatility and less liquidity. As a result, an investment in Robeco Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/13)	% of Net Assets
World Fuel Services Corp.	2.11%
Nu Skin Enterprises, Inc., Class A	2.04%
Walter Investment Management Corp.	1.63%
Asbury Automotive Group, Inc.	1.59%
Nationstar Mortgage Holdings, Inc.	1.52%
EnerSys	1.49%
Finish Line, Inc., (The), Class A	1.44%
FTI Consulting, Inc.	1.42%
Belden, Inc.	1.40%
WESCO International, Inc.	1.32%

Portfolio Review (as of 8/31/13)
P/E: Price/Earnings:	14.8	x
P/B: Price/Book:	1.6	x
Holdings:	162
Weighted Average Market Capitalization (millions):	$1,800
ROE: Return on Equity:	13.2%
OROA: Operating Return on Operating Assets:	37.7%

Portfolio holdings are subject to change at any time.

2	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Robeco Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2003 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Institutional Class	25.19%	20.54%	10.96%	9.52%	1.36%	1.30%
Russell 2000® Value Index	24.38%	18.36%	6.88%	8.55%	n/a	n/a
Russell 2000® Index(1)	26.27%	20.50%	7.98%	8.76%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

ANNUAL REPORT 2013	3

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2003 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Investor Class	24.90%	20.24%	10.68%	9.25%	1.61%	1.55%
Russell 2000® Value Index	24.38%	18.36%	6.88%	8.55%	n/a	n/a
Russell 2000® Index(1)	26.27%	20.50%	7.98%	8.76%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

4	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder:

For the fiscal year ended August 31, 2013, the Robeco Boston Partners Long/Short Equity Fund underperformed its benchmark, the S&P 500® Index. The Fund generated a net return of 8.61% during the past year versus the S&P 500® Index return of 18.70%. The portfolio’s return can be roughly attributed to the long holdings within the portfolio as the short portfolio behaved poorly during the past few quarters. The long portfolio performed well and posted returns greater than the benchmark S&P 500® Index, but less than the smaller capitalization oriented Russell 2000® Index for the period.

The first observation we’ll make is that there was a particularly large market capitalization and “style” spread as of the August close. As noted above, the “small cap” oriented Russell 2000® Index return of 26.27% during the period was greater than that of the S&P 500® Index return of 18.70%. Moreover, the “growth” style of investing performed considerably better than the “value” style. Longer-term clients of ours will recall that we have no predisposition toward any particular capitalization segment of the overall stock market or, for that matter, “style” definition of any particular stock. Instead, we select stocks through our investment process that we believe offer the best intermediate-to-long term risk adjusted returns in the market irrespective of these labels.

That said, depending on where we find these opportunities in the market at any one point in time may make us susceptible to short term differentials in the performance of these cohorts. For example, we have been noting for the better part of the last twelve months that the compelling values we were finding in the small cap segment of the market during the dark days of 2008 and early 2009 had largely vanished and we have been net sellers of smaller companies with generally higher amounts of operating leverage in favor of larger, more established companies with generally lesser amounts of operating leverage. The migration has been slow over the last year, but we entered the third quarter of this year with a short-term capitalization bias in favor of larger companies. The June 30, 2013 median capitalization of our long portfolio was $2.9 Billion, and the median capitalization of our short portfolio was $1.3 Billion. Once again, this is simply the result of where we are finding the best (or worst in the case of shorts) relative opportunities in the market.

However, careful readers of the performance table will note that since the inception of current Fund management growth has had a slight edge over value; yet our stock selection has more than overwhelmed any style bias as we seek to deploy capital at the “tails” of the opportunity set both long and short. We would fully expect that to be the case over the long haul yet short-term spreads in style returns, as evidenced in the third quarter, may have some influence on returns.

While the large return differentials of these two broad cohorts of stocks (capitalization and style) helps explain part of the Fund’s return, we believe they tell only a small piece of the story. Drilling down a little deeper into the factors that recently performed best provides some interesting insight into the current mindset of market participants.

In a nutshell, during the past several months the most expensive stocks with very poor business fundamentals (i.e. our short selling candidates) dramatically outperformed the broader stock universe.

So, after drilling down into the attributes that performed of late, we find an environment that runs contra to the characteristics that have driven our long-term success. Simply, very expensive stocks with poor business fundamentals where a multitude of investors have chosen to bet against the success of the stock have dramatically outperformed, all of which amount to very low odds for long run success. What would cause investors to suddenly behave so uncharacteristically? Of course, we cannot know for certain but can hazard a few educated guesses.

First, the Fed’s easy money policies of the past, such as the “quantitative Easing” (QE) program, have provided unprecedented liquidity in the market. The result is that investors are encouraged to take on risk as the Fed has effectively issued a put option against any slowdown in economic activity. The stocks that performed so extraordinarily during the quarter are unquestionably farthest out on the risk spectrum. Will the third quarter be the crescendo? Of course only time will tell, but clearly there is an accelerated and unhealthy risk appetite in this segment of the market. As any clients with an economics 101 background know, the principal risk to any money “printing” solution to an economic growth problem is inflation. While there is no evidence of inflation in either the Consumer Price Index or wages, we can tell you that there is plenty of evidence cropping up in pockets of the stock market in the form of excessive risk taking.

Top Ten Positions (as of 8/31/13)	% of Net Assets
CSG Systems International, Inc.	1.44%
Berkshire Hathaway, Inc., Class B	1.40%
American International Group, Inc.	1.38%
DIRECTV	1.30%
Occidental Petroleum Corp.	1.23%
Maiden Holdings Ltd.	1.22%
Royal Dutch Shell PLC-ADR	1.16%
Leucadia National Corp.	1.15%
Time Warner Cable, Inc.	1.13%
Babcock & Wilcox Co,. (The)	1.10%

Portfolio Review (as of 8/31/13)	Long		Short
P/E: Price/Earnings:	14.1	x	24.1	x
P/B: Price/Book:	1.6	x	4.1	x
Holdings:	189		207
Weighted Average Market Capitalization (millions):	$31,595		$4,450
ROE: Return on Equity:	14.1%		-1.1%
OROA: Operating Return on Operating Assets:	40.6%		15.6%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2013	5

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

Second, the alternatives appear relatively unattractive in the very short run. We have discussed a concern over the fundamental back drop for stocks in recent letters. Specifically, forward earnings expectations, upon which most stocks are priced, have been generally falling. For example, current expectations for 2013 earnings per share for the S&P 500 companies are $109.30. One year ago, that same number was $113.43. In the face of this decline in expected earnings, stocks broadly are up 20%. The pace of lowered earnings expectations does not appear to be abating with the third quarter having seen the highest number of negative pre-announcements since 2008. Consequently, this slow growth environment that the economy has seen renders the average company struggling to find growth and generally reigning in expectations for the future. Within such a backdrop, the relative excitement over the “concept” or “story” stocks appears disproportionately large and potentially encourages above average risk taking in order to find attractive returns. Most of these companies do not have earnings to report, so there’s nothing to miss. For the time being, their sales may be growing very rapidly and that is the only hurdle for investor’s short term appetites. We saw a very similar phenomenon in 2007. During the second quarter of ’07, many companies began to miss earnings expectations as, we now know, the profit cycle was peaking. For the short term, many sexy “story” stocks that continued to grow rapidly kept surging in price as there became fewer and fewer of them until, at last, they fell as well and, ultimately, fell the hardest. We relay this analogy not as a prediction, but only as an indication that there exist points in time in the market when investors become very short-term focused, particularly over certain segments of the market, and this appears to be one of those times. As we look at the intermediate to long-term prospects of these companies, in many instances we have trouble justifying even one quarter to half of the current values being ascribed.

We will undoubtedly one day better understand the motivations of today’s investors in these stocks for, as the saying goes, all vision is 20/20 in hindsight; but for now we do our best to balance the compelling longer-term short selling opportunity that these names present with the short term price risk. We have spent the better part of the last few months managing exposures in these names and adding additional lower quality names that have surged to the short portfolio where appropriate. In almost all cases we have maintained at least some exposure to these situations given our longer-term focus and our knowledge that many of these situations “take the escalator up and the elevator down.”

Our bottom-up value discipline has yielded a long portfolio that is attractive relative to the short portfolio from both a valuation and profitability standpoint. The long portfolio trades at 14.1x price-to-earnings and 1.6x price-to-book, and the short portfolio trades at 24.1x price-to-earnings and 4.1x price-to-book. We believe that consistently positioning the portfolio with these general characteristics increases the probability of success over the long-term and continues to be the focus of our efforts.

Robert Jones, CFA

Portfolio Manager, Robeco Boston Partners Long/Short Equity Fund

Investment in shares of the Robeco Boston Partners Long/Short Equity Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity conditions.

6	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in

Robeco Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2003 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Institutional Class	8.61%	15.31%	17.12%	12.43%	4.29%	4.29%
S&P 500® Index	18.70%	18.40%	7.32%	7.12%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

ANNUAL REPORT 2013	7

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Robeco Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2003 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Investor Class	8.30%	15.02%	16.70%	12.09%	4.54%	4.54%
S&P 500® Index	18.70%	18.40%	7.32%	7.12%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

8	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)

Dear Shareholder:

The Robeco Boston Partners Long/Short Research Fund underperformed its benchmark, the S&P 500® Index, for the fiscal year ended August 31, 2013. Despite the recent pullback in the S&P 500® Index during the month of August, equities have had a strong performance over the past year. The Fund’s 48% average short weight accounts for the lion’s share of underperformance.

In light of market performance, our stock picking was good, particularly on the long side. The most influential factors driving the Fund’s performance were the pro-cyclical holdings on the long side combined with continued economic recovery and a weaker dollar. For the Fund, shorts in highly valued technology and business service companies were problematic—companies with substantial revenue growth are becoming more scarce and their prices were and are being bid up to valuations that allow little room for falling short of investors’ expectations.

Turnover in the Fund’s holdings was more active on the short side than long – we added 158 new shorts and 110 new long positions while closing 152 shorts and 116 longs, respectively. There were notable concentrations of new shorts in energy and consumer service companies. Capital goods companies were most prominent among long positions we sold last year.

We have rebuilt our shorts as the number of companies likely to disappoint elevated expectations increased. There was little net change in our number of long positions. With the strong run in equity prices during the year, our average short position has more forecast downside potential than our longs have forecast upside potential.

As we have done since the strategy’s inception in 2002, the industry specialists managing the Fund purchase shares of only those companies in their sphere of expertise they deem most likely to appreciate on the long side, while selling short securities likely to fail due to deception or disadvantaged economic circumstance. Our analysis process is rooted in the three circles framework of low valuation, positive business momentum and superior economic fundamentals that the portfolio managers of Robeco Investment Management and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA

Co-Portfolio Managers, for the Robeco Boston Partners Long/Short Research Fund

The Robeco Boston Partners Long/Short Research Fund will engage in short sales which theoretically involves unlimited loss potential since the market price of securities may continuously increase. This may have the effect of increased leverage with risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the

NAV of the Fund generally to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps), Real Estate Investments Trusts (affected by economic factors related to the real estate industry), illiquid and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Top Ten Positions (as of 8/31/13)	% of Net Assets
Exxon Mobil Corp.	1.16%
Occidental Petroleum Corp.	0.97%
Graphic Packaging Holding Co.	0.83%
Flextronics International Ltd.	0.81%
Baidu, Inc. — Sponsored ADR	0.80%
Citigroup, Inc.	0.79%
JPMorgan Chase & Co.	0.77%
Energen Corp.	0.76%
Brocade Communications Systems, Inc.	0.76%
Western Digital Corp.	0.73%

Portfolio Review (as of 8/31/13)	Long		Short
P/E: Price/Earnings:	15.2	x	22.0	x
P/B: Price/Book:	2.0	x	2.7	x
Holdings:	242		210
Weighted Average Market Capitalization (millions):	$37,702		$8,987
ROE: Return on Equity:	19.0%		10.4%
OROA: Operating Return on Operating Assets:	64.7%		34.5%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2013	9

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Robeco Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on September 30, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
Long/Short Research Fund — Institutional Class	12.81%	10.97%	2.84%	2.81%
S&P 500® Index	18.70%	15.54%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	For the period September 30, 2010 (commencement of operations) through August 31, 2013.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

10	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Robeco Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on November 29, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
Long/Short Research Fund — Investor Class	12.52%	9.82%	3.04%	3.00%
S&P 500® Index	18.70%	14.65%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	For the period November 29, 2010 (commencement of operations) through August 31, 2013.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

ANNUAL REPORT 2013	11

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder,

The Robeco Boston Partners All Cap Value Fund outperformed its benchmark, the Russell 3000® Value Index, for the fiscal year ended August 31, 2013. Portfolio allocation decisions drove the Fund’s outperformance for the period. The Fund’s underweight exposure to REITs and Utilities, in favor of more attractive risk-return stock-specific opportunities elsewhere in the market, significantly helped relative performance as these index sectors widely underperformed the broader market. The Fund’s stock selection outmatched the index across the majority of major economic sectors. In the aggregate, however, it did not add value over the index due to lagging returns in Consumer Services, Finance and Technology. The Fund’s holdings in these areas underperformed the index sectors despite 26%, 31% and 20% returns, respectively.

During the period, we have continued to find stock-specific opportunities meeting our criteria throughout the market. Given the Fund’s all-cap flexibility, the team has been able to take advantage of a wide berth of opportunities to purchase names with attractive valuation, fundamental and business momentum characteristics. Our bottom-up work has generally been leading us to larger cap companies whose durable earnings fundamentals have been getting short shrift by investors. However, we have also been opportunistically investing in small and mid cap names on a case by case basis.

Looking ahead, we will continue to vet investment opportunities across the entire market within our three-circle discipline of attractive valuation, sound fundamentals and a catalyst for improvement. The portfolio’s valuation edge and quality advantage over the benchmark has positioned it favorably for the longer term. We look forward to keeping you informed of the work we are doing for our investors along the way.

Sincerely,

Duilio Romallo, CFA—Portfolio Manager, Robeco Boston Partners All-Cap Value Fund

The Robeco Boston Partners All-Cap Value Fund may invest in small cap companies. These companies tend to be new, in early development, or in transition. Usually, small caps are rapidly evolving, generating a new product or service, or taking advantage of a new market. However, returns may be inconsistent and may fluctuate widely over the short term, and small stock valuations tend to be more sensitive to market psychology. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid securities and options (a type of derivative), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions. As a result, an investment in the Fund should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/13)	% of Net Assets
JPMorgan Chase & Co.	3.22%
Amgen, Inc.	2.91%
Occidental Petroleum Corp.	2.21%
Capital One Financial Corp.	2.04%
Johnson & Johnson	1.95%
Citigroup, Inc.	1.92%
Exxon Mobil Corp.	1.82%
Cisco Systems, Inc.	1.79%
Pfizer, Inc.	1.74%
Sanofi — ADR	1.55%

Portfolio Review (as of 8/31/13)
P/E: Price/Earnings:	14.4	x
P/B: Price/Book:	1.7	x
Holdings:	123
Weighted Average Market Capitalization (millions):	$62,724
ROE: Return on Equity:	15.1%
OROA: Operating Return on Operating Assets:	56.9%

Portfolio holdings are subject to change at any time.

12	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Robeco Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2003 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Institutional Class	26.11%	18.75%	10.24%	10.75%	1.03%	0.70%
Russell 3000® Value Index	23.20%	18.21%	6.70%	7.68%	n/a	n/a
Russell 3000® Index(1)	20.32%	18.87%	7.63%	7.60%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

ANNUAL REPORT 2013	13

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2003 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Investor Class	25.93%	18.52%	9.99%	10.49%	1.28%	0.95%
Russell 3000® Value Index	23.20%	18.21%	6.70%	7.68%	n/a	n/a
Russell 3000® Index(1)	20.32%	18.87%	7.63%	7.60%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

14	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

ROBECO WPG SMALL/MICRO CAP VALUE FUND (unaudited)

Dear Shareholder,

The Robeco WPG Small/Micro Cap Value Fund outperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended August 31, 2013. As we close the year, macroeconomic events continue to dominate the headlines and market movements. Despite the potential for US intervention in Syria, extreme foreign currency movements and mixed signals over the Fed’s bond purchasing program, the market continues to march toward new levels. Small cap stocks performed particularly well as we saw many of our companies reach all-time highs.

As of the August close, the vast majority of outperformance can be attributed to stock selection. The biggest contributors from stock selection were the Finance, Transportation and Health Care sectors. Mortgage servicing and product tankers performed strongly for the portfolio, benefitting from interest rate movements and global refined fuel demand, respectively. REITs, Energy, Consumer and Utilities were positive contributors as well. Negatively impacting results was stock selection in the Communications, Basic Industries and Technology sectors. Weak global demand for some of our portfolio companies negatively affected near-term performance, however, we are confident in the long-run demand trends.

In response to the current environment, we have slightly increased our weightings in the Finance and Technology sectors and decreased our weightings in Consumer Services as the outlook for domestic spending continues to weaken.

We begin the new fiscal year with continued uncertainty in the macro backdrop and a government stalemate over the fiscal budget. As the markets continue to reach new highs, we remain focused on investing in companies with meaningful company-specific earnings drivers and identifiable catalysts over the long term.

Sincerely,

Richard Shuster, CFA

Portfolio Manager, Robeco WPG Small/Micro Cap Value Fund

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The Robeco WPG Small/Micro Cap Value Fund’s value and return. Investments in Real Estate Investment Trusts may be affected by economic forces and other factors related to the real estate industry. There is risk that the special situation might not occur which could have a negative impact on the securities. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant. The Fund may invest in securities that are traded only in the over-the-counter market as well as small cap and micro cap securities. These securities may be subject to wide fluctuations in market value.

Top Ten Positions (as of 8/31/13)	% of Net Assets
CNO Financial Group, Inc.	2.96%
Kennedy-Wilson Holdings, Inc.	2.56%
Accuray, Inc.	2.27%
Scorpio Tankers, Inc.	2.00%
Meadowbrook Insurance Group, Inc.	1.99%
Libbey, Inc.	1.99%
BancorpSouth, Inc.	1.97%
Chiquita Brands International, Inc.	1.95%
Maiden Holdings Ltd.	1.92%
Approach Resources, Inc.	1.72%

Portfolio Review (as of 8/31/13)
P/E: Price/Earnings:	13.3	x
P/B: Price/Book:	1.3	x
Holdings:	112
Weighted Average Market Capitalization (millions):	$1,224
ROE: Return on Equity:	6.7%
OROA: Operating Return on Operating Assets:	17.7%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2013	15

ROBECO INVESTMENT FUNDS

ROBECO WPG SMALL/MICRO CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in

Robeco WPG Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2003 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
WPG Small/Micro Cap Value Fund — Institutional Class	33.71%	18.01%	9.61%	8.31%	1.70%	1.70%
Russell 2000® Value Index	24.38%	18.36%	6.88%	8.55%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. This rate can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

16	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited)

Dear Shareholder:

The Robeco Boston Partners Global Equity Fund out-performed its benchmark, the MSCI World Index, for the fiscal year ended August 31, 2013.

Global developed markets delivered strong performance for the fiscal year ended August 31, 2013. Markets rose strongly from September 2012 through the fiscal year-end following stimulus measures from the US, Europe, and China. Over the year, investors had became increasingly resigned to the political acrimony in Washington and were relatively well behaved during the “fiscal cliff” debate. Markets maintained an upward trajectory through February 2013 on news of rising US consumer confidence, and continuing positive economic data from China. From there, regional market performance began to diverge. Concerns about Europe resurfaced following the euro-area bailout of Cyprus. While Cyprus is quite small, the crisis revealed the lack of progress that had been made towards dealing with the Euro area’s troubles. Meanwhile, the Japanese stock market began its steep ascent with the inflationary measures introduced by “Abenomics”. Unfortunately for emerging markets, the news from Cyprus and “Abenomics” added to their current problem of declining GDP growth. Cyprus reintroduced a temporary “risk-off” mentality that has always been acutely felt in emerging markets, and the devalued Japanese yen threatened to dampen profits of Asian exporters. Emerging markets continued their tumble after Ben Bernanke told the US Congress that the pace of asset purchases would slow as the unemployment outlook improved.

The foreseeable end of the Fed’s quantitative easing had a less severe impact the closer one got to the US. Japanese markets had a strong initial downward move before steadying. Europe was also impacted, as any concerns of lower global demand threatened their nascent economic recovery. Meanwhile, US markets were the least impacted by the news. Throughout the first half of 2013, the US growth became the focal point of optimistic investors. Signs of pent-up demand were building among the resilient US consumer base, and the prospect of cheap US energy was being realized through shale-gas fracking.

The Fund remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. Individual security selection drove relative performance with the Industrials sector and Materials sector being the largest positive contributors. The largest active weights by sector were the portfolio’s overweight in the Consumer Discretionary sector and underweight in the Consumer Staples sector. This positioning is the direct result of the aggregate valuation of the constituent stocks within these sectors. The perceived safety of defensive sectors, like Consumer Staples, led to a run-up in prices and unattractive valuations. Conversely, the Consumer Discretionary sector became increasingly attractive, and was the top performing sector over the past 12 months. Consumer Staple stocks underperformed the broader market as investors became more optimistic about the global economy. Our positioning in the Financials sector was the only sector to detract from relative performance. The portfolio maintains a conservative posture towards financial stocks due to capital concerns. Behind Consumer Discretionary, Financials were the best performing sector. Many international bank stocks, rebounded strong during the year on signs of an economic recovery. Lastly, from a regional perspective, the portfolio was overweight the United Kingdom and Europe at the expense of the North America and Japan.

Looking into the next year, the reaction of markets to the political acrimony in Washington is our biggest concern. In the past, a sharp market downturn has been a prerequisite to break the political stalemate. As budget and debt ceiling battles become more frequent, volatility will increase. On the positive side, markets have priced in future Fed tapering with the vast majority of the blow being felt in emerging markets. Additionally, the world’s second largest economy, China, has managed a soft-landing. Needless to say, markets are better off with positive economic news from both the US and China. The current environment affords opportunity and the Fund remains well positioned with holdings that reflect solid 3 circle characteristics—attractive valuations, solid fundamentals, and identifiable catalysts—that perform well through all environments.

Sincerely,

Christopher K. Hart, CFA

Portfolio Manager, Robeco Boston Partners

Global Equity Fund

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. The Fund may invest in small and mid cap companies which tend to be more volatile and may fluctuate in the opposite direction of the broader stock market average, and in illiquid securities which involves risk of limitations on resale and uncertainty determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/13)	% of Net Assets
Macy’s, Inc.	2.39%
CVS Caremark Corp.	2.32%
Henkel AG & Co. KGaA	2.14%
Graphic Packaging Holding Co.	2.05%
McKesson Corp.	1.93%
Atos	1.80%
Liberty Global, Inc., Class C	1.78%
Roche Holding AG, Participation Certificate	1.69%
Citigroup, Inc.	1.66%
WPP PLC	1.65%

Portfolio Review (as of 8/31/13)
P/E: Price/Earnings:	12.8	x
P/B: Price/Book:	1.7	x
Holdings:	105
Weighted Average Market Capitalization (millions):	$52,330
ROE: Return on Equity:	19.0%
OROA: Operating Return on Operating Assets:	40.9%

ANNUAL REPORT 2013	17

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Robeco Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For Period Ended August 31, 2013

	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
Global Equity Fund — Institutional Class	20.14%	18.15%	3.56%	1.30%
MSCI World Index	18.31%	17.69%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	For the period December 30, 2011 (commencement of operations) through August 31, 2013.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

18	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND (unaudited)

Dear Shareholder:

The Robeco Boston Partners International Equity Fund out-performed its benchmark, the MSCI EAFE Index, for the fiscal year ended August 31, 2013.

International developed markets delivered strong performance during the fiscal year. Markets rose strongly from September 2012 through year-end following stimulus measures from the US, Europe, and China. Over the year, investors became increasingly resigned to the political acrimony in Washington and were relatively well behaved during the “fiscal cliff” debate. Markets maintained an upward trajectory through February 2013 on news of rising US consumer confidence, and continuing positive economic data from China. From there, regional market performance diverged. Concerns about Europe resurfaced following the euro-area bailout of Cyprus. While Cyprus is quite small, the crisis revealed the lack of progress that had been made towards dealing with the Euro area’s troubles. Meanwhile, the Japanese stock market began its steep ascent with the inflationary measures introduced by “Abenomics”. Unfortunately for emerging markets, the news from Cyprus and “Abenomics” added to their current problem of declining GDP growth. Cyprus reintroduced a temporary “risk-off” mentality that has always been acutely felt in emerging markets, and the devalued Japanese yen promised to dampen profits of Asian exporters. Emerging markets continued their tumble after Ben Bernanke told the US Congress that the pace of asset purchases would slow as the unemployment outlook improved. Developed markets recovered from the foreseeable end of the Fed’s quantitative easing.

The Fund remains focused on identifying dislocations between underlying fundamentals and valuations on a company basis. Individual security selection drove relative performance. Stocks in the Consumer Discretionary and Industrials sectors were the largest positive contributors to relative performance. Defensive sectors, which the portfolio tends to be underweight because of valuations, underperformed as investors became more confident in global growth. Financials was the only sector to detract from relative performance. The portfolio maintains a conservative posture towards financial stocks due to capital concerns. Financials were the second best performing sector. Many international bank stocks, rebounded during the year on signs of a sustainable economic recovery.

Looking into the next year, the reaction of markets to the political acrimony in Washington is our biggest concern. In the past, a sharp market downturn has been a prerequisite to break the political stalemate. As budget and debt ceiling battles become more frequent, volatility will increase. On the positive side, markets have priced in future Fed tapering with the vast majority of the blow being felt in emerging markets. Additionally, the world’s second largest economy, China, has so far managed a soft-landing. Needless to say, markets are better off with positive economic news from both the US and China. The current environment affords opportunity and the Fund remains well positioned with holdings that reflect solid 3 circle characteristics—attractive valuations, solid fundamentals, and identifiable catalysts—that perform well through all environments.

Sincerely,

Christopher K. Hart, CFA

Portfolio Manager, Robeco Boston Partners International Equity Fund

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. The Fund may invest in small and mid cap companies which tend to be more volatile and may fluctuate in the opposite direction of the broader stock market average, and in illiquid securities which involves risk of limitations on resale and uncertainty determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/13)	% of Net Assets
Henkel AG & Co. KGaA	3.07%
Meggitt PLC	2.74%
Atos	2.73%
Roche Holding AG, Participation Certificate	2.44%
Total SA	2.43%
WPP PLC	2.36%
Royal Dutch Shell PLC, Class A	2.18%
HSBC Holdings PLC	2.09%
Smurfit Kappa Group PLC	2.05%
Fresenius SE & Co. KGaA	2.05%

Portfolio Review as of (8/31/2013)
P/E: Price/Earnings:	12.0	x
P/B: Price/Book:	1.4	x
Holdings:	80
Weighted Average Market Capitalization (millions):	$42,686
ROE: Return on Equity:	20.3%
OROA: Operating Return on Operating Assets:	35.3%

ANNUAL REPORT 2013	19

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in

Robeco Boston Partners International Equity Fund vs. MSCI EAFE Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI EAFE Index is unmanaged, does not incur expenses and is not available for investment.

For Period Ended August 31, 2013
	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
International Equity Fund — Institutional Class	21.52%	17.60%	3.77%	1.30%
MSCI EAFE Index	19.17%	16.86%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2013, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	For the period December 30, 2011 (commencement of operations) through August 31, 2013.

The MSCI EAFE Index is an unmanaged index that measures the equity market performance of developed markets excluding the US and Canada.

20	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2013 through August 31, 2013, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Annualized Expense Ratio		Expenses Paid During Period*
Robeco Boston Partners Small Cap Value Fund II
Institutional
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,101.70	1.29%		$6.83
Hypothetical . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000.00	1,018.70	1.29%		6.56
Investor
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,100.80	1.54%		$8.15
Hypothetical . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000.00	1,017.44	1.54%		7.83
Robeco Boston Partners Long/Short Equity Fund
Institutional
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,005.30	4.04	%(1)	$20.42
Hypothetical . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000.00	1,004.84	4.04	%(1)	20.42
Investor
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,004.00	4.29	%(1)	$21.67
Hypothetical . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000.00	1,003.58	4.29	%(1)	21.67
Robeco Boston Partners Long/Short Research Fund
Institutional
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,053.90	2.70	%(1)	$13.98
Hypothetical . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000.00	1,011.59	2.70	%(1)	13.69
Investor
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,052.60	2.98	%(1)	$15.42
Hypothetical . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000.00	1,010.18	2.98	%(1)	15.10

ANNUAL REPORT 2013	21

ROBECO INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited) (concluded)

	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Robeco Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,128.80	0.70%	$3.76
Hypothetical	1,000.00	1,021.68	0.70%	3.57
Investor
Actual	$1,000.00	$1,128.00	0.95%	$5.10
Hypothetical	1,000.00	1,020.42	0.95%	4.84
Robeco Boston Partners WPG Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$1,119.20	1.44%	$7.69
Hypothetical	1,000.00	1,017.95	1.44%	7.32
Robeco Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$1,071.00	1.30%	$6.79
Hypothetical	1,000.00	1,018.65	1.30%	6.61
Robeco Boston Partners International Equity Fund
Institutional
Actual	$1,000.00	$1,061.80	1.30%	$6.76
Hypothetical	1,000.00	1,018.65	1.30%	6.61

*	Expenses are equal to the Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return of 10.17% and 10.08% for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners Small Cap Value Fund II; 0.53% and 0.40% for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners Long/Short Equity Fund; 5.39% and 5.26% for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners Long/Short Research Fund; 12.88% and 12.80% for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners All-Cap Value Fund; 11.92% for the Institutional Class of the WPG Small/Micro Cap Value Fund, 7.10% for the Institutional Class of the Robeco Boston Partners Global Equity Fund and 6.18% for the Institutional Class of the Robeco Boston Partners International Equity Fund.

(1)

These amounts include dividends paid on securities which the Funds have sold short (“short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 1.61% of average net assets for the six-month period ended August 31, 2013 for both the Institutional Class and Investor Class of the Robeco Boston Partners Long/Short Equity Fund and 1.22% and 1.25% of average net assets for the six-month period ended August 31, 2013 for the Institutional Class and Investor Class of the Robeco Boston Partners Long/Short Research Fund, respectively.

22	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

PORTFOLIO HOLDINGS SUMMARY TABLES (unaudited)

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	21.2%	$34,676,679
Consumer Services	18.9	31,042,766
Capital Goods	14.3	23,376,617
Technology	9.8	15,984,820
Health Care	9.7	15,961,577
Real Estate Investment Trusts	7.5	12,238,390
Consumer Non-Durables	6.4	10,521,941
Consumer Durables	2.9	4,702,995
Energy	2.4	3,900,441
Basic Industries	2.3	3,763,179
Transportation	1.6	2,564,079
Utilities	1.4	2,366,644
SECURITIES LENDING COLLATERAL	2.8	4,609,997
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.2)	(2,030,757)

NET ASSETS	100.0%	$163,679,368

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Technology	16.7%	$140,786,318
Finance	14.9	125,619,857
Consumer Services	13.5	113,408,962
Energy	11.9	100,265,129
Health Care	11.5	97,150,558
Capital Goods	9.9	83,466,656
Communications	4.9	40,814,555
Consumer Non-Durables	4.7	39,548,926
Basic Industries	4.6	38,317,465
Consumer Durables	1.6	13,220,491
Transportation	1.4	11,860,721
Real Estate Investment Trusts	0.3	2,161,669
PREFERRED STOCK	0.0	142,505
OPTIONS PURCHASED	0.0	301,374
SECURITIES LENDING COLLATERAL	1.0	8,176,524
SECURITIES SOLD SHORT	(70.1)	(589,335,711)
WRITTEN OPTIONS	(0.1)	(1,309,375)
OTHER ASSETS IN EXCESS OF LIABILITIES	73.3	616,514,916

NET ASSETS	100.0%	$841,111,540

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	14.3	$267,959,843
Technology	12.9	241,522,141
Capital Goods	12.7	237,618,627
Consumer Services	11.2	210,309,364
Energy	10.1	188,877,892
Health Care	9.1	170,766,452
Basic Industries	6.4	120,153,811
Communications	5.8	109,381,420
Consumer Non-Durables	3.9	73,306,525
Consumer Durables	3.3	62,420,981
Real Estate Investment Trusts	1.8	34,499,500
Utilities	0.8	15,463,784
Transportation	0.5	9,358,745
SECURITIES SOLD SHORT	(47.2)	(885,075,543)
WRITTEN OPTIONS	(0.1)	(2,225,620)
OTHER ASSETS IN EXCESS OF LIABILITIES	54.5	1,021,578,297

NET ASSETS	100.0%	$1,875,916,219

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	26.3%	$136,649,761
Health Care	18.0	93,328,991
Technology	12.9	67,302,120
Consumer Services	12.9	66,899,142
Energy	8.1	42,326,729
Capital Goods	7.0	36,131,526
Consumer Non-Durables	4.5	23,490,667
Consumer Durables	2.6	13,749,409
Communications	2.0	10,465,323
Real Estate Investment Trusts	0.4	2,012,174
PREFERRED STOCK	0.0	38,865
SECURITIES LENDING COLLATERAL	0.4	2,239,470
WRITTEN OPTIONS	0.0	(201,213)
OTHER ASSETS IN EXCESS OF LIABILITIES	4.9	25,359,696

NET ASSETS	100.0%	$519,792,660

Portfolio holdings are subject to change at any time.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	23

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

PORTFOLIO HOLDINGS SUMMARY TABLES (unaudited) (concluded)

ROBECO WPG SMALL/MICRO CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	27.4%	$11,168,003
Consumer Services	10.4	4,251,670
Real Estate Investment Trusts	10.0	4,063,672
Technology	8.8	3,588,493
Capital Goods	8.4	3,417,976
Health Care	6.0	2,454,796
Utilities	5.6	2,296,457
Transportation	5.1	2,080,909
Energy	4.7	1,903,856
Consumer Non-Durables	3.5	1,448,534
Consumer Durables	2.0	808,852
Basic Industries	2.0	804,240
SECURITIES LENDING COLLATERAL	8.3	3,362,286
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.2)	(895,494)

NET ASSETS	100.0%	$40,754,250

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	20.1%	$2,310,075
Consumer Discretionary	18.5	2,127,472
Information Technology	12.8	1,476,852
Industrials	12.2	1,396,918
Health Care	12.1	1,389,879
Materials	7.4	852,793
Energy	7.4	851,499
Consumer Staples	5.7	660,349
Telecommunication Services	1.6	182,449
OTHER ASSETS IN EXCESS OF LIABILITIES	2.2	248,000

NET ASSETS	100.0%	$11,496,286

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Financials	18.6%	$2,065,938
Consumer Discretionary	16.1	1,791,217
Industrials	14.2	1,578,856
Health Care	10.9	1,205,601
Information Technology	9.7	1,072,795
Materials	8.0	884,602
Energy	6.8	761,725
Consumer Staples	6.1	676,974
Telecommunication Services	4.2	467,104
OTHER ASSETS IN EXCESS OF LIABILITIES	5.4	599,321

NET ASSETS	100.0%	$11,104,133

Portfolio holdings are subject to change at any time.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—98.4%
Basic Industries—2.3%
Graphic Packaging Holding Co. *	161,970	$1,345,971
PolyOne Corp.	14,379	388,521
Schweitzer-Mauduit International, Inc.	28,915	1,655,962
Sensient Technologies Corp.	8,990	372,725

		3,763,179

Capital Goods—14.3%
Actuant Corp., Class A	49,345	1,762,603
Aegion Corp. *	53,500	1,144,900
Ampco-Pittsburgh Corp.	16,160	263,085
Brady Corp., Class A	25,493	841,269
Cabot Corp.	25,065	1,002,349
Curtiss-Wright Corp.	17,520	731,635
Drew Industries, Inc.	22,105	927,526
Edwards Group Ltd., Sponsored ADR *	109,866	1,075,588
Globe Specialty Metals, Inc.	77,155	991,442
Granite Construction, Inc.	21,090	597,269
Griffon Corp.	67,140	740,554
Hillenbrand, Inc.	30,600	757,656
Huntington Ingalls Industries, Inc.	15,970	1,011,220
LSB Industries, Inc. *	8,295	249,016
MRC Global, Inc. *	57,220	1,502,025
Mueller Industries, Inc.	16,025	857,979
Orion Marine Group, Inc. *	116,910	1,148,056
Rofin-Sinar Technologies, Inc. *	6,560	147,534
Stock Building Supply Holdings, Inc. *	58,660	835,318
Terex Corp. *	40,290	1,168,410
WESCO International, Inc. *	29,295	2,161,092
World Fuel Services Corp.	90,697	3,460,091

		23,376,617

Consumer Durables—2.9%
Tempur-Pedic International, Inc. *	35,570	1,369,801
Thor Industries, Inc.	41,745	2,138,596
Tower International, Inc. *	58,330	1,194,598

		4,702,995

Consumer Non-Durables—6.4%
Alliance One International, Inc. *	86,275	244,158
Dole Food Co., Inc. *	126,268	1,732,397
Fresh Del Monte Produce, Inc.	24,805	715,872
Matthews International Corp., Class A	10,600	391,140
Nu Skin Enterprises, Inc., Class A	39,845	3,335,425
Skechers U.S.A., Inc., Class A *	29,895	918,673
Steven Madden Ltd. *	24,543	1,325,322
Take-Two Interactive Software, Inc. *	49,320	905,515
Universal Corp. (a)	19,450	953,439

		10,521,941

Consumer Services—18.9%
Abercrombie & Fitch Co., Class A	21,550	760,930
ABM Industries, Inc.	21,480	518,742

	Number of Shares	Value
Consumer Services—(continued)
Aeropostale, Inc. *	34,180	$277,883
Asbury Automotive Group, Inc. *	52,935	2,600,697
Ascena Retail Group, Inc. *	58,265	950,885
Brink’s Co., (The)	39,820	1,028,551
Cato Corp., (The), Class A	8,045	202,412
CBIZ, Inc. *	53,410	365,859
Ennis, Inc.	21,300	379,353
Finish Line, Inc., (The), Class A	112,465	2,357,266
FTI Consulting, Inc. *	69,700	2,330,768
G&K Services, Inc., Class A	17,977	924,737
Group 1 Automotive, Inc.	17,870	1,371,165
Heidrick & Struggles International, Inc.	38,725	582,811
ICF International, Inc. *	14,745	484,963
International Speedway Corp., Class A	39,923	1,237,214
KAR Auction Services, Inc.	77,045	2,052,479
Knoll, Inc.	46,808	712,886
Korn/Ferry International *	18,365	325,244
Live Nation Entertainment, Inc. *	71,650	1,208,019
MAXIMUS, Inc.	46,510	1,744,590
Men’s Wearhouse, Inc., (The)	53,050	1,997,333
Navigant Consulting, Inc. *	120,795	1,648,852
Odyssey Marine Exploration, Inc. * (a)	114,215	330,081
Rent-A-Center, Inc.	30,960	1,161,310
Rite Aid Corp. *	398,625	1,379,243
RPX Corp. *	53,000	831,570
Steiner Leisure Ltd. *	7,875	438,795
Viad Corp.	14,595	329,409
XO Group, Inc. *	42,535	508,719

		31,042,766

Energy—2.4%
Athlon Energy, Inc. *	5,595	155,541
Bristow Group, Inc.	16,345	1,073,866
Contango Oil & Gas Co.	10,785	386,750
Forum Energy Technologies, Inc. *	23,750	621,538
Helix Energy Solutions Group, Inc. *	32,885	823,112
Rosetta Resources, Inc. *	18,045	839,634

		3,900,441

Finance—21.2%
American Capital Mortgage Investment Corp.	29,230	585,769
Ameris Bancorp *	23,523	450,701
AMERISAFE, Inc.	18,410	599,982
Apollo Investment Corp.	36,920	291,299
BBCN Bancorp, Inc.	133,110	1,778,350
Centerstate Banks, Inc.	54,510	498,766
Columbia Banking System, Inc.	28,175	653,660
Cowen Group, Inc., Class A *	27,350	88,614
Federal Agricultural Mortgage Corp., Class C	5,675	190,964
Fifth Street Finance Corp.	92,125	954,415
First American Financial Corp.	67,945	1,420,050
First Citizens Bancshares, Inc., Class A	3,335	674,470

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	25

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
First NBC Bank Holding Co. *	33,245	$781,590
FirstMerit Corp.	63,171	1,336,698
Flushing Financial Corp.	26,730	478,467
Gladstone Capital Corp.	15,620	127,772
Global Indemnity PLC *	14,203	348,400
Heritage Financial Corp.	34,385	519,901
Infinity Property & Casualty Corp.	11,140	674,081
JMP Group, Inc.	67,020	430,939
Maiden Holdings Ltd.	160,050	2,093,454
Nationstar Mortgage Holdings, Inc. * (a)	50,035	2,486,740
Navigators Group, Inc., (The) *	8,875	485,729
Nelnet, Inc., Class A	39,191	1,484,555
Ocwen Financial Corp. *	36,970	1,864,767
Park Sterling Corp.	43,620	260,411
PHH Corp. *	97,130	2,027,103
Platinum Underwriters Holdings Ltd.	24,100	1,392,498
Safety Insurance Group, Inc.	10,065	504,659
Stancorp Financial Group, Inc.	13,925	728,556
Stewart Information Services Corp.	65,470	2,002,727
SVB Financial Group *	9,670	800,676
Symetra Financial Corp.	77,325	1,335,403
Walker & Dunlop, Inc. *	73,330	1,065,485
Walter Investment Management Corp. *	72,565	2,662,410
Washington Federal, Inc.	28,560	596,618

		34,676,679

Health Care—9.7%
Amsurg Corp. *	21,065	785,514
Centene Corp. *	14,155	808,958
Chemed Corp. (a)	16,515	1,150,105
Hanger Orthopedic Group, Inc. *	44,460	1,365,367
ICON PLC *	38,935	1,422,685
Integra LifeSciences Holdings Corp. *	29,525	1,199,896
Kindred Healthcare, Inc.	81,552	1,198,814
LHC Group, Inc. *	17,205	389,349
LifePoint Hospitals, Inc. *	15,025	679,581
Omnicell, Inc. *	25,545	555,348
Owens & Minor, Inc.	26,522	904,665
PAREXEL International Corp. *	22,245	1,032,835
Select Medical Holdings Corp.	89,075	754,465
Symmetry Medical, Inc. *	119,020	934,307
U.S. Physical Therapy, Inc.	74,864	2,061,006
VCA Antech, Inc. *	26,335	718,682

		15,961,577

Real Estate Investment Trusts—7.5%
Altisource Residential Corp., Class B *	25,800	488,910
American Residential Properties, Inc. *	57,270	977,026
Anworth Mortgage Asset Corp.	122,677	543,459
Ares Commercial Real Estate Corp.	93,270	1,191,058

	Number of Shares	Value
Real Estate Investment Trusts—(continued)
Chatham Lodging Trust	51,540	$932,874
Colony Financial, Inc.	22,255	439,981
CYS Investments, Inc.	160,840	1,235,251
Gladstone Commercial Corp. (a)	18,000	319,320
Hatteras Financial Corp.	41,750	764,025
Javelin Mortgage Investment Corp. (a)	61,890	771,768
MFA Financial, Inc.	223,455	1,608,876
Monmouth Real Estate Investment Corp., Class A	70,380	632,012
Silver Bay Realty Trust Corp.	41,642	656,694
Two Harbors Investment Corp.	176,355	1,677,136

		12,238,390

Technology—9.8%
Bel Fuse, Inc., Class B	29,421	529,578
Belden, Inc.	40,245	2,282,696
Brooks Automation, Inc.	44,980	395,824
Coherent, Inc.	7,265	407,784
Electronics for Imaging, Inc. *	28,260	827,453
EnerSys, Inc.	47,530	2,437,338
Imation Corp. *	30,545	127,373
Insight Enterprises, Inc. *	19,500	372,645
Integrated Device Technology, Inc. *	78,930	687,480
Lexmark International, Inc., Class A (a)	56,530	1,931,065
Magnachip Semiconductor Corp. *	42,435	867,796
NETGEAR, Inc. *	28,825	834,196
Sykes Enterprises, Inc. *	81,950	1,395,609
SYNNEX Corp. *	41,425	1,968,102
TeleTech Holdings, Inc. *	20,285	496,374
Teradyne, Inc. *	27,590	423,507

		15,984,820

Transportation—1.6%
Diana Shipping, Inc. * (a)	39,345	427,287
Landstar System, Inc.	8,570	468,351
Quality Distribution, Inc. *	43,375	397,749
UTi Worldwide, Inc.	76,965	1,270,692

		2,564,079

Utilities—1.4%
PNM Resources, Inc.	64,355	1,410,018
SemGroup Corp., Class A	18,070	956,626

		2,366,644

TOTAL COMMON STOCK (Cost $116,954,934)		161,100,128

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
SECURITIES LENDING COLLATERAL—2.8%
BlackRock Liquidity Fund	4,609,997	$4,609,997

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,609,997)		4,609,997

TOTAL INVESTMENTS—101.2% (Cost $121,564,931)		165,710,125

LIABILITIES IN EXCESS OF OTHER ASSETS—(1.2)%		(2,030,757)

NET ASSETS—100.0%		$163,679,368

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. (See Note 6 of the Notes to Financial Statements)

A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock *	$161,100,128	$161,100,128	$—	$—
Securities Lending Collateral	4,609,997	4,609,997	—	—

Total Assets	$165,710,125	$165,710,125	$—	$—

*	See Portfolio of Investments detail for industry and security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	27

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
INVESTMENTS—96.9%
COMMON STOCK—95.9%
Basic Industries—4.6%
Alcoa, Inc. †	288,100	$2,218,370
Axiall Corp.	101,851	4,077,095
Freeport-McMoRan Copper & Gold, Inc., †	193,155	5,837,144
Greif, Inc., Class B †	43,300	2,365,912
International Paper Co. †	100,550	4,746,966
Koppers Holdings, Inc. †	72,075	2,794,348
Northern Dynasty Minerals Ltd *	1,347,955	2,709,390
Owens-Illinois, Inc. * †	248,380	7,051,508
Pan American Silver Corp. †	176,360	2,155,119
Steel Dynamics, Inc. †	285,820	4,361,613

		38,317,465

Capital Goods—9.9%
AECOM Technology Corp. *	57,050	1,661,866
Babcock & Wilcox Co., (The) †	299,260	9,274,067
Bombardier, Inc., Class B	988,820	4,525,829
Columbus McKinnon Corp. * †	230,206	4,926,408
Cubic Corp. †	91,925	4,615,554
Fluor Corp. †	86,835	5,507,944
Foster Wheeler AG *	162,090	3,757,246
General Cable Corp. †	137,685	4,203,523
Gibraltar Industries, Inc. * †	260,592	3,356,425
Global Power Equipment Group, Inc. †	164,045	3,047,956
Joy Global, Inc. †	104,355	5,125,918
Masonite International Corp. * †	62,760	3,075,240
Moog, Inc., Class A * †	83,780	4,256,024
NCI Building Systems, Inc. *	170,520	2,042,830
Orion Marine Group, Inc. *	231,550	2,273,821
Safran SA - ADR	75,840	4,190,160
Spirit Aerosystems Holdings, Inc., Class A * †	172,989	3,906,092
Tecumseh Products Co., Class A * †	54,221	524,317
URS Corp. †	169,427	8,390,025
WaterFurnace Renewable Energy, Inc. †	79,359	1,626,066
World Fuel Services Corp. †	83,338	3,179,345

		83,466,656

Communications—4.9%
Comcast Corp., Class A †	145,815	6,137,353
Dice Holdings, Inc. * †	284,830	2,372,634
DIRECTV * †	188,150	10,946,567
Hawaiian Telcom Holdco, Inc. * †	252,314	6,259,910
IAC/InterActiveCorp. †	89,535	4,395,273
iPass, Inc. *	653,655	1,176,579
Time Warner Cable, Inc. †	88,740	9,526,239

		40,814,555

Consumer Durables—1.6%
AV Homes, Inc. * †	160,680	2,583,734
Cooper-Standard Holding, Inc. * †	28,760	1,475,388
Dorel Industries, Inc., Class B	59,083	2,023,593
Helen of Troy Ltd. * †	177,645	7,137,776

		13,220,491

	Number of Shares	Value
Consumer Non-Durables—4.7%
Anheuser-Busch InBev NV - Sponsored ADR †	55,995	$5,227,133
Archer-Daniels-Midland Co. †	73,225	2,578,252
Central Garden and Pet Co., Class A *	598,305	3,745,389
Crimson Wine Group Ltd * †	283,686	2,666,648
Energizer Holdings, Inc. †	32,390	3,201,104
Hanesbrands, Inc. †	71,150	4,232,002
Lorillard, Inc. †	201,810	8,536,563
Philip Morris International, Inc. †	42,950	3,583,748
Unilever NV	153,550	5,778,087

		39,548,926

Consumer Services—13.5%
Advance Auto Parts, Inc. †	25,225	2,019,766
Apollo Group, Inc., Class A *	172,169	3,197,178
Ascena Retail Group, Inc. * †	246,289	4,019,436
Century Casinos, Inc. * †	776,581	4,030,455
CRA International, Inc. * †	146,158	2,616,228
CVS Caremark Corp. †	102,510	5,950,705
DeVry, Inc.	89,988	2,700,540
Ennis, Inc. †	327,350	5,830,103
GNC Holdings, Inc., Class A †	112,910	5,743,732
ICF International, Inc. * †	154,210	5,071,967
Insperity, Inc. †	158,375	5,052,163
International Speedway Corp., Class A †	122,140	3,785,119
ITT Educational Services, Inc. * (a)	160,383	4,620,634
John Wiley & Sons, Inc., Class A †	105,143	4,605,263
Kelly Services, Inc., Class A †	60,520	1,101,464
Liberty Interactive Corp., Class A * †	146,390	3,305,486
Nash Finch Co. †	207,797	5,076,481
Realogy Holdings Corp. *	59,663	2,525,535
Steiner Leisure Ltd. * †	67,775	3,776,423
Systemax, Inc. †	193,531	1,759,197
TESCO PLC - Sponsored ADR †	188,255	3,256,812
Tetra Tech, Inc. * †	186,290	4,243,686
Viacom, Inc., Class B †	64,405	5,124,062
Wal-Mart Stores, Inc. †	62,360	4,551,033
Walgreen Co. †	185,065	8,896,075
Walt Disney Co., (The) †	126,960	7,722,977
Wynn Resorts Ltd. †	20,040	2,826,442

		113,408,962

Energy—11.9%
Apache Corp. †	91,855	7,870,136
Canadian Natural Resources Ltd. †	127,315	3,898,385
Cenovus Energy, Inc. †	99,185	2,850,577
Diamond Offshore Drilling, Inc. (a) †	70,145	4,491,384
Ensco PLC, Class A †	41,810	2,322,964
EOG Resources, Inc. †	37,475	5,885,449
EQT Corp. †	84,670	7,257,912
Halliburton Co. †	151,035	7,249,680
Legacy Oil + Gas, Inc. *	497,395	2,884,891

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Energy—(continued)
National Oilwell Varco, Inc. †	54,515	$4,050,465
Newfield Exploration Co. * †	93,920	2,237,174
Occidental Petroleum Corp. †	117,645	10,377,465
Rosetta Resources, Inc. * †	78,005	3,629,573
Rowan Cos PLC, Class A * †	85,914	3,043,074
Royal Dutch Shell PLC - ADR †	151,360	9,776,342
Schlumberger Ltd. †	94,225	7,626,572
SEACOR Holdings, Inc. †	33,050	2,745,794
Talisman Energy, Inc. †	438,275	4,698,308
Tesoro Corp. †	52,525	2,420,877
Weatherford International Ltd. * †	331,865	4,948,107

		100,265,129

Finance—14.9%
ACE Ltd. †	70,295	6,166,277
AerCap Holdings NV *	160,105	2,872,284
American International Group, Inc. * †	250,350	11,631,261
AON PLC †	77,380	5,136,484
Axis Capital Holdings Ltd. †	92,130	3,960,669
Berkshire Hathaway, Inc., Class B * †	105,720	11,758,178
Century Bancorp, Inc., Class A †	38,003	1,202,415
Citigroup, Inc. †	135,718	6,559,251
Cowen Group, Inc., Class A *	486,509	1,576,289
Endurance Specialty Holdings Ltd. †	101,890	5,106,727
Fairfax Financial Holdings Ltd. †	4,970	2,043,415
First Southern Bancorp, Inc. Class B * 144A ‡	64,350	357,142
Flushing Financial Corp. †	107,711	1,928,027
HF Financial Corp. †	83,779	1,079,074
JPMorgan Chase & Co. †	101,846	5,146,278
Leucadia National Corp. †	388,315	9,680,693
Loews Corp. †	83,730	3,722,636
Maiden Holdings Ltd. †	784,426	10,260,292
Morgan Stanley †	171,375	4,414,620
National Bank Holdings Corp., Class A †	79,735	1,558,819
National Western Life Insurance Co., Class A †	10,595	2,098,234
New Hampshire Thrift Bancshares, Inc.	29,529	397,165
Nicholas Financial, Inc. †	122,637	1,980,588
PartnerRe Ltd. †	55,885	4,870,378
Primus Guaranty Ltd. * (a) †	129,701	1,322,950
Steel Excel, Inc. * †	229,697	6,603,789
Tower Group International Ltd. †	249,861	3,530,536
Validus Holdings Ltd. †	139,217	4,818,300
White Mountains Insurance Group Ltd. †	6,855	3,837,086

		125,619,857

Health Care—11.5%
Alpha PRO Tech Ltd. *	485,210	747,223
AmerisourceBergen Corp. †	78,195	4,450,859
Amgen, Inc. †	62,385	6,796,222

	Number of Shares	Value
Health Care—(continued)
Amsurg Corp. * †	143,785	$5,361,743
Baxter International, Inc. †	57,600	4,006,656
Becton, Dickinson & Co. †	35,355	3,442,870
Charles River Laboratories International, Inc. * †	44,905	2,067,875
Express Scripts Holding Co. * †	83,990	5,365,281
Fresenius Medical Care AG & Co. - ADR	195,600	6,329,616
Humana, Inc. †	86,485	7,963,539
Invacare Corp. †	139,975	2,101,025
Laboratory Corp. of America Holdings * †	76,390	7,312,051
MFC Industrial Ltd (a)	237,160	1,928,111
Omnicare, Inc. †	101,980	5,544,653
Orthofix International NV * †	59,690	1,317,358
Pfizer, Inc. †	221,767	6,256,047
Sanofi - ADR †	162,095	7,744,899
Teva Pharmaceutical Industries Ltd. - Sponsored ADR †	182,225	6,964,640
UnitedHealth Group, Inc. †	91,500	6,564,210
WuXi PharmaTech Cayman, Inc., - ADR * †	203,570	4,885,680

		97,150,558

Real Estate Investment Trusts—0.3%
Reis, Inc. * †	126,192	2,161,669

Technology—16.7%
Active Network, Inc., (The) * (a)	292,056	2,862,149
Actuate Corp. * †	1,008,755	7,010,847
Alliance Fiber Optic Products, Inc. (a)	32,898	1,218,213
Alpha & Omega Semiconductor Ltd *	409,968	2,902,573
Amkor Technology, Inc. * (a) †	600,100	2,406,401
Anixter International, Inc. * †	56,535	4,724,065
Arrow Electronics, Inc. * †	47,280	2,194,738
Autodesk, Inc. * †	247,639	9,100,733
Avnet, Inc. * †	55,985	2,158,782
ClickSoftware Technologies Ltd.	233,220	1,604,554
Coleman Cable, Inc. †	201,943	3,844,995
CSG Systems International, Inc. * †	514,695	12,115,920
DST Systems, Inc. †	65,070	4,644,046
EMC Corp. †	253,765	6,542,062
Fiserv, Inc. * †	37,550	3,614,939
Flextronics International Ltd. *	411,295	3,693,429
GSI Group, Inc. *	558,625	4,709,209
Ingram Micro, Inc., Class A * †	258,890	5,721,469
Intel Corp. †	193,091	4,244,140
Kulicke & Soffa Industries, Inc. * †	211,310	2,337,089
LSI Corp. * †	436,745	3,236,280
Magnachip Semiconductor Corp. * †	114,400	2,339,480
Microsoft Corp. †	229,260	7,657,284
O2Micro International Ltd - ADR * (a)	911,730	2,780,777
ON Semiconductor Corp. * †	530,449	3,840,451
Oplink Communications, Inc. * †	77,309	1,437,174

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	29

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Technology—(continued)
Oracle Corp. †	172,449	$5,494,225
Pactera Technology International Ltd. - ADR *	249,465	1,681,394
QLogic Corp. * †	323,775	3,428,777
Rovi Corp. * †	110,915	1,988,706
ScanSource, Inc. * †	74,948	2,321,889
TE Connectivity Ltd.	97,900	4,797,100
Thermo Fisher Scientific, Inc. †	49,690	4,413,963
Travelsky Technology Ltd, Class H	7,037,185	5,662,119
Vishay Intertechnology, Inc. * †	167,865	2,056,346

		140,786,318

Transportation—1.4%
Aurizon Holdings Ltd	392,900	1,591,245
FedEx Corp. †	45,310	4,864,482
JetBlue Airways Corp. * †	536,265	3,298,030
Vitran Corp., Inc. *	467,176	2,106,964

		11,860,721

TOTAL COMMON STOCK (Cost $675,874,845)		806,621,307

PREFERRED STOCK—0.0%
Finance—0.0%
First Southern Bancorp, Inc., 5.000% 144A ‡	110	142,505

TOTAL PREFERRED STOCK (Cost $110,000)		142,505

	Number of Contracts
OPTIONS PURCHASED ††—0.0%
LinkedIn Corp. Put Options Expires 01/18/14 Strike Price $220	134	208,102
LinkedIn Corp. Put Options Expires 10/19/13 Strike Price $220	178	93,272

TOTAL OPTIONS PURCHASED (Cost $874,862)		301,374

	Number of Shares
SECURITIES LENDING COLLATERAL—1.0%
BlackRock Liquidity Fund	8,176,524	8,176,524

TOTAL SECURITIES LENDING COLLATERAL (Cost $8,176,524)		8,176,524

TOTAL INVESTMENTS—96.9% (Cost $685,036,231)		815,241,710

SECURITIES SOLD SHORT—(70.1%)
COMMON STOCK—(70.1%)
Basic Industries—(1.5%)
American Pacific Corp. *	(67,737)	(3,318,436)
Ethanex Energy, Inc. *	(648)	(488)

	Number of Shares	Value
Basic Industries—(continued)
Kennady Diamonds, Inc. *	(46,500)	$(273,711)
Mountain Province Diamonds, Inc. *	(219,765)	(1,166,952)
Orchids Paper Products Co.	(91,034)	(2,502,525)
Tanzanian Royalty Exploration Corp. *	(193,370)	(641,988)
Texas Industries, Inc. *	(83,036)	(4,874,213)

		(12,778,313)

Capital Goods—(6.6%)
Acuity Brands, Inc.	(45,120)	(3,857,760)
Applied Energetics, Inc. *	(238,070)	(4,309)
Applied Nanotech Holdings, Inc. *	(8,285)	(439)
Armstrong World Industries, Inc. *	(91,463)	(4,441,443)
Builders FirstSource, Inc. *	(475,340)	(2,699,931)
Cummins, Inc.	(32,120)	(3,957,184)
DynaMotive Energy Systems Corp. * ‡	(72,185)	(7)
Interface, Inc.	(317,535)	(5,607,668)
Lindsay Corp.	(72,390)	(5,503,088)
Oshkosh Corp. *	(84,680)	(3,803,826)
Polypore International, Inc. *	(84,250)	(3,601,688)
Smith & Wesson Holding Corp. *	(367,713)	(4,022,780)
Tredegar Corp.	(78,585)	(1,756,375)
Trex Co., Inc. *	(185,915)	(8,230,457)
USG Corp. *	(118,280)	(2,760,655)
Wabash National Corp. *	(435,109)	(4,533,836)
Zoltek Cos., Inc. *	(31,268)	(432,749)

		(55,214,195)

Communications—(4.1%)
Akamai Technologies, Inc. *	(57,760)	(2,655,805)
Angie’s List, Inc. *	(107,670)	(2,256,763)
Cogent Communications Group, Inc.	(128,465)	(3,986,269)
CTC Communications Group, Inc. * ‡	(98,900)	(10)
eGain Communications Corp. *	(160,300)	(2,164,050)
Equinix, Inc. *	(22,140)	(3,846,604)
Interliant, Inc. * ‡	(600)	0
LinkedIn Corp., Class A *	(11,203)	(2,689,168)
LivePerson, Inc. *	(206,805)	(1,927,423)
Marketo, Inc. *	(24,742)	(867,949)
NTELOS Holdings Corp.	(94,189)	(1,565,421)
Pandora Media, Inc. *	(223,369)	(4,114,457)
Shutterfly, Inc. *	(39,154)	(2,034,442)
Trulia, Inc. *	(51,591)	(2,142,058)
WebMD Health Corp. *	(75,803)	(2,381,730)
Yelp, Inc. *	(31,835)	(1,654,783)

		(34,286,932)

Consumer Durables—(4.1%)
American Axle & Manaufacturing Holdings, Inc. *	(322,295)	(6,197,733)
Cavco Industries, Inc. *	(59,686)	(3,135,902)
Ethan Allen Interiors, Inc.	(164,542)	(4,289,610)
iRobot Corp. *	(150,115)	(4,904,257)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Durables—(continued)
KB Home	(187,370)	$(3,003,541)
Qsound Labs, Inc. *	(4,440)	(9)
SodaStream International Ltd. *	(72,570)	(4,534,899)
Standard Pacific Corp. *	(348,040)	(2,485,006)
Tesla Motors, Inc. *	(32,820)	(5,546,580)

		(34,097,537)

Consumer Non-Durables—(4.5%)
Amish Naturals, Inc. * ‡	(25,959)	(156)
Annie’s, Inc. *	(81,790)	(3,756,615)
Black Diamond, Inc. *	(185,195)	(1,926,028)
Boulder Brands, Inc. *	(177,725)	(2,765,401)
Callaway Golf Co.	(371,955)	(2,573,929)
Columbia Sportswear Co.	(53,868)	(3,048,390)
Female Health Co., (The)	(336,400)	(2,893,040)
Fifth & Pacific Cos, Inc. *	(115,820)	(2,761,149)
Green Mountain Coffee Roasters, Inc. *	(46,700)	(4,030,677)
Iconix Brand Group, Inc. *	(94,680)	(3,107,398)
Monster Beverage Corp. *	(82,130)	(4,713,441)
Post Holdings, Inc. *	(93,805)	(4,005,474)
Quiksilver, Inc. *	(515,350)	(2,550,983)
Valence Technology, Inc. *	(27,585)	(218)

		(38,132,899)

Consumer Services—(16.4%)
Acxiom Corp. *	(274,603)	(6,832,123)
Arctic Cat, Inc.	(75,045)	(4,028,416)
Bankrate, Inc. *	(245,456)	(4,221,843)
Bravo Brio Restaurant Group, Inc. *	(136,870)	(2,050,313)
Buffalo Wild Wings, Inc. *	(39,399)	(4,093,950)
Chipotle Mexican Grill, Inc. *	(12,135)	(4,953,143)
Concur Technologies, Inc. *	(24,925)	(2,435,671)
Conn’s, Inc. *	(48,345)	(3,220,260)
Cumulus Media, Inc., Class A *	(588,735)	(2,825,928)
Fairway Group Holdings Corp. *	(140,711)	(3,261,681)
Fresh Market, Inc., (The) *	(70,850)	(3,458,189)
H&R Block, Inc.	(173,790)	(4,850,479)
Haverty Furniture Cos., Inc.	(87,660)	(2,122,249)
hhgregg, Inc. *	(176,580)	(3,197,864)
Ignite Restaurant Group, Inc. *	(169,120)	(2,530,035)
Imax Corp. *	(103,880)	(2,850,467)
Lululemon Athletica, Inc. *	(87,285)	(6,183,269)
Manchester United PLC, Class A *	(136,165)	(2,295,742)
Mattress Firm Holding Corp. *	(90,297)	(3,711,207)
Medidata Solutions, Inc. *	(38,425)	(3,436,732)
Monro Muffler Brake, Inc.	(57,895)	(2,563,012)
Netflix, Inc. *	(29,411)	(8,350,077)
New Oriental Education & Technology Group. - Sponsored ADR *	(111,430)	(2,365,659)
PetMed Express, Inc.	(216,455)	(3,305,268)
Polaris Industries, Inc.	(22,460)	(2,452,857)
Pricesmart, Inc.	(36,705)	(3,155,529)
Red Robin Gourmet Burgers, Inc. *	(74,368)	(4,823,508)
Rentrak Corp. *	(91,570)	(2,275,515)

	Number of Shares	Value
Consumer Services—(continued)
RetailMeNot, Inc. *	(116,779)	$(3,732,257)
Sears Holdings Corp. *	(43,590)	(1,928,422)
Sturm Ruger & Co., Inc.	(81,315)	(4,258,466)
Texas Roadhouse, Inc.	(167,684)	(4,166,947)
Ulta Salon Cosmetics & Fragrance, Inc. *	(16,646)	(1,651,949)
Ultimate Software Group, Inc. *	(16,956)	(2,377,401)
Urban Outfitters, Inc. *	(58,270)	(2,443,261)
Viggle, Inc. *	(4,896)	(3,256)
VistaPrint NV *	(62,615)	(3,333,623)
Wendy’s Co., (The)	(770,555)	(5,825,396)
Zillow, Inc., Class A *	(28,911)	(2,788,466)
Zumiez, Inc. *	(135,561)	(3,619,479)

		(137,979,909)

Energy—(0.1%)
Beard Co. *	(9,710)	(119)
Crescent Point Energy Corp.	(32,120)	(1,171,095)

		(1,171,214)

Finance—(0.8%)
Financial Engines, Inc.	(49,761)	(2,659,725)
WisdomTree Investments, Inc. *	(370,166)	(4,145,859)

		(6,805,584)

Health Care—(14.1%)
ABIOMED, Inc. *	(148,605)	(3,499,648)
Accelerate Diagnostics, Inc. *	(301,926)	(2,871,316)
Advisory Board Co., (The) *	(65,150)	(3,568,265)
Agenus, Inc. *	(175,605)	(640,958)
Air Methods Corp.	(44,265)	(1,811,324)
Albany Molecular Research, Inc. *	(674,236)	(7,423,338)
Align Technology, Inc. *	(99,260)	(4,322,773)
Arena Pharmaceuticals, Inc. *	(279,895)	(1,794,127)
Ariad Pharmaceuticals, Inc. *	(248,350)	(4,619,310)
athenahealth, Inc. *	(24,412)	(2,575,222)
AVANIR Pharmaceuticals, Inc., Class A *	(702,330)	(3,581,883)
Biotime, Inc. *	(105,150)	(397,467)
BodyTel Scientific, Inc. * ‡	(4,840)	0
CareView Communications, Inc. *	(207,465)	(133,815)
Cerner Corp. *	(132,450)	(6,100,647)
Curis, Inc. *	(228,155)	(999,319)
DexCom, Inc. *	(75,884)	(2,052,662)
Endologix, Inc. *	(218,370)	(3,454,613)
Exact Sciences Corp. *	(235,682)	(2,726,841)
Fluidigm Corp. *	(125,015)	(2,557,807)
Forest Laboratories, Inc. *	(100,480)	(4,273,414)
GenMark Diagnostics, Inc. *	(120,315)	(1,383,622)
HealthStream, Inc. *	(79,135)	(2,623,325)
HeartWare International, Inc. *	(55,720)	(4,379,592)
HMS Holdings Corp. *	(208,085)	(5,200,044)
IDEXX Laboratories, Inc. *	(42,760)	(4,011,743)
ImmunoGen, Inc. *	(112,190)	(1,795,040)
Immunomedics, Inc. *	(400,895)	(2,385,325)
Insulet Corp. *	(86,530)	(2,884,910)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	31

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Health Care—(continued)
Intuitive Surgical, Inc. *	(10,046)	$(3,882,980)
Ligand Pharmaceuticals, Inc., Class B *	(59,684)	(2,870,203)
MiMedx Group, Inc. *	(785,920)	(4,849,126)
Mindray Medical International Ltd. - ADR	(80,220)	(3,120,558)
Quidel Corp. *	(137,935)	(3,658,036)
ResMed, Inc.	(69,265)	(3,272,079)
Seattle Genetics, Inc. *	(140,910)	(5,974,584)
Spectrum Pharmaceuticals, Inc.	(331,995)	(2,543,082)
Utah Medical Products, Inc.	(11,646)	(588,123)
Wright Medical Group, Inc. *	(160,842)	(3,871,467)

		(118,698,588)

Real Estate Investment Trusts—(0.2%)
Digital Realty Trust, Inc.	(32,060)	(1,782,536)

Technology—(15.9%)
3D Systems Corp. *	(96,210)	(4,945,194)
Advanced Micro Devices, Inc. *	(628,450)	(2,055,031)
Alcatel-Lucent - Sponsored ADR *	(1,167,927)	(3,013,252)
Alliance Fiber Optic Products, Inc.	(226,382)	(8,382,925)
ANTs Software, Inc. * ‡	(10,334)	(98)
Aspen Technology, Inc. *	(237,565)	(7,941,798)
Blackberry Ltd. *	(115,848)	(1,172,382)
CalAmp Corp. *	(180,835)	(2,963,886)
Cavium, Inc. *	(131,032)	(4,975,285)
Ciena Corp. *	(205,185)	(4,087,285)
CommVault Systems, Inc. *	(27,895)	(2,338,438)
Consygen, Inc. * ‡	(200)	0
Cornerstone OnDemand, Inc. *	(56,850)	(2,928,343)
Cray, Inc. *	(150,460)	(3,680,252)
Cree, Inc. *	(34,285)	(1,902,475)
Cyan, Inc. *	(3,620)	(33,666)
Demandware, Inc. *	(56,676)	(2,384,926)
E2open, Inc. *	(127,780)	(2,584,989)
EnerI, Inc. * ‡	(102,820)	(10)
Enphase Energy, Inc. *	(273,975)	(1,723,303)
First Solar, Inc. *	(83,994)	(3,084,260)
Generac Holdings, Inc.	(42,345)	(1,676,438)
Imageware Systems, Inc. *	(554,046)	(1,229,982)
Infinera Corp. *	(273,980)	(2,539,795)
IntraLinks Holdings, Inc. *	(416,401)	(3,256,256)
IPG Photonics Corp.	(88,730)	(4,770,125)
Jive Software, Inc. *	(286,880)	(3,554,443)
Nestor, Inc. *	(15,200)	(18)
NetSuite, Inc. *	(21,318)	(2,119,649)
Nokia OYJ - Sponsored ADR *	(892,382)	(3,480,290)
Palo Alto Networks, Inc. *	(54,715)	(2,627,414)
Parkervision, Inc. *	(299,165)	(990,236)
Power Integrations, Inc.	(59,220)	(3,086,546)
Proofpoint, Inc. *	(111,005)	(3,198,054)
QLIK Technologies, Inc. *	(167,595)	(5,495,440)
Red Hat, Inc. *	(50,225)	(2,537,367)
Salesforce.com, Inc. *	(49,283)	(2,421,274)
ServiceNow, Inc. *	(51,005)	(2,391,114)
ServiceSource International, Inc. *	(209,450)	(2,536,440)

	Number of Shares	Value
Technology—(continued)
Silver Spring Networks, Inc. *	(238,023)	$(4,853,289)
Spreadtrum Communications, Inc. - ADR	(76,435)	(2,312,923)
Tessco Technologies, Inc.	(222,043)	(7,007,677)
Tiger Telematics, Inc. * ‡	(6,510)	(7)
TigerLogic Corp. *	(96,490)	(173,682)
Tower Semiconductor Ltd. *	(34,311)	(146,508)
Uni-Pixel, Inc. *	(22,125)	(429,446)
Universal Display Corp. *	(75,960)	(2,628,976)
ViaSat, Inc. *	(79,845)	(5,088,522)
Workday, Inc., Class A *	(39,020)	(2,830,121)
WorldGate Communications, Inc. *	(582,655)	(408)
Xybernaut Corp. * ‡	(34,156)	0

		(133,580,238)

Transportation—(1.6%)
American Railcar Industries, Inc.	(236,460)	(8,363,590)
Arkansas Best Corp.	(62,825)	(1,563,086)
Student Transportation, Inc.	(569,485)	(3,570,671)

		(13,497,347)

Utilities—(0.2%)
SolarCity Corp. *	(41,813)	(1,310,419)

TOTAL COMMON STOCK (Proceeds $497,970,502)		(589,335,711)

WARRANTS SOLD SHORT—(0.0%)
Technology—(0.0%)
Tower Semiconductor Ltd. Series 9 Exercise Price $7.33, Expires 06/27/17	(10)	0

TOTAL WARRANTS SOLD SHORT (Proceeds $0)		0

TOTAL SECURITIES SOLD SHORT—(70.1%) (Proceeds $497,970,502)		(589,335,711)

	Number of Contracts
OPTIONS WRITTEN ††—(0.1%)
Arena Pharmaceuticals, Inc. Call Options Expires 01/18/14 Strike Price $10	(1,140)	(20,520)
Netflix, Inc. Call Options Expires 01/17/15 Strike Price $300	(71)	(376,300)
SolarCity Corp. Call Options Expires 01/18/14 Strike Price $50	(585)	(48,555)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Contracts	Value
OPTIONS WRITTEN ††—(continued)
Tesla Motors, Inc. Call Options Expires 01/17/15 Strike Price $175	(200)	$(864,000)

TOTAL OPTIONS WRITTEN (Premiums received $2,046,646)		(1,309,375)

OTHER ASSETS IN EXCESS OF LIABILITIES—73.3%		616,514,916

NET ASSETS—100.0%		$841,111,540

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may only be resold to qualified institutional buyers. As of August 31, 2013, these securities amounted to $499,647 or 0.06% of net assets. These 144A securities have not been deemed illiquid.

*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. (See Note 6 of the Notes to Financial Statements).
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
††	—	Primary risk exposure is equity contracts.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.‘s Board of Directors. As of August 31, 2013 long positions amounted to $499,647 and short positions amounted to ($288), or 0.06% and 0.0%, respectively, of net assets.

A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Basic Industries	$38,317,465	$38,317,465	$—	$—
Capital Goods	83,466,656	81,840,590	1,626,066	—
Communications	40,814,555	40,814,555	—	—
Consumer Durables	13,220,491	13,220,491	—	—
Consumer Non-Durables	39,548,926	39,548,926	—	—
Consumer Services	113,408,962	113,408,962	—	—
Energy	100,265,129	100,265,129	—	—
Finance	125,619,857	125,262,715	—	357,142
Health Care	97,150,558	97,150,558	—	—
Real Estate Investment Trusts	2,161,669	2,161,669	—	—
Technology	140,786,318	140,786,318	—	—
Transportation	11,860,721	11,860,721	—	—
Preferred Stocks
Finance	142,505	—	—	142,505
Options Purchased	301,374	301,374	—	—
Securities Lending Collateral	8,176,524	8,176,524	—	—

Total Assets	$815,241,710	$813,115,997	$1,626,066	$499,647

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	33

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Securities Sold Short
Common Stock
Basic Industries	$(12,778,313)	$(12,778,313)	$—	$—
Capital Goods	(55,214,195)	(55,214,188)	—	(7)
Communications	(34,286,932)	(34,286,922)	—	(10)
Consumer Durables	(34,097,537)	(34,097,537)	—	—
Consumer Non-Durables	(38,132,899)	(38,132,743)	—	(156)
Consumer Services	(137,979,909)	(137,979,909)	—	—
Energy	(1,171,214)	(1,171,214)	—	—
Finance	(6,805,584)	(6,805,584)	—	—
Health Care	(118,698,588)	(118,698,588)	—	—
Real Estate Investment Trusts	(1,782,536)	(1,782,536)	—	—
Technology	(133,580,238)	(133,580,123)	—	(115)
Transportation	(13,497,347)	(13,497,347)	—	—
Utilities	(1,310,419)	(1,310,419)	—	—
Options Written
Equity Contracts	(1,309,375)	(1,309,375)	—	—

Total Liabilities	$(590,645,086)	$(590,644,798)	$—	$(288)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
INVESTMENTS—92.8%
COMMON STOCK—92.8%
Basic Industries—6.4%
AuRico Gold, Inc.	262,175	$1,122,576
Berry Plastics Group, Inc. * †	360,189	8,287,949
Constellium NV, Class A *	245,878	4,352,041
Crown Holdings, Inc. * †	280,890	12,207,479
Cytec Industries, Inc.	84,522	6,320,555
Graphic Packaging Holding Co. * †	1,862,148	15,474,450
Huntsman Corp. †	535,778	9,376,115
International Paper Co. †	226,356	10,686,267
KapStone Paper and Packaging Corp. †	192,072	8,067,024
LyondellBasell Industries NV, Class A	141,275	9,910,441
Owens-Illinois, Inc. * †	278,580	7,908,886
Rexam PLC	1,309,014	9,901,059
Smurfit Kappa Group PLC *	393,264	7,998,438
Synthomer PLC	1,411,696	4,932,138
Yamana Gold, Inc.	317,082	3,608,393

		120,153,811

Capital Goods—12.7%
3M Co.	47,571	5,403,114
ABB Ltd. - Sponsored ADR *	181,413	3,884,052
AGCO Corp. †	131,926	7,461,735
Babcock & Wilcox Co., (The) †	203,682	6,312,105
Boeing Co. (The) †	74,342	7,725,621
Carlisle Cos, Inc. †	77,225	5,143,185
CENTROTEC Sustainable AG	200,444	3,662,027
CNH Global NV †	81,023	3,717,335
Cubic Corp. †	132,175	6,636,507
Curtiss-Wright Corp. †	133,104	5,558,423
Dover Corp. †	74,534	6,339,117
EnPro Industries, Inc. *	48,519	2,764,613
Flowserve Corp. †	140,806	7,855,567
Fluor Corp. †	121,432	7,702,432
HB Fuller Co. †	242,779	9,053,229
Honeywell International, Inc. †	81,415	6,478,192
Hubbell, Inc., Class B †	40,760	4,131,434
Huntington Ingalls Industries, Inc. †	114,869	7,273,505
Joy Global, Inc. †	45,544	2,237,121
Komatsu Ltd.	229,800	4,991,007
LB Foster Co., Class A †	74,797	3,172,889
Lockheed Martin Corp. †	87,908	10,761,697
Minerals Technologies, Inc. †	248,815	11,047,386
MSC Industrial Direct Co., Inc., Class A †	59,978	4,558,328
Northrop Grumman Corp. †	87,000	8,027,490
Parker Hannifin Corp. †	63,475	6,344,326
Precision Castparts Corp. †	25,240	5,331,698
Raytheon Co. †	108,039	8,147,221
Rexel SA	195,600	4,499,352
Rheinmetall AG	90,374	4,441,168
Siemens AG - Sponsored ADR	91,847	9,750,478
Smiths Group PLC	233,859	4,643,663
Stanley Black & Decker, Inc. †	67,265	5,735,014

	Number of Shares	Value
Capital Goods—(continued)
Textron, Inc. †	223,245	$6,014,220
Timken Co. †	106,680	5,980,481
Triumph Group, Inc. †	106,392	7,657,032
Tyco International Ltd. †	171,130	5,654,135
United Technologies Corp. †	66,159	6,622,516
WESCO International, Inc. * †	66,412	4,899,213

		237,618,627

Communications—5.8%
AutoNavi Holdings Ltd. - ADR *	291,926	3,287,087
AVG Technologies NV *	190,055	4,118,492
Baidu, Inc. - Sponsored ADR * †	110,555	14,983,519
Comcast Corp., Class A †	214,192	9,015,341
Google, Inc., Class A * †	10,225	8,659,553
IAC/InterActiveCorp. †	258,325	12,681,174
Liberty Global PLC, Class A *	72,100	5,600,728
Liberty Global PLC, Series C * †	137,395	10,102,654
NetEase, Inc. - ADR	96,823	6,849,259
Perfect World Co. Ltd. - Sponsored ADR †	329,761	6,440,232
Sina Corp. * †	51,459	3,983,956
Time Warner Cable, Inc. †	74,978	8,048,888
Vodafone Group PLC - Sponsored ADR †	107,790	3,487,007
Windstream Corp. †	484,083	3,906,550
Yahoo!, Inc. * †	302,986	8,216,980

		109,381,420

Consumer Durables—3.3%
Aisin Seiki Co. Ltd.	159,500	6,088,227
Hyundai Motor Co.	54,171	12,079,828
Lear Corp. †	180,067	12,379,606
LISI	27,360	3,566,133
Newell Rubbermaid, Inc. †	332,155	8,403,522
Samsung Electronics Co. Ltd.	2,802	3,435,281
Toyota Motor Corp.	100,800	6,063,265
TRW Automotive Holdings Corp. * †	150,646	10,405,119

		62,420,981

Consumer Non-Durables—3.9%
Activision Blizzard, Inc. †	779,299	12,718,160
British American Tobacco PLC	130,180	6,582,467
Britvic PLC	691,682	6,146,511
Constellation Brands, Inc., Class A * †	120,515	6,537,939
Dean Foods Co. * †	344,318	6,597,133
Henkel AG & Co. KGaA	129,028	10,493,919
Johnson Outdoors, Inc., Class A *	85,711	2,159,060
Lorillard, Inc. †	135,665	5,738,630
Tyson Foods, Inc., Class A †	383,227	11,094,422
Unilever NV †	139,205	5,238,284

		73,306,525

Consumer Services—11.2%
Abercrombie & Fitch Co., Class A †	123,379	4,356,512
Bed Bath & Beyond, Inc. * †	111,200	8,199,888

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	35

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Services—(continued)
CBS Corp., Class B non-voting shares †	118,780	$6,069,658
Ctrip.com International Ltd. - ADR * †	146,063	6,721,819
CVS Caremark Corp. †	143,306	8,318,913
Daily Mail & General Trust PLC, Class A	435,462	5,327,923
eBay, Inc. * †	274,958	13,745,150
Equifax, Inc. †	131,468	7,768,444
EW Scripps Co., (The), Class A * †	361,395	5,496,818
Foot Locker, Inc. †	131,165	4,223,513
FTI Consulting, Inc. * †	135,455	4,529,615
Gannett Co., Inc. †	262,285	6,318,446
Global Sources Ltd. *	291,275	1,788,429
ITV PLC	2,767,875	7,061,177
Liberty Media Corp. * †	58,225	7,946,548
Macy’s, Inc. †	183,963	8,173,476
Manpower, Inc. †	143,421	9,300,852
McGraw-Hill Cos., Inc., (The) †	95,375	5,567,039
Moody’s Corp. †	101,495	6,451,022
News Corp., Class A * †	571,320	8,969,724
Nordstrom, Inc. †	82,230	4,582,678
Odyssey Marine Exploration, Inc. * †	671,240	1,939,884
Omnicom Group, Inc. †	102,550	6,219,658
Rite Aid Corp. *	2,261,727	7,825,575
Robert Half International, Inc. †	190,605	6,722,638
Target Corp. †	94,835	6,004,004
Time Warner, Inc. †	107,330	6,496,685
Towers Watson & Co., Class A †	119,290	9,811,603
Travelzoo, Inc. *	67,119	1,812,884
Viacom, Inc., Class B †	110,730	8,809,679
Walt Disney Co., (The) †	111,550	6,785,587
WPP PLC	375,890	6,963,523

		210,309,364

Energy—10.1%
Cameron International Corp. * †	110,947	6,300,680
Canacol Energy Ltd. *	561,688	2,090,399
Canadian Natural Resources Ltd.	179,333	5,491,176
Devon Energy Corp. †	201,949	11,529,268
Diamondback Energy, Inc. * †	201,370	8,103,129
Emerge Energy Services LP †	120,814	3,480,651
Energen Corp. †	215,971	14,321,037
Ensco PLC, Class A	62,310	3,461,944
EOG Resources, Inc. †	67,961	10,673,275
EQT Corp. †	135,633	11,626,461
Exxon Mobil Corp. †	250,032	21,792,789
Gulfport Energy Corp. * †	187,969	11,090,171
Halliburton Co. †	219,036	10,513,728
Inpex Corp.	805	3,629,891
Kosmos Energy Ltd. * †	367,059	3,732,990
Marathon Oil Corp. †	58,641	2,019,010
Marathon Petroleum Corp	37,275	2,702,810
Occidental Petroleum Corp. †	207,067	18,265,380
Phillips 66 †	175,254	10,007,003
Rosetta Resources, Inc. * †	159,783	7,434,703

	Number of Shares	Value
Energy—(continued)
Schlumberger Ltd. †	112,459	$9,102,431
Southwestern Energy Co. * †	137,440	5,250,208
Suncor Energy, Inc.	185,700	6,258,758

		188,877,892

Finance—14.3%
ACE Ltd. †	98,541	8,644,017
Axis Capital Holdings Ltd. †	191,780	8,244,622
Bangkok Bank PCL	704,500	3,898,043
Bank of America Corp. †	635,269	8,969,998
BB&T Corp. †	284,623	9,665,797
Berkshire Hathaway, Inc., Class B * †	78,997	8,786,046
Capital One Financial Corp. †	167,662	10,822,582
CapitalSource, Inc. †	396,340	4,577,727
Charles Schwab Corp., (The) †	285,084	5,952,554
Citigroup, Inc. †	305,642	14,771,678
Comerica, Inc. †	115,666	4,723,799
Discover Financial Services †	137,683	6,505,522
Everest Re Group Ltd. †	57,950	7,936,252
Fifth Third Bancorp †	570,820	10,440,298
First NBC Bank Holding Co. *	130,204	3,061,096
First Niagara Financial Group, Inc. †	328,495	3,317,800
Goldman Sachs Group, Inc., (The) †	55,594	8,457,515
Huntington Bancshares, Inc. †	868,170	7,153,721
JPMorgan Chase & Co. †	285,586	14,430,661
Marsh & McLennan Cos., Inc. †	134,520	5,546,260
MetLife, Inc. †	145,260	6,709,559
Morgan Stanley †	181,395	4,672,735
PNC Financial Services Group, Inc. †	77,035	5,567,319
Raymond James Financial, Inc. †	134,945	5,644,749
Regions Financial Corp. †	837,916	7,876,410
Reinsurance Group of America, Inc. †	92,493	5,994,471
SLM Corp.	176,853	4,242,703
Standard Chartered PLC	266,356	5,952,158
State Street Corp. †	152,701	10,188,211
SunTrust Banks, Inc. †	213,490	6,835,950
TD Ameritrade Holding Corp. †	259,365	6,657,900
Torchmark Corp. †	92,700	6,386,103
Travelers Cos., Inc., (The)	108,421	8,662,838
US Bancorp †	176,870	6,390,313
Validus Holdings Ltd. †	240,202	8,313,391
Wells Fargo & Co. †	291,116	11,959,045

		267,959,843

Health Care—9.1%
AbbVie, Inc. †	102,286	4,358,406
Amgen, Inc. †	53,029	5,776,979
AstraZeneca PLC - Sponsored ADR †	203,367	10,007,690
Cardinal Health, Inc. †	125,460	6,308,129
CareFusion Corp. * †	145,994	5,233,885
Chemed Corp. †	115,797	8,064,103
CIGNA Corp. †	88,660	6,976,655
Covidien PLC †	160,725	9,547,065

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Health Care—(continued)
DaVita HealthCare Partners, Inc. * †	75,372	$8,103,244
Endo Health Solutions, Inc. * †	153,210	6,295,399
Express Scripts Holding Co. * †	130,785	8,354,546
Hologic, Inc. * †	258,148	5,508,878
ICON PLC *	93,256	3,407,574
Integra LifeSciences Holdings Corp. * †	158,281	6,432,540
Johnson & Johnson †	58,087	5,019,298
McKesson Corp. †	67,950	8,249,810
Omnicare, Inc. †	160,147	8,707,192
Omnicell, Inc. * †	128,146	2,785,894
Pfizer, Inc. †	154,158	4,348,797
Quest Diagnostics, Inc.	109,062	6,393,214
Roche Holding AG - Sponsored ADR †	72,401	4,507,686
Sanofi - ADR	210,152	10,041,063
Select Medical Holdings Corp. †	753,546	6,382,535
Teleflex, Inc. †	71,494	5,510,758
UnitedHealth Group, Inc. †	101,285	7,266,186
Universal Health Services, Inc., Class B †	105,962	7,178,926

		170,766,452

Real Estate Investment Trusts—1.8%
American Homes 4 Rent, Class A *	254,681	4,044,334
American Residential Properties, Inc. * †	255,880	4,365,313
Boston Properties, Inc. †	37,003	3,792,808
BRE Properties, Inc.	109,560	5,257,784
Equity Residential	70,201	3,642,730
Post Properties, Inc. †	122,598	5,545,108
Silver Bay Realty Trust Corp.	226,256	3,568,057
Taubman Centers, Inc.	63,542	4,283,366

		34,499,500

Technology—12.9%
Alliance Data Systems Corp. * †	30,989	6,064,547
Amdocs Ltd. †	189,887	6,999,235
Analog Devices, Inc. †	196,201	9,080,182
Apple, Inc. †	5,295	2,578,930
Arrow Electronics, Inc. * †	258,832	12,014,981
Avnet, Inc. †	331,680	12,789,581
Brocade Communications Systems, Inc. *	1,913,567	14,160,396
CA, Inc. †	310,783	9,090,403
CDW Corp. * †	305,180	6,692,597
Cisco Systems, Inc. †	332,894	7,759,759
EMC Corp. †	438,957	11,316,311
Flextronics International Ltd. * †	1,694,863	15,219,870
Harris Corp.	81,517	4,616,308
LSI Corp. †	1,642,715	12,172,518
Microsoft Corp. †	348,530	11,640,902
NetApp, Inc. †	320,853	13,328,234
NVIDIA Corp. †	488,530	7,205,818
ON Semiconductor Corp. *	1,461,951	10,584,525
QUALCOMM, Inc. †	123,197	8,165,497
Seagate Technology PLC †	335,235	12,846,205

	Number of Shares	Value
Technology—(continued)
Symantec Corp. †	489,309	$12,531,203
TE Connectivity Ltd. †	45,680	2,238,320
Texas Instruments, Inc. †	280,465	10,713,763
Western Digital Corp. †	222,070	13,768,340
WEX, Inc. * †	44,357	3,549,891
Xerox Corp. †	440,263	4,393,825

		241,522,141

Transportation—0.5%
Norfolk Southern Corp. †	90,486	6,529,470
United Parcel Service, Inc., Class B †	33,060	2,829,275

		9,358,745

Utilities—0.8%
AES Corp. †	743,226	9,446,402
FirstEnergy Corp. †	160,592	6,017,382

		15,463,784

TOTAL COMMON STOCK—92.8%
(Cost $1,606,568,009)		1,741,639,085

TOTAL INVESTMENTS—92.8% (Cost $1,606,568,009)		1,741,639,085

SECURITIES SOLD SHORT—(47.2%)
COMMON STOCK—(47.2%)
Basic Industries—(2.7%)
Antofagasta PLC	(203,172)	(2,692,225)
Aptargroup, Inc.	(99,309)	(5,840,362)
Compass Minerals International, Inc.	(80,778)	(5,955,762)
Earth Chemical Co. Ltd.	(20)	(736)
EI Du Pont de Nemours & Co.	(81,506)	(4,614,870)
Fibria Celulose SA - Sponsored ADR *	(439,993)	(5,015,920)
Kenmare Resources PLC *	(6,622,224)	(2,709,274)
Resolute Forest Products *	(276,009)	(3,480,473)
Scotts Miracle-Gro Co. (The), Class A	(111,134)	(5,857,873)
Solvay SA	(29,294)	(4,082,086)
Texas Industries, Inc. *	(74,999)	(4,402,441)
US Silica Holdings, Inc.	(76,005)	(1,786,118)
Wausau Paper Corp.	(366,604)	(4,021,646)

		(50,459,786)

Capital Goods—(6.4%)
AAON, Inc.	(31,162)	(726,698)
Acuity Brands, Inc.	(55,375)	(4,734,563)
Aggreko PLC	(228,591)	(5,768,452)
Alstom SA	(117,981)	(4,154,693)
Altra Holdings, Inc.	(47,915)	(1,190,688)
Boral Ltd.	(1,444,959)	(5,369,797)
Briggs & Stratton Corp.	(287,057)	(5,479,918)
Builders FirstSource, Inc. *	(306,686)	(1,741,976)
Caterpillar, Inc.	(66,215)	(5,465,386)
Deere & Co.	(54,701)	(4,575,192)
Fastenal Co.	(123,528)	(5,433,997)
Federal Signal Corp. *	(151,280)	(1,765,438)
Interface, Inc.	(177,434)	(3,133,484)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	37

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Capital Goods—(continued)
James Hardie Industries PLC	(631,882)	$(5,486,058)
Kennametal, Inc. †	(63,265)	(2,690,028)
Kubota Corp.	(155,000)	(2,095,407)
Manitex International, Inc. *	(87,630)	(881,558)
Manitowoc Co., Inc., (The)	(222,136)	(4,438,277)
Mitsubishi Electric Corp.	(378,000)	(3,737,008)
Navistar International Corp. *	(76,844)	(2,633,444)
Oshkosh Corp. *	(51,447)	(2,310,999)
Polypore International, Inc. *	(80,082)	(3,423,506)
Raven Industries, Inc.	(151,098)	(4,413,573)
Regal-Beloit Corp.	(42,600)	(2,713,620)
Roper Industries, Inc.	(37,608)	(4,652,110)
SGL Carbon SE	(184,352)	(5,835,664)
Simpson Manufacturing Co., Inc.	(201,998)	(6,316,477)
Sun Hydraulics Corp.	(126,839)	(3,886,347)
Toro Co., (The)	(35,794)	(1,890,281)
Trex Co., Inc. *	(104,010)	(4,604,523)
Vulcan Materials Co.	(107,067)	(5,117,803)
Weichai Power Co. Ltd., Class H	(631,000)	(2,275,670)

		(118,942,635)

Communications—(4.4%)
America Movil SAB de CV, Series L - ADR	(270,898)	(5,228,331)
Angie’s List, Inc. *	(228,491)	(4,789,171)
AOL, Inc. *	(133,869)	(4,408,306)
Belgacom SA	(171,050)	(4,094,773)
CenturyLink, Inc.	(123,694)	(4,096,745)
Cogent Communications Group, Inc.	(168,235)	(5,220,332)
Equinix, Inc. *	(33,839)	(5,879,188)
France Telecom SA	(459,235)	(4,661,754)
Internap Network Services Corp. *	(363,211)	(2,647,808)
Level 3 Communications, Inc. *	(303,266)	(6,781,028)
Millicom International Cellular SA - SDR	(68,160)	(5,524,193)
NII Holdings, Inc. *	(663,704)	(3,968,950)
Shutterfly, Inc. *	(33,260)	(1,728,190)
Shutterstock, Inc. *	(74,109)	(3,678,771)
Telefonica SA - Sponsored ADR *	(372,961)	(5,057,351)
Verizon Communications, Inc.	(72,366)	(3,428,701)
Yelp, Inc. *	(106,467)	(5,534,155)
YY, Inc. ADR *	(161,646)	(6,378,551)

		(83,106,298)

Consumer Durables—(0.8%)
Accuride Corp. *	(466,498)	(2,444,449)
American Axle & Manufacturing Holdings, Inc. *	(197,726)	(3,802,271)
Electrolux AB - Series B	(210,664)	(5,570,591)
KB Home	(176,662)	(2,831,892)

		(14,649,203)

Consumer Non-Durables—(3.0%)
Annie’s, Inc. *	(89,340)	(4,103,386)
Campbell Soup Co.	(85,569)	(3,694,869)

	Number of Shares	Value
Consumer Non-Durables—(continued)
Clorox Co., (The)	(65,320)	$(5,401,964)
Columbia Sportswear Co.	(93,044)	(5,265,360)
Giant Interactive Group, Inc.	(586,373)	(4,350,888)
Guess?, Inc.	(154,833)	(4,722,407)
Hillshire Brands Co.	(150,281)	(4,855,579)
Kimberly-Clark Corp.	(53,935)	(5,041,844)
Quiksilver, Inc. *	(528,474)	(2,615,946)
Remy Cointreau SA	(45,646)	(4,798,298)
Snyders-Lance, Inc.	(171,786)	(4,621,043)
Under Armour, Inc., Class A *	(96,180)	(6,986,515)

		(56,458,099)

Consumer Services—(8.2%)
Acxiom Corp. *	(157,953)	(3,929,871)
Atresmedia Corp de Medios de Comunicaion S.A.	(256,645)	(2,506,839)
AutoNation, Inc. *	(118,915)	(5,558,087)
Bankrate, Inc. *	(267,849)	(4,607,003)
BJ’s Restaurants, Inc. *	(196,545)	(6,140,066)
Blue Nile, Inc. *	(164,464)	(5,950,307)
Chipotle Mexican Grill, Inc. *	(17,840)	(7,281,753)
Concur Technologies, Inc. *	(63,070)	(6,163,200)
Darden Restaurants, Inc.	(153,745)	(7,104,556)
E-Commerce China Dangdang, Inc. - Sponsored ADR *	(516,567)	(4,034,388)
Fairfax Media Ltd	(7,859,157)	(3,725,925)
Hennes & Mauritz AB, Class B	(204,485)	(7,503,600)
IHS, Inc., Class A *	(52,640)	(5,640,376)
Jack in the Box, Inc. *	(150,532)	(5,944,509)
L Brands, Inc.	(68,177)	(3,910,633)
Lululemon Athletica, Inc. *	(94,082)	(6,664,769)
Monro Muffler Brake, Inc.	(157,570)	(6,975,624)
MSCI, Inc. *	(133,895)	(5,022,401)
Netflix, Inc. *	(21,380)	(6,069,996)
Ritchie Bros Auctioneers, Inc.	(280,640)	(5,200,259)
Rollins, Inc.	(196,026)	(4,851,644)
Sally Beauty Holdings, Inc. *	(268,903)	(7,026,435)
Schibsted ASA	(52,469)	(2,568,026)
Sonic Automotive, Inc., Class A	(151,495)	(3,301,076)
Sysco Corp.	(211,425)	(6,769,829)
Ultimate Software Group, Inc. *	(44,180)	(6,194,478)
United Natural Foods, Inc. *	(113,175)	(6,861,800)
Vitacost.com, Inc. *	(173,833)	(1,432,384)
Weight Watchers International, Inc.	(119,035)	(4,278,118)

		(153,217,952)

Energy—(4.1%)
Approach Resources, Inc. *	(161,934)	(3,773,062)
Atwood Oceanics, Inc. *	(58,362)	(3,249,596)
Baytex Energy Corp.	(70,698)	(2,795,568)
Calfrac Well Services Ltd.	(49,500)	(1,543,321)
Carrizo Oil & Gas, Inc. *	(71,691)	(2,456,134)
Chesapeake Energy Corp.	(160,640)	(4,146,118)
Comstock Resources, Inc.	(201,700)	(2,944,820)
ConocoPhillips	(80,638)	(5,346,299)
Continental Resources, Inc. *	(50,389)	(4,648,889)
Crescent Point Energy Corp.	(114,288)	(4,168,751)
Encana Corp.	(224,235)	(3,834,419)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Energy—(continued)
FMC Technologies, Inc. *	(62,440)	$(3,348,657)
Fugro NV	(57,542)	(3,535,654)
Goodrich Petroleum Corp. *	(89,663)	(1,923,271)
Halcon Resources Corp. *	(519,214)	(2,466,267)
Neste Oil OYJ	(345,155)	(6,330,075)
Oasis Petroleum, Inc. *	(93,375)	(3,660,300)
Parker Drilling Co. *	(52,018)	(298,583)
Peyto Exploration & Development Corp.	(130,500)	(3,562,019)
RPC, Inc.	(288,476)	(4,119,437)
Tullow Oil PLC	(161,125)	(2,516,323)
Ultra Petroleum Corp. *	(274,218)	(5,676,313)

		(76,343,876)

Finance—(4.2%)
1st United Bancorp, Inc.	(207,263)	(1,484,003)
Astoria Financial Corp.	(256,331)	(3,152,871)
Aviva PLC	(373,465)	(2,235,423)
Bank of Hawaii Corp.	(43,769)	(2,254,103)
Cardinal Financial Corp.	(95,265)	(1,566,157)
Commonwealth Bank of Australia	(61,611)	(3,974,780)
Community Bank System, Inc.	(145,835)	(4,847,555)
CVB Financial Corp.	(378,274)	(4,819,211)
First Financial Bankshares, Inc.	(70,620)	(4,060,650)
Greenhill & Co., Inc.	(94,250)	(4,466,508)
Mizuho Financial Group, Inc.	(11)	(22)
Northern Trust Corp.	(47,680)	(2,616,202)
Storebrand ASA *	(312,140)	(1,743,418)
TCF Financial Corp.	(297,775)	(4,183,739)
Tompkins Financial Corp.	(42,471)	(1,843,241)
TrustCo Bank Corp.	(424,130)	(2,476,919)
Trustmark Corp.	(169,161)	(4,205,342)
UMB Financial Corp.	(83,741)	(5,001,850)
United Bankshares, Inc.	(168,894)	(4,690,186)
United States Oil Fund LP *	(197,215)	(7,588,833)
Valley National Bancorp	(501,799)	(5,063,152)
Westamerica Bancorporation	(129,342)	(6,088,128)

		(78,362,293)

Health Care—(2.0%)
ABIOMED, Inc. *	(134,784)	(3,174,163)
Ariad Pharmaceuticals, Inc. *	(275,294)	(5,120,468)
athenahealth, Inc. *	(60,840)	(6,418,012)
Elekta AB, B Shares	(195,309)	(3,068,565)
HeartWare International, Inc. *	(28,196)	(2,216,206)
IDEXX Laboratories, Inc. *	(28,714)	(2,693,947)
Orion OYJ, Class B	(57,815)	(1,336,835)
ResMed, Inc.	(72,408)	(3,420,554)
Seattle Genetics, Inc. *	(68,487)	(2,903,849)
Spectrum Pharmaceuticals, Inc.	(247,068)	(1,892,541)
William Demant Holding *	(69,942)	(5,994,436)

		(38,239,576)

Real Estate Investment Trusts—(1.7%)
CBL & Associates Properties, Inc.	(217,245)	(4,171,104)
FelCor Lodging Trust, Inc. *	(619,482)	(3,413,346)

	Number of Shares	Value
Real Estate Investment Trusts—(continued)
HCP, Inc.	(109,313)	$(4,452,318)
Health Care REIT, Inc.	(88,783)	(5,454,828)
Mack-Cali Realty Corp.	(238,306)	(5,147,410)
Omega Healthcare Investors, Inc.	(170,592)	(4,844,813)
Rouse Properties, Inc.	(259,052)	(4,802,824)

		(32,286,643)

Technology—(7.2%)
ADTRAN, Inc.	(209,469)	(5,052,392)
Aspen Technology, Inc. *	(79,612)	(2,661,429)
AZZ, Inc.	(142,063)	(5,333,045)
Blackbaud, Inc.	(191,798)	(6,908,564)
Ciena Corp. *	(205,305)	(4,089,676)
Cirrus Logic, Inc. *	(204,798)	(4,607,955)
Dassault Systemes SA	(40,801)	(5,213,635)
Finisar Corp. *	(236,329)	(4,837,655)
Fuji Electric Co. Ltd.	(826,000)	(3,024,834)
Generac Holdings, Inc.	(72,824)	(2,883,102)
Hittite Microwave Corp. *	(105,550)	(6,455,438)
Infinera Corp. *	(396,040)	(3,671,291)
Infosys Technologies Ltd. - Sponsored ADR *	(146,965)	(6,814,767)
International Rectifier Corp. *	(158,777)	(3,791,595)
Itron, Inc. *	(161,828)	(6,062,077)
Jive Software, Inc. *	(446,850)	(5,536,472)
National Instruments Corp.	(243,745)	(6,763,924)
NetSuite, Inc. *	(40,801)	(4,056,843)
Nokia OYJ - Sponsored ADR *	(1,037,289)	(4,045,427)
Palo Alto Networks, Inc. *	(79,992)	(3,841,216)
Red Hat, Inc. *	(125,652)	(6,347,939)
Salesforce.com, Inc. *	(143,412)	(7,045,832)
Skyworks Solutions, Inc. *	(224,357)	(5,689,694)
Tyler Technologies, Inc. *	(35,045)	(2,589,475)
ViaSat, Inc. *	(85,123)	(5,424,889)
VMware, Inc., Class A *	(29,837)	(2,510,784)
Wipro Ltd. - ADR	(707,226)	(6,379,179)
Zumtobel AG	(284,033)	(3,531,606)

		(135,170,735)

Transportation—(1.2%)
Hub Group, Inc., Class A *	(72,650)	(2,698,948)
J.B. Hunt Transport Services, Inc.	(64,605)	(4,651,560)
Kansas City Southern	(41,400)	(4,364,388)
Keikyu Corp.	(451,220)	(3,848,501)
Old Dominion Freight Line, Inc. *	(72,695)	(3,156,417)
Panalpina Welttransport Holding AG, Registered Shares	(30,270)	(4,505,771)

		(23,225,585)

Utilities—(1.3%)
Dominion Resources, Inc.	(98,735)	(5,761,187)
NextEra Energy, Inc.	(49,018)	(3,939,086)
NiSource, Inc.	(134,874)	(3,946,413)
Ormat Technologies, Inc.	(56,904)	(1,426,583)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	39

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Utilities—(continued)
Pepco Holdings, Inc.	(287,484)	$(5,444,947)
TECO Energy, Inc.	(247,710)	(4,094,646)

		(24,612,862)

TOTAL COMMON STOCK (Proceeds $845,087,072)		(885,075,543)

TOTAL SECURITIES SOLD SHORT—(47.2%) (Proceeds $845,087,072)		(885,075,543)

	Number of Contracts
OPTIONS WRITTEN ††—(0.1%)
Cameron International Corp. Call Options Expires 01/14/18 Strike Price $60	(291)	(81,480)
Cameron International Corp. Call Options Expires 01/14/18 Strike Price $65	(500)	(64,500)
EOG Resources, Inc. Call Options Expires 01/14/18 Strike Price $160	(580)	(580,580)
EQT Corp. Call Options Expires 12/21/13 Strike Price $85	(1,224)	(660,960)

	Number of Contracts	Value
OPTIONS WRITTEN ††—(continued)
Phillips 66 Call Options Expires 11/16/13 Strike Price $55	(1,088)	$(489,600)
Southwestern Energy Co. Call Options Expires 01/18/14 Strike Price $40	(1,700)	(348,500)

TOTAL OPTIONS WRITTEN (Premiums received $2,971,577)		(2,225,620)

OTHER ASSETS IN EXCESS OF LIABILITIES—54.5%		1,021,578,297

NET ASSETS—100.0%		$1,875,916,219

ADR	—	American Depositary Receipt
PCL	—	Public Company Limited
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
††	—	Primary risk exposure is equity contracts.

A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Basic Industries	$120,153,811	$97,322,176	$22,831,635	$—
Capital Goods	237,618,627	215,381,411	22,237,216	—
Communications	109,381,420	109,381,420	—	—
Consumer Durables	62,420,981	34,754,380	27,666,601	—
Consumer Non-Durables	73,306,525	50,083,628	23,222,897	—
Consumer Services	210,309,364	190,956,741	19,352,623	—
Energy	188,877,892	185,248,001	3,629,891	—
Finance	267,959,843	258,109,642	9,850,201	—
Health Care	170,766,452	170,766,452	—	—
Real Estate Investment Trusts	34,499,500	34,499,500	—	—
Technology	241,522,141	241,522,141	—	—
Transportation	9,358,745	9,358,745	—	—
Utilities	15,463,784	15,463,784	—	—

Total Assets	$1,741,639,085	$1,612,848,021	$128,791,064	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

40	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Securities Sold Short
Common Stock
Basic Industries	$(50,459,786)	$(43,684,739)	$(6,775,047)	$—
Capital Goods	(118,942,635)	(84,219,886)	(34,722,749)	—
Communications	(83,106,298)	(68,825,578)	(14,280,720)	—
Consumer Durables	(14,649,203)	(9,078,612)	(5,570,591)	—
Consumer Non-Durables	(56,458,099)	(51,659,801)	(4,798,298)	—
Consumer Services	(153,217,952)	(136,913,562)	(16,304,390)	—
Energy	(76,343,876)	(63,961,824)	(12,382,052)	—
Finance	(78,362,293)	(70,408,650)	(7,953,643)	—
Health Care	(38,239,576)	(27,839,740)	(10,399,836)	—
Real Estate Investment Trusts	(32,286,643)	(32,286,643)	—	—
Technology	(135,170,735)	(123,400,660)	(11,770,075)	—
Transportation	(23,225,585)	(19,377,084)	(3,848,501)	—
Utilities	(24,612,862)	(24,612,862)	—	—
Options Written
Equity Contracts	(2,225,620)	(2,225,620)	—	—

Total Liabilities	$(887,301,163)	$(758,495,261)	$(128,805,902)	$—

*	See Portfolio of Investments detail for security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	41

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—94.7%
Capital Goods—7.0%
Actuant Corp., Class A	58,960	$2,106,051
Cubic Corp.	21,860	1,097,591
Dover Corp.	90,125	7,665,131
Fluor Corp.	32,388	2,054,371
Foster Wheeler AG *	48,840	1,132,111
Huntington Ingalls Industries, Inc.	29,885	1,892,318
Illinois Tool Works, Inc.	53,815	3,846,158
Masco Corp.	119,870	2,267,940
MRC Global, Inc. *	54,340	1,426,425
Parker Hannifin Corp.	45,992	4,596,900
Raytheon Co.	36,320	2,738,891
Stanley Black & Decker, Inc.	28,975	2,470,409
Textron, Inc.	46,000	1,239,240
Timken Co.	28,505	1,597,990

		36,131,526

Communications—2.0%
IAC/InterActiveCorp.	75,580	3,710,222
Vodafone Group PLC - Sponsored ADR	208,813	6,755,101

		10,465,323

Consumer Durables—2.6%
Lear Corp.	101,978	7,010,987
Newell Rubbermaid, Inc.	102,425	2,591,353
Thor Industries, Inc.	80,950	4,147,069

		13,749,409

Consumer Non-Durables—4.5%
Activision Blizzard, Inc.	345,125	5,632,440
Brunswick Corp.	74,750	2,717,910
Electronic Arts, Inc. *	196,498	5,234,707
Jones Group, Inc., (The)	170,740	2,515,000
PepsiCo, Inc.	57,295	4,568,130
Tyson Foods, Inc., Class A	97,495	2,822,480

		23,490,667

Consumer Services—12.9%
CBS Corp., Class B non - voting shares	61,303	3,132,583
eBay, Inc. *	80,630	4,030,694
Equifax, Inc.	37,560	2,219,420
Foot Locker, Inc.	68,960	2,220,512
FTI Consulting, Inc. *	42,834	1,432,369
Interpublic Group of Cos., Inc., (The)	257,735	4,051,594
Kohl’s Corp.	124,511	6,388,659
Korn/Ferry International *	58,396	1,034,193
Macy’s, Inc.	90,310	4,012,473
Manpower, Inc.	85,785	5,563,157
Men’s Wearhouse, Inc., (The)	36,635	1,379,308
Omnicom Group, Inc.	122,685	7,440,845
Staples, Inc.	79,300	1,103,063
Target Corp.	120,000	7,597,200
Towers Watson & Co., Class A	51,498	4,235,711

	Number of Shares	Value
Consumer Services—(continued)
Viacom, Inc., Class B	81,355	$6,472,604
Walt Disney Co., (The)	75,370	4,584,757

		66,899,142

Energy—8.1%
Cameron International Corp. *	22,005	1,249,664
Canadian Natural Resources Ltd.	48,600	1,488,132
Energen Corp.	49,150	3,259,136
EOG Resources, Inc.	23,205	3,644,345
Exxon Mobil Corp.	108,250	9,435,070
Halliburton Co.	77,592	3,724,416
Occidental Petroleum Corp.	130,485	11,510,082
Phillips 66	48,170	2,750,507
Royal Dutch Shell PLC - ADR	81,520	5,265,377

		42,326,729

Finance—26.3%
ACE Ltd.	55,160	4,838,635
Alleghany Corp. *	6,087	2,356,217
American International Group, Inc. *	119,185	5,537,335
Axis Capital Holdings Ltd.	102,390	4,401,746
BB&T Corp.	208,075	7,066,227
Bond Street Holdings, Inc., Class A 144A * ‡	50,936	699,351
Bond Street Holdings, Inc., Class B 144A * ‡	12,734	174,838
Capital One Financial Corp.	164,240	10,601,692
Citigroup, Inc. #	205,997	9,955,835
Federated Investors, Inc., Class B (a)	85,850	2,331,686
Fifth Third Bancorp	218,355	3,993,713
First Southern Bancorp, Inc. Class B * ‡	17,550	97,402
Huntington Bancshares, Inc.	429,665	3,540,440
J.G. Wentworth, Inc. * ‡ ±	—	0
JPMorgan Chase & Co.	331,430	16,747,158
Loews Corp.	140,304	6,237,916
MetLife, Inc.	139,810	6,457,824
NBH Holdings Corp., Class A	117,570	2,298,494
OneBeacon Insurance Group Ltd., Class A	139,350	1,989,918
Peoples Choice Financial Corp. 144A * ‡	1,465	0
Prudential Financial, Inc.	80,460	6,024,845
Raymond James Financial, Inc.	60,040	2,511,473
SLM Corp.	164,385	3,943,596
Solar Cayman Ltd. 144A * ‡	19,375	0
State Street Corp.	116,965	7,803,905
Torchmark Corp.	63,030	4,342,137
Travelers Cos., Inc., (The)	65,880	5,263,812
Validus Holdings Ltd.	145,449	5,033,990
Wells Fargo & Co.	194,310	7,982,255
White Mountains Insurance Group Ltd.	6,440	3,604,790

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

42	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
WR Berkley Corp.	19,760	$812,531

		136,649,761

Health Care—18.0%
AbbVie, Inc.	62,895	2,679,956
Allscripts Healthcare Solutions, Inc. *	121,975	1,773,516
Amgen, Inc.	139,025	15,145,383
AstraZeneca PLC - Sponsored ADR	105,935	5,213,061
Cardinal Health, Inc.	59,575	2,995,431
CareFusion Corp. *	73,880	2,648,598
Covidien PLC	69,280	4,115,232
Endo Health Solutions, Inc. *	65,800	2,703,722
Express Scripts Holding Co. *	78,600	5,020,968
Humana, Inc.	20,970	1,930,918
Integra LifeSciences Holdings Corp. *	40,930	1,663,395
Johnson & Johnson	117,330	10,138,485
McKesson Corp.	56,435	6,851,773
Medtronic, Inc.	95,170	4,925,048
Pfizer, Inc.	320,306	9,035,832
Sanofi - ADR	168,565	8,054,036
UnitedHealth Group, Inc.	75,380	5,407,761
WellPoint, Inc.	35,540	3,025,876

		93,328,991

Real Estate Investment Trusts—0.4%
Ashford Hospitality Trust, Inc.	44,460	512,624
Colony Financial, Inc.	46,250	914,363
Terreno Realty Corp.	33,325	585,187
TMST, Inc. ‡	191,097	0

		2,012,174

Technology—12.9%
Amdocs Ltd.	64,400	2,373,784
Arrow Electronics, Inc. *	83,137	3,859,220
Avnet, Inc. *	102,717	3,960,768
BancTec, Inc. 144A * ‡	14,327	13,897
CA, Inc.	174,455	5,102,809
Cisco Systems, Inc.	398,500	9,289,035
EMC Corp.	204,490	5,271,752
Flextronics International Ltd. *	747,621	6,713,637
International Business Machines Corp.	19,905	3,628,084
Lexmark International, Inc., Class A	55,525	1,896,734
LSI Corp. *	180,810	1,339,802
Microsemi Corp. *	55,280	1,422,907
Microsoft Corp.	162,115	5,414,641
NVIDIA Corp.	91,645	1,351,764
ON Semiconductor Corp. *	390,990	2,830,768
Seagate Technology PLC	64,035	2,453,821
TE Connectivity Ltd.	124,075	6,079,675
Vishay Intertechnology, Inc. *	235,730	2,887,693

	Number of Shares	Value
Technology—(continued)
WEX, Inc. *	17,635	$1,411,329

		67,302,120

TOTAL COMMON STOCK (Cost $392,433,411)		492,355,842

PREFERRED STOCK—0.0%
Finance—0.0%
First Southern Bancorp, Inc., 5.000% ‡	30	38,865

TOTAL PREFERRED STOCK (Cost $30,000)		38,865

SECURITIES LENDING COLLATERAL—0.4%
BlackRock Liquidity Fund	2,239,470	2,239,470

TOTAL SECURITIES LENDING COLLATERAL (Cost $2,239,470)		2,239,470

TOTAL INVESTMENTS—95.2% (Cost $394,702,881)		494,634,177

	Number of Contracts
OPTIONS WRITTEN ††—0.0%
Citigroup, Inc. Call Options Expires 01/18/14 Strike Price $50	(849)	(201,213)

TOTAL OPTIONS WRITTEN (Premiums received $143,481)		(201,213)

OTHER ASSETS IN EXCESS OF LIABILITIES—4.9%		25,359,696

NET ASSETS—100.0%		$519,792,660

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may only be resold to qualified institutional buyers. As of August 31, 2013, these securities amounted to $888,086 or 0.2% of net assets. These 144A securities have not been deemed illiquid.
*	—	Non-income producing.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.‘s Board of Directors. As of August 31, 2013, these securities amounted to $1,024,353 or 0.2% of net assets.
±	—	Total shares owned by the Fund as of August 31, 2013 were less than one share.
#	—	Security segregated as collateral for options written.
(a)	—	All or a portion of the security is on loan. (see Note 6 of the Notes to Financial Statements)
††	—	Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	43

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Capital Goods	$36,131,526	$36,131,526	$—	$—
Communications	10,465,323	10,465,323	—	—
Consumer Durables	13,749,409	13,749,409	—	—
Consumer Non-Durables	23,490,667	23,490,667	—	—
Consumer Services	66,899,142	66,899,142	—	—
Energy	42,326,729	42,326,729	—	—
Finance	136,649,761	135,678,170	—	971,591
Health Care	93,328,991	93,328,991	—	—
Real Estate Investment Trusts	2,012,174	2,012,174	—	—
Technology	67,302,120	67,288,223	—	13,897
Preferred Stocks	38,865	—	—	38,865
Securities Lending Collateral	2,239,470	2,239,470	—	—

Total Assets	$494,634,177	$493,609,824	$—	$1,024,353

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Options Written
Equity Contracts	$(201,213)	$(201,213)	$—	$—

Total Liabilities	$(201,213)	$(201,213)	$—	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

44	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO WPG SMALL/MICRO CAP VALUE FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—93.9%
Basic Industries—2.0%
GrafTech International Ltd. *	34,400	$269,008
GSE Holding, Inc. *	50,600	117,392
TMS International Corp.,Class A	24,000	417,840

		804,240

Capital Goods—8.4%
Flow International Corp. *	53,500	180,295
Global Power Equipment Group, Inc.	21,900	406,902
Globe Specialty Metals, Inc.	24,700	317,395
Great Lakes Dredge & Dock Corp.	75,000	504,750
LSB Industries, Inc. *	13,200	396,264
MRC Global, Inc. *	9,000	236,250
MYR Group, Inc. *	20,500	449,360
Orion Marine Group, Inc. *	26,400	259,248
Tutor Perini Corp. *	24,100	462,238
Wabash National Corp. *	19,700	205,274

		3,417,976

Consumer Durables—2.0%
Libbey, Inc. *	34,100	808,852

Consumer Non-Durables—3.5%
Chiquita Brands International, Inc. *	64,600	796,518
Dole Food Co., Inc. *	13,000	178,360
Jones Group, Inc., (The)	6,600	97,218
Matthews International Corp., Class A	7,700	284,130
Vera Bradley, Inc. * (a)	4,700	92,308

		1,448,534

Consumer Services—10.4%
ACCO Brands Corp. *	40,100	264,259
Big Lots, Inc. *	6,500	230,230
Bravo Brio Restaurant Group, Inc. *	8,900	133,322
Brink’s Co., (The)	17,400	449,442
CST Brands, Inc. *	3,400	100,300
Destination XL Group, Inc. *	34,900	211,145
FTI Consulting, Inc. *	15,300	511,632
ICF International, Inc. *	10,000	328,900
Ignite Restaurant Group, Inc. *	5,300	79,288
K12, Inc. * (a)	6,300	228,753
KAR Auction Services, Inc.	8,900	237,096
MDC Partners, Inc., Class A	30,500	682,590
Pitney Bowes, Inc. (a)	5,900	96,288
PRGX Global, Inc. *	62,700	380,589
Titan Machinery, Inc. * (a)	18,100	317,836

		4,251,670

Energy—4.7%
Approach Resources, Inc. * (a)	30,100	701,330
Bill Barrett Corp. * (a)	11,600	249,748
Comstock Resources, Inc.	9,700	141,620
EPL Oil & Gas, Inc. *	5,300	179,352
Newfield Exploration Co. *	8,300	197,706
Triangle Petroleum Corp. *	21,600	143,640

	Number of Shares	Value
Energy—(continued)
W&T Offshore, Inc.	18,800	$290,460

		1,903,856

Finance—27.4%
A.B. Watley Group, Inc. *	93,855	516
American Capital Mortgage Investment Corp.	9,300	186,372
American Equity Investment Life Holding Co.	31,800	629,958
BancorpSouth, Inc.	41,500	804,270
Central Pacific Financial Corp.	36,700	623,533
CNO Financial Group, Inc.	88,800	1,206,792
Customers Bancorp Inc *	8,800	144,144
Employers Holdings, Inc.	16,200	429,462
FBR & Co. *	21,395	573,814
First Midwest Bancorp, Inc.	20,300	305,109
FXCM, Inc., Class A (a)	5,500	104,445
Great American Group, Inc. *	25,800	6,966
Hanover Insurance Group, Inc., (The)	4,900	261,023
Home Loan Servicing Solutions Ltd.	17,600	401,280
LiqTech International, Inc. *	9,620	26,840
Maiden Holdings Ltd.	59,700	780,876
Meadowbrook Insurance Group, Inc.	135,400	809,692
Nelnet, Inc., Class A	12,900	488,652
Northfield Bancorp, Inc.	37,432	449,184
Ocwen Financial Corp. *	12,500	630,500
OmniAmerican Bancorp, Inc. *	7,600	172,900
THL Credit, Inc.	14,700	230,790
Tower Group International Ltd.	11,000	155,430
United Community Banks, Inc. *	26,700	389,286
Validus Holdings Ltd.	8,000	276,880
ViewPoint Financial Group (a)	17,300	344,097
Western Alliance Bancorp *	13,600	222,632
WSFS Financial Corp.	8,600	512,560

		11,168,003

Health Care—6.0%
Accuray, Inc. * (a)	140,000	926,800
Alere, Inc. *	18,700	582,879
Cross Country Healthcare, Inc. *	12,800	72,320
Invacare Corp.	7,100	106,571
Medical Action Industries, Inc. *	16,800	85,848
Natus Medical, Inc. *	17,100	224,865
Symmetry Medical, Inc. *	49,300	387,005
Trinity Biotech PLC - Sponsored ADR	3,600	68,508

		2,454,796

Real Estate Investment Trusts—10.0%
Campus Crest Communities, Inc.	42,900	453,882
FelCor Lodging Trust, Inc. *	34,000	187,340
Geo Group, Inc. (The)	12,900	402,609
Government Properties Income Trust	7,500	175,350
Highwoods Properties, Inc.	7,610	257,066
Kennedy-Wilson Holdings, Inc.	56,500	1,041,860

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	45

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO WPG SMALL/MICRO CAP VALUE FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Real Estate Investment Trusts—(continued)
Lexington Realty Trust	37,400	$438,328
Mack-Cali Realty Corp.	17,700	382,320
Starwood Property Trust, Inc.	13,900	346,527
Two Harbors Investment Corp.	21,800	207,318
Winthrop Realty Trust	14,400	171,072

		4,063,672

Technology—8.8%
CIBER, Inc. *	117,000	425,880
Computer Task Group, Inc.	11,600	207,408
Digi International, Inc. *	49,400	458,926
Diodes, Inc. *	6,600	164,340
Exar Corp. *	52,600	642,772
Plantronics, Inc.	4,500	194,400
RDA Microelectronics, Inc. - Sponsored ADR	19,100	217,740
Saba Software, Inc. *	66,100	657,695
Ultratech, Inc. *	21,900	619,332

		3,588,493

Transportation—5.1%
Air Transport Services Group, Inc. *	61,000	391,010
JetBlue Airways Corp. * (a)	100,500	618,075
Rand Logistics, Inc. * (a)	11,400	59,850
Scorpio Tankers, Inc.	86,100	811,923
Spirit Airlines, Inc. *	3,100	96,627
US Airways Group, Inc. *	6,400	103,424

		2,080,909

Utilities—5.6%
Aegean Marine Petroleum Network, Inc.	24,000	219,600
Cadiz, Inc. * (a)	40,600	185,136

	Number of Shares	Value
Utilities—(continued)
Empire District Electric Co. (The)	11,100	$234,987
NorthWestern Corp.	6,600	265,122
Nuverra Environmental Solutions, Inc. * (a)	115,200	264,960
Piedmont Natural Gas Co., Inc.	11,200	361,312
Portland General Electric Co.	5,200	149,812
StealthGas, Inc. *	38,700	343,656
UIL Holdings Corp.	7,200	271,872

		2,296,457

TOTAL COMMON STOCK (Cost $29,631,519)		38,287,458

SECURITIES LENDING COLLATERAL—8.3%
BlackRock Liquidity Fund	3,362,286	3,362,286

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,362,286)		3,362,286

TOTAL INVESTMENTS—102.2% (Cost $32,993,805)		41,649,744

LIABILITIES IN EXCESS OF OTHER ASSETS—(2.2)%		(895,494)

NET ASSETS—100.0%		$40,754,250

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income Producing
(a)	—	All or a portion of the security is on loan. (See Note 6 of the Notes to Financial Statements)

A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stock *	$38,287,458	$38,287,458	$—	$—
Securities Lending Collateral	3,362,286	3,362,286	—	—

Total Assets	$41,649,744	$41,649,744	$—	$—

*	See Portfolio of Investments detail for industry and security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

46	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—97.8%
Bermuda—2.0%
Axis Capital Holdings Ltd.	1,935	$83,186
Catlin Group Ltd.	7,660	55,468
Validus Holdings Ltd.	2,755	95,351

		234,005

Canada—0.7%
Barrick Gold Corp.	1,400	26,729
Canadian Natural Resources Ltd.	1,795	54,772

		81,501

China—1.6%
Labixiaoxin Snacks Group Ltd.	100,000	53,299
Lenovo Group Ltd.	138,000	133,080

		186,379

France—4.9%
Atos	2,785	206,943
AXA SA	3,810	83,039
LISI	690	89,935
Sanofi	860	82,419
Teleperformance SA	2,340	105,330

		567,666

Germany—8.4%
Allianz SE, Registered Shares	625	89,542
Aurelius AG	3,020	80,626
Bayer AG, Registered Shares	640	71,133
Bayerische Motoren Werke AG	1,350	127,242
Fresenius SE & Co. KGaA	1,210	145,620
Henkel AG & Co. KGaA	3,025	246,025
Muenchener Rueckversicherungs AG, Registered Shares	305	55,577
NORMA Group AG	2,278	91,643
Rheinmetall AG	1,245	61,182

		968,590

Hong Kong—2.0%
Cheung Kong Holdings Ltd.	9,000	128,043
Hutchison Whampoa Ltd.	9,000	104,034

		232,077

Ireland—2.5%
Beazley PLC	16,195	50,003
Covidien PLC	930	55,242
Smurfit Kappa Group PLC	8,770	178,369

		283,614

Japan—5.2%
Aisin Seiki Co. Ltd.	1,900	72,524
Fuji Seal International, Inc.	2,000	56,769
Inpex Corp.	12	54,110
ITOCHU Corp.	4,500	50,658
Nippon Telegraph & Telephone Corp.	1,100	55,805
Softbank Corp.	2,030	126,644
Toho Holdings Co. Ltd.	4,000	65,498
Toyoda Gosei Co. Ltd.	2,700	64,909

	Number of Shares	Value
Japan—(continued)
Toyota Motor Corp.	900	$54,136

		601,053

Netherlands—0.5%
Aegon NV	7,975	56,767

South Korea—1.9%
Hyundai Motor Co.	765	170,591
Samsung Electronics Co. Ltd.	42	51,492

		222,083

Switzerland—5.5%
ACE Ltd.	1,350	118,422
Georg Fischer AG, Registered Shares	195	105,670
Novartis AG, Registered Shares	1,680	122,388
Roche Holding AG, Participation Certificate	780	194,427
Swiss Re AG	1,110	85,064

		625,971

Taiwan—0.5%
MediaTek, Inc.	5,000	61,028

Thailand—0.9%
Bangkok Bank PCL	17,700	97,935

United Kingdom—12.1%
Berendsen PLC	9,825	131,011
BHP Billiton PLC	2,605	75,767
Daily Mail & General Trust PLC, Class A	12,495	152,878
HSBC Holdings PLC	10,487	109,798
Inchcape PLC	9,175	83,702
ITV PLC	31,955	81,521
Meggitt PLC	18,730	152,943
New Melrose PLC	24,295	111,004
Rio Tinto PLC	1,230	55,534
Royal Dutch Shell PLC, Class A	3,280	106,081
Standard Chartered PLC	6,170	137,879
WPP PLC	10,235	189,608

		1,387,726

United States—49.1%
Amgen, Inc.	1,475	160,686
Avnet, Inc. *	3,140	121,078
BB&T Corp.	3,005	102,050
Bed Bath & Beyond, Inc. *	1,180	87,013
Berkshire Hathaway, Inc., Class B *	1,265	140,693
Berry Plastics Group, Inc. *	1,040	23,930
Cardinal Health, Inc.	1,480	74,414
CareFusion Corp. *	1,590	57,002
CBS Corp., Class B non-voting shares	1,820	93,002
Cisco Systems, Inc.	3,685	85,897
Citigroup, Inc.	3,960	191,387
Comcast Corp., Class A	3,575	150,472
Crown Holdings, Inc. *	3,505	152,327
CVS Caremark Corp.	4,595	266,740
DIRECTV *	1,435	83,488

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	47

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United States—(continued)
Dover Corp.	790	$67,190
EMC Corp.	4,595	118,459
Energen Corp.	1,250	82,888
EOG Resources, Inc.	400	62,820
Everest Re Group Ltd.	1,055	144,482
Exxon Mobil Corp.	1,910	166,476
Fifth Third Bancorp	3,705	67,764
Fluor Corp.	1,150	72,945
Foot Locker, Inc.	1,710	55,062
Graphic Packaging Holding Co. *	28,365	235,713
Halliburton Co.	1,285	61,680
Honeywell International, Inc.	1,365	108,613
Humana, Inc.	635	58,471
IAC/InterActiveCorp.	1,855	91,062
JPMorgan Chase & Co.	3,145	158,917
Lear Corp.	2,650	182,188
Liberty Global, Inc., Class C *	2,785	204,781
LSI Corp. *	13,085	96,960
Macy’s, Inc.	6,175	274,355
McKesson Corp.	1,830	222,180
Microsoft Corp.	2,750	91,850
NetApp, Inc.	2,295	95,334
Newmont Mining Corp.	1,500	47,655
Occidental Petroleum Corp.	1,645	145,105

	Number of Shares	Value
United States—(continued)
ON Semiconductor Corp. *	9,735	$70,481
Pfizer, Inc.	2,850	80,399
Phillips 66	1,010	57,671
Rite Aid Corp. *	27,250	94,285
Schlumberger Ltd.	740	59,896
Symantec Corp.	4,415	113,068
Towers Watson & Co., Class A	1,760	144,760
Wells Fargo & Co.	4,335	178,082
Western Digital Corp.	2,260	140,120

		5,641,891

TOTAL COMMON STOCK (Cost $9,598,929)		11,248,286

TOTAL INVESTMENTS—97.8% (Cost $9,598,929)		11,248,286

OTHER ASSETS IN EXCESS OF LIABILITIES—2.2%		248,000

NET ASSETS—100.0%		$11,496,286

PCL	—	Public Company Limited
PLC	—	Public Limited Company
*	—	Non-income producing.

A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Bermuda	$234,005	$178,537	$55,468	$—
Canada	81,501	81,501	—	—
China	186,379	—	186,379	—
France	567,666	89,935	477,731	—
Germany	968,590	80,626	887,964	—
Hong Kong	232,077	—	232,077	—
Ireland	283,614	55,242	228,372	—
Japan	601,053	—	601,053	—
Netherlands	56,767	—	56,767	—
South Korea	222,083	—	222,083	—
Switzerland	625,971	118,422	507,549	—
Taiwan	61,028	—	61,028	—
Thailand	97,935	—	97,935	—
United Kingdom	1,387,726	—	1,387,726	—
United States	5,641,891	5,641,891	—	—

Total Assets	$11,248,286	$6,246,154	$5,002,132	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

48	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—94.6%
Australia—0.6%
Australia & New Zealand Banking Group Ltd.	2,375	$62,353

Belgium—1.5%
Ageas	4,345	170,861

Bermuda—0.7%
Catlin Group Ltd.	11,050	80,016

Canada—2.4%
Barrick Gold Corp.	1,715	32,743
Canadian Natural Resources Ltd.	2,650	80,861
CGI Group, Inc., Class A *	1,960	65,036
Suncor Energy, Inc.	2,485	83,754

		262,394

China—2.2%
Labixiaoxin Snacks Group Ltd.	146,000	77,816
Lenovo Group Ltd.	174,000	167,796

		245,612

France—14.0%
Atos	4,075	302,799
AXA SA	5,640	122,924
Cap Gemini SA	2,760	151,174
Havas SA	13,080	94,945
LISI	1,125	146,634
Publicis Groupe SA	1,915	142,429
Sanofi	1,565	149,984
Teleperformance SA	3,805	171,273
Total SA	4,870	269,681

		1,551,843

Germany—12.4%
Allianz SE, Registered Shares	1,085	155,444
Aurelius AG	4,720	126,011
Bayer AG, Registered Shares	865	96,141
Bayerische Motoren Werke AG	1,655	155,990
Fresenius SE & Co. KGaA	1,890	227,457
Henkel AG & Co. KGaA	4,195	341,182
Muenchener Rueckversicherungs AG, Registered Shares	415	75,621
NORMA Group AG	3,636	146,276
Rheinmetall AG	1,195	58,725

		1,382,847

Hong Kong—3.7%
AMVIG Holdings Ltd.	180,000	79,155
Cheung Kong Holdings Ltd.	12,000	170,723
Hutchison Whampoa Ltd.	14,000	161,830

		411,708

Ireland—2.6%
Beazley PLC	18,710	57,768
Smurfit Kappa Group PLC	11,195	227,691

		285,459

Japan—12.2%
Aisin Seiki Co. Ltd.	2,900	110,695

	Number of Shares	Value
Japan—(continued)
Anritsu Corp.	3,700	$44,907
Brother Industries Ltd.	8,300	83,957
Fuji Seal International, Inc.	3,500	99,346
Inpex Corp.	19	85,674
ITOCHU Corp.	7,800	87,806
Kaken Pharmaceutical Co. Ltd.	6,000	91,519
Komatsu Ltd.	2,500	54,297
Nippon Telegraph & Telephone Corp.	1,700	86,244
Seven & I Holdings Co. Ltd.	1,800	61,624
Softbank Corp.	2,910	181,544
Toho Holdings Co. Ltd.	5,900	96,610
Toyoda Gosei Co. Ltd.	4,300	103,374
Toyota Motor Corp.	1,600	96,242
TS Tech Co. Ltd.	2,000	66,932

		1,350,771

Netherlands—3.0%
Aegon NV	18,835	134,071
Koninklijke Ahold NV	12,325	196,352

		330,423

Singapore—2.3%
M1 Ltd.	31,000	78,118
OSIM International Ltd.	35,000	54,570
United Overseas Bank Ltd.	8,000	124,391

		257,079

South Korea—3.4%
Hyundai Motor Co.	1,010	225,224
Samsung Electronics Co. Ltd.	75	91,951
SK Telecom Co. Ltd.	320	63,726

		380,901

Switzerland—7.4%
Georg Fischer AG, Registered Shares	245	132,764
Novartis AG, Registered Shares	2,645	192,688
Roche Holding AG, Participation Certificate	1,085	270,453
Swiss Re AG	2,135	163,613
Zurich Insurance Group AG	250	62,171

		821,689

Taiwan—1.5%
Delta Electronics, Inc.	15,000	67,530
MediaTek, Inc.	8,000	97,645

		165,175

Thailand—1.2%
Bangkok Bank PCL	23,900	132,240

United Kingdom—23.5%
AstraZeneca PLC	1,640	80,749
Berendsen PLC	12,860	171,481
BHP Billiton PLC	4,610	134,083
Daily Mail & General Trust PLC, Class A	15,790	193,192
DS Smith PLC	29,400	117,453

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	49

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United Kingdom—(continued)
HSBC Holdings PLC	22,135	$231,751
Inchcape PLC	12,365	112,803
Intercontinental Hotels Group PLC	1,867	52,286
ITV PLC	47,195	120,400
Meggitt PLC	37,322	304,760
New Melrose PLC	31,300	143,010
Rexam PLC	17,130	129,567
Rio Tinto PLC	1,430	64,564
Royal Dutch Shell PLC, Class A	7,475	241,755
Standard Chartered PLC	8,770	195,980
Vodafone Group PLC	17,840	57,472

	Number of Shares	Value
United Kingdom—(continued)
WPP PLC	14,150	$262,135

		2,613,441

TOTAL COMMON STOCK (Cost $ 8,897,622)		10,504,812

TOTAL INVESTMENTS—94.6% (Cost $ 8,897,622)		10,504,812

OTHER ASSETS IN EXCESS OF LIABILITIES—5.4%		599,321

NET ASSETS—100.0%		$11,104,133

PCL	—	Public Company Limited
PLC	—	Public Limited Company
*	—	Non-income producing.

A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Australia	$62,353	$—	$62,353	$—
Belgium	170,861	—	170,861	—
Bermuda	80,016	—	80,016	—
Canada	262,394	262,394	—	—
China	245,612	—	245,612	—
France	1,551,843	146,634	1,405,209	—
Germany	1,382,847	126,011	1,256,836	—
Hong Kong	411,708	79,155	332,553	—
Ireland	285,459	—	285,459	—
Japan	1,350,771	—	1,350,771	—
Netherlands	330,423	—	330,423	—
Singapore	257,079	—	257,079	—
South Korea	380,901	—	380,901	—
Switzerland	821,689	—	821,689	—
Taiwan	165,175	—	165,175	—
Thailand	132,240	—	132,240	—
United Kingdom	2,613,441	—	2,613,441	—

Total Assets	$10,504,812	$614,194	$9,890,618	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

50	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES

	Robeco Boston Partners Small Cap Value Fund II	Robeco Boston Partners Long/Short Equity Fund	Robeco Boston Partners Long/Short Research Fund	Robeco Boston Partners All-Cap Value Fund
ASSETS
Investments in securities, at value † ^	$165,710,125	$815,241,710	$1,741,639,085	$494,634,177
Cash	2,759,028	41,834,414	132,761,358	27,229,058
Foreign currency, at value #	—	63	123,089,319	—
Receivables
Investments sold	—	5,345,129	34,204,334	—
Deposits with brokers for securities sold short	—	604,508,669	875,125,622	—
Dividends and interest	133,863	1,367,684	2,743,423	979,008
Capital shares sold	97,772	3,000,751	30,112,244	597,528
Prepaid expenses and other assets	17,256	34,141	115,351	22,765

Total assets	168,718,044	1,471,332,561	2,939,790,736	523,462,536

LIABILITIES
Securities sold short, at fair value ‡	$—	$589,335,711	$885,075,543	$—
Options written, at value *	—	1,309,375	2,225,620	201,213
Payables
Securities lending collateral	4,609,997	8,176,524	—	2,239,470
Investments purchased	69,042	13,696,035	46,216,686	397,507
Capital shares redeemed	95,356	7,003,661	726,459	433,207
Due to prime broker	—	8,572,910	126,650,405	—
Investment advisory fees	163,686	1,646,912	1,851,869	250,768
Administration and accounting fees	29,116	113,197	159,432	72,549
Custodian fees	5,203	24,904	45,373	10,341
Distribution and service fees	19,418	47,513	27,529	15,986
Dividends on securities sold-short	—	199,733	782,166	—
Printing and shareholder reporting fees	8,977	19,336	10,507	6,793
Other accrued expenses and liabilities	37,881	75,210	102,928	42,042

Total liabilities	5,038,676	630,221,021	1,063,874,517	3,669,876

Net Assets	$163,679,368	$841,111,540	$1,875,916,219	$519,792,660

NET ASSETS CONSIST OF
Par value	$8,764	$40,747	$141,120	$27,100
Paid-in capital	130,538,404	765,381,879	1,793,571,749	406,737,376
Undistributed net investment income/(accumulated net investment loss)	9,057	(640,459)	(9,689,948)	3,371,001
Accumulated net realized gain/(loss) from investments, securities sold short and written options	(11,022,051)	36,751,836	(3,390,858)	9,783,619
Net unrealized appreciation on investments, securities sold short, written options and foreign currency translation	44,145,194	39,577,537	95,284,156	99,873,564

Net Assets	$163,679,368	$841,111,540	$1,875,916,219	$519,792,660

INSTITUTIONAL CLASS
Net assets	$76,442,075	$620,804,270	$1,743,405,677	$441,856,278
Shares outstanding	4,009,814	29,644,516	131,087,179	23,023,892

Net asset value, offering and redemption price per share	$19.06	$20.94	$13.30	$19.19

INVESTOR CLASS
Net assets	$87,237,293	$220,307,270	$132,510,542	$77,936,382
Shares outstanding	4,754,201	11,102,385	10,032,604	4,075,990

Net asset value, offering and redemption price per share	$18.35	$19.84	$13.21	$19.12

† Investment in securities, at cost	$121,564,931	$685,036,231	$1,606,568,009	$394,702,881
^ Includes market value of securities on loan	$4,471,837	$7,781,631	$—	$2,155,961
# Foreign currency, at cost	$—	$67	$123,649,191	$—
‡ Proceeds received, securities sold short	$—	$497,970,502	$845,087,072	$—
* Premiums received, options written	$—	$2,046,646	$2,971,577	$143,481

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	51

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Robeco WPG Small/Micro Cap Value Fund	Robeco Boston Partners Global Equity Fund	Robeco Boston Partners International Equity Fund
ASSETS
Investments in securities, at value † ^	$41,649,744	$11,248,286	$10,504,812
Cash	2,514,593	241,820	593,285
Foreign currency, at value #	—	24,955	1,127
Receivables
Investments sold	99,674	—	—
Dividends and interest	27,821	31,896	55,813
Investment adviser	—	—	5,822
Prepaid expenses and other assets	11,367	8,506	8,503

Total assets	44,303,199	11,555,463	11,169,362

LIABILITIES
Payables
Securities lending collateral	3,362,286	—	—
Investments purchased	76,697	—	—
Capital shares redeemed	20,010	—	—
Investment advisory fees	31,746	818	—
Audit fees	24,224	27,800	27,800
Administration and accounting fees	14,539	15,794	16,671
Custodian fees	5,947	8,469	7,450
Printing and shareholder reporting fees	2,223	3,696	3,710
Other accrued expenses and liabilities	11,277	2,600	9,598

Total liabilities	3,548,949	59,177	65,229

Net Assets	$40,754,250	$11,496,286	$11,104,133

NET ASSETS CONSIST OF
Par value	$2,138	$887	$862
Paid-in capital	31,567,619	8,512,262	8,232,613
Undistributed net investment income/(accumulated net investment loss)	(114,130)	82,524	162,425
Accumulated net realized gain from investments	642,684	1,252,973	1,101,349
Net unrealized appreciation on investments, securities sold short, written options and foreign currency translation	8,655,939	1,647,640	1,606,884

Net Assets	$40,754,250	$11,496,286	$11,104,133

INSTITUTIONAL CLASS
Net assets	$40,754,250	$11,496,286	$11,104,133
Shares outstanding	2,138,288	886,588	862,040

Net asset value, offering and redemption price per share	$19.06	$12.97	$12.88

† Investment in securities, at cost	$32,993,805	$9,598,929	$8,897,622
^ Includes market value of securities on loan	$3,206,061	$—	$—
# Foreign currency, at cost	$—	$25,412	$1,132

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

52	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	FOR THE YEAR ENDED AUGUST 31, 2013

STATEMENTS OF OPERATIONS

	Robeco Boston Partners Small Cap Value Fund II	Robeco Boston Partners Long/Short Equity Fund	Robeco Boston Partners Long/Short Research Fund	Robeco Boston Partners All-Cap Value Fund
Investment Income
Dividends †	$2,599,957	$13,228,696	$12,863,869	$8,460,469
Interest	2,064	35,535	35,836	1,964
Income from securities loaned (Note 6)	37,210	159,732	—	56,663

Total investment income	2,639,231	13,423,963	12,899,705	8,519,096

Expenses
Advisory fees (Note 2)	1,448,490	17,532,119	9,734,098	3,289,840
Distribution fees (Investor Class) (Note 2)	196,938	508,812	204,881	100,302
Administration and accounting fees (Note 2)	141,293	607,010	575,781	352,048
Transfer agent fees (Note 2)	92,932	259,585	352,085	79,648
Printing and shareholder reporting fees	50,321	116,412	85,984	30,342
Registration and filing fees	39,361	104,510	104,864	56,278
Directors’ and officers’ fees	28,084	67,601	55,005	45,237
Custodian fees (Note 2)	25,913	131,706	163,806	49,390
Audit fees	24,726	35,584	37,208	27,087
Legal fees	16,497	92,936	103,676	49,047
Dividend expense on securities sold-short	—	4,731,366	6,751,272	—
Prime broker interest expense	—	9,845,575	3,135,409	—
Other expenses	5,970	13,392	28,704	10,025

Total expenses before waivers and reimbursements	2,070,525	34,046,608	21,332,773	4,089,244
Less: waivers and reimbursements	—	—	—	(1,110,198)
Plus: expenses recouped by Adviser (Note 2)	—	—	313,040	—

Net expenses after waivers and reimbursements	2,070,525	34,046,608	21,645,813	2,979,046

Net investment income/(loss)	568,706	(20,622,645)	(8,746,108)	5,540,050

Net realized gain/(loss) from:
Investments	7,727,178	93,582,920	39,188,568	13,689,174
Investments sold-short	—	(23,354,165)	(40,509,075)	—
Foreign currency transactions	—	2,337	(2,327,925)	—
Written options *	—	(5,258,760)	31,835	241,738
Net change in unrealized appreciation/(depreciation) on:
Investments	23,481,128	96,066,438	120,093,234	70,839,387
Investments sold short	—	(82,682,962)	(35,936,040)	—
Foreign currency translation	—	(4)	(684,198)	—
Written options *	—	(449,077)	693,784	437,202

Net realized and unrealized gain from investments	31,208,306	77,906,727	80,550,183	85,207,501

Net increase in net assets resulting from operations	$31,777,012	$57,284,082	$71,804,075	$90,747,551

† Net of foreign withholding taxes of	$—	$(456,651)	$(255,430)	$(128,556)

*	Primary risk is equity contracts

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	53

ROBECO INVESTMENT FUNDS	FOR THE YEAR ENDED AUGUST 31, 2013

STATEMENTS OF OPERATIONS (concluded)

	Robeco WPG Small/Micro Cap Value Fund	Robeco Boston Partners Global Equity Fund	Robeco Boston Partners International Equity Fund
Investment Income
Dividends †	$767,459	$265,591	$331,996
Interest	891	29	53
Income from securities loaned (Note 6)	25,099	—	—

Total investment income	793,449	265,620	332,049

Expenses
Advisory fees (Note 2)	367,417	104,236	101,951
Administration and accounting fees (Note 2)	77,774	81,214	83,320
Transfer agent fees (Note 2)	68,863	32,266	32,235
Custodian fees (Note 2)	32,303	30,763	31,883
Audit fees	23,646	27,800	27,800
Directors’ and officers’ fees	21,860	20,322	20,324
Registration and filing fees	20,996	37,649	37,634
Printing and shareholder reporting fees	3,439	1,960	1,957
Legal fees	3,236	6,122	4,842
Other expenses	7,134	10,475	18,737

Total expenses before waivers and reimbursements	626,668	352,807	360,683
Less: waivers and reimbursements	—	(202,243)	(213,420)

Net expenses after waivers and reimbursements	626,668	150,564	147,263

Net investment income	166,781	115,056	184,786

Net realized gain/(loss) from:
Investments	6,470,040	1,394,810	1,241,686
Foreign currency transactions	—	(13,408)	(16,125)
Net change in unrealized appreciation/(depreciation) on:
Investments	5,215,538	657,391	827,578
Foreign currency translation	—	(1,921)	(315)

Net realized and unrealized gain from investments	11,685,578	2,036,872	2,052,824

Net increase in net assets resulting from operations	$11,852,359	$2,151,928	$2,237,610

† Net of foreign withholding taxes of	$(9,107)	$(11,062)	$(24,466)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

54	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

	Robeco Boston Partners Small Cap Value Fund II		Robeco Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$568,706	$233,722	$(20,622,645)	$(15,770,719)
Net realized gain/(loss) from investments, securities sold short, written options and foreign currency	7,727,178	(828,497)	64,972,332	58,412,920
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, written options and foreign currency	23,481,128	18,804,774	12,934,395	29,477,221

Net increase in net assets resulting from operations	31,777,012	18,209,999	57,284,082	72,119,422

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(330,981)	(119,144)	—	—
Investor Class	(239,393)	(104,488)	—	—
Net realized gains
Institutional Class	—	—	(31,483,030)	(38,698,443)
Investor Class	—	—	(11,609,468)	(14,040,805)

Net decrease in net assets from dividends and distributions to shareholders	(570,374)	(223,632)	(43,092,498)	(52,739,248)

Capital transactions:
Institutional Class
Proceeds from shares sold	19,307,982	24,118,444	194,729,408	188,461,565
Reinvestment of distributions	315,205	109,724	22,073,849	24,911,474
Shares redeemed	(11,010,452)	(6,282,691)	(112,476,432)	(68,565,103)
Redemption fees (Note 8)	—	1,412	226,043	279,385
Investor Class
Proceeds from shares sold	22,599,993	11,673,749	74,413,011	50,975,538
Reinvestment of distributions	236,002	103,165	11,016,840	13,855,744
Shares redeemed	(19,269,204)	(28,082,121)	(39,083,760)	(26,573,638)
Redemption fees (Note 8)	—	2,910	79,485	97,223

Net increase in net assets from capital transactions	12,179,526	1,644,592	150,978,444	183,442,188

Total increase in net assets	43,386,164	19,630,959	165,170,028	202,822,362
Net assets
Beginning of year	120,293,204	100,662,245	675,941,512	473,119,150

End of year	$163,679,368	$120,293,204	$841,111,540	$675,941,512

Undistributed net investment income/(loss), end of year	$9,057	$10,163	$(640,459)	$(361,602)

Share transactions:
Institutional Class
Shares sold	1,111,634	1,618,535	9,225,509	9,437,817
Shares reinvested	19,314	8,480	1,094,171	1,331,452
Shares redeemed	(622,538)	(460,403)	(5,349,876)	(3,444,240)

Net increase	508,410	1,166,612	4,969,804	7,325,029

Investor Class
Shares sold	1,361,719	863,982	3,725,052	2,664,682
Shares reinvested	15,003	8,267	575,283	775,797
Shares redeemed	(1,147,672)	(2,013,569)	(1,956,277)	(1,400,109)

Net increase/(decrease)	229,050	(1,141,320)	2,344,058	2,040,370

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	55

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Robeco Boston Partners Long/Short Research Fund		Robeco Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(8,746,108)	$(1,848,189)	$5,540,050	$3,584,312
Net realized gain/(loss) from investments, securities sold short, written options and foreign currency	(3,616,597)	4,665,974	13,930,912	(445,056)
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, written options and foreign currency	84,166,780	13,198,959	71,276,589	39,690,157

Net increase in net assets resulting from operations	71,804,075	16,016,744	90,747,551	42,829,413

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	—	—	(5,354,408)	(1,665,830)
Investor Class	—	—	(396,553)	(146,798)
Net realized gains
Institutional Class	(3,652,979)	(496,066)	(1,983,575)	(12,924,039)
Investor Class	(626,444)	(186,172)	(170,547)	(1,628,060)

Net decrease in net assets from dividends and distributions to shareholders	(4,279,423)	(682,238)	(7,905,083)	(16,364,727)

Capital transactions:
Institutional Class
Proceeds from shares sold	1,560,210,535	237,705,311	94,185,087	140,521,621
Reinvestment of distributions	3,332,064	442,616	6,790,733	13,713,736
Shares redeemed	(134,081,253)	(33,289,835)	(78,414,413)	(44,807,044)
Redemption fees (Note 8)	69,975	19,341	—	—
Investor Class
Proceeds from shares sold	86,157,330	35,745,671	54,038,094	7,344,224
Reinvestment of distributions	616,804	186,154	542,146	1,722,851
Shares redeemed	(10,387,646)	(11,227,285)	(9,265,249)	(12,435,219)
Redemption fees (Note 8)	7,497	4,921	—	—

Net increase in net assets from capital transactions	1,505,925,306	229,586,894	67,876,398	106,060,169

Total increase in net assets	1,573,449,958	244,921,400	150,718,866	132,524,855
Net assets
Beginning of year	302,466,261	57,544,861	369,073,794	236,548,939

End of year	$1,875,916,219	$302,466,261	$519,792,660	$369,073,794

Undistributed net investment income/(loss), end of year	$(9,689,948)	$(29,832)	$3,371,001	$3,583,004

Share transactions:
Institutional Class
Shares sold	119,828,386	20,665,614	5,222,054	9,519,203
Shares reinvested	269,806	41,327	427,359	1,020,367
Shares redeemed	(10,349,319)	(2,881,560)	(4,718,642)	(3,094,953)

Net increase	109,748,873	17,825,381	930,771	7,444,617

Investor Class
Shares sold	6,723,198	3,133,404	2,941,809	498,216
Shares reinvested	50,187	17,430	34,205	128,571
Shares redeemed	(813,591)	(997,992)	(525,121)	(852,778)

Net increase/(decrease)	5,959,794	2,152,842	2,450,893	(225,991)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

56	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Robeco WPG Small/Micro Cap Value Fund		Robeco Boston Partners Global Equity Fund
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2013	For the Period Ended August 31, 2012*
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$166,781	$(121,160)	$115,056	$98,281
Net realized gain/(loss) from investments and foreign currency	6,470,040	860,441	1,381,402	(86,127)
Net change in unrealized appreciation/(depreciation) from investments and foreign currency	5,215,538	4,882,563	655,470	992,170

Net increase in net assets resulting from operations	11,852,359	5,621,844	2,151,928	1,004,324

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(177,056)	—	(132,255)	—
Net realized gains
Institutional Class	—	—	(89,015)	—

Net decrease in net assets from dividends and distributions to shareholders	(177,056)	—	(221,270)	—

Capital transactions:
Institutional Class
Proceeds from shares sold	1,279,852	4,572,368	10,533,433	10,229,759
Reinvestment of distributions	164,540	—	221,270	—
Shares redeemed	(9,732,943)	(6,064,647)	(12,423,048)	(110)
Redemption fees (Note 8)	—	332	—	—

Net increase/(decrease) in net assets from capital transactions	(8,288,551)	(1,491,947)	(1,668,345)	10,229,649

Total increase in net assets	3,386,752	4,129,897	262,313	11,233,973
Net assets
Beginning of period/year	37,367,498	33,237,601	11,233,973	—

End of period/year	$40,754,250	$37,367,498	$11,496,286	$11,233,973

Undistributed net investment income/(loss), end of period/year	$(114,130)	$(122,067)	$82,524	$104,732

Share transactions:
Institutional Class
Shares sold	69,365	351,635	864,742	1,021,365
Shares reinvested	10,726	—	19,444	—
Shares redeemed	(551,765)	(442,326)	(1,018,952)	(11)

Net increase/(decrease)	(471,674)	(90,691)	(134,766)	1,021,354

*	Inception Date of the Fund was December 30, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	57

ROBECO INVESTMENT FUNDS	AUGUST 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Robeco Boston Partners International Equity Fund
	For the Year Ended August 31, 2013	For the Period Ended August 31, 2012*
Increase/(decrease) in net assets from operations:
Net investment income	$184,786	$149,856
Net realized gain/(loss) from investments and foreign currency	1,225,561	(134,895)
Net change in unrealized appreciation/(depreciation) from investments and foreign currency	827,263	779,621

Net increase in net assets resulting from operations	2,237,610	794,582

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(131,147)	—
Net realized gains
Institutional Class	(78,542)	—

Net decrease in net assets from dividends and distributions to shareholders	(209,689)	—

Capital transactions:
Institutional Class
Proceeds from shares sold	10,203,550	10,100,676
Reinvestment of distributions	209,689	—
Shares redeemed	(12,232,244)	(41)

Net increase/(decrease) in net assets from capital transactions	(1,819,005)	10,100,635

Total increase in net assets	208,916	10,895,217
Net assets
Beginning of period/year	10,895,217	—

End of period/year	$11,104,133	$10,895,217

Undistributed net investment income/(loss), end of period/year	$162,425	$116,512

Share transactions:
Institutional Class
Shares sold	852,881	1,009,475
Shares reinvested	18,218	—
Shares redeemed	(1,018,530)	(4)

Net increase/(decrease)	(147,431)	1,009,471

*	Inception Date of the Fund was December 30, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

58	ANNUAL REPORT 2013

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ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS	PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Total From Investment Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Return of Capital	Total Distributions
Robeco Boston Partners Small Cap Value Fund II
Institutional Class
8/31/13	$15.31	$0.09	$3.75	$3.84	$(0.09)	$—	$—	$(0.09)
8/31/12	12.92	0.05	2.39	2.44	(0.05)	—	—	(0.05)
8/31/11	11.02	0.03	1.91	1.94	(0.04)	—	—	(0.04)
8/31/10	10.49	0.06	0.52	0.58	(0.05)	—	—	(0.05)
8/31/09	11.87	0.11	(1.26)	(1.15)	(0.14)	(0.05)	(0.04)	(0.23)
Investor Class
8/31/13	$14.74	$0.05	$3.61	$3.66	$(0.05)	$—	$—	$(0.05)
8/31/12	12.44	0.02	2.30	2.32	(0.02)	—	—	(0.02)
8/31/11	10.62	(—)[3]	1.84	1.84	(0.02)	—	—	(0.02)
8/31/10	10.11	0.03	0.50	0.53	(0.02)	—	—	(0.02)
8/31/09	11.43	0.07	(1.20)	(1.13)	(0.11)	(0.05)	(0.03)	(0.19)
Robeco Boston Partners Long/Short Equity Fund
Institutional Class
8/31/13	$20.47	$(0.54)	$2.24	$1.70	$—	$(1.24)	$—	$(1.24)
8/31/12	19.88	(0.54)	3.15	2.61	—	(2.03)	—	(2.03)
8/31/11	17.41	(0.47)	4.55	4.08	—	(1.62)	—	(1.62)
8/31/10	15.75	(0.37)	1.98	1.61	—	—	—	—
8/31/09	15.47	(0.22)	2.98	2.76	—	(2.48)	—	(2.48)
Investor Class
8/31/13	$19.51	$(0.57)	$2.13	$1.56	$—	$(1.24)	$—	$(1.24)
8/31/12	19.08	(0.56)	3.01	2.45	—	(2.03)	—	(2.03)
8/31/11	16.80	(0.50)	4.39	3.89	—	(1.62)	—	(1.62)
8/31/10	15.31	(0.40)	1.84	1.44	—	—	—	—
8/31/09	15.17	(0.25)	2.87	2.62	—	(2.48)	—	(2.48)
Robeco Boston Partners Long/Short Research Fund
Institutional Class
8/31/13	$11.91	$(0.14)	$1.66	$1.52	$—	$(0.13)	$—	$(0.13)
8/31/12	10.60	(0.13)	1.53	1.40	—	(0.09)	—	(0.09)
9/30/10** through 8/31/11	10.00	(0.12)	0.71	0.59	—	—	—	—
Investor Class
8/31/13	$11.86	$(0.18)	$1.66	$1.48	$—	$(0.13)	$—	$(0.13)
8/31/12	10.58	(0.15)	1.52	1.37	—	(0.09)	—	(0.09)
11/29/10** through 8/31/11	10.40	(0.12)	0.29	0.17	—	—	—	—

*	Calculated based on average shares outstanding for the period.
**	Inception date.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.01 per share.
[4]	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.
[5]	Annualized.
[6]	Not Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

60	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	PER SHARE OPERATING PERFORMANCE

Redemption Fees		Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$—		$19.06	25.19%	$76,442	1.29%	N/A	1.29%	0.53%	19%
—	[3]	15.31	18.98	53,604	1.30	N/A	1.36	0.37	32
—	[3]	12.92	17.59	30,172	1.30	N/A	1.37	0.22	38
—	[3]	11.02	5.47	25,736	1.30	N/A	1.39	0.51	43
—	[3]	10.49	(8.97)	21,466	1.30	N/A	1.74	1.29	66

$—		$18.35	24.90%	$87,237	1.54%	N/A	1.54%	0.28%	19%
—	[3]	14.74	18.67	66,689	1.55	N/A	1.61	0.12	32
—	[3]	12.44	17.28	70,490	1.55	N/A	1.62	(0.03)	38
—	[3]	10.62	5.26	61,260	1.55	N/A	1.63	0.25	43
—	[3]	10.11	(9.20)	43,408	1.55	N/A	2.00	0.90	66

$0.01		$20.94	8.61%	$620,804	4.30%	2.43%	4.30%	(2.58)%	67%
0.01		20.47	14.16	505,108	4.29	2.48	4.29	(2.68)	71
0.01		19.88	23.66	344,935	3.70	2.47	3.71	(2.35)	103
0.05		17.41	10.54	164,438	3.40	2.50	3.46	(2.10)	81
—	[3]	15.75	30.02	54,703	3.35	2.50	4.04	(1.85)	172

$0.01		$19.84	8.30%	$220,307	4.55%	2.68%	4.55%	(2.83)%	67%
0.01		19.51	13.90	170,834	4.54	2.73	4.54	(2.93)	71
0.01		19.08	23.37	128,184	3.95	2.72	3.96	(2.60)	103
0.05		16.80	9.73	82,088	3.65	2.75	3.70	(2.35)	81
—	[3]	15.31	29.63	30,980	3.55	2.75	4.19	(2.09)	172

$—	[3]	$13.30	12.81%	$1,743,406	2.75%	1.48%	2.71%	(1.09)%	65%
—	[3]	11.91	13.32	254,170	2.81	1.54	2.84	(1.12)	53 [4]
0.01		10.60	6.00	37,237	2.70 [5]	1.74 [5]	4.05 [5]	(1.21)[5]	61 [6]

$—	[3]	$13.21	12.52%	$132,511	3.05%	1.73%	3.01%	(1.39)%	65%
—	[3]	11.86	13.06	48,296	3.00	1.79	3.04	(1.31)	53 [4]
0.01		10.58	1.73	20,308	2.99 [5]	1.98 [5]	4.08 [5]	(1.47)[5]	61 [6]

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	61

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Total From Investment Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Distributions	Redemption Fees
Robeco Boston Partners All-Cap Value Fund
Institutional Class
8/31/13	$15.57	$0.24	$3.75	$3.99	$(0.27)	$(0.10)	$(0.37)	$—
8/31/12	14.34	0.20	2.04	2.24	(0.12)	(0.89)	(1.01)	—
8/31/11	12.85	0.15	1.63	1.78	(0.10)	(0.19)	(0.29)	—
8/31/10	12.56	0.10	0.32	0.42	(0.13)	—	(0.13)	—
8/31/09	13.61	0.19	(1.03)	(0.84)	(0.12)	(0.09)	(0.21)	—
Investor Class
8/31/13	$15.50	$0.20	$3.75	$3.95	$(0.23)	$(0.10)	$(0.33)	$—
8/31/12	14.28	0.16	2.03	2.19	(0.08)	(0.89)	(0.97)	—
8/31/11	12.79	0.11	1.63	1.74	(0.06)	(0.19)	(0.25)	—
8/31/10	12.52	0.07	0.31	0.38	(0.11)	—	(0.11)	—
8/31/09	13.56	0.16	(1.03)	(0.87)	(0.08)	(0.09)	(0.17)	—
Robeco WPG Small/Micro Cap Value Fund
Institutional Class
8/31/13	$14.32	$0.07	$4.74	$4.81	$(0.07)	$—	$(0.07)	$—
8/31/12	12.31	(0.05)	2.06	2.01	—	—	—	—	[3]
8/31/11	11.65	(0.06)	0.72	0.66	—	—	—	—
8/31/10	10.57	(0.05)	1.16	1.11	(0.03)	—	(0.03)	—	[3]
8/31/09	12.18	0.03	(1.62)	(1.59)	(0.01)	(0.01)	(0.02)	—
Robeco Boston Partners Global Equity Fund
Institutional Class
8/31/13	$11.00	$0.12	$2.07	$2.19	$(0.13)	$(0.09)	$(0.22)	$—
12/30/11** through 8/31/12	10.00	0.10	0.90	1.00	—	—	—	—
Robeco Boston Partners International Equity Fund
Institutional Class
8/31/13	$10.79	$0.20	$2.10	$2.30	$(0.13)	$(0.08)	$(0.21)	$—
12/30/11** through 8/31/12	10.00	0.15	0.64	0.79	—	—	—	—

*	Calculated based on average shares outstanding, unless otherwise noted.
**	Inception date.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees are reflected in total return calculations.
[3]	Amount is less than $0.01.
[4]	Annualized.
[5]	Not Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

62	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (concluded)	PER SHARE OPERATING PERFORMANCE

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers and Reimbursements	Ratio of Expenses to Average Net Assets Without Waivers and Reimbursements	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$19.19	26.11%	$441,856	0.70%	0.97%	1.37%	32%
15.57	16.73	343,885	0.70	1.03	1.38	33
14.34	13.75	210,113	0.70	1.03	1.00	47
12.85	3.31	112,437	0.80	1.15	0.75	48
12.56	(5.88)	63,085	0.95	1.50	1.79	55

$19.12	25.93%	$77,936	0.95%	1.22%	1.12%	32%
15.50	16.44	25,189	0.95	1.28	1.13	33
14.28	13.55	26,436	0.95	1.28	0.75	47
12.79	3.01	13,016	1.03	1.39	0.55	48
12.52	(6.15)	5,187	1.20	1.75	1.51	55

$19.06	33.71%	$40,754	1.54%	1.54%	0.41%	72%
14.32	16.33	37,367	1.70	1.70	(0.34)	84
12.31	5.67	33,238	1.67	1.72	(0.43)	85
11.65	10.54	32,394	1.69	1.77	(0.39)	94
10.57	(12.93)	35,405	1.61	1.95	0.37	137

$12.97	20.14%	$11,496	1.30%	3.05%	1.00%	102%
11.00	10.00 [5]	11,234	1.30 [4]	3.56 [4]	1.39 [4]	83 [5]

$12.88	21.52%	$11,104	1.30%	3.18%	1.63%	87%
10.79	7.90 [5]	10,895	1.30 [4]	3.77 [4]	2.16 [4]	81 [5]

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2013	63

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series trust,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has seventeen active investment portfolios, including Robeco Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Robeco Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Robeco Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Robeco Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Robeco Boston Partners Global Equity Fund (“BP Global Equity Fund”), Robeco Boston Partners International Equity Fund (“BP International Equity Fund”) (collectively “BP Funds”), and Robeco WPG Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of August 31, 2013, the BP Funds each offer two classes of shares, Institutional Class and Investor Class. As of August 31, 2013, Investor Class shares of the BP Global Equity Fund and BP International Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund is a single class fund, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 80.773 billion shares are currently classified into one hundred and forty two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

64	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of August 31, 2013 is included in each Fund’s Portfolio of Investments.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair value pricing are categorized as Level 2 in the hierarchy. Securities with an end of period value of $2,637,641 and $5,845,907 for the BP Global Equity Fund and BP International Equity Fund, respectively, transferred from Level 1 into Level 2. This transfer occurred as a result of those securities being valued utilizing the international fair value pricing at August 31, 2013.

Use of Estimates — The preparation of financial statements in conformity U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial report purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly

ANNUAL REPORT 2013	65

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Options Written — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of

66	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

the security decreases and the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received.

The BP Long/Short Equity Fund, BP Long/Short Research Fund and the BP All-Cap Value Fund had transactions in options written during the year ended August 31, 2013 as follows:

	BP Long/Short Equity Fund		BP Long/Short Research Fund		BP All-Cap Value Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at August 31, 2012	5,124	$2,513,645	340	$174,573	3,460	$762,800
Options written	3,670	4,623,064	5,383	2,971,577	849	143,481
Options closed	(4,952)	(3,989,218)	(240)	(143,263)	(849)	(148,091)
Options expired	(1,093)	(503,212)	—	—	(1,625)	(186,188)
Options exercised	(753)	(597,633)	(100)	(31,310)	(986)	(428,521)

Options outstanding at August 31, 2013	1,996	$2,046,646	5,383	$2,971,577	849	$143,481

Short Sales — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the BP All-Cap Value Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. For the year ended August 31, 2013, the BP Long/Short Equity Fund and the BP Long/Short Research Fund had net charges of $9,451,685 and $2,704,727, respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the statement of operations.

As of August 31, 2013, the BP Long/Short Equity Fund and the BP Long/Short Research Fund had securities sold short valued at $589,335,711 and $885,075,543, respectively, for which securities of $675,151,962 and $881,672,068 and cash deposits of $604,508,669 and $875,125,622, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), the BP Long/Short Equity Fund and the BP Long/Short Research Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The BP Long/Short Equity Fund and the BP Long/Short Research Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the year ended August 31, 2013:

	Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate
BP Long/Short Equity Fund	361	$68,034,447	0.58%
BP Long/Short Research Fund	365	74,476,041	0.58%

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NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2013, the BP Long/Short Equity Fund and the BP Long/Short Research Fund had borrowings of $8,572,910 and $126,650,405, respectively. Interest expenses for the year ended August 31, 2013, totaled $393,890 and $430,682, respectively.

2.	Transactions with Investment Advisers and Other Services

Robeco Investment Management, Inc. (“Robeco”) provides investment advisory services to the BP Funds and the WPG Small/Micro Cap Value Fund. For its advisory services with respect to the BP Funds, Robeco is entitled to receive 1.00% of the BP Small Cap Value Fund II’s average daily net assets, 2.25% of the BP Long/Short Equity Fund’s average daily net assets, 1.25% of the BP Long/Short Research Fund’s average daily net assets, 0.80% of the BP All-Cap Value Fund’s average daily net assets, 0.90% of BP Global Equity Fund’s average daily net assets, and 0.90% of BP International Equity Fund’s average daily net assets, each accrued daily and payable monthly.

Until December 31, 2013, Robeco has contractually agreed to limit the BP Small Cap Value Fund II, BP Long/Short Equity Fund and BP All-Cap Value Fund’s total annual operating expenses (excluding certain items discussed below) to the extent that such expenses exceed the ratios in the table below. This limit is calculated daily based on the BP Small Cap Value Fund II, BP Long/Short Equity Fund and BP All-Cap Value Fund’s average daily net assets. These limitations are effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. These contractual limitations are in effect until at least December 31, 2013 and may not be terminated without approval of the Company’s Board of Directors. Robeco may not recoup any of its waived investment advisory fees with respect to these Funds.

	Institutional	Investor
BP Small Cap Value Fund II	1.30%	1.55%
BP Long/Short Equity Fund	2.50%	2.75%
BP All-Cap Value Fund	0.70%	0.95%

For the BP Long/Short Research Fund, Robeco has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares and 1.75% of the average daily net assets attributable to the Fund’s Investor Class. This contractual limitation is in effect until at least December 31, 2013 and may not be terminated without approval of the Company’s Board of Directors. If at any time during the first three years the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s Total annual Fund operating expenses for that year are less than 1.50% for the Institutional Class and 1.75% for the Investor Class, Robeco is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by Robeco to the Fund during such three-year period. For the year ended August 31, 2013, the Fund reimbursed $313,040 to the Adviser for fees or expenses foregone in prior years. As of August 31, 2013, there were no additional advisory fees foregone which are available for reimbursement to the Adviser.

For the BP Global Equity Fund and BP International Equity Fund, Robeco had contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which each Fund’s total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.30% of the average daily net assets attributable to each Fund’s Institutional Class shares and 1.55% of the average daily net assets attributable to each Fund’s Investor Class. Effective October 1, 2013, Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which each Fund’s total annual Fund operating expenses (excluding certain items discussed below) exceeds 0.95% of the average daily net assets attributable to each Fund’s Institutional Class shares and 1.20% of the average daily net assets attributable to each Fund’s Investor Class. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated without approval of the Company’s Board of Directors. If at any time during the first three years each Fund’s Advisory Agreement with Robeco is in effect, each Fund’s total annual Fund operating expenses for that year are less than 0.95% for the Institutional Class and 1.20% for the Investor Class, Robeco is entitled to reimbursement by each Fund of the advisory fees waived and other payments remitted by Robeco to each Fund during such three-year period. As of August 31, 2013, the total fees waived and reimbursed which may be subject to possible future reimbursement to Robeco totaled $336,063 and $358,030 for the BP Global Equity Fund and BP International Equity Fund, respectively, of which $133,820 and $144,610, respectively, expires in 2015 and $202,243 and $213,420, respectively, expires in 2016.

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NOTES TO FINANCIAL STATEMENTS (continued)

For its advisory services with respect to the WPG Small/Micro Cap Value Fund, Robeco is entitled to receive advisory fees, accrued daily and paid monthly, as follows:

WPG Small/Micro Cap Value Fund	0.90% of net assets up to $300 million
0.80% of net assets $300 million to $500 million
0.75% of net assets in excess of $500 million

Until December 31, 2013, Robeco has contractually agreed to limit the WPG Small/Micro Cap Value Fund’s total annual Fund operating expenses (excluding certain items discussed below) to 1.70% as a percentage of the Fund’s average daily net assets. The contractual limitation is in effect until at least December 31, 2013 and may not be terminated without approval of the Company’s Board of Directors. Robeco may not recoup any of its waived investment advisory fees with respect to the WPG Small/Micro Cap Value Fund.

For the fiscal year ended August 31, 2013, Robeco has waived and reimbursed fees as follows:

Funds	Investment Adviser Expense Waived	Investment Adviser Reimbursement
BP Small Cap Value Fund II	$—	$—
BP Long/Short Equity Fund	—	—
BP Long/Short Research Fund	—	—
BP All-Cap Value Fund	1,110,198	—
BP WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	104,236	98,007
BP International Equity Fund	101,951	111,469

In determining Robeco’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Funds. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administrative services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets, subject to certain minimum monthly fees.

The Board of Directors of the Company has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Foreside Funds Distributors LLC (“the Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class, all as set forth in the Plans.

3.	Directors/Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2013 was $143,240. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Funds or the Company.

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ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

4.	Investment in Securities

For the fiscal year ended August 31, 2013, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

Fund	Purchases	Sales
BP Small Cap Value Fund II	$39,635,341	$25,998,162
BP Long/Short Equity Fund	510,215,278	499,256,450
BP Long/Short Research Fund	1,783,440,688	489,477,861
BP All-Cap Value Fund	183,964,748	129,577,773
WPG Small/Micro Cap Value Fund	27,799,697	37,064,349
BP Global Equity Fund	11,500,576	13,171,141
BP International Equity Fund	9,378,677	11,415,891

5.	Capital Share Transactions

As of August 31, 2013, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class of the WPG Small/Micro Cap Value Fund, which has 50,000,000 shares of $0.001 par value common stock authorized.

6.	Securities Lending

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Company’s Board of Directors, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Robeco to be of good standing and only when, in the Robeco’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. During the year ended August 31, 2013, the Funds participated in securities lending. The market value of securities on loan and collateral as of August 31, 2013 and the income generated from the program during the year ended August 31, 2013 with respect to such loans are as follows:

Fund	Market Value of Securities Loaned	Market Value of Collateral	Income Received from Securities Lending
BP Small Cap Value Fund II	$4,471,837	$4,609,997	$37,210
BP Long/Short Equity Fund	7,781,631	8,176,524	159,732
BP All-Cap Value Fund	2,155,961	2,239,470	56,663
WPG Small/Micro Cap Value Fund	3,206,061	3,362,286	25,099

7.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Robeco as applicable, based on policies and procedures established by the Company’s Board of Directors. Therefore, not all restricted securities are considered illiquid.

At August 31, 2013, the following Fund held restricted securities that were illiquid:

	Acquisition Date	Acquisition Cost	Shares	Value	% of Net Assets
BP All-Cap Value Fund
Common Stocks:
J.G.Wentworth, Inc. 144A	08/02/07-03/26/08	$181,980	—	—	0.0%
Peoples Choice Financial Corp. 144A	12/21/04-01/23/06	14,293	1,465	—	0.0
Solar Cayman Ltd. 144A	03/24/10	—	19,375	—	0.0

		$196,273		$—	0.0%

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ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

8.	Redemption Fees

There is a 1.00% redemption fee on shares redeemed which have been held 60 days or less on BP Small Cap Value Fund II, BP Long/Short Research Fund, BP Global Equity Fund and BP International Equity Fund. There is a 2.00% redemption fee on shares redeemed which have been held 365 days or less on the BP Long/Short Equity Fund. The WPG Small/Micro Cap Value Fund has a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

9.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2013, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
BP Small Cap Value Fund II	$122,472,316	$49,169,919	$(5,932,110)	$43,237,809
BP Long/Short Equity Fund	687,109,109	150,316,987	(22,184,386)	128,132,601
BP Long/Short Research Fund	1,614,516,925	150,266,399	(23,144,239)	127,122,160
BP All-Cap Value Fund	396,779,532	102,025,477	(4,170,832)	97,854,645
WPG Small/Micro Cap Value Fund	34,436,338	9,572,208	(2,358,802)	7,213,406
BP Global Equity Fund	9,608,454	1,850,862	(211,030)	1,639,832
BP International Equity Fund	8,909,912	1,792,232	(197,332)	1,594,900

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2013, were reclassified among the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, tax reclassification of distributions received, capitalization of short sale dividends, investments in partnerships and current year write-off of net operating loss.

Fund	Increase/ (Decrease) Undistributed Net Investment Income/(Loss)	Increase/ (Decrease) Accumulated Net Realized Gain/(Loss) on Investments	Increase/ (Decrease) Additional Paid-in Capital
BP Small Cap Value Fund II	$562	$(562)	$—
BP Long/Short Equity Fund	20,343,788	(20,343,788)	—
BP Long/Short Research Fund	(914,008)	2,228,394	(1,314,386)
BP All-Cap Value Fund	(1,092)	1,092	—
WPG Small/Micro Cap Value Fund	18,212	(18,212)	—
BP Global Equity Fund	(5,009)	13,408	(8,399)
BP International Equity Fund	(7,726)	16,125	(8,399)

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NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Qualified Late-year Loss Deferral	Other Temporary Differences
BP Small Cap Value Fund II	$22,625	$—	$(10,128,234)	$43,237,809	$—	$—
BP Long/Short Equity Fund	2,623,279	37,550,810	(1,264,851)	37,504,659	—	(724,983)
BP Long/Short Research Fund	—	4,241,723	—	87,335,240	(8,235,220)	(1,138,395)
BP All-Cap Value Fund	8,982,724	6,248,547	—	97,796,913	—	—
WPG Small/Micro Cap Value Fund	11,591	1,959,496	—	7,213,406	—	—
BP Global Equity Fund	967,681	377,341	—	1,638,115	—	—
BP International Equity Fund	876,880	399,184	—	1,594,594	—	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2013 and 2012 were as follows:

	2013			2012
Fund	Ordinary Income	Long-Term Gains	Total	Ordinary Income	Long-Term Gains	Total
BP Small Cap Value Fund II	$570,374	$—	$570,374	$223,632	$—	$223,632
BP Long/Short Equity Fund	28,628,366	14,464,132	43,092,498	36,839,762	15,899,486	52,739,248
BP Long/Short Research Fund	4,279,421	2	4,279,423	682,238	—	682,238
BP All-Cap Value Fund	6,966,356	938,727	7,905,083	3,635,264	12,729,463	16,364,727
WPG Small/Micro Cap Value Fund	177,056	—	177,056	—	—	—
BP Global Equity Fund	221,270	—	221,270	—	—	—
BP International Equity Fund	209,689	—	209,689	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2013.

For the fiscal year ended August 31, 2013, the Funds deferred to September 1, 2013, the following qualified late-year losses:

Fund	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
BP Small Cap Value Fund II	$—	$—	$—
BP Long/Short Equity Fund	—	—	—
BP Long/Short Research Fund	8,235,220	—	—
BP All-Cap Value Fund	—	—	—
WPG Small/Micro Cap Value Fund	—	—	—
BP Global Equity Fund	—	—	—
BP International Equity Fund	—	—	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act was August 31, 2012.

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NOTES TO FINANCIAL STATEMENTS (concluded)

As of August 31, 2013, the Funds had the following pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	August 31, 2016	August 31, 2017	August 31, 2018	Total
BP Small Cap Value Fund II	$—	$—	$10,128,234	$10,128,234
BP Long/Short Equity Fund	1,264,851	—	—	1,264,851
BP Long/Short Research Fund	—	—	—	—
BP All-Cap Value Fund	—	—	—	—
WPG Small/Micro Cap Value Fund	—	—	—	—

As of August 31, 2013, the Funds had no post-enactment capital loss carryforwards.

Due to limitations imposed by the Internal Revenue Code and the regulations thereunder, the capital losses from the BP Long/Short Equity Fund that were acquired in its reorganization with the WPG 130/30 Large Cap Core Fund on April 17, 2009, could not be fully used against its current year capital gains. The remaining loss of $1,264,851 is carried forward and $421,617 can be utilized annually against the BP Long/Short Equity Fund’s realized capital gains through August 31, 2016.

During the year ended August 31, 2013, the BP Small Cap Value Fund II, the BP Long/Short Equity Fund, the WPG Small/Micro Cap Value Fund, BP Global Equity Fund and the BP International Equity Fund utilized $5,942,963, $421,617, $4,435,716, $41,732 and $44,041, respectively, of prior year capital loss carryforwards.

10.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. In January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the ASU No. 2011-11 to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing, and securities lending transactions that are either offset in the Statement of Assets and Liabilities or are subject to an enforceable master netting arrangement or similar arrangement. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

ANNUAL REPORT 2013	73

ROBECO INVESTMENT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of The RBB Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund (seven of the series constituting The RBB Fund, Inc.) (the “Funds”) as of August 31, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund of The RBB Fund, Inc. at August 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 25, 2013

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SHAREHOLDER TAX INFORMATION (unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. During the fiscal year ended August 31, 2013, the following dividends and distributions were paid by each of the Funds:

	Ordinary Income	Long-Term Capital Gains
BP Small Cap Value Fund II	$570,374	$—
BP Long/Short Equity Fund	28,628,366	14,464,132
BP Long/Short Research Fund	4,279,421	2
BP All-Cap Value Fund	6,966,356	938,727
WPG Small/Micro Cap Value Fund	177,056	—
BP Global Equity Fund	221,270	—
BP International Equity Fund	209,689	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

The percentage of total ordinary income dividends paid qualifying for the 15% dividend income tax rate for each Fund is as follows:

BP Small Cap Value Fund II	100.00%
BP Long/Short Equity Fund	17.11%
BP Long/Short Research Fund	56.11%
BP All-Cap Value Fund	80.14%
WPG Small/Micro Cap Value Fund	100.00%
BP Global Equity Fund	58.39%
BP International Equity Fund	68.95%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	100.00%
BP Long/Short Equity Fund	13.48%
BP Long/Short Research Fund	28.55%
BP All-Cap Value Fund	73.84%
WPG Small/Micro Cap Value Fund	100.00%
BP Global Equity Fund	32.62%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP Small Cap Value Fund II	0.07%
BP All-Cap Value Fund	62.31%
WPG Small/Micro Cap Value Fund	0.11%
BP Global Equity Fund	0.01%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP Long/Short Research Fund	100.00%
BP All-Cap Value Fund	100.00%
BP Global Equity Fund	100.00%
BP International Equity Fund	100.00%

ANNUAL REPORT 2013	75

ROBECO INVESTMENT FUNDS

SHAREHOLDER TAX INFORMATION (unaudited) (concluded)

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

The Funds paid foreign taxes and recognized foreign source income as follows:

	Foreign Taxes Paid	Foreign Source Income
BP International Equity Fund	$18,839	$340,910

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

76	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Meeting Results

A special meeting of shareholders of the Company was held on June 25, 2013 to approve a new advisory agreement between the Company, on behalf of each Fund, and Robeco. Shareholders of record of each Fund on April 26, 2013 were eligible to vote at the meeting. A majority of the votes cast at the meeting approved the new advisory agreement with respect to each Fund by the following votes:

Name of Fund	Number of Shares Outstanding on Record Date	Number of Shares For	Number of Shares Against	Number of Shares Abstained
Robeco Boston Partners All-Cap Value Fund	23,682,347.91	14,545,242.52	31,059.00	38,289.57
Robeco Boston Partners Small Cap Value Fund II	8,745,144.12	3,100,054.38	32,290.71	1,468,393.98
Robeco Boston Partners Long/Short Equity Fund	38,833,863.06	19,498,394.92	130,617.09	237,576.74
Robeco Boston Partners Long/Short Research Fund	72,590,065.36	45,840,579.45	157,289.00	318,780.00
Robeco Boston Partners Global Equity Fund	877,555.02	877,555.01	—	—
Robeco Boston Partners International Equity Fund	859,169.78	859,160.70	—	—
Robeco WPG Small/Micro Cap Value Fund	2,408,786.97	1,204,634.47	82,928.23	86,529.14

Approval of Investment Advisory Agreements

A.	Approval of New Investment Advisory Agreement and Interim Investment Advisory Agreements.

At a special meeting of the Board of Directors of the Company held on April 15, 2013 (the “Special Meeting”), the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company as that term is defined in the 1940 Act (“Independent Directors”), considered the approval of (1) a new investment advisory agreement (the “New Agreement”) between Robeco Investment Management, Inc. (“Robeco”) and the Company on behalf of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund (each a “Fund” and collectively, the “Funds”), and (2) separate Interim Investment Advisory Agreements (the “Interim Agreements”) between Robeco and the Company on behalf of each Fund. The New Agreement and Interim Agreements were considered by the Board in connection with the acquisition of approximately 90% of the outstanding stock of Robeco’s parent corporation by ORIX Corporation (the “Transaction”) which, when consummated, would result in an assignment of the existing investment advisory agreements (the “Existing Agreements”) between Robeco and the Company on behalf of the Funds, resulting in the automatic termination of the Existing Agreements. The New Agreement would take effect at the time of the consummation of the Transaction provided that the shareholders of each of the Funds had approved the New Agreement. The Interim Agreements would take effect with respect to one or more of the Funds in the event that the Transaction was consummated prior to shareholder approval of the New Advisory Agreement.

ANNUAL REPORT 2013	77

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited) (continued)

In considering the approval of the New Agreement and the Interim Agreements, the Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services provided to the Funds; (2) the performance of the Funds; (3) the fact that the Transaction was not expected to affect the manner in which the Funds are advised; (4) the fact that the current portfolio management teams will continue to manage the Funds; (5) the fact that the fee structures under the New Agreement and the Interim Agreements would be identical to the fee structures under the Existing Agreements; and (6) other factors deemed relevant.

The Directors also evaluated the New Agreement and the Interim Agreements in light of all the materials provided prior to and during the Special Meeting and at other meetings throughout the past year, the presentations made during the Special Meeting, and the discussions held during the Special Meeting. The Directors considered whether the New Agreement and the Interim Agreements would be in the best interests of each Fund and its shareholders and the overall fairness of the New Agreement and the Interim Agreements. Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of the services provided by Robeco; (2) the Funds’ investment performance; (3) the cost of the services provided and the profits realized by Robeco and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been or will be realized as the Funds grow; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Funds’ shareholders. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

The Directors evaluated the nature, extent and quality of the services that Robeco would provide under the New Agreement and the Interim Agreements, which are the same services that Robeco provides under the Existing Agreements, on the basis of the functions that Robeco performs, and the quality and stability of the staff committed to those functions, Robeco’s favorable compliance record and financial condition and its background and history in providing services to the Funds under the Existing Agreements. The Directors also considered the fact that Robeco has not experienced any significant legal, compliance or regulatory difficulties. The Directors also considered representations by Robeco that the Transaction would not lead to a reduction in the quality or scope of services provided to the Funds. Based on the information provided and the Directors’ prior experience with Robeco, the Directors concluded that the nature and extent of the services that Robeco would provide under the New Agreement and the Interim Agreements, as well as the quality of those services, would be satisfactory.

The Directors also noted Robeco’s representations that following the Transaction, (1) at least 75% of the Directors would not be “interested persons” (as defined in the 1940 Act) of Robeco for a period of three years after closing of the Transaction, (2) the Transaction would not have an economic impact on Robeco’s ability to provide services to the Fund, (3) no fee increases were contemplated, and (4) neither Robeco nor any interested person of Robeco would receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f) of the 1940 Act.

The Directors examined the fee and expense information for each Fund, including a comparison of such information to other similarly situated mutual funds as determined by Lipper. The Directors also examined the total expense ratio of each Fund relative to the other mutual funds in its Lipper category. In this regard, the Directors noted that the total expenses and advisory fees, after fee waivers, of the Robeco Boston Partners All-Cap Value Fund, the Robeco Boston Partners International Equity Fund and the Robeco Boston Partners Global Equity Fund were lower than the median fees of their respective Lipper peer groups. The Directors also noted that the contractual advisory fees of the Robeco WPG Small/Micro Cap Value Fund and the Robeco Boston Partners Small Cap Value Fund II equaled the median for their respective Lipper peer groups. In connection with the Robeco Boston Partners Long/Short Equity Fund and the Robeco Boston Partners Long/Short Research Fund, whose expense structures were higher than their respective Lipper peer groups, the Directors considered management differences between the Funds and some of the funds in their Lipper peer groups and the costs of operating two separate investment portfolios. With respect to all of the Funds, the Directors noted that Robeco had contractually agreed to waive management fees and reimburse expenses through December 31, 2013 to limit total annual operating expenses to agreed upon levels for each Fund. The Directors also noted that Robeco had indicated that it had no current plans to discontinue the waiver arrangements. Based on the information provided, the Directors concluded that the amount of advisory fees that the Funds currently pay under the Existing Agreements, and would pay under the New Agreement and the Interim Agreements, to Robeco are reasonable in light of the nature and quality of the services provided.

78	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited) (continued)

The Directors reviewed information prepared by Lipper as of February 28, 2013 concerning each Fund’s investment performance, both absolutely as well as compared to other funds in the Fund’s peer group. The Directors also considered Robeco’s quarterly portfolio reviews explaining the Funds’ performance and the investment strategies it employs for the Funds. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Funds and their shareholders were likely to benefit from Robeco’s continued investment management services.

In considering the overall fairness of the New Agreement and the Interim Agreements, the Directors assessed the degree to which economies of scale would be expected to be realized if a Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the fee schedules in the New Agreement and the Interim Agreements are reasonable and appropriate.

In addition to the above factors, the Directors also discussed other benefits received by Robeco from its management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Robeco’s services, the Directors concluded that the investment advisory fees to be paid by the Funds were fair and reasonable and that the New Agreement and Interim Agreements should be approved.

B.	Approval of Continuation of Existing Agreements; Approval of Addendum No. 1 to New Agreement.

At a regular meeting of the Board of Directors of the Company held on May 15, 2013 (the “Meeting”), the Board of Directors, including all of the Independent Directors, considered the approval of (1) the continuation of the Existing Agreements and (2) Addendum No. 1 to the New Agreement (the “Addendum”) adding the Robeco Boston Partners Global Long/Short Fund (the “New Fund”) as a Fund covered by the New Agreement (the New Fund and the Funds covered by the Existing Agreements, hereinafter the “Funds”). The Board’s decision to approve the continuation of the Existing Agreements and to approve the Addendum reflects the exercise of its business judgment to continue the existing arrangement with Robeco. In approving the continuation of the Existing Agreements and in approving the Addendum, the Board considered information provided by Robeco with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the continuation of the Existing Agreements and the approval of the Addendum, the Directors took into account all the materials provided prior to and during the Meeting, and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting.

In the course of their review of the Existing Agreements and the Addendum, the Directors, among other things, considered (i) the nature, extend, and quality of Robeco’s services provided or to be provided to the Funds; (ii) descriptions of the experience and qualifications of Robeco’s personnel providing those services; (iii) Robeco’s investment philosophies and processes; (iv) Robeco’s assets under management and client descriptions; (v) Robeco’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Robeco’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) Robeco’s compliance procedures; (viii) Robeco’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper comparing each Fund’s management fee and total expense ratio to the Fund’s Lipper peer group; and (xi) a report comparing the performance of each Fund currently in operation to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided or to be provided by Robeco. The Directors concluded that Robeco had substantial resources to provide services to the Funds and that Robeco’s services had been acceptable.

The Directors also considered the investment performance of the Funds currently in operation. Information on the Funds’ investment performance was provided for one, two, three, four and five year periods ended February 28, 2013, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable.

ANNUAL REPORT 2013	79

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited) (concluded)

In reaching this conclusion, the Directors noted that the Robeco Boston Partners All-Cap Value Fund had outperformed its primary benchmark since inception and over a five-year period, and had underperformed its benchmark slightly over the past three years, but that its performance exceeded its Lipper peer group median for all periods ended February 28, 2013. The Directors also noted that the Robeco Boston Partners Long/Short Equity Fund outperformed its primary benchmark for all reported periods ended March 31, 2013, except for the one-year period, and that the Fund’s performance ranked within the 1st quintile within its Lipper performance group and universe for all periods ended February 28, 2013. The Directors further noted that while the performance of the Robeco WPG Small/Micro Cap Value Fund was below the performance of its primary benchmark since inception, it had outperformed the benchmark for the previous one, three and five-year periods, and for the quarter ended March 31, 2013.

The Directors also reviewed the performance of the Robeco Boston Partners Long/Short Research Fund. They noted that while the Fund had underperformed its benchmark since inception, they understood that the Fund’s short positions depressed the overall Fund returns, despite the strength of the long positions, and that the Fund is positioned defensively. The Directors also observed that the Robeco Boston Partners Long/Short Research Fund had significantly outperformed its Lipper performance group since its inception two years ago, ranking within the 1st quantile for the one and two-year periods ended February 28, 2013. The Directors also noted the slight underperformance of the Robeco Boston Partners Small Cap Value Fund II as compared to its benchmark for the quarter ended March 31, 2013, but recognized its outperformance as compared to the benchmark since its inception, and its outperformance as compared to its Lipper performance group for all but one of the previous five years.

The Directors also considered the performance of the Robeco Boston Partners Global Equity Fund, which outperformed its benchmark for the quarter ended March 31, 2013 and since its inception. They noted that the Fund also outperformed its Lipper performance group by over 3% for the year ended February 28, 2013. Similarly, the performance of the Robeco Boston Partners International Equity Fund was considered, with the Directors noting the Fund’s outperformance as compared to its benchmark for the quarter ended March 20, 2013 as well as since its inception. They also noted that the Fund ranked in the 1st quintile, 2nd of 9, among its Lipper performance group, outperforming the group by over 5%.

The Directors also considered the advisory fee rates payable by the Funds under the Existing Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. After reviewing the comparable fee information provided in the Lipper reports, the Directors noted that actual advisory fees were lower than the median fees of the respective peer groups for three of the Funds (Robeco Boston Partners All-Cap Fund, Robeco Boston Partners Global Equity Fund, and Robeco Boston Partners International Equity Fund), but higher than the median fees of the respective Lipper peer groups for the other Funds. The Directors considered discussions at the Meeting on the variance in fees among Funds and the higher costs of managing certain Funds due to, among other things, short sales and increased regulations. With respect to the Funds, the Directors noted that the Robeco had contractually agreed to waive management fees and reimburse expenses through December 31, 2014 (December 31, 2013 for the Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund) to limit total annual operating expense to the agreed upon levels for each Fund.

With respect to the New Fund, the Directors considered that the expenses for the Fund will be capped at 2.25%, which is higher than the category average but lower than the top end of the expense range. The Directors also considered hypothetical projected performance of the same strategy as currently managed by Robeco for the one, three, and five-year periods ended December 31, 2012 as compared to the MSCI World Index, the Morningstar Long/Short Category, and the S&P 500 Index. The Board also considered that the Fund’s proposed management fee was higher than the management fee for the Robeco Boston Partners Long/Short Research Fund but noted that the Robeco Boston Partners Global Long/Short Fund will incur higher operational expenses due to the larger pool of securities, the management and analyst talent required for international securities and exposure, and other factors.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Robeco’s services, the Directors concluded that the investment advisory fees paid or to be paid by the Funds were fair and reasonable and that the Existing Agreements should be continued for an additional period ending August 16, 2014 and the Addendum should be approved for an initial term ending August 16, 2015.

80	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

FUND MANAGEMENT (unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The Statement of Additional Information (“SAI”) includes additional information about the Directors and is available without charge by calling (888) 261-4073.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Independence Blue Cross; Intricon Corp. (producer of medical devices); Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

ANNUAL REPORT 2013	81

ROBECO INVESTMENT FUNDS

FUND MANAGEMENT (unaudited) (concluded)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS[2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky, Mr. Carnall and Mr. Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2].

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

82	ANNUAL REPORT 2013

ROBECO INVESTMENT FUNDS

PRIVACY NOTICE (unaudited)

FACTS	WHAT DO THE ROBECO INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•            Social Security number

•            account balances

•            account transactions

•            transaction history

•            wire transfer instructions

•            checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Robeco Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Robeco Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888)-261-4073 or go to www.robecoinvest.com

ANNUAL REPORT 2013	83

ROBECO INVESTMENT FUNDS

PRIVACY NOTICE (unaudited) (concluded)

What we do

How do the Robeco Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Robeco Investment Funds collect my personal information?

We collect your personal information, for example, when you

•            open an account

•            provide account information

•            give us your contact information

•            make a wire transfer

•            tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•            sharing for affiliates’ everyday business purposes – information about your creditworthiness

•            affiliates from using your information to market to you

•            sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include: • Robeco Investment Management, Inc. • Robeco Securities, LLC
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Robeco Investment Funds don’t share with nonaffiliates so they can market to you. The Robeco Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Robeco Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

84	ANNUAL REPORT 2013

INVESTMENT ADVISER

Robeco Investment Management Inc.

909 Third Avenue, 32nd Floor

New York, NY 10022

ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

PRINCIPAL

UNDERWRITER

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

COUNSEL

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

S1 FUND

of THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2013

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

S1 FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

Dear Fellow Investor,

We are pleased to enclose the annual report from the S1 Fund for your review.

The Simple Alternatives team would like to take this opportunity to thank you for your continued support and trust. We are grateful for the confidence you and your financial advisor have placed in our firm and look forward to continuing many more successful years together. We take our responsibilities seriously and will continue to put forth our greatest effort to meet the investment objectives of the S1 Fund.

For many years, foundations, endowments and other large financial institutions have relied on long/short equity funds to add ballast and provide a smoother return profile. Sophisticated financial advisors have increasingly begun utilizing long/short equity strategies like the S1 Fund in client portfolios to add diversification, and to provide potential downside protection during periods of market volatility. The S1 Fund seeks long-term capital appreciation with an emphasis on absolute (positive) returns with modest correlation to traditional financial market indices such as the S&P 500®. Our investment approach focuses on low volatility long-term compounding rather than market timing.

The Fund’s sub-advisors were able to provide a good degree of downside protection and generate alpha(1) during the one year period from September 1, 2012 to August 31, 2013. One example of this alpha generation is the fourth quarter of 2012, when the Fund returned 2.10% while the S&P 500® Index lost 1.01%. The equity market rally of early 2013 was not favorable to our strategy particularly given the Fund’s short exposure. However, this short exposure proved beneficial in a month like August where the Fund preserved capital, returning -0.29% while the S&P 500® Index was down 3.13%. Consistent with the Fund’s low risk profile, the S1 Fund’s one year return was 3.52% compared to the return of 16.10% for the S&P 500® Index. The Fund delivered this return with consistently low volatility (as measured by annualized standard deviation) of 4.39% which compared favorably to the S&P 500® Index higher volatility of 11.91%. The Fund continued to demonstrate a mild sensitivity to market direction (as measured by an average beta(2)) of 0.29. We believe a more relevant comparison, is how the S1 Fund has outperformed (net of fees) since inception against our peer group as represented by the Hedge Fund Research, Inc. (HFRI) Equity Hedge Index (see chart above).

In March of 2013, Simple Alternatives bolstered the investment team with the addition of Clark Jones to the S1 Fund’s investment committee. Clark joined Simple Alternatives from Tudor Investment Corporation where he was a long/short equity portfolio manager. Since joining the firm, Clark and I have worked closely together on portfolio oversight, risk management, and manager due diligence for the S1 Fund.

Simple Alternatives is also pleased to have added two new sub-advisors to the Fund. Garelick Capital, a long/short technology sector specialist; and Sonica Capital, a long/short retail and industrials sector specialist, both of which bring an outstanding long-term record in generating alpha to the Fund. These two new sub-advisors provide the Fund with specific exposures to sectors we believe will benefit the Fund.

We have already begun harvesting some of the fruits of these positive developments and are truly grateful for your support and participation.

Sincerely,

James K. Dilworth

Founder

Simple Alternatives

1) Alpha - The measure of the performance of a portfolio after adjusting for risk. Alpha is calculated by comparing the volatility of the portfolio and comparing it to some benchmark. The alpha is the excess return of the portfolio over the benchmark.

2) Beta - A measure of a security’s or portfolio’s volatility. A beta of 1 means that the security or portfolio is neither more nor less volatile or risky than the wider market. A beta of more than 1 indicates greater volatility and a beta of less than 1 indicates less volatility.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

S1 FUND

PERFORMANCE DATA

(UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in

S1 Fund I Shares vs. S&P 500® Index and the Hedge Fund Research, Inc. Index (“HFRI”).

The chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s I Shares made on September 30, 2010 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index and the HFRI Index are unmanaged, do not incur expenses and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2013

	One Year	Since Inception*
S1 Fund, I Shares	3.52%	1.40%
S&P 500® Index**	16.10%	13.09%
HFRI Index**	5.65%	1.96%

*	Inception date of the Fund is September 30, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call Simple Alternatives at 1-866-882-1226 for returns current to the most recent month-end.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 5.29% and the Fund’s net operating expense ratio is 4.47%. Net operating expense includes interest and dividends on short sales and acquired fund fees. The Fund’s investment adviser, Simple Alternatives, LLC, has contractually agreed until at least December 31, 2014 to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 2.95% of the average daily net assets attributable to the Fund’s I Shares. This limitation can be discontinued at any time after December 31, 2014.

S1 FUND

PERFORMANCE DATA (CONCLUDED)

(UNAUDITED)

The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. The Fund may invest in small- and medium-sized companies which involve greater risk than investing in larger, more established companies, such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

The Fund may invest in foreign or emerging markets securities which involve special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets.

The Fund may invest in debt securities which are subject to interest rate risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The Fund may also invest in high yield, lower rated (junk) bonds which involve a greater degree of risk and price fluctuation than investment grade bonds in return for higher yield potential. The Fund’s distressed debt strategy may involve a substantial degree of risk, including investments in sub-prime mortgage securities.

The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. The Fund may leverage transactions which include selling short as well as borrowing for other than temporary or emergency purposes. Leverage creates the risk of magnified capital losses.

The Fund may also invest in derivatives which can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. The Fund may invest in options and futures which are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Futures trading is very speculative, largely due to the traditional volatility of future prices.

Portfolio composition is subject to change.

S1 FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2013 through August 31, 2013 and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	I SHARES
	BEGINNING ACCOUNT VALUE MARCH 1, 2013	ENDING ACCOUNT VALUE AUGUST 31, 2013	EXPENSES PAID DURING PERIOD
Actual*	$1,000.00	$996.20	$22.34
Hypothetical (5% return before expenses)	1,000.00	1,002.82	22.41

*

Expenses equal to an annualized expense ratio for the six-month period ended August 31, 2013 of 4.44% for the I Shares of the Fund, which includes waived fees or reimbursed expenses (including dividend and interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184) then divided by 365 days. The Fund’s ending account value on the first line in the table is based on the actual six-months total return for the I Shares of the Fund of (0.38)%. These amounts include dividends paid on securities which the Fund has sold short (“short-sale dividends”) and related interest expense. The annualized amount of short-sale dividends and related interest expense was 1.48% of the Fund’s average net assets attributable to I Shares for the most recent fiscal year.

S1 FUND

PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2013

(UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund.

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCKS:
Information Technology	19.2%	$16,306,772
Consumer Discretionary	17.3	14,677,335
Real Estate Investment Trusts	12.3	10,389,350
Financials	10.0	8,461,113
Industrials	7.4	6,247,716
Materials	5.1	4,337,545
Consumer Staples	3.3	2,782,675
Telecommunication Services	2.8	2,355,854
Health Care	1.0	880,006
PURCHASED OPTIONS	1.5	1,297,264
EXCHANGE TRADED FUNDS	0.5	370,530
U.S TREASURY NOTE	0.1	105,219
FOREIGN GOVERNMENT NOTE	0.0	9,855
WRITTEN OPTIONS	(0.5)	(382,750)
EXCHANGE TRADED FUNDS SOLD SHORT	(0.7)	(565,864)
COMMON STOCKS SOLD SHORT	(40.1)	(34,037,572)
OTHER ASSETS IN EXCESS OF LIABILITIES	60.8	51,563,897

NET ASSETS	100.0%	$84,798,945

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS

AUGUST 31, 2013

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 78.4%
CONSUMER DISCRETIONARY—17.3%
Abercrombie & Fitch Co., Class A^	4,353	$153,704
Aeropostale, Inc.*^	16,864	137,104
AMC Networks, Inc., Class A*^	9,000	557,820
Ascena Retail Group, Inc.*^	12,940	211,181
Beazer Homes USA, Inc.*	25,300	428,582
Best Buy Co., Inc.	4,000	144,000
Brookfield Residential Properties, Inc.*†^	25,089	496,511
Charter Communications, Inc., Class A*^	15,200	1,845,584
Childrens Place Retail Stores, Inc., (The)*^	4,900	260,582
Chipotle Mexican Grill, Inc.*^	788	321,638
Comcast Corp., Class A	14,000	589,260
Crocs, Inc.*	7,550	101,623
Express, Inc.*	9,580	201,084
Fifth & Pacific Cos., Inc.*	1,385	33,018
Finish Line, Inc. (The), Class A	969	20,310
Foot Locker, Inc.^	9,435	303,807
Interval Leisure Group, Inc.	21,000	453,600
JC Penney Co., Inc.*	12,626	157,573
Liberty Interactive Corp., Class A*^	20,386	460,316
Liberty Ventures, Class A*^	2,404	205,879
LifeLock, Inc.*	28,384	357,922
Melco Crown Entertainment Ltd. - ADR*	19,805	538,498
Pandora Media, Inc.*^	23,093	425,373
Polaris Industries, Inc.^	2,078	226,938
Quiksilver, Inc.*	31,816	157,489
Ralph Lauren Corp.	460	76,089
Restoration Hardware Holdings, Inc.*^	4,826	335,552
Select Comfort Corp.*^	10,320	254,904
Sirius XM Canada Holdings, Inc. (Canada)	180,000	1,355,169
Sirius XM Radio, Inc.^	200,700	718,506
Sony Corp. - Sponsored ADR^	7,882	157,325
Starbucks Corp.^	2,719	191,744
Starz, Class A*	1,731	43,206
Tempur Sealy International, Inc.*^	8,571	330,069
Time Warner, Inc.	1,307	79,113
WCI Communities, Inc.*	8,900	134,835
Wet Seal, Inc. (The), Class A*	90,700	331,055
Whirlpool Corp.^	10,000	1,286,500
William Lyon Homes*	17,300	356,553
Wolverine World Wide, Inc.^	4,219	237,319

		14,677,335

CONSUMER STAPLES—3.3%
Coca-Cola Central Japan Co. Ltd. (Japan)	39,300	560,082
Estee Lauder Cos., Inc. (The), Class A	291	19,020
Japan Tobacco, Inc. (Japan)	30,700	1,036,888

	NUMBER OF SHARES	VALUE
CONSUMER STAPLES—(CONTINUED)
Tyson Foods, Inc., Class A^	40,300	$1,166,685

		2,782,675

FINANCIALS—10.0%
Altisource Portfolio Solutions SA*†	1,972	257,149
American International Group, Inc.^	7,100	329,866
Brookfield Office Properties, Inc.^	60,550	971,222
Capital & Counties Properties, PLC (United Kingdom)	18,450	90,791
Capital Bank Financial Corp., Class A*^	19,821	391,465
Dream Unlimited Corp. - Class A (Canada)*	28,250	304,681
Forest City Enterprises, Inc., Class A*^	39,287	703,237
Fox Chase Bancorp, Inc.^	15,298	258,230
Genworth Financial, Inc., Class A*	14,600	172,280
GSV Capital Corp.*^	38,524	477,698
Hampden Bancorp, Inc.^	20,640	320,333
Heritage Commerce Corp.^	49,830	342,830
Hilltop Holdings, Inc.*^	15,893	248,884
Howard Hughes Corp., (The)*^	5,850	597,870
ING Groep NV (Netherlands)*	19,200	209,042
ING US, Inc.^	48,300	1,391,040
MetroCorp Bancshares, Inc.^	41,180	416,742
Ocwen Financial Corp.*	4,830	243,625
Pacific Mercantile Bancorp*	5,400	33,696
Realogy Holdings Corp.*	8,150	344,990
Unite Group PLC (United Kingdom)	20,350	112,903
ViewPoint Financial Group	12,194	242,539

		8,461,113

HEALTH CARE—1.0%
Angiotech Pharmaceuticals, Inc.†Δ	14,450	346,800
Athenahealth, Inc.*	2,720	286,933
Pfizer, Inc.^	8,730	246,273

		880,006

INDUSTRIALS—7.4%
Avis Budget Group, Inc.*^	9,900	265,023
Baltic Trading Ltd.	160,000	710,400
Cummins, Inc.^	1,342	165,334
Eaton Corp., PLC	1,189	75,287
FedEx Corp.^	4,095	439,639
Gencorp, Inc.*^	12,370	186,416
H&E Equipment Services, Inc.	17,300	416,584
HD Supply Holdings, Inc.*	39,300	893,682
Hertz Global Holdings, Inc.*	31,900	766,557
Manitowoc Co., Inc. (The)	15,000	299,700
Pitney Bowes, Inc.	1,389	22,669
RPX Corp.*	23,075	362,047
Stanley Black & Decker, Inc.^	3,064	261,237
United Rentals, Inc.*^	20,100	1,100,877
URS Corp.	5,700	282,264

		6,247,716

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2013

	NUMBER OF SHARES	VALUE
INFORMATION TECHNOLOGY—19.2%
Angie’s List, Inc.*	18,926	$396,689
Apple, Inc.^	2,019	983,354
Aruba Networks, Inc.*^	31,636	526,106
Brightcove, Inc.*	25,289	236,452
Comverse, Inc.*^	23,713	717,318
Demandware, Inc.*	6,890	289,931
Ellie Mae, Inc.*^	17,936	520,861
Facebook, Inc., Class A*	7,484	308,940
Fortinet, Inc.*	12,123	240,035
Global Eagle Entertainment, Inc.*	28,380	250,595
Guidewire Software, Inc.*	6,056	278,334
Infoblox, Inc.*	8,170	285,133
Juniper Networks, Inc.*	15,134	286,033
LinkedIn Corp., Class A*^	1,936	464,718
LogiTech International SA*	36,261	265,068
Loral Space & Communications, Inc.^	16,880	1,115,937
LTX-Credence Corp.*^	161,000	653,660
Meru Networks, Inc.*	97,807	337,434
NQ Mobile, Inc. - ADR*	23,692	401,342
NVIDIA Corp.	21,400	315,650
OpenTable, Inc.*^	2,458	183,219
Optimal Payments, PLC (United Kingdom)*	247,000	832,533
Progress Software Corp.*	9,670	236,528
Proofpoint, Inc.*	9,088	261,825
QUALCOMM, Inc.	3,910	259,155
Rally Software Development Corp.*	10,215	263,854
Responsys, Inc.*^	25,288	362,883
Ruckus Wireless, Inc.*	31,500	428,085
Salesforce.com, Inc.*	7,651	375,894
ServiceNow, Inc.*^	13,916	652,382
Silicon Motion Technology Corp., ADR	38,667	431,524
Take-Two Interactive Software, Inc.*^	23,845	437,794
Teradyne, Inc.*^	64,000	982,400
Tessera Technologies, Inc.	16,266	298,318
VMware, Inc., Class A*	3,105	261,286
Yahoo!, Inc.*	17,893	485,259
Yelp, Inc.*	6,139	319,105
YY, Inc. - ADR*	9,152	361,138

		16,306,772

MATERIALS—5.1%
Crown Holdings, Inc.*^	16,100	699,706
Graphic Packaging Holding Co.*^	143,400	1,191,654
International Paper Co.	6,500	306,865
Owens-Illinois, Inc.*^	36,500	1,036,235
Rock-Tenn Co., Class A	5,700	633,327
Smurfit Kappa Group, PLC (Ireland)	23,000	469,758

		4,337,545

REAL ESTATE INVESTMENT TRUSTS—12.3%
Alexandria Real Estate Equities, Inc.^	11,250	693,788

	NUMBER OF SHARES	VALUE
REAL ESTATE INVESTMENT TRUSTS—(CONTINUED)
American Campus Communities, Inc.	5,550	$184,870
AvalonBay Communities, Inc.^	7,450	923,055
Blackstone Mortgage Trust, Inc., Class A	16,050	410,880
BRE Properties, Inc.	12,350	592,676
CommonWealth REIT	9,780	240,099
Concentradora Fibra Hotelera Mexicana SA de CV (Mexico)	31,150	56,210
DDR Corp.	24,800	384,896
Education Realty Trust, Inc.^	45,050	386,980
Equity Lifestyle Properties, Inc.^	20,702	719,394
Equity Residential^	18,000	934,020
General Growth Properties, Inc.	30,950	593,621
Green REIT, PLC (Ireland)*	89,400	147,694
Hudson Pacific Properties, Inc.^	37,700	752,115
Klepierre (France)	7,200	285,596
LaSalle Hotel Properties	18,700	496,111
Parkway Properties, Inc.^	32,100	524,835
Post Properties, Inc.^	27,300	1,234,779
RLJ Lodging Trust^	30,050	690,549
Spirit Realty Capital, Inc.	15,750	137,182

		10,389,350

TELECOMMUNICATION SERVICES—2.8%
InContact, Inc.*^	66,761	542,767
Vodafone Group, PLC - Sponsored ADR	36,000	1,164,600
Vodafone Group, PLC (United Kingdom)	201,300	648,487

		2,355,854

TOTAL COMMON STOCKS (Cost $61,536,199)		66,438,366

EXCHANGE TRADED FUNDS — 0.5%
CURRENCY—0.3%
Proshares Ultrashort Yen*	3,390	210,892

EQUITY—0.2%
Market Vectors Gold Miners ETF^	5,675	159,638

TOTAL EXCHANGE TRADED FUNDS (Cost $451,750)		370,530

	PAR (000’S)
FOREIGN GOVERNMENT NOTE — 0.0%
Canadian Government Bond
3.000% 12/01/15	CAD 10	$9,855

TOTAL FOREIGN GOVERNMENT NOTE (Cost $10,166)		9,855

U.S. TREASURY NOTE — 0.1%
2.625% 04/30/16^	$100	105,219

TOTAL U.S. TREASURY NOTE (Cost $101,702)		105,219

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2013

	NUMBER OF CONTRACTS	VALUE
PURCHASED OPTIONS — 1.5%
CALL OPTIONS PURCHASED — 0.5%
Eagle Materials, Inc.
Expires 09/21/13
Strike Price $70	160	$7,600
Equinix, Inc.
Expires 12/21/13
Strike Price $210	45	16,380
Manitowoc Co., Inc. (The)
Expires 09/21/13
Strike Price $22	300	3,000
United Rentals, Inc.
Expires 09/21/13
Strike Price $60	150	6,000
Vodafone Group, PLC - Sponsored ADR
Expires 01/18/14
Strike Price $30	1,400	434,000
Whirlpool Corp.
Expires 09/21/13
Strike Price $135^	80	11,200

TOTAL CALL OPTIONS PURCHASED (Cost $247,772)		478,180

PUT OPTIONS PURCHASED — 1.0%
AmTrust Financial Services, Inc.
Expires 03/22/14
Strike Price $35	150	58,500
Ebix, Inc.
Expires 09/21/13
Strike Price $19	42	32,340
iShares Russell 2000 ETF
Expires 10/19/13
Strike Price $95	1,500	213,000
NTELOS Holdings Corp.
Expires 12/21/13
Strike Price $15	330	75,900
SPDR S&P 500 ETF Trust
Expires 09/21/13
Strike Price $165^	1,000	330,000
SPDR S&P 500 ETF Trust
Expires 09/30/13
Strike Price $162^	400	109,200
Tesla Motors, Inc.
Expires 09/21/13
Strike Price $82.50	16	144

TOTAL PUT OPTIONS PURCHASED (Cost $627,849)		819,084

TOTAL PURCHASED OPTIONS — 1.5% (Cost $875,621)		1,297,264

TOTAL INVESTMENTS — 80.5% (Cost $62,975,438)		$68,221,234

	NUMBER OF SHARES	VALUE
SECURITIES SOLD SHORT — (40.8)%
COMMON STOCKS — (40.1)%
CONSUMER DISCRETIONARY—(6.9)%
Bally Technologies, Inc.*	(4,000)	$(288,520)
Brunswick Corp.	(515)	(18,725)
Carter’s, Inc.	(1,183)	(87,116)
Casio Computer Co. Ltd. (Japan)	(15,000)	(127,971)
Dick’s Sporting Goods, Inc.	(424)	(19,678)
Francesca’s Holdings Corp.*	(27,720)	(668,606)
GameStop Corp., Class A	(4,316)	(216,706)
Gannett Co., Inc.	(1,451)	(34,955)
Gap, Inc. (The)	(3,923)	(158,646)
Grand Canyon Education, Inc.*	(6,650)	(229,492)
Hanesbrands, Inc.	(2,111)	(125,562)
Hasbro, Inc.	(4,390)	(200,096)
HomeAway, Inc.*	(5,370)	(169,370)
Jarden Corp.*	(439)	(18,855)
John Wiley & Sons, Inc., Class A	(4,000)	(175,200)
KB Home	(7,000)	(112,210)
LeapFrog Enterprises, Inc.*	(20,000)	(192,400)
Lululemon Athletica, Inc.*†	(2,300)	(162,932)
McDonald’s Corp.	(1,830)	(172,679)
Morgans Hotel Group Co.*	(8,300)	(57,021)
NVR, Inc.*	(212)	(181,432)
Pandora Media, Inc.*	(7,800)	(143,676)
Panera Bread Co., Class A*	(84)	(13,778)
PulteGroup, Inc.	(9,400)	(144,666)
Scholastic Corp.	(5,200)	(153,452)
Sharp Corp. (Japan)*	(68,035)	(263,362)
Sturm Ruger & Co., Inc.	(5,000)	(261,850)
Thor Industries, Inc.	(9,000)	(461,070)
TripAdvisor, Inc.*	(3,785)	(279,976)
Tupperware Brands Corp.	(1,877)	(151,605)
Vipshop Holdings Ltd., ADR*	(4,820)	(208,706)
WH Smith PLC (United Kingdom)	(27,000)	(354,593)

		(5,854,906)

CONSUMER STAPLES—(1.1)%
Avon Products, Inc.	(1,839)	(36,357)
Colgate-Palmolive Co.	(698)	(40,324)
Energizer Holdings, Inc.	(2,028)	(200,427)
Hain Celestial Group, Inc. (The)*	(2,250)	(184,005)
Hengan International Group Co. Ltd. (China)	(13,300)	(145,336)
Kimberly-Clark Corp.	(1,259)	(117,691)
Kroger Co. (The)	(3,098)	(113,387)
Molson Coors Brewing Co., Class B	(203)	(9,904)
Philip Morris International, Inc.	(1,350)	(112,644)
Safeway, Inc.	(368)	(9,531)

		(969,606)

FINANCIALS—(3.0)%
American Homes 4 Rent, Class A*	(2,200)	(34,936)
Amtrust Financial Services, Inc.	(6,160)	(220,035)
Charles Schwab Corp. (The)	(7,500)	(156,600)
Cohen & Steers, Inc.	(3,565)	(111,228)
Eaton Vance Corp.	(5,440)	(209,712)

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2013

	NUMBER OF SHARES	VALUE
FINANCIALS—(CONTINUED)
First Financial Bankshares, Inc.	(3,450)	$(198,375)
Greenhill & Co., Inc.	(2,740)	(129,849)
Home Capital Group, Inc. (Canada)	(6,500)	(395,134)
Lazard Ltd., Class A	(3,910)	(138,492)
Legg Mason, Inc.	(6,925)	(225,201)
MSCI, Inc.*	(7,600)	(285,076)
Stewart Information Services Corp.	(5,300)	(162,127)
US Bancorp.	(4,700)	(169,811)
Wisdomtree Investments, Inc.*	(13,700)	(153,440)

		(2,590,016)

HEALTH CARE—(0.8)%
Intuitive Surgical, Inc.*	(400)	(154,608)
Masimo Corp.	(15,000)	(371,100)
Wright Medical Group, Inc.*	(5,800)	(139,606)

		(665,314)

INDUSTRIALS—(3.8)%
Acuity Brands, Inc.	(3,800)	(324,900)
Bouygues SA (France)	(7,000)	(218,574)
Brink’s Co. (The)	(11,000)	(284,130)
Caterpillar, Inc.	(1,455)	(120,096)
Control4 Corp.*	(20,828)	(422,392)
Healthcare Services Group, Inc.	(6,600)	(159,786)
Nielsen Holdings NV	(13,192)	(455,124)
Portfolio Recovery Associates, Inc.*	(4,500)	(238,680)
Proto Labs, Inc.*	(2,100)	(149,184)
Ritchie Bros Auctioneers, Inc.†	(10,000)	(185,300)
Sensata Technologies Holding NV*†	(7,500)	(279,600)
Solarcity Corp.*	(11,900)	(372,946)

		(3,210,712)

INFORMATION TECHNOLOGY—(13.9)%
Activision Blizzard, Inc.	(5,236)	(85,452)
Akamai Technologies, Inc.*	(10,674)	(490,791)
Amdocs Ltd.	(6,669)	(245,819)
Bankrate, Inc.*	(22,714)	(390,681)
Dassault Systemes SA (France)	(2,460)	(314,344)
Dolby Laboratories, Inc., Class A	(7,200)	(226,296)
Electronic Arts, Inc.*	(11,043)	(294,186)
FactSet Research Systems, Inc.	(3,821)	(391,079)
First Solar, Inc.*	(2,970)	(109,058)
Flextronics International Ltd.*	(29,813)	(267,721)
Gigamon, Inc.	(7,194)	(243,157)
Global Payments, Inc.	(8,390)	(399,784)
Hewlett-Packard Co.	(8,100)	(180,954)
Intel Corp.	(16,241)	(356,977)
International Business Machines Corp.	(1,050)	(191,384)
IPG Photonics Corp.	(2,100)	(112,896)
Microsoft Corp.	(665)	(22,211)
Model N, Inc.*	(22,273)	(320,954)
Motorola Solutions, Inc.	(7,807)	(437,270)
Neopost SA (France)	(2,100)	(147,066)
Nintendo Co. Ltd. (Japan)	(1,100)	(124,380)

	NUMBER OF SHARES	VALUE
INFORMATION TECHNOLOGY—(CONTINUED)
Nokia OYJ (Finland)*	(54,000)	$(209,509)
Nuance Communications, Inc.*	(11,352)	(216,710)
NVIDIA Corp.	(23,543)	(347,259)
OmniVision Technologies, Inc.*	(8,270)	(127,772)
OpenTable, Inc.*	(4,687)	(349,369)
Palo Alto Networks, Inc.*	(7,499)	(360,102)
Qualys, Inc.*	(18,625)	(372,314)
RealD, Inc.*	(17,634)	(144,423)
RealPage, Inc.*	(25,348)	(524,957)
Salesforce.com, Inc.*	(6,200)	(304,606)
SAP AG, Sponsored ADR	(2,877)	(212,380)
Seagate Technology., PLC	(599)	(22,954)
SolarWinds, Inc.*	(3,407)	(124,185)
SunPower Corp.*	(20,530)	(441,190)
Tableau Software, Inc., Class A*	(5,453)	(394,306)
Taiwan Semiconductor Manufacturing Co. Ltd. - Sponsored ADR	(17,000)	(281,520)
Teradata Corp.*	(12,243)	(716,950)
Ultimate Software Group, Inc.*	(1,894)	(265,558)
United Microelectronics Corp. - Sponsored ADR	(49,000)	(96,040)
ValueClick, Inc.*	(15,356)	(324,933)
VistaPrint NV*	(4,844)	(257,895)
Zebra Technologies Corp., Class A*	(6,850)	(312,360)

		(11,759,752)

REAL ESTATE INVESTMENT TRUSTS—(8.5)%
Acadia Realty Trust	(7,467)	(174,205)
AvalonBay Communities, Inc.	(1,500)	(185,850)
BioMed Realty Trust, Inc.	(23,050)	(424,350)
Boardwalk Real Estate Investment Trust (Canada)	(2,250)	(119,902)
Colony Financial, Inc.	(16,850)	(333,124)
Corio NV (Netherlands)	(3,600)	(141,416)
CubeSmart	(26,500)	(441,225)
EastGroup Properties, Inc.	(4,006)	(225,137)
Essex Property Trust, Inc.	(2,980)	(427,064)
Glimcher Realty Trust	(25,000)	(247,500)
Health Care REIT, Inc.	(8,850)	(543,744)
Highwoods Properties, Inc.	(13,950)	(471,231)
Kimco Realty Corp.	(18,700)	(374,561)
Pebblebrook Hotel Trust	(25,400)	(650,240)
Plum Creek Timber Co., Inc.	(2,258)	(100,052)
Post Properties, Inc.	(3,210)	(145,188)
Realty Income Corp.	(15,700)	(620,150)
Rouse Properties, Inc.	(9,400)	(174,276)
Silver Bay Realty Trust Corp.	(14,630)	(230,715)
Sun Communities, Inc.	(4,050)	(174,028)
Ventas, Inc.	(4,800)	(298,848)
Vornado Realty Trust	(8,700)	(707,310)

		(7,210,116)

TELECOMMUNICATION SERVICES—(2.1)%
AT&T, Inc.	(4,585)	(155,111)
Belgacom SA (Belgium)	(14,000)	(335,147)
Deutsche Telekom AG, Registered Shares (Germany)	(36,688)	(469,696)

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2013

	NUMBER OF SHARES	VALUE
TELECOMMUNICATION SERVICES—(CONTINUED)
Iliad SA (France)	(1,500)	$(359,819)
Iridium Communications, Inc.*	(12,000)	(80,280)
Orange SA (France)	(20,000)	(203,023)
Verizon Communication, Inc.	(3,674)	(174,074)

		(1,777,150)

TOTAL COMMON STOCKS SOLD SHORT (Proceeds $33,230,860)		(34,037,572)

EXCHANGE TRADED-FUNDS SOLD SHORT — (0.7)%
EQUITY—(0.7)%
Vanguard REIT ETF	(8,769)	(565,864)

		(565,864)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Proceeds $577,496)		(565,864)

TOTAL SECURITIES SOLD SHORT (Proceeds $33,808,356)		(34,603,436)

	NUMBER OF CONTRACTS
WRITTEN OPTIONS — (0.5)%
CALL OPTIONS WRITTEN—0.0%
Advanced Micro Devices, Inc.
Expires 10/19/13
Strike Price $5	(750)	(3,000)
Eagle Materials, Inc.
Expires 09/21/13
Strike Price $77.50	(160)	(1,600)
Equinix, Inc.
Expires 12/21/13
Strike Price $250	(30)	(4,500)
Whirlpool Corp.
Expires 09/21/13
Strike Price $145	(80)	(1,600)

TOTAL CALL OPTIONS WRITTEN (Premiums Received $51,799)		(10,700)

PUT OPTIONS WRITTEN—(0.5)%
Advanced Micro Devices, Inc.
Expires 10/19/13
Strike Price $4	(750)	(60,750)
iShares Russell 2000 ETF
Expires 10/19/13
Strike Price $98	(500)	(118,500)
SPDR S&P 500 ETF Trust
Expires 09/30/13
Strike Price $156	(400)	(42,800)

	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS WRITTEN—(CONTINUED)
SPDR S&P 500 ETF Trust
Expires 10/19/13
Strike Price $155	(1,000)	$(150,000)

TOTAL PUT OPTIONS WRITTEN (Premiums Received $291,484)		(372,050)

TOTAL WRITTEN OPTIONS — (0.5)% (Premiums Received $343,283)		(382,750)

OTHER ASSETS IN EXCESS OF LIABILITIES — 60.8%		51,563,897

NET ASSETS — 100.0%		$84,798,945

*Non-income producing.

†	This company is domiciled outside of the United States. The security’s functional currency is the United States dollar.
Δ	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2013, fair valued positions amounted to $346,800 or 0.4% of net assets.
^	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

ADR	American Depositary Receipt
CAD	Canadian Dollar
ETF	Exchange-traded Fund
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poors
SPDR	Standard & Poors Depositary Receipt

The accompanying notes are an integral part of the financial statements.

S1 FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2013

ASSETS
Investments, at value (cost $62,975,438)	$68,221,234
Cash	25,826,417
Foreign Cash (Cost $438,294)	444,655
Deposits held with prime broker for securities sold short and written options	35,512,284
Foreign currency deposits held with prime broker for securities sold short and written options (cost $1,153,641)	1,170,385
Receivables for:
Investments sold	4,932,019
Capital shares sold	85,091
Dividends and interest	40,297
Prepaid expenses and other assets	17,762

Total assets	136,250,144

LIABILITIES
Securities sold short, at value (proceeds $33,808,356)	34,603,436
Options written, at value (premiums received $343,283)	382,750
Foreign currency due to prime broker for securities sold short and written options (cost $7,688,947)	7,800,543
Payables for:
Investments purchased	1,944,374
Capital shares redeemed	169,425
Investment advisory fees	162,733
Directors’ and officers’ fees	451
Dividends on securities sold short	33,519
Due to prime broker	6,254,182
Other accrued expenses and liabilities	99,786

Total liabilities	51,451,199

Net Assets	$84,798,945

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$8,164
Paid-in capital	80,647,775
Accumulated net investment loss	(1,306,199)
Accumulated net realized gain from investments, securities sold short, futures transactions and written options	1,126,488
Net unrealized appreciation on investments, securities sold short, futures transactions, foreign currency translations, forward currency contracts and written options	4,322,717

Net assets	$84,798,945

I SHARES
Net assets	$84,798,945

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	8,164,240

Net asset value, offering and redemption price per share	$10.39

The accompanying notes are an integral part of the financial statements.

S1 FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

AUGUST 31, 2013

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $27,409)	$1,134,309
Interest	123,781

Total investment income	1,258,090

EXPENSES
Advisory fees (Note 2)	2,068,134
Dividend expense on securities sold short	740,203
Prime broker interest expense	374,020
Administration and accounting fees (Note 2)	123,199
Transfer agent fees (Note 2)	76,572
Printing and shareholder reporting fees	46,508
Custodian fees (Note 2)	44,060
Audit fees	43,612
Legal fees	33,999
Registration and filing fees	27,101
Directors’ and officers’ fees	24,114
Insurance fees	8,344
Other expenses	10,886

Total expenses before waivers and reimbursements	3,620,752
Less: waivers and reimbursements (Note 2)	(288,049)

Net expenses after waivers and reimbursements	3,332,703

Net investment loss	(2,074,613)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	8,671,969
Securities sold short	(6,472,903)
Futures	(64,726)
Foreign currency transactions	(6,091)
Forward currency contracts	89,578
Written options	(195,365)
Net change in unrealized appreciation/(depreciation) on:
Investments	1,916,583
Securities sold short	417,738
Futures	49,765
Foreign currency translation	(96,526)
Forward currency contracts	783
Written options	(58,208)

Net realized and unrealized gain from investments	4,252,597

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,177,984

The accompanying notes are an integral part of the financial statements.

S1 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED AUGUST 31, 2013	FOR THE YEAR ENDED AUGUST 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(2,074,613)	$(1,905,303)
Net realized gain from investments, securities sold short, futures transactions, foreign currency transactions, forward currency contracts and written options	2,022,462	459,494
Net change in unrealized appreciation on investments, securities sold short, futures transactions, foreign currency translation, forward currency contracts and written options	2,230,135	2,147,258

Net increase in net assets resulting from operations	2,177,984	701,449

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(153,211)	—

Total distributions	(153,211)	—

CAPITAL TRANSACTIONS:
I Shares
Proceeds from shares sold	36,986,724	29,018,574
Proceeds from reinvestment of distributions	149,176	—
Shares redeemed	(18,650,974)	(16,665,146)

Net increase in net assets from capital share transactions	18,484,926	12,353,428

Total increase in net assets	20,509,699	13,054,877

NET ASSETS
Beginning of period	64,289,246	51,234,369

End of period	$84,798,945	$64,289,246

Accumulated net investment loss, end of period	$(1,306,199)	$(1,253,434)

SHARE TRANSACTIONS:
I Shares
Shares sold	3,558,619	2,928,197
Shares reinvested	14,497	—
Shares redeemed	(1,799,971)	(1,681,163)

Net increase in shares	1,773,145	1,247,034

The accompanying notes are an integral part of the financial statements.

S1 FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED

AUGUST 31, 2013

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets from operations	$2,177,984

Adjustments to reconcile net increase in net assets to net cash used in operating activities:
Purchases of investments securities	(198,871,482)
Proceeds from disposition of long-term investments securities	194,522,141
Purchases to cover short sales	(101,830,081)
Proceeds from short sales	110,137,854
Net cost of purchased options	(3,191,775)
Proceeds from written options	3,646,197
Cost of closed and exercised options	(3,293,979)
Net amortization/(accretion) of premium/(discount)	(3,938)
Net realized gain on investments and investments sold short	(2,199,066)
Net unrealized appreciation, investments, investments sold short, futures, forward currency contracts and written options	(2,326,661)
Increase in deposits with brokers for securities sold short	(16,387,828)
Decrease in foreign currency deposits held with prime broker for securities sold short and written options	388,433
Increase in foreign currency due to prime broker for securities sold short and written options	7,800,543
Decrease in dividend and interest receivable	42,472
Decrease in prepaid expenses and other assets	10,939
Decrease in due to custodian	(19,040)
Decrease in variation margin payable	(9,640)
Increase in dividends payable on securities sold short	17,640
Increase in payable to investment advisor	45,096
Decrease in accrued expenses	(20,007)

Net cash used in operating activities	(9,364,198)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in due to prime broker payable	3,600,536
Net proceeds from fundshare activity	18,406,202
Distributions paid from realized capital gains	(4,035)

Net cash provided by financing activities	22,002,703

Net increase in cash and foreign currency	12,638,505
CASH:
Cash and foreign currency at beginning of the year	13,632,567

Cash and foreign currency at end of the period	$26,271,072

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense	$373,365

The accompanying notes are an integral part of the financial statements.

S1 FUND

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	I SHARES
	FOR THE YEAR ENDED AUGUST 31, 2013	FOR THE YEAR ENDED AUGUST 31, 2012	FOR THE PERIOD ENDED AUGUST 31, 2011(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$10.06	$9.96	$10.00

Net investment loss(2)	(0.29)	(0.32)	(0.29)
Net realized and unrealized gain from investments	0.64	0.42	0.25	(3)

Total from operations	0.35	0.10	(0.04)

Distributions to shareholders from:
From net realized gains	(0.02)	—	—

Total Distributions	(0.02)	—	—

Net asset value, end of period	$10.39	$10.06	$9.96

Total investment return(4)	3.52%	1.00%	(0.40	)%(5)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$84,799	$64,289	$51,234
Ratio of expenses to average net assets with waivers and reimbursements (including dividend and interest expense)	4.43%	4.42%	4.06	%(6)
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.95%	2.95%	2.95	%(6)
Ratio of expenses to average net assets without waivers and reimbursements (including dividend and interest expense)	4.81%	5.24%	6.39	%(6)
Ratio of net investment loss to average net assets	(2.76)%	(3.24)%	(3.16	)%(6)
Portfolio turnover rate	310.41%	249.27%	440.88	%(5)

(1)	The Fund commenced investment operations on September 30, 2010.
(2)	Calculated based on average shares outstanding for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into seventeen separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has seventeen active investment portfolios, including the S1 Fund (the “Fund”), which commenced investment operations on September 30, 2010. The Fund offers two classes of shares, I Shares and R Shares. As of August 31, 2013, Class R Shares have not been issued.

RBB has authorized capital of one hundred billion shares of common stock of which 80.773 billion shares are currently classified into one hundred and forty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Fund has issued shares with a par value of $0.001.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices in active markets for identical securities;

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONTINUED)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2013, in valuing the Fund’s investments carried at fair value:

	TOTAL FAIR VALUE AT AUGUST 31, 2013	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS

Common Stocks
Consumer Discretionary	$14,677,335	$14,677,335	$—	$—
Consumer Staples	2,782,675	1,185,705	1,596,970	—
Financials	8,461,113	8,048,377	412,736	—
Health Care	880,006	533,206	346,800	—
Industrials	6,247,716	6,247,716	—	—
Information Technology	16,306,772	16,306,772	—	—
Materials	4,337,545	3,867,787	469,758	—
Real Estate Investment Trusts	10,389,350	10,103,754	285,596	—
Telecommunication Services	2,355,854	1,707,367	648,487	—
Exchange Traded Funds	370,530	370,530	—	—
Foreign Government Note	9,855	—	9,855	—
U.S. Treasury Note	105,219	—	105,219	—
Asset Derivatives
Equity Contracts	1,297,264	1,297,264	—	—

Total Assets	$68,221,234	$64,345,813	$3,875,421	$—

	TOTAL FAIR VALUE AT AUGUST 31, 2013	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS

Common Stocks Sold Short
Consumer Discretionary	$(5,854,906)	$(5,108,980)	$(745,926)	$—
Consumer Staples	(969,606)	(824,270)	(145,336)	—
Financials	(2,590,016)	(2,590,016)	—	—
Health Care	(665,314)	(665,314)	—	—
Industrials	(3,210,712)	(2,992,138)	(218,574)	—
Information Technology	(11,759,752)	(10,964,453)	(795,299)	—
Real Estate Investment Trusts	(7,210,116)	(7,068,700)	(141,416)	—
Telecommunications Services	(1,777,150)	(769,284)	(1,007,866)	—
Exchange Traded Funds	(565,864)	(565,864)	—	—
Liability Derivatives
Equity Contracts	(382,750)	(382,750)	—	—

Total Liabilities	$(34,986,186)	$(31,931,769)	$(3,054,417)	$—

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONTINUED)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the fiscal year ended August 31, 2013, the Fund had no significant transfers between Levels 1, 2 and 3.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following tables provide quantitative disclosures about fair value amounts of and gains and losses on the Fund’s derivative instruments as of August 31, 2013.

The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2013 grouped by contract type and risk exposure category.

DERIVATIVE TYPE	BALANCE SHEET LOCATION	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS	TOTAL

	Asset Derivatives

Purchased Options	Investments, at value	$1,297,264	$—	$—	$—	$1,297,264

Total Value - Assets		$1,297,264	$—	$—	$—	$1,297,264

	Liability Derivatives

Written Options	Options written, at value	$(382,750)	$—	$—	$—	$(382,750)

Total Value - Liabilities		$(382,750)	$—	$—	$—	$(382,750)

The following table lists the amounts of realized gains or losses included in net increase in net assets resulting from operations for the fiscal year ended August 31, 2013, grouped by contract type and risk exposure.

DERIVATIVE TYPE	INCOME STATEMENT LOCATION	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS	TOTAL

	Realized Gain (Loss)

Purchased Options	Net realized gain (loss) from Investments	$(2,492,903)	$(46,312)	$(44,166)	$—	$(2,583,381)

Futures Contracts	Net realized gain (loss) from Futures	—	—	(64,726)	—	(64,726)

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONTINUED)

DERIVATIVE TYPE	INCOME STATEMENT LOCATION	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS	TOTAL

Forward Contracts	Net realized gain (loss) from Forward Currency Contracts	—	—	89,578	—	89,578

Written Options	Net realized gain (loss) from Written Options	(195,365)	—	—	—	(195,365)

Total Realized Gain (Loss)		$(2,688,268)	$(46,312)	$(19,314)	$—	$(2,753,894)

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the fiscal year ended August 31, 2013, grouped by contract type and risk exposure.

DERIVATIVE TYPE	INCOME STATEMENT LOCATION	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS	TOTAL

	Change in appreciation (depreciation)

Purchased Options	Net change in unrealized appreciation (depreciation) from Investments	$452,341	$(34,896)	$(15,835)	$9,032	$410,642

Futures Contracts	Net change in unrealized appreciation (depreciation) from Futures	—	—	49,765	—	49,765

Forward Contracts	Net change in unrealized appreciation (depreciation) from Forward Currency Contracts	—	—	783	—	783

Written Options	Net change in unrealized appreciation (depreciation) from Written Options	(58,208)	—	—	—	(58,208)

Total change in appreciation (depreciation)		$394,133	$(34,896)	$34,713	$9,032	$402,982

For the fiscal year ended August 31, 2013, the Fund’s average volume of derivatives is as follows:

PURCHASED OPTIONS (COST)	FORWARD FOREIGN CURRENCY CONTRACTS APPRECIATION	FUTURES NOTIONAL AMOUNT	WRITTEN OPTIONS (PROCEEDS)
$562,334	$17,725	$10,300,000	$220,598

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONTINUED)

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not seperately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CURRENCY RISK — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund holdings in foreign securities.

FOREIGN SECURITIES — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONTINUED)

professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

PURCHASED OPTIONS — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund purchases option contracts. This transaction is used to hedge against changes in interest rates, foreign exchange rates and values of equities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

OPTIONS WRITTEN — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received.

As of August 31, 2013, the Fund had options written valued at ($382,750).

The Fund had transactions in options written during the fiscal year ended August 31, 2013 as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at August 31, 2012	963	$112,519
Options written	47,471	3,646,197
Options closed	(42,521)	(3,282,692)
Options expired	(1,643)	(121,454)
Options exercised	(600)	(11,287)

Options outstanding at August 31, 2013	3,670	$343,283

SHORT SALES — When the investment adviser or a sub-adviser believes that a security is overvalued, the Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONTINUED)

borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. For the fiscal year ended August 31, 2013, the Fund had net charges of $307,189 on borrowed securities. Such amounts are included in prime broker interest expense on the Statement of Operations.

As of August 31, 2013, the Fund had securities sold short valued at $34,603,436 for which securities of $23,217,546 and cash deposits of $28,882,126 were pledged as collateral for securities sold short and written options. In accordance with the Special Custody and Pledge Agreement with Goldman Sachs & Co. (“Goldman Sachs”) (the Fund’s prime broker), the Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the fiscal year ended August 31, 2013:

DAYS UTILIZED	AVERAGE DAILY BORROWINGS		WEIGHTED AVERAGE INTEREST RATE
274	AUD	103,015	3.57%
73	CAD	943,529	1.54%
93	CHF	88,710	0.55%
215	EUR	151,382	0.59%
207	GBP	1,081,556	0.99%
204	HKD	541,237	0.65%
301	JPY	26,088,551	0.65%
235	MXN	2,465,702	4.59%
367	USD	6,501,521	0.68%

As of August 31, 2013, the Fund had borrowings of $14,054,725. Interest expense on cash borrowings for the fiscal year ended August 31, 2013 totaled $66,830.

FUTURES CONTRACTS — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONTINUED)

risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss. As of August 31, 2013, the Fund had no futures contracts.

FORWARD FOREIGN CURRENCY CONTRACTS — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. As of August 31, 2013, the Fund had no forward contracts.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expense or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

Simple Alternatives, LLC (“Simple Alternatives” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 2.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in a aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceed 2.95% of the average daily net assets of the Fund’s I Shares and 3.20% of the average daily net assets of the Fund’s R Shares, respectively. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated prior to December 31, 2014 without approval by the Company’s Board of Directors. If at any time during the first three years the Fund’s Advisory Agreement with the Adviser is in effect, the Fund’s total annual Fund operating expenses for that year are less than 2.95% or 3.20%, as applicable, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period if such reimbursement by the Fund does not cause the Fund to exceed existing expense limitations. For the fiscal year ended August 31, 2013, investment advisory fees accrued and waived were $2,068,134 and $288,049, respectively. At August 31, 2013, the amount of potential recovery by the Advisor was as follows:

EXPIRATION
2014	2015	2016
$313,683	$472,047	$288,049

Simple Alternatives has currently retained the services of Roaring Blue Lion Capital Management, LLC; Courage Capital Management, LLC; Garelick Capital Partners, L.P.; Maerisland Capital, LLC; Sonica Capital LLC; and Starwood Real Estate Securities, LLC as sub-advisers (each a “Sub-Adviser”) of the Fund. Pursuant to sub-advisory agreements

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONTINUED)

between the Adviser and each Sub-Adviser, each Sub-Adviser manages the investment and reinvestment of the portion of the Fund’s portfolio allocated to it by the Adviser. The Fund is not required to invest with any minimum number of Sub-Advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser. The Sub-Advisers are compensated by the Adviser and not by the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets subject to certain minimum monthly fees and may receive out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the fiscal year ended August 31, 2013 was $10,996. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

For the fiscal year ended August 31, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	PURCHASES	SALES
Investments in Non-U.S. Government Securities	$199,675,920	$190,141,474
Investments in U.S. Government Securities	—	8,000,000

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONTINUED)

As of August 31, 2013, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION
$63,898,736	$7,767,352	$(3,444,854)	$4,322,498

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2013, primarily attributable to foreign currency transactions, current year write-off of net operating loss, capitalized dividends on short sales, and passive foreign investment companies, were reclassified to the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
$2,021,848	$(280,862)	$(1,740,986)

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED APPRECIATION	QUALIFIED LATE-YEAR LOSSES	OTHER TEMPORARY DIFFERENCES
$—	$2,100,131	$3,399,419	$(1,311,746)	$(44,798)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2013 were as follows:

ORDINARY INCOME DIVIDEND	LONG-TERM CAPITAL GAIN DIVIDEND	TOTAL
$—	$153,211	$153,211

There were no dividends or distributions paid during the fiscal year ended August 31, 2012. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2013.

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013 (CONCLUDED)

For the fiscal year ended August 31, 2013, the Fund deferred to September 1, 2013, the following losses:

LATE-YEAR ORDINARY LOSS DEFERRAL	SHORT-TERM CAPITAL LOSS DEFERRAL	LONG-TERM CAPITAL LOSS DEFERRAL
$1,311,746	$—	$—

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act was August 31, 2012. As of August 31, 2013, the Fund had no capital loss carryforwards.

6. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. In January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the ASU No. 2011-11 to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing, and securities lending transactions that are either offset in the Statement of Assets and Liabilities or are subject to an enforceable master netting arrangement or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

S1 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The RBB Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the S1 Fund (one of the series constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 30, 2010 (commencement of operations) to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S1 Fund of The RBB Fund, Inc. at August 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period September 30, 2010 (commencement of operations) to August 31, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 25, 2013

S1 FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2013. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013. During the fiscal year ended August 31, 2013, the tax character of distributions paid was as follows:

LONG-TERM CAPITAL GAIN DIVIDENDS
$153,211

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

S1 FUND

OTHER INFORMATION

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 882-1226 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the approval of the continuation of the investment advisory agreement between Simple Alternatives, LLC and the Company on behalf of the Fund (the “Advisory Agreement”), (2) the approval of the continuation of investment sub-advisory agreements between Simple Alternatives and each of Roaring Blue Lion Capital Management, LLC, Courage Capital Management, LLC, Starwood Real Estate Securities, LLC, Lauren Templeton Capital Management, LLC and Maerisland Capital, LLC (the “Existing Sub-Advisers”) (the “Existing Sub-Advisory Agreements”), and (3) the approval of new investment sub-advisory agreements between Simple Alternatives and each of Garelick Capital Partners, L.P. and Sonica Capital LLC (the “New Sub-Advisers” and, together with the Existing Sub-Advisers, the “Sub-Advisers”) (the “New Sub-Advisory Agreements” and, together with the Existing Sub-Advisory Agreements, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 15, 2013 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement and the Existing Sub-Advisory Agreements for an additional one-year term and approved the New Sub-Advisory Agreements for initial periods ending August 16, 2014. The Board’s decision to approve the Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue and, in the case of the New Sub-Advisory Agreements, expand the existing arrangements. In approving the Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Simple Alternatives and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreement between the Company and Simple Alternatives with respect to the Fund, and the approval of the Investment Sub-Advisory Agreements between Simple Alternatives and each Sub-Adviser, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Simple Alternatives and the Sub-Advisers; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Simple Alternatives and the Sub-Advisers’ investment philosophies and processes; (iv) the Sub-Advisers’ assets under management and client descriptions; (v) Simple Alternatives’ and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Simple Alternatives’ and the Sub-Advisers’ advisory fee arrangements with the Company and other similarly managed clients; (vii) Simple Alternatives’ and the Sub-Advisers’ compliance procedures; (viii) Simple Alternatives’ and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

S1 FUND

OTHER INFORMATION

As part of their review, the Directors considered the nature, extent and quality of the services provided, or in the case of the New Sub-Advisers to be provided, by Simple Alternatives and each Sub-Adviser. The Directors concluded that Simple Alternatives and each Sub-Adviser had substantial resources to provide services to the Fund.

The Directors also considered the investment performance of the Fund. Information on the Fund’s investment performance was provided for the one-year period ended February 28, 2013. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Directors noted that the performance of the Fund was better than its Lipper peer group median for the one-year period.

The Directors also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement, as discussed during the presentation made by Simple Alternatives. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees, after waivers, of the Fund were higher than the peer group median, but considered comments made by Simple Alternatives, regarding the expense involved with managing a multi-manager product and Simple’s agreement to provide a written explanation of their fee breakdown for the Directors’ review. In addition, the Directors noted that Simple Alternatives had contractually agreed to waive management fees and reimburse expenses to limit total annual operating expenses to agreed upon levels for the Fund through at least December 31, 2014. The Directors also considered the sub-advisory fees payable to each Sub-Adviser under the Investment Sub-advisory Agreements. In this regard, the Directors noted that the fees for each Sub-Adviser were payable by Simple Alternatives.

After reviewing the information regarding Simple Alternatives’ and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Simple Alternatives and each Sub-Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Simple Alternatives and to be paid by Simple Alternatives to each Sub-Adviser were fair and reasonable and that the Advisory Agreement and Sub-Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2014.

S1 FUND

FUND MANAGEMENT

(UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (866) 882-1226.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommu- nications companies)
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17

Independence Blue Cross; Intricon Corp. (producer of medical devices); Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

S1 FUND

FUND MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS [2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

S1 FUND

FUND MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

1Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky, Mr. Carnall and Mr. Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

S1 FUND

PRIVACY NOTICE

(UNAUDITED)

S1 FUND

FACTS	WHAT DOES THE S1 FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number

•account balances

•account transactions

•transaction history

•wire transfer instructions

•checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the S1 Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the S1 Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-882-1226 or go to www.S1FUND.com

S1 FUND

PRIVACY NOTICE

(UNAUDITED)

What we do
How does the S1 Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the S1 Fund collect my personal information?

We collect your personal information, for example, when you

• open an account

• provide account information

• give us your contact information

• make a wire transfer

• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include S1 Fund’s investment

adviser, Simple Alternatives, LLC, and each sub-adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The S1 Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The S1 Fund does not jointly market.

Investment Adviser

Simple Alternatives, LLC

90 Grove Street

Suite 205

Ridgefield, CT 06877

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

The Schneider Funds

of the RBB Fund, Inc.

Schneider Small Cap Value Fund

Schneider Value Fund

ANNUAL REPORT August 31, 2013

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

THE SCHNEIDER FUNDS

Annual Investment Adviser’s Report

August 31, 2013

(Unaudited)

Fellow Shareholder:

The annual report for the Schneider Funds covers the fiscal year ended August 31, 2013.

U.S. equities posted strong returns as the market was supported by very low short-term interest rates, positive corporate earnings, a slow but steady decline in the rate of unemployment and the continued expansion of the U.S. economy. Long-term interest rates have risen from their near historic lows in early 2013, causing many investors to abandon the bond market in favor of cash or equities.

Investor optimism was initially bolstered in the summer of 2012 when the head of the European Central Bank proclaimed full support for the then-beleaguered Spanish bonds and reaffirmed the goal of keeping interest rates low. This statement provided confidence to global markets and helped spark a rally in U.S. equities.

This year, while foreign policy issues came to the forefront, there were no dramatic summer economic headlines and this relative calm provided continued support for the domestic stock market. That said, there is much focus and discussion on how and when the Federal Reserve will begin to “taper”, or wind down, its current bond buying program. Through this program the Fed buys $85 billion of bonds on a monthly basis which has helped keep interest rates artificially low. When tapering was first discussed in late spring, interest rates spiked and both the U.S. bond and stock markets reacted negatively. This initial negative reaction in the equity market soon reversed, and stocks renewed their positive trend. Equity market participants generally believe the sooner the Fed stops this grand experiment the better, given unknowable long-term consequences.

The growth rate of the global economy has remained sluggish. For the past few years, emerging markets countries have acted as a counter-balance to the troubles in Europe; however, the three primary emerging markets of China, Brazil and India have now experienced economic slowdowns. China remains a keystone for the global economy, but it is facing challenges as it transitions from a capital expenditure and export-focused market to a consumer driven, service sector economy. In the past, China has not operated optimally as it directed its investments towards adding sometimes non-economic production capacity to meet its stated growth targets; the key outstanding question is how successfully it will re-allocate its capital to better investment opportunities that will support its changing economic focus.

In contrast, there are signs of emerging U.S. economic improvement. After six long years of GDP growth below its long–term potential, we may finally begin to shrink our enormous output gap in 2014 as headwinds to growth fade. Private sector growth is about 3% and households continue to heal, net worth is now back to 2007 levels and debt service ratios are at 30 year lows. Business balance sheets are strong with uncertainty the biggest factor currently holding back capital expenditures and employment.

Prospectively, geopolitical issues may impact the markets, as well as the economic headwinds from the enactment of Obamacare in 2014. As long-term investors, we will continue to invest with conviction, recognizing that the industries and companies we own may not conform to consensus views. We believe that the holdings in the Funds are deeply discounted to their normal valuation levels and offer potential for future earnings growth and price appreciation.

We appreciate your support and the confidence you have placed in us.

Arnold C. Schneider III, CFA

Portfolio Manager

Schneider Capital Management

1

THE SCHNEIDER FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2013

(Unaudited)

Schneider Small Cap Value Fund – Portfolio Review

The Small Cap Value Fund (the “Fund”) posted a 30.95% return during the fiscal year versus the 24.38% return of the Fund’s benchmark, the Russell 2000® Value Index. The overweight and favorable stock selection in regional and community banks generated strong positive contributions. Security selection in the Technology and Materials & Processing sectors also added value, while our exposure to homebuilders and the overweighting of the coal industry detracted from returns.

Even in an environment of muted economic growth, we believe the Fund’s portfolio as a whole continues to offer substantial upside potential. Many of the companies we are invested in can prosper and improve their earnings without the help of a robust U.S. expansion. We continue to exercise patience and invest with confidence which are key elements of our deep-value investment style.

Our significant positions in homebuilders continue to offer substantial upside potential. Over the past few years, increasing demand has led to a reduction of existing home inventory, while at the same time new home construction remains well below its normal level. An environment of increasing demand, lower inventory and attractive home price affordability will continue to provide support for the industry’s rebound even in the face of higher interest rates and rising home prices. Overall, profitability for the industry is on the rise and should continue as demand is supported by a better employment picture and new family formations.

As the housing rebound continues, we have also rotated our investments within the homebuilders industry away from those companies focused on first-time buyers to those focused on the move-up market such as Meritage Homes and Standard Pacific Corp. In an environment where credit availability is still tight and interest rates and prices have risen, first-time buyers are much more susceptible to “sticker shock” which can delay or cancel their purchase. On the other hand, move-up buyers are much less challenged in getting financing or they can use proceeds from the sale of their previous home, making them better financially prepared to handle higher prices.

In addition to our significant holdings in homebuilding, banking and the coal industry, we have positive views of select investments in the Technology sector as well as in other cyclical sectors. In contrast, we find few opportunities in the perceived “safer” sectors such as Consumer Staples and Utilities, which is consistent with our focus on deeply discounted out-of-favor industries and companies. We believe that as investors begin to embrace a longer-term view and return to a more traditional perspective on return and risk, the Fund will benefit as the discounted valuations and earnings potential of our holdings are recognized and rewarded.

2

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2013 (Unaudited)

Comparison of Change in Value of $20,000 Invested in

Schneider Small Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

Total Returns for the Periods Ended August 31, 2013
	Average Annual
	One Year	Five Years	Ten Years	Since Inception*
Schneider Small Cap Value	30.95%	8.31%	8.95%	14.89%
Russell 2000® Value Index	24.38%	6.88%	8.55%	9.59%
* Inception date 9/2/98

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management Company, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2013, to the extent that total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.15%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.52% and 1.15%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than one year are subject to a 1.75% redemption fee.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

3

THE SCHNEIDER FUNDS

Annual Investment Adviser’s Report

August 31, 2013

(Unaudited)

Schneider Value Fund – Portfolio Review

The Value Fund posted a 29.08% return during the fiscal year versus the 23.10% return of the Fund’s benchmark, the Russell 1000® Index. Our overweight and stock selection in the Financials sector provided a strong positive contribution. Security selection in Producer Durables and an underweight to the Utilities sector also added value, while our overweight exposure to the coal industry and our holdings in the homebuilder industry were a drag on performance.

Higher interest rates, while challenging for fixed income investors, can provide positive benefits for some industries. In the property and casualty insurance industry, companies generate revenue from two primary sources: underwriting and the returns on their investment portfolios. Over time, higher interest rates generally lead to higher investment earnings.

For the banking industry, the ultra low rate environment of the past few years has shrunk the spreads banks can earn over their funding costs. As long rates, and eventually, short rates rise, the banks will see their net interest margins increase from each rise separately. Low credit costs should continue to boost profitability as banks benefit from an improving economy and the strict loan underwriting of the last several years. In addition, the banking industry is over-capitalized, which provides the opportunity for dividend increases and/or share repurchases.

The Energy sector continues to fundamentally improve, but the market has yet to reward our holdings tied to coal. Metallurgical coal has been the weak spot as the slowing economies of China and Europe have tempered demand for met coal, forcing prices down well below producer costs. In response to the drop in demand, the market has punished all coal companies, even those, such as ours, with modest met coal exposure. We continue to believe that our investments in coal mining stocks such as Peabody Energy Corporation and Arch Coal, Inc. have significant upside potential that will be realized as demand improves and coal prices rebound.

With stable demand and improved pricing, we have seen very positive returns for some of our holdings focused on the natural gas industry. Natural gas prices have nearly doubled since their lows in mid-2012 as a result of drilling rigs dedicated to finding dry gas declining from over 1,000 to less than 400 today. In addition, the strengthening of the natural gas market also provides limited incentive to engage in the coal-to-gas switching that occurred in 2012 which will help coal earnings improve.

4

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2013 (Unaudited)

Comparison of Change in Value of $20,000 Investment in

Schneider Value Fund vs. Russell 1000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

Total Returns for the Periods Ended August 31, 2013
	Average Annual
	One Year	Five Years	Ten Years	Since Inception*
Schneider Value	29.08%	1.82%	4.80%	8.24%
Russell 1000® Value Index	23.10%	6.69%	7.61%	9.21%
* Inception date 9/30/02

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management Company, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2013, to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 0.90%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.28% and 0.90%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than 90 days are subject to a 1.00% redemption fee.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

5

THE SCHNEIDER FUNDS

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six months from March 1, 2013 through August 31, 2013, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Schneider Small Cap Value Fund
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Actual	$1,000.00	$1,065.80	$5.99
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85

	Schneider Value Fund
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Actual	$1,000.00	$1,131.10	$4.83
Hypothetical (5% return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to an annualized six-month expense ratio of 1.15% for the Schneider Small Cap Value Fund and 0.90% for the Schneider Value Fund, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of 6.58% for the Schneider Small Cap Value Fund and 13.11% for the Schneider Value Fund.

6

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio Holdings Summary Table

August 31, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Banks	11.1%	$7,827,468
Coal	9.2	6,466,564
Savings & Loans	6.2	4,385,453
Home Builders	6.0	4,217,267
Oil & Gas	5.8	4,102,846
Commercial Services	5.3	3,707,160
Real Estate Investment Trusts	4.9	3,417,830
Healthcare — Services	3.9	2,714,047
Telecommunications	3.7	2,632,087
Electronics	3.3	2,287,138
Semiconductors	3.1	2,205,917
Real Estate	2.9	2,065,996
Insurance	2.7	1,887,326
Software	2.5	1,777,753
Mining	2.4	1,711,102
Office Products	2.3	1,608,043
Retail	2.1	1,505,783
Industrial	2.0	1,405,551
Household Durables	2.0	1,403,903
Internet	1.6	1,155,183
Machinery — Diversified	1.3	911,229
Miscellaneous Manufacturing	1.2	865,532
Apparel	0.9	663,230
Auto Manufacturers	0.8	572,994
Auto Parts	0.7	470,188
Computers	0.6	439,644
Chemicals	0.5	342,613
Airlines	0.4	255,732
Healthcare — Products	0.3	235,134
Securities Lending Collateral	10.9	7,702,271
Corporate Bonds	1.8	1,288,662
Exchange Traded Fund	0.8	584,170
Liabilities In Excess of Other Assets	(3.2)	(2,259,706)

NET ASSETS	100.0%	$70,556,110

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Portfolio Holdings Summary Table

August 31, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Banks	27.4%	$9,268,184
Oil & Gas	15.8	5,353,793
Insurance	12.9	4,377,160
Coal	9.4	3,201,377
Home Builders	8.6	2,926,659
Lodging	4.0	1,366,514
Health Care — Services	2.8	934,747
Automobile Manufacturers	1.9	655,791
Leisure Time	1.8	625,259
Aerospace & Defense	1.4	469,718
Automobile Parts & Equipment	1.4	467,771
Airlines	1.3	452,157
Commercial Services	1.3	439,447
Computers	1.3	434,526
Electric	1.2	407,574
Mining	0.5	157,157
Telecommunications	0.5	153,147
Electronics	0.3	93,067
Securities Lending Collateral	7.6	2,564,546
Exchange Traded Fund	0.1	45,191
Liabilities In Excess of Other Assets	(1.5)	(521,344)

NET ASSETS	100.0%	$33,872,441

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments

August 31, 2013

	Shares	Value

COMMON STOCKS — 89.7%
Airlines — 0.4%
US Airways Group, Inc. * (a)	15,825	$255,732

Apparel — 0.9%
Barry (R.G.) Corp.	41,634	663,230

Auto Manufacturers — 0.8%
Navistar International Corp. *	16,720	572,994

Auto Parts — 0.7%
Modine Manufacturing Co. *	36,085	470,188

Banks — 11.1%
First Horizon National Corp.	305,455	3,378,332
Independent Bank Corp. *	41,430	393,585
MainSource Financial Group, Inc.	90,904	1,295,382
Regions Financial Corp.	293,635	2,760,169

		7,827,468

Chemicals — 0.5%
Ferro Corp. *	46,614	342,613

Coal — 9.2%
Arch Coal, Inc. (a)	930,584	4,159,710
Cloud Peak Energy, Inc. *	146,560	2,306,854

		6,466,564

Commercial Services — 5.3%
Aegean Marine Petroleum Network, Inc.	162,039	1,482,657
Ardmore Shipping Corp. *	47,515	649,055
Baltic Trading, Ltd.	7,450	33,078
Hudson Global Inc *	310,337	850,323
Insperity, Inc.	15,741	502,138
Monster Worldwide, Inc. *	42,202	189,909

		3,707,160

Computers — 0.6%
Xyratex Ltd.	43,187	439,644

Electronics — 3.3%
AU Optronics Corp. SP ADR *	273,590	1,050,586
Kemet Corp. *	265,900	1,090,190
Pulse Electronics Corp. * (a)	36,499	146,362

		2,287,138

Healthcare - Products — 0.3%
Orthofix International NV *	10,654	235,134

Healthcare - Services — 3.9%
Emeritus Corp. *	21,120	460,627
Five Star Quality Care, Inc. *	434,185	2,253,420

		2,714,047

Home Builders — 6.0%
Meritage Homes Corp. *	83,195	3,321,144
Taylor Morrison Home Corp., Class A *	43,480	896,123

		4,217,267

	Shares	Value

Household Durables — 2.0%
Standard Pacific Corp. * (a)	196,625	$1,403,903

Industrial — 2.0%
FreightCar America, Inc.	78,173	1,405,551

Insurance — 2.7%
Aspen Insurance Holdings, Ltd.	15,995	568,942
Assured Guaranty, Ltd.	36,535	726,681
Employers Holdings, Inc.	22,320	591,703

		1,887,326

Internet — 1.6%
ICG Group, Inc. *	31,200	390,624
ModusLink Global Solutions, Inc. *	272,085	764,559

		1,155,183

Machinery - Diversified — 1.3%
Flow International Corp. *	23,967	80,769
Intevac, Inc. *	138,641	830,460

		911,229

Mining — 2.4%
Alumina Ltd. SP ADR * (a)	104,289	368,140
Hecla Mining Co. (a)	12,545	42,904
Stillwater Mining Co. *	11,190	127,454
Thompson Creek Metals Co., Inc. * (a)	316,920	1,172,604

		1,711,102

Miscellaneous Manufacturing — 1.2%
Orbotech, Ltd. *	71,650	865,532

Office Products — 2.3%
OfficeMax, Inc.	147,934	1,608,043

Oil & Gas — 5.8%
Willbros Group, Inc *	198,357	1,807,032
WPX Energy, Inc. *	123,034	2,295,814

		4,102,846

Real Estate — 2.9%
Forestar Group, Inc. *	59,668	1,190,973
Thomas Properties Group, Inc.	159,095	875,023

		2,065,996

Real Estate Investment Trusts — 4.9%
NorthStar Realty Finance Corp.	185,915	1,628,615
Redwood Trust, Inc. (a)	35,320	628,343
Rexford Industrial Realty, Inc. *	2,300	30,314
Strategic Hotels & Resorts, Inc. *	139,403	1,130,558

		3,417,830

Retail — 2.1%
MarineMax, Inc. * (a)	107,656	1,317,709
Wet Seal Inc./The Class A *	51,527	188,074

		1,505,783

The accompanying notes are an integral part of the financial statements.

9

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments (Concluded)

August 31, 2013

	Shares	Value
Savings & Loans — 6.2%
Flagstar Bancorp, Inc. * (a)	302,445	$4,385,453

Semiconductors — 3.1%
ATMI, Inc. *	34,124	837,744
Axcelis Technologies, Inc. *	593,126	1,174,389
International Rectifier Corp. *	5,640	134,683
Magnachip Semiconductor Corp. *	2,890	59,101

		2,205,917

Software — 2.5%
Avid Technology, Inc. *	81,760	440,686
Take-Two Interactive Software, Inc. *	72,825	1,337,067

		1,777,753

Telecommunications — 3.7%
Aviat Networks, Inc. *	767,280	1,948,891
Comverse, Inc. *	22,585	683,196

		2,632,087

TOTAL COMMON STOCKS (Cost $48,706,303)		63,240,713

	Par (000)
CORPORATE BONDS — 1.8%
LandAmerica Financial Group, Inc. ‡ CONV 3.25%, 05/15/34	$37	11,473
Northstar Realty Finance Corp. ^ CONV 7.50%, 03/15/31	358	543,265
Pulse Electronics Corp. CONV 7.00%, 12/15/14	172	122,013
RAIT Financial Trust CONV 7.00%, 04/01/31	563	611,911

TOTAL CORPORATE BONDS (Cost $1,066,453)		1,288,662

	Shares	Value
EXCHANGE TRADED FUND — 0.8%
Finance — 0.8%
iShares Russell 2000 Value Index Fund	6,720	$584,170

TOTAL EXCHANGE TRADED FUND (Cost $586,566)		584,170

SECURITIES LENDING COLLATERAL — 10.9%
BlackRock Liquidity Fund	7,702,271	7,702,271

TOTAL SECURITIES LENDING COLLATERAL (Cost $7,702,271)		7,702,271

TOTAL INVESTMENTS — 103.2% (Cost $58,061,593)		72,815,816

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.2)%		(2,259,706)

NET ASSETS — 100.0%		$70,556,110

*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2013, the market value of securities on loan was $7,292,345.
‡	Holding in default resolution. Value has been determined in good faith by or under the direction of The RBB Fund, Inc’s Board of Directors to be the estimated value of the future payouts under the default resolution. As of August 31, 2013, this holding amounted to $11,473 or 0.0% of net assets and is deemed illiquid pursuant to the Fund’s policies and procedures.
^	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold except to qualified institutional buyers. As of August 31, 2013, this security amounted to $543,265 or 0.8% of net assets.
CONV	Convertible
SPADR	Sponsered American Depository Receipt

The accompanying notes are an integral part of the financial statements.

10

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Portfolio of Investments

August 31, 2013

	Shares	Value

COMMON STOCKS — 93.8%
Aerospace & Defense — 1.4%
Boeing Co. (The)	4,520	$469,718

Airlines — 1.3%
US Airways Group, Inc. * (a)	27,980	452,157

Automobile Manufacturers — 1.9%
Navistar International Corp. *	19,136	655,791

Automobile Parts & Equipment — 1.4%
Magna International, Inc. (a)	6,060	467,771

Banks — 27.4%
Bank of America Corp.	130,265	1,839,342
Citigroup, Inc.	37,919	1,832,625
Huntington Bancshares, Inc.	47,220	389,093
JPMorgan Chase & Co.	23,300	1,177,349
KeyCorp	37,335	435,699
Morgan Stanley	14,855	382,665
Regions Financial Corp.	83,405	784,007
SunTrust Banks, Inc.	75,809	2,427,404

		9,268,184

Coal — 9.4%
Arch Coal, Inc. (a)	318,480	1,423,606
Consol Energy, Inc.	17,315	540,747
Peabody Energy Corp.	71,920	1,237,024

		3,201,377

Commercial Services — 1.3%
Aegean Marine Petroleum Network, Inc.	48,027	439,447

Computers — 1.3%
Dell, Inc.	31,556	434,526

Electric — 1.2%
FirstEnergy Corp.	1,190	44,589
NRG Energy, Inc.	13,828	362,985

		407,574

Electronics — 0.3%
LG Display Co., Ltd. ADR * (a)	7,170	93,067

Health Care - Services — 2.8%
Brookdale Senior Living, Inc. *	37,360	934,747

Home Builders — 8.6%
Lennar Corp., Class A	20,710	658,785
Meritage Homes Corp. *	12,060	481,435
NVR, Inc. *	2	1,712
Taylor Morrison Home Corp., Class A *	8,080	166,529
Toll Brothers, Inc. *	52,865	1,618,198

		2,926,659

Insurance — 12.9%
ACE Ltd.	1,320	115,791
Allstate Corp., (The)	18,565	889,635

	Shares	Value

Insurance — (Continued)
American International Group, Inc. *	23,830	$1,107,142
Assured Guaranty, Ltd.	37,866	753,155
Genworth Financial, Inc., Class A *	12,990	153,282
Hartford Financial Services Group, Inc.	36,840	1,090,464
WR Berkley Corp.	6,510	267,691

		4,377,160

Leisure Time — 1.8%
Carnival Corp.	17,325	625,259

Lodging — 4.0%
Marriott International, Inc., Class A	28,955	1,157,910
Orient-Express Hotels, Ltd., Class A *	17,240	208,604

		1,366,514

Mining — 0.5%
Alcoa, Inc.	20,410	157,157

Oil & Gas — 15.8%
Chesapeake Energy Corp.	85,696	2,211,814
Devon Energy Corp.	20,320	1,160,069
Weatherford International, Ltd. *	66,670	994,050
WPX Energy, Inc. *	52,940	987,860

		5,353,793

Telecommunications — 0.5%
Cisco Systems, Inc.	6,570	153,147

TOTAL COMMON STOCKS (Cost $24,871,269)		31,784,048

EXCHANGE TRADED FUND — 0.1%
Finance — 0.1%
iShares Russell 1000 Value Index Fund	535	45,191

TOTAL EXCHANGE TRADED FUND (Cost $35,093)		45,191

SECURITIES LENDING COLLATERAL — 7.6%
BlackRock Liquidity Fund	2,564,546	2,564,546

TOTAL SECURITIES LENDING COLLATERAL (Cost $2,564,546)		2,564,546

TOTAL INVESTMENTS — 101.5% (Cost $27,470,908)		34,393,785

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.5)%		(521,344)

NET ASSETS — 100.0%		$33,872,441

*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2013, market value of securities on loan was $2,436,601.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

11

THE SCHNEIDER FUNDS

Statements of Assets & Liabilities

August 31, 2013

	Schneider Small Cap Value Fund	Schneider Value Fund
ASSETS
Investments, at value †^	$72,815,816	$34,393,785
Cash and cash equivalents	5,840,143	2,055,415
Receivables
Investment adviser	—	5,798
Investments sold	390,965	—
Dividends and interest	75,744	50,538
Prepaid expenses and other assets	14,410	11,626

Total assets	79,137,078	36,517,162

LIABILITIES
Payables
Securities lending collateral	7,702,271	2,564,546
Investments purchased	699,621	—
Capital shares redeemed	53,586	9,990
Investment adviser	42,575	—
Other accrued expenses and liabilities	82,915	70,185

Total liabilities	8,580,968	2,644,721

Net Assets	$70,556,110	$33,872,441

NET ASSETS CONSIST OF
Par value	$3,349	$2,076
Paid-in capital	51,095,218	159,290,822
Undistributed/accumulated net investment income	—	132,641
Accumulated net realized gain/(loss) from investments	4,703,320	(132,475,975)
Net unrealized appreciation on investments	14,754,223	6,922,877

Net Assets	$70,556,110	$33,872,441

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,348,968	2,076,259

Net asset value, offering and redemption price per share	$21.07	$16.31

† Investment in securities, at cost	$58,061,593	$27,470,908

^ Includes market value of securities on loan	$7,292,345	$2,436,601

The accompanying notes are an integral part of the financial statements.

12

THE SCHNEIDER FUNDS

Statements of Operations

For the Year Ended August 31, 2013

	Schneider Small Cap Value Fund	Schneider Value Fund
Investment Income
Dividends †	$946,470	$428,376
Securities Lending Income	41,636	12,878
Interest	95,385	496

Total investment income	1,083,491	441,750

Expenses
Advisory fees	706,876	240,303
Administration and accounting fees	124,885	113,744
Transfer agent fees	58,744	57,405
Professional fees	47,883	37,317
Custodian fees	46,974	22,872
Directors’ and officers’ fees	23,352	21,148
Registration and filing fees	19,275	21,058
Printing and shareholder reporting fees	17,477	9,091
Insurance fees	9,590	6,364
Other expenses	2,725	2,400

Total expenses before waivers and reimbursements	1,057,781	531,702
Less: waivers and reimbursements	(244,874)	(222,594)

Net expenses after waivers and reimbursements	812,907	309,108

Net investment income	270,584	132,642

Net realized and unrealized gain from investments
Net realized gain from:
Investments	11,809,927	5,225,439
Net change in unrealized appreciation on:
Investments	6,471,148	3,779,711

Net realized and unrealized gain on investments	18,281,075	9,005,150

Net increase in net assets resulting from operations	$18,551,659	$9,137,792

† Net of foreign withholding taxes of	$—	$(1,698)

The accompanying notes are an integral part of the financial statements.

13

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Increase in net assets from operations:
Net investment income/(loss)	$270,584	$(428,048)
Net realized gain from investments	11,809,927	2,801,491
Net change in unrealized appreciation from investments	6,471,148	8,443,417

Net increase in net assets resulting from operations	18,551,659	10,816,860

Capital transactions:
Proceeds from shares sold	3,519,305	2,521,948
Redemption fees *	13,608	29,495
Shares redeemed	(14,219,434)	(20,375,734)

Net decrease in net assets from capital share transactions	(10,686,521)	(17,824,291)

Total increase/(decrease) in net assets	7,865,138	(7,007,431)

Net assets:
Beginning of year	62,690,972	69,698,403

End of year	$70,556,110	$62,690,972

Undistributed net investment loss, end of year	$—	$(428,048)

Share transactions:
Shares sold	176,906	177,643
Shares redeemed	(723,734)	(1,368,760)

Total share transactions	(546,828)	(1,191,117)

*

There is a 1.75% redemption fee on shares redeemed which have been held less than one year in the Schneider Small Cap Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

14

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Increase in net assets from operations:
Net investment income	$132,642	$339,821
Net realized gain from investments	5,225,439	2,186,018
Net change in unrealized appreciation/(depreciation) from investments	3,779,711	(818,237)

Net increase in net assets resulting from operations	9,137,792	1,707,602

Dividends and distributions to shareholders from:
Net investment income	(339,819)	(296,010)

Net decrease in net assets from dividends and distributions to shareholders	(339,819)	(296,010)

Capital transactions:
Proceeds from shares sold	425,034	1,030,485
Reinvestment of distributions	327,112	286,585
Redemption fees *	332	249
Shares redeemed	(19,397,005)	(26,949,644)

Net decrease in net assets from capital share transactions	(18,644,527)	(25,632,325)

Total decrease in net assets	(9,846,554)	(24,220,733)

Net assets:
Beginning of year	43,718,995	67,939,728

End of year	$33,872,441	$43,718,995

Undistributed net investment income, end of year	$132,641	$339,818

Share transactions:
Shares sold	30,588	82,574
Shares reinvested	24,503	24,042
Shares redeemed	(1,401,380)	(2,119,352)

Total share transactions	(1,346,289)	(2,012,736)

*	There is a 1.00% redemption fee on shares redeemed which have been held less than one year in the Schneider Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

15

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Financial Highlights

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.09	$13.70	$13.19	$12.34	$14.54

Net investment income/(loss)	0.08 (1)	(0.11)	(0.06)	(0.11)	0.12
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	4.90	2.49	0.56	1.01	(2.20)

Net increase/(decrease) in net assets resulting from operations	4.98	2.38	0.50	0.90	(2.08)

Dividends and distributions to shareholders from:
Net investment income	—	—	—	(0.07)	(0.18)

Total dividends and distributions to shareholders	—	—	—	(0.07)	(0.18)

Redemption fees	— (2)	0.01	0.01	0.02	0.06

Net asset value, end of year	$21.07	$16.09	$13.70	$13.19	$12.34

Total investment return(3)	30.95%	17.45%	3.87%	7.48%	(13.20)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$70,556	$62,691	$69,698	$73,243	$98,283
Ratio of expenses to average net assets(4)	1.15%	1.15%	1.15%	1.15%	1.14%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.50%	1.52%	1.40%	1.43%	1.42%
Ratio of net investment income/(loss) to average net assets(4)	0.38%	(0.64)%	(0.33)%	(0.65)%	0.97%
Portfolio turnover rate	63.87%	67.85%	59.18%	83.39%	122.36%

(1)	Calculated based on average shares outstanding for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

16

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Financial Highlights

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$12.77	$12.50	$11.72	$12.14	$16.37

Net investment income	0.10	0.10	0.07	0.08	0.34
Net realized and unrealized gain/(loss) from investments and foreign currency transactions	3.58	0.23	0.80	(0.23)	(4.14)

Net increase/(decrease) in net assets resulting from operations	3.68	0.33	0.87	(0.15)	(3.80)

Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.06)	(0.09)	(0.27)	(0.43)

Total dividends and distributions to shareholders	(0.14)	(0.06)	(0.09)	(0.27)	(0.43)

Redemption fees(1)	—	—	—	—	—

Net asset value, end of year	$16.31	$12.77	$12.50	$11.72	$12.14

Total investment return(2)	29.08%	2.67%	7.35%	(1.30)%	(22.06)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$33,872	$43,719	$67,940	$98,953	$118,467
Ratio of expenses to average net assets(3)	0.90%	0.90%	0.90%	0.90%	0.88%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.55%	1.28%	1.07%	1.03%	1.14%
Ratio of net investment income to average net assets(3)	0.39%	0.63%	0.31%	0.52%	2.24%
Portfolio turnover rate	53.08%	55.87%	67.80%	79.30%	107.13%

(1)	Amount is less than $0.005 per share.
(2)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(3)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

17

THE SCHNEIDER FUNDS

Notes to Financial Statements

August 31, 2013

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has seventeen active investment portfolios, including the Schneider Small Cap Value Fund (the “Small Cap Value Fund”) and the Schneider Value Fund (the “Value Fund”) (each a “Fund,” collectively the “Funds”), which commenced investment operations on September 2, 1998 and September 30, 2002, respectively. As of the date hereof, each Fund offers Institutional Class shares.

RBB has authorized capital of one hundred billion shares of common stock of which 80.773 billion shares are currently classified into one hundred and forty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENT — The inputs and valuations techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2013

The following summary of the inputs used, as of August 31, 2013, in valuing the Funds’ investments carried at fair value:

Small Cap Value Fund

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$63,240,713	$63,240,713	$—	$—
Corporate Bonds	1,288,662	—	1,277,189	11,473
Exchange Traded Fund	584,170	584,170	—	—
Securities Lending Collateral	7,702,271	7,702,271	—	—

Total	$72,815,816	$71,527,154	$1,277,189	$11,473

Value Fund

	Total Value as of August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$31,784,048	$31,784,048	$—	$—
Exchange Traded Fund	45,191	45,191	—	—
Securities Lending Collateral	2,564,546	2,564,546	—	—

Total	$34,393,785	$34,393,785	$—	$—

* Please refer to the Portfolio of Investments for industry and security type breakouts.

Bonds that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, Schneider Capital Management continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had an active market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires

19

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2013

a Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3 for the Small Cap Value Fund and the Value Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

FOREIGN CURRENCY TRANSLATION — Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

20

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2013

2.	Investment Adviser and Other Services

Schneider Capital Management Company (“SCM” or the “Adviser”) serves as each Fund’s investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Small Cap Value Fund’s average daily net assets and 0.70% of the Value Fund’s average daily net assets, computed daily and payable monthly.

SCM has contractually agreed to waive its management fees and/or reimburse expenses to the extent that total annual operating expenses (excluding certain items discussed below) of the Small Cap Value Fund and the Value Fund exceed 1.15% and 0.90%, respectively. In determining SCM’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company’s Board of Directors.

For the year ended August 31, 2013, investment advisory fees and waivers of advisory fees were as follows:

	Gross Advisory Fees	Waivers	Net Advisory Fees
Schneider Small Cap Value Fund	$706,876	$(244,874)	$462,002
Schneider Value Fund	240,303	(222,594)	17,709

The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Funds. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

3.	Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2013 was $20,192. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Funds or the Company.

4.	Investment in Securities

For the year ended August 31, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Small Cap Value Fund	$42,290,328	$56,655,814
Value Fund	17,581,358	36,448,151

21

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2013

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2013, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Small Cap Value Fund	$61,333,607	$18,268,911	$(6,786,702)	$11,482,209
Value Fund	32,284,642	8,750,103	(6,640,960)	2,109,143

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2013, primarily attributable to the net investment loss, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Small Cap Value Fund	$157,464	$(157,464)	—

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforwards	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
Small Cap Value Fund	$—	$2,519,287	$5,456,047	$11,482,209
Value Fund	(127,662,241)	132,641	—	2,109,143

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2013 and 2012 was as follows:

		Ordinary Income	Long-Term Gains	Total
Small Cap Value Fund	2013	$—	$—	$—
	2012	—	—	—
Value Fund	2013	339,819	—	339,819
	2012	296,010	—	296,010

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

22

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2013

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act was August 31, 2012.

As of August 31, 2013, the Funds had the following pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	August 31, 2016	August 31, 2017	August 31, 2018	August 31, 2019	Total
Small Cap Value Fund	$—	$—	$—	$—	$—
Value Fund	6,608,253	75,945,572	42,948,995	2,159,421	127,662,241

During the fiscal year ended August 31, 2013, the Small Cap Value Fund and Value Fund utilized $3,715,556 and $4,640,542 of pre-enactment capital loss carryforwards, respectively.

As of August 31, 2013, the Funds did not have any post-enactment capital loss carryforwards.

6.	Securities Lending

The Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of August 31, 2013 and the income received for the year ended August 31, 2013 were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral	Income Received from Securities Lending
Small Cap Value Fund	$7,292,345	$7,702,271	$41,636
Value Fund	2,436,601	2,564,546	12,878

7.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. In January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the ASU No. 2011-11 to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing, and securities lending transactions that are either offset in the Statement of

23

THE SCHNEIDER FUNDS

Notes to Financial Statements (Concluded)

August 31, 2013

Assets and Liabilities or are subject to an enforceable master netting arrangement or similar arrangements. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and have determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Schneider Small Cap Value Fund and the Schneider Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schneider Small Cap Value Fund and the Schneider Value Fund, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 28, 2013

25

THE SCHNEIDER FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013. During the fiscal year ended August 31, 2013, the tax character of distributions paid by the Funds were as follows:

Ordinary Income Dividend
Small Cap Value Fund	$—
Value Fund	339,819

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

For the Value Fund, the percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 100.00%.

For the Value Fund, the percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

26

THE SCHNEIDER FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 520-3277 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between SCM and the Company (the “Advisory Agreements”) on behalf of the Funds at a meeting of the Board held on May 15, 2013 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board’s decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreements between the Company and SCM with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SCM’s services provided to the Funds; (ii) descriptions of the experience and qualifications of SCM’s personnel providing those services; (iii) SCM’s investment philosophies and processes; (iv) SCM’s assets under management and client descriptions; (v) SCM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) SCM’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) SCM’s compliance procedures; (viii) SCM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by SCM. The Directors concluded that SCM had substantial resources to provide services to the Funds and that SCM’s services had been acceptable.

The Directors also considered the investment performance of the Funds and SCM. Information on the Funds’ investment performance was provided since inception and for one-year, three-year, and five-year periods, and for the quarter ended March 31, 2013. The Directors noted that, for the Schneider Small Cap Value Fund, the Fund had significantly outperformed its primary benchmark since inception and over the previous year, while slightly underperforming its benchmark during the three-year and five-year periods. Regarding the Schneider Value Fund’s performance, the Directors noted that stock

27

THE SCHNEIDER FUNDS

Other Information (Concluded)

(Unaudited)

selection in the energy sector had generated disappointing results, partially attributing to the Fund’s underperformance as compared to the Russell 1000 Index. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable.

The Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees, after waivers, and actual total expenses of the Funds were all lower than their respective peer group medians. In addition, the Directors noted that SCM had contractually agreed to waive management fees and reimburse expenses through December 31, 2013 to the extent that total annual Fund operating expenses exceed 0.90% and 1.15% for the Value Fund and Small Cap Value Fund, respectively.

After reviewing the information regarding SCM’s costs, profitability and economies of scale, and after considering SCM’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2014.

28

THE SCHNEIDER FUNDS

Fund Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Independence Blue Cross; Intricon Corp. (producer of medical devices); Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

29

THE SCHNEIDER FUNDS

Fund Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS[2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky, Mr. Carnall and Mr. Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

30

THE SCHNEIDER FUNDS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE SCHNEIDER VALUE AND SCHNEIDER SMALL CAP VALUE FUNDS (“SCHNEIDER FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•            Social Security number

•            account balances

•            account transactions

•            transaction history

•            wire transfer instructions

•            checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Schneider Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Schneider Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 520-3277

31

THE SCHNEIDER FUNDS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Schneider Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Schneider Funds collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•           Our affiliates include Schneider Capital Management, the investment adviser to the Schneider Funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•           The Schneider Funds don’t share with nonaffiliates so they can market to you. The Schneider Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Schneider Funds do not jointly market.

32

Investment Adviser

Schneider Capital Management

460 E. Swedesford Road

Suite 1080

Wayne, PA 19087

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

of

The RBB Fund, Inc.

Class I Shares

ANNUAL REPORT

August 31, 2013

This report is submitted for the general information of the shareholders of the Fund.

It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report

August 31, 2013

(Unaudited)

Dear Shareholder:

We are continually grateful for and cognitive of the confidence you have placed in us.

During the first half of 2013, U.S. equities experienced significant gains. The volatility of the market continued throughout May, June, July and August. Though the markets have experienced record highs, they have done so amidst both debt issues and varied U.S. economic data.

For the fiscal year ended August 31, 2013, the Fund’s shares rose 17.78% vs. 16.10% for the S&P 500 Index®.

As we consider recent events and ponder what may lay ahead, we know with more clarity that world events certainly affect the U.S. markets. We also know that U.S. markets affect the world. We do not stand alone, isolated from the world. U.S. companies are global companies. Their revenue and sales, business plans and investments and ultimately success or failure is more correlated to global events than ever in history. As such, we must keep an eye on such events throughout the coming months and years.

In addition to these global and political drivers, companies are unique in how each prepares, responds and survives the impact of world events and economic cycles. While some cycles may vary in length and events differ in impact, we believe, for U.S. equity exposure, the Summit Global Investments U.S. Low Volatility Equity Fund approach is effective over full market cycles.

Summit Global Investment’s philosophy to navigate such markets is simple and consistent throughout up and down markets. We believe that being invested in a low volatility equity portfolio over full market cycles provides lower price fluctuations, more consistent and reliable returns with smaller drawdowns and adds increased diversification when combined with other investment strategies. Summit Global Investments approach takes into account each underlying company’s stock volatility, expected market return and how it correlates with other stocks within the portfolio, ultimately seeking to maximize return with an overall lower risk than the cap-weighted benchmark. As stated in the prospectus, the Fund seeks to outperform the S&P 500® Index over a market cycle while reducing overall volatility.

Financial markets are always unpredictable but there are several time-tested investment principles that may help put the odds in your favor. We firmly believe that investing with a long-term, risk-return perspective is key to experiencing superior risk-adjusted returns. While staying the course with a low volatility portfolio doesn’t eliminate risk, it can considerably lessen the effect of market volatility.

While we remain optimistic about the opportunities within the U.S. equity market, we remain focused on monitoring the risk of individual companies and the overall portfolio. During these times of uncertainty and volatility, we believe, for U.S. equity exposure the Summit Global Investments U.S. Low Volatility Equity Fund approach is warranted.

Sincerely,

Summit Global Investments, LLC

1

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report

August 31, 2013

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments U.S. Low Volatility Equtity

Fund — Class I Shares

vs. S&P 500®Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s Class I Shares made on February 29, 2012 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Total Returns as of August 31, 2013
	Average Annual
	One Year	Since Inception*
Summit Global Investments U.S. Low Volatility Equity Fund — Class I Shares	17.78%	12.82%
S&P 500® Index**	16.10%	12.21%

*	The Fund commenced operations on February 29, 2012.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2012, are 20.03% and 0.98%, respectively, of average daily net assets for Class I Shares. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2013 to the extent necessary to ensure that the Fund’s total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) do not exceed 0.98% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2015, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination.

The Fund invests in common stock, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change.

2

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2013

(Unaudited)

The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

3

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2013 through August 31, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period*
Actual	$1,000.00	$1,067.60	$5.11
Hypothetical (5% return before expenses)	1,000.00	1,020.27	4.99

*	Expenses are equal to the Fund’s annualized six month expense ratio of 0.98% for Class I Shares which includes waived fees and reimbursed expenses, multiplied by the average account value over the period multiplied by the number of days (184) in the most recent fiscal half year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the table is based on the actual six month total investment return for the Fund of 6.76% for Class I Shares.

4

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2013

(unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund.

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	16.8%	$4,318,101
Food	11.5	2,941,239
Retail	11.4	2,918,968
Electric	7.8	2,000,988
Commercial Services	5.0	1,276,522
Insurance	4.4	1,117,101
Healthcare-Products	4.3	1,091,998
Internet	3.9	1,006,733
Software	3.8	964,254
Pipelines	3.1	792,653
Healthcare-Services	3.0	780,270
Telecommunications	3.0	778,831
Environmental Control	2.7	694,227
Household Products/Wares	2.5	653,330
Oil & Gas	2.5	652,042
Real Estate Investment Trusts	2.3	587,430
Chemicals	1.7	429,669
Miscellaneous Manufacturing	1.0	265,647
Diversified Financial Services	1.0	251,355
Transportation	0.9	225,075
Savings & Loans	0.7	178,034
Packaging & Containers	0.6	167,118
Electronics	0.6	158,540
Airlines	0.5	121,311
Semiconductors	0.3	71,594
Computers	0.2	55,477
Media	0.2	43,349
Banks	0.1	25,291
Apparel	0.1	22,465
Biotechnology	0.1	22,323
Other Assets in Excess of Liabilities	4.0	1,026,101

NET ASSETS	100.0%	$25,638,036

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments

August 31, 2013

	Number of Shares	Value
COMMON STOCKS — 96.0%
Airlines — 0.5%
Southwest Airlines Co.	9,470	$121,311

		121,311

Apparel — 0.1%
VF Corp.	120	22,465

		22,465

Banks — 0.1%
US Bancorp	700	25,291

		25,291

Biotechnology — 0.1%
Life Technologies Corp.*	300	22,323

		22,323

Chemicals — 1.7%
Sigma-Aldrich Corp.	5,210	429,669

		429,669

Commercial Services — 5.0%
Cintas Corp.	610	29,134
Equifax, Inc.	530	31,318
McGraw Hill Financial, Inc.	460	26,850
Paychex, Inc.	7,460	288,553
Total System Services, Inc.	31,600	874,372
Western Union Co., (The)	1,500	26,295

		1,276,522

Computers — 0.2%
EMC Corp.	950	24,491
International Business Machines Corp.	170	30,986

		55,477

Diversified Financial Services — 1.0%
American Express Co.	290	20,854
CME Group, Inc.	320	22,755
NYSE Euronext	4,970	207,746

		251,355

Electric — 7.8%
CMS Energy Corp.	980	25,999
Consolidated Edison, Inc.	540	30,364
Dominion Resources, Inc.	560	32,676
DTE Energy Co.	510	34,104
Northeast Utilities	15,310	627,251
Pinnacle West Capital Corp.	6,290	341,358
PPL Corp.	800	24,559
SCANA Corp.	1,840	88,541

	Number of Shares	Value

Electric — (Continued)
Southern Co., (The)	610	$25,388
Wisconsin Energy Corp.	4,800	196,992
Xcel Energy, Inc.	20,550	573,756

		2,000,988

Electronics — 0.6%
FLIR Systems, Inc.	4,310	134,817
Waters Corp.*	240	23,723

		158,540

Environmental Control — 2.7%
Republic Services, Inc.	730	23,732
Waste Management, Inc.	16,580	670,495

		694,227

Food — 11.5%
Campbell Soup Co.	580	25,044
ConAgra Foods, Inc.	710	24,012
General Mills, Inc.	3,580	176,566
Hershey Co., (The)	5,450	501,128
Hormel Foods Corp.	18,700	774,741
Kellogg Co.	11,870	720,628
McCormick & Co., Inc.	10,630	719,120

		2,941,239

Healthcare-Products — 4.3%
CareFusion Corp.*	700	25,095
CR Bard, Inc.	270	31,015
Patterson Cos., Inc.	3,430	136,788
St. Jude Medical, Inc.	7,460	376,059
Stryker Corp.	300	20,067
Varian Medical Systems, Inc.*	6,870	483,992
Zimmer Holdings, Inc.	240	18,982

		1,091,998

Healthcare-Services — 3.0%
Cigna Corp.	340	26,755
Humana, Inc.	270	24,862
Laboratory Corp. of America Holdings*	7,380	706,414
UnitedHealth Group, Inc.	310	22,239

		780,270

Household Products/Wares — 2.5%
Clorox Co., (The)	7,900	653,330

		653,330

The accompanying notes are an integral part of the financial statements.

6

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments (Continued)

August 31, 2013

	Number of Shares	Value
Insurance — 4.4%
Berkshire Hathaway, Inc., Class B*	180	$20,020
CHUBB Corp. (The)	210	17,466
Cincinnati Financial Corp.	530	24,210
Loews Corp.	14,070	625,552
Marsh & McLennan Cos., Inc.	6,010	247,792
Progressive Corp., (The)	930	23,315
Torchmark Corp.	1,910	131,580
Travelers Cos, Inc., (The)	340	27,166

		1,117,101

Internet — 3.9%
Google, Inc., Class A*	840	711,396
Yahoo!, Inc.*	10,890	295,337

		1,006,733

Media — 0.2%
Scripps Networks Interactive, Inc., Class A	300	22,059
Walt Disney Co., (The)	350	21,290

		43,349

Miscellaneous Manufacturing — 1.0%
General Electric Co.	11,480	265,647

		265,647

Oil & Gas — 2.5%
Cabot Oil & Gas Corp.	920	36,000
ConocoPhillips	510	33,813
Exxon Mobil Corp.	6,680	582,229

		652,042

Packaging & Containers — 0.6%
Bemis Co., Inc.	4,200	167,118

		167,118

Pharmaceuticals — 16.8%
Abbott Laboratories	14,850	494,949
Actavis, Inc.*	205	27,712
Cardinal Health, Inc.	590	29,665
Eli Lilly & Co.	13,850	711,890
Forest Laboratories, Inc.*	690	29,346
Johnson & Johnson	8,440	729,300
McKesson Corp.	6,530	792,807
Mead Johnson Nutrition Co.	230	17,257
Mylan, Inc*	820	28,979
Perrigo Co.	6,380	775,489
Pfizer, Inc.	24,130	680,707

		4,318,101

	Number of Shares	Value
Pipelines — 3.1%
Spectra Energy Corp.	23,940	$792,653

		792,653

Real Estate Investment Trusts — 2.3%
American Tower Corp.	340	23,627
Apartment Investment & Management Co., Class A	12,730	350,457
HCP, Inc.	560	22,809
Health Care REIT, Inc.	1,920	117,965
Kimco Realty Corp.	1,050	21,032
Public Storage	150	22,900
Ventas, Inc.	460	28,640

		587,430

Retail — 11.4%
Costco Wholesale Corp.	5,560	621,997
Dollar General Corp.*	450	24,286
Dollar Tree, Inc.*	620	32,674
Family Dollar Stores, Inc.	7,610	541,756
Home Depot, Inc.,(The)	240	17,878
Kohl’s Corp.	170	8,723
Macy’s, Inc.	7,920	351,886
McDonald’s Corp.	3,100	292,516
O’Reilly Automotive, Inc.*	210	25,769
PetSmart, Inc.	5,430	382,435
Tiffany & Co.	240	18,506
Walgreen Co.	560	26,919
Wal-Mart Stores, Inc.	7,860	573,623

		2,918,968

Savings & Loans — 0.7%
People’s United Financial, Inc.	12,520	178,034

		178,034

Semiconductors — 0.3%
Intel Corp.	1,010	22,200
Linear Technology Corp.	590	22,615
Microchip Technology, Inc.	690	26,779

		71,594

Software — 3.8%
Adobe Systems, Inc.*	610	27,908
BMC Software, Inc.*	2,420	111,320
Dun & Bradstreet Corp., (The)	240	23,875
Fidelity National Information Services, Inc.	17,370	772,270

The accompanying notes are an integral part of the financial statements.

7

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2013

	Number of Shares	Value
Software — (Continued)
Fiserv, Inc.*	300	$28,881

		964,254

Telecommunications — 3.0%
AT&T, Inc.	6,850	231,736
Crown Castle International Corp.*	300	20,825
Motorola Solutions, Inc.	480	26,885
Verizon Communications, Inc.	10,540	499,385

		778,831

Transportation — 0.9%
United Parcel Service, Inc., Class B	2,630	225,075

		225,075

TOTAL COMMON STOCKS (Cost $23,726,439)		24,611,935

TOTAL INVESTMENTS — 96.0% (Cost $23,726,439)		24,611,935

OTHER ASSETS IN EXCESS OF LIABILITIES — 4.0%		1,026,101

NET ASSETS — 100.0%		$25,638,036

*	Non-income producing security.

REIT Real Estate Investment Trusts

The accompanying notes are an integral part of the financial statements.

8

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statement of Assets and Liabilities

August 31, 2013

ASSETS
Investments, at value (Cost $23,726,439)	$24,611,935
Cash	1,996,887
Receivables for:
Capital shares sold	17,775
Dividends	57,201
Receivable from Investment Adviser (See Note 2)	16,463
Prepaid expenses and other assets	7,429

Total assets	26,707,690

LIABILITIES
Payables for:
Capital shares redeemed	1,009,086
Administration and accounting services fees	15,692
Directors’ and officers’ fees	64
Other accrued expenses and liabilities	44,812

Total liabilities	1,069,654

Net Assets	$25,638,036

NET ASSETS CONSISTS OF
Par value	$2,163
Paid-in capital	24,103,662
Undistributed net investment income	142,225
Accumulated net realized gain from investments	504,490
Net unrealized appreciation on investments	885,496

Net Assets	$25,638,036

I SHARES:
Net Assets applicable to Class I Shares	$25,638,036

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,162,896

Net asset value, offering and redemption price per share	$11.85

The accompanying notes are an integral part of the financial statements.

9

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statement of Operations

August 31, 2013

INVESTMENT INCOME
Dividends and interest	$304,639

Total investment income	304,639

EXPENSES
Advisory fees (Note 2)	91,823
Administration and accounting services fees (Note 2)	87,191
Transfer agent fees (Note 2)	66,040
Audit fees	26,079
Custodian fees (Note 2)	24,106
Directors’ and officers’ fees	18,087
Registration and filing fees	13,223
Printing and shareholder reporting fees	12,554
Legal fees	7,528
Other expenses	12,773

Total expenses before waivers and reimbursements	359,404
Less: waivers and reimbursements (Note 2)	(230,851)

Net expenses after waivers and reimbursements	128,553

Net investment income	176,086

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	540,905
Net change in unrealized appreciation on:
Investments	788,121

Net realized and unrealized gain from investments	1,329,026

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,505,112

The accompanying notes are an integral part of the financial statements.

10

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2013	For the Period Ended August 31, 2012(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$176,086	$12,290
Net realized gain from investments	540,905	22,649
Net change in unrealized appreciation on investments	788,121	97,375

Net increase in net assets resulting from operations	1,505,112	132,314

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class I Shares
Net investment income	(44,910)	—
Net realized gains	(60,335)	—

Net decrease in net assets from dividends and distributions to shareholders.	(105,245)	—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares sold	25,571,238	3,597,193
Reinvestment of distributions	105,245	—
Shares redeemed	(5,040,783)	(127,059)
Redemption fees	21	—

Net increase in net assets from capital share transactions	20,635,721	3,470,134

Total increase in net assets	22,035,588	3,602,448

NET ASSETS
Beginning of period	3,602,448	—

End of period	$25,638,036	$3,602,448

Undistributed net investment income, end of period	$142,225	$12,290

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Shares sold	2,227,473	366,392
Shares reinvested	10,248	—
Shares redeemed	(428,636)	(12,581)

Net increase in shares	1,809,085	353,811

(1)	The Fund commenced investment operations on February 29, 2012.

The accompanying notes are an integral part of the financial statements.

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SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the representative periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2013	For the Period February 29, 2012 to August 31, 2012(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.18	$10.00

Net investment income(2)	0.15	0.08
Net realized and unrealized gain from investments(3)	1.64	0.10

Total from operations	1.79	0.18

Distributions to shareholders from:
Net investment income	(0.05)	—
Net realized gains	(0.07)	—

Total Distributions	(0.12)	—

Net asset value, end of period	$11.85	$10.18

Total investment return(4)	17.78%	1.80	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,638	$3,602
Ratio of expenses to average net assets with waivers and reimbursements	0.98%	0.98	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.74%	20.03	%(6)
Ratio of net investment income to average net assets	1.34%	1.64	%(6)
Portfolio turnover rate	81%	95	%(5)

(1)	The Fund commenced investment operations on February 29, 2012.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

12

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements

August 31, 2013

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and, a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has seventeen active investment portfolios, including the Summit Global Investments U.S. Low Volatility Equity Fund (the “Fund”), which commenced investment operations on February 29, 2012. As of August 31, 2013, the Fund offers three classes of shares, Class A Shares, Retail Shares and Class I Shares. As of August 31, 2013, Class A Shares and Retail Shares have not been issued.

RBB has authorized capital of one hundred billion shares of common stock of which 80.773 billion shares are currently classified into one hundred and forty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Fund has issued shares with a par value of $0.001.

Portfolio Valuation – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities;

•	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Continued)

August 31, 2013

The following is a summary of the inputs used, as of August 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$24,611,935	$24,611,935	—	—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the fiscal year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains and losses among classes on a daily basis, when applicable. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

14

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Continued)

August 31, 2013

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Redemption Fees — The Fund retains a redemption fee of 1.50% on redemptions of Fund shares held less than 60 days. The fees are reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

Summit has contractually agreed to waive its management fees and/or reimburse expenses, to the extent that total annual operating expenses (excluding certain items discussed below) exceed 1.23% of the average daily net assets for Class A Shares and Retail Shares (Class A Shares and Retail Shares have not commenced operations as of August 31, 2013) and 0.98% of the average daily net assets for Class I Shares. In determining Summit’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2015 and may not be terminated before December 31, 2013 without approval by the Company’s Board of Directors. For the year ended August 31, 2013, investment advisory fees accrued and waived were $91,823 and expenses reimbursed by the Adviser were $139,028.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

15

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Continued)

August 31, 2013

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing these transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC, serves as the principal underwriter and distributor of Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the year ended August 31, 2013 was $7,936. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

4. Investment in Securities

For the fiscal year ended August 31, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$30,084,368	$10,137,301

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$23,744,527

Gross unrealized appreciation.	$1,168,132
Gross unrealized depreciation.	(300,724)

Net unrealized appreciation	$867,408

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

16

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Concluded)

August 31, 2013

The following permanent differences as of August 31, 2013, primarily attributable to redesignation of dividend paid, reclassifications of short-term capital gain distributions and return of capital were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$(1,241)	$1,271	$(30)

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$643,787	$21,016	$867,408

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2013 was as follows:

Ordinary Income	Long-Term Gains	Total
$105,245	$—	$105,245

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year-end subject to the Modernization Act was August 31, 2012. As of August 31, 2013, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the

The RBB Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Summit Global Investments U.S. Low Volatility Equity Fund (one of the series constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period February 29, 2012 (commencement of operations) to August 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Global Investments U.S. Low Volatility Equity Fund of The RBB Fund, Inc. at August 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period February 29, 2012 (commencement of operations) to August 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 25, 2013

18

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. During the fiscal year ended August 31, 2013, the Fund paid $105,245 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 30.23%.

The percentage of ordinary income dividends paid qualifying for the corporate dividends received deduction is 34.19%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

19

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent six-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090.

Approval of Investment Advisory Agreements

As required by the Investment Company Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the Investment Company Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Summit and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 15, 2013 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Investment Advisory Agreement between the Company and Summit with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Fund and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Summit. Information on the Fund’s investment performance was provided since inception, for a one-year period, and for the quarter ended March 31, 2013. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmark was acceptable. The Directors also considered the Fund’s investment performance as compared to its Lipper peer group for the year ended February 28, 2013, noting the Fund had outperformed the Lipper performance group median.

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SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Other Information (Concluded)

(Unaudited)

The Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees of the Fund, before and after waivers, were lower than the peer group median and the actual total expenses of the Fund were at the median of the peer group. In addition, the Directors noted that Summit has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s average daily net assets through at least December 31, 2013 and that Summit expects to continue these fee waivers and expense reimbursements.

The Directors also considered Summit’s profitability, including the information included in the balance sheet provided during Summit’s presentation. The Directors also noted that Summit anticipates reaching a level of Fund assets in the next three months that would constitute the break-even point where Summit’s costs of running the Fund will be covered by the advisory fee.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Summit’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2014.

21

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SUMMIT GLOBAL INVESTMENTS U.S LOW VOLATILITY EQUITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information may include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments U.S. Low Volatility Equity Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Summit Global Investments U.S. Low Volatility Equity Fund Share?	Can you limit this sharing?

For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	Yes	No

For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.summitglobalinvestments.com

22

SUMMIT GLOBAL INVESTMENTS

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Privacy Notice

(Unaudited)

What we do

How does the Summit Global Investments U.S. Low Volatility Equity Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Summit Global Investments U.S. Low Volatility Equiy Fund collect my personal information?

We collect your personal information, for example, when you

•    open an account

•    provide account information

•    give us your contact information

•    make a wire transfer

•    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes — information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include Summit Global Investments, LLC, the investment adviser to the Summit Global Investments U.S. Low Volatility Equity Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•     Summit Global Investments U.S. Low Volatility Equity Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•     Summit Global Investments U.S. Low Volatility Equity Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

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Fund Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommu- nications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment Banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Independence Blue Cross; Intricon Corp. (producer of medical devices); Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds; (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

24

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS [2]

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

25

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees seventeen portfolios of the Company that are currently offered for sale.
[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky, Mr. Carnall and Mr. Sablowsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

26

Investment Adviser

Summit Global Investments, LLC

620 South Main Street

Bountiful, UT 84010

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker, Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2013	Fiscal Year 2012
PricewaterhouseCoopers LLP	$173,916	$195,275
Ernst & Young LLP	$286,625	$258,225
Aggregate Fees	$460,541	$453,500

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2013 and $0 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2013	Fiscal Year 2012
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$45,198.65	$12,375
Aggregate Fees	$45,198.65	$12,375

These fees were for the review of excise tax returns and passive foreign investment company (PFICs) analysis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.

Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.

Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.

Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.

Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) 100%

(d) Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2013	Fiscal Year 2012
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$84,500	96,875
Aggregate Fees	$84,500	$96,875

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/01/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/01/13

By (Signature and Title)*	/s/ Joel Weiss
Joel Weiss, Treasurer
(principal financial officer)

Date	11/01/13

*	Print the name and title of each signing officer under his or her signature.